Filed Pursuant to Rule 497
Registration No. 333-175160

PROSPECTUS
$500,000,000
Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities
Units
We may offer, from time to time, in one or more offerings or series, together or separately, up to $500,000,000 of our common stock, preferred stock, units, subscription rights, debt securities, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.
We may offer shares of common stock at a discount to net asset value per share in certain circumstances. On May 7, 2014, our common stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of May 7, 2015 or the date of our 2015 Annual Meeting of Stockholders. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Risk Factors” on page 13 and “Sales of Common Stock Below Net Asset Value” on page 112 of this prospectus for more information.
Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interests to do so. Shares of closed-end investment companies such as us frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.
Our securities may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution” on page 151. We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such securities, which must be delivered to each purchaser at, or prior to, the earlier of delivery of a confirmation of sale or delivery of the securities.
We are a specialty finance company that provides customized financing to lower middle market companies located primarily in the United States. Our goal is to be the premier provider of capital to these companies. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments. We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. We generally invest in securities that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.
Our common stock is listed on the New York Stock Exchange under the symbol “TCAP.” On June 26, 2014, the last reported sale price of our common stock on the New York Stock Exchange was $28.22 per share and our net asset value on March 31, 2014 was $15.72 per share. Our 7.00% senior notes due 2019 and our 6.375% senior notes due 2022 are listed on the New York Stock Exchange under the symbols “TCC” and “TCCA,” respectively. On June 26, 2014, the last reported sale prices of our 7.00% senior notes due 2019 and our 6.375% senior notes due 2022 on the New York Stock Exchange were $25.88 per $25.00 principal amount and $25.29 per $25.00 principal amount, respectively.

Investing in our securities is speculative and involves numerous risks, and you could lose your entire investment if any of the risks occur. Among these risks is the risk associated with leverage and dilution. For more information regarding these risks, please see “Risk Factors” beginning on page 13.
The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.
Please read this prospectus and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It concisely sets forth important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, or by calling us collect at (919) 719-4770 or on our website at www.tcap.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

The date of this prospectus is July 11, 2014.

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $500,000,000 worth of our common stock; preferred stock; units; subscription rights; debt securities; or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Available Information” and “Risk Factors” before you make an investment decision. During an offering, we will disclose material amendments to this prospectus through a post-effective amendment or prospectus supplement.
No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers.

PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including “Risk Factors,” “Selected Consolidated Financial and Other Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements contained elsewhere in this prospectus.
Triangle Capital Corporation is a Maryland corporation incorporated on October 10, 2006, for the purpose of acquiring Triangle Mezzanine Fund LLLP, or Triangle SBIC, and its general partner, Triangle Mezzanine LLC, or TML, raising capital in its initial public offering, or IPO, which closed on February 21, 2007 and, thereafter, operating as an internally managed business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act. Triangle SBIC is licensed as a small business investment company, or SBIC, by the United States Small Business Administration, or SBA. Simultaneously with the consummation of our IPO, we acquired all of the equity interests in Triangle SBIC and TML as described elsewhere in this prospectus under “Formation Transactions,” whereby Triangle SBIC became our wholly owned subsidiary. Triangle Mezzanine Fund II LP, or Triangle SBIC II, is a wholly owned subsidiary of Triangle Capital Corporation that is licensed by the SBA to operate as an SBIC. Unless otherwise noted in this prospectus or any accompanying prospectus supplement, the terms “we,” “us,” “our,” the “Company” and “Triangle” refer to Triangle SBIC prior to the IPO and to Triangle Capital Corporation and its subsidiaries, including Triangle SBIC and Triangle SBIC II, currently existing.
Triangle Capital Corporation
Triangle Capital Corporation is a specialty finance company that provides customized financing to lower middle market companies located primarily in the United States. Our goal is to be the premier provider of capital to these companies. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments. Our investment philosophy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in subordinated debt securities secured by second lien security interests in portfolio company assets, coupled with equity interests. On a more limited basis, we also invest in senior debt securities secured by first lien security interests in portfolio companies.
We focus on investments in companies with histories of generating revenues and positive cash flow, established market positions and proven management teams with strong operating discipline. Our target portfolio company has annual revenues between $20.0 and $200.0 million and annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 and $35.0 million. We believe that these companies have less access to capital and that the market for such capital is underserved relative to larger companies. Companies of this size are generally privately held and are less well known to traditional capital sources such as commercial and investment banks.
Our investments generally range from $5.0 to $35.0 million per portfolio company. In certain situations, we have partnered with other funds to provide larger financing commitments. We are continuing to operate Triangle SBIC and Triangle SBIC II as SBICs and to utilize the proceeds from the sale of SBA–guaranteed debentures, referred to herein as SBA leverage, to enhance returns to our stockholders. As of March 31, 2014, we had investments in 83 portfolio companies, with an aggregate cost of $680.9 million.
Our principal executive offices are located at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, and our telephone number is 919-719-4770. We maintain a website on the Internet at www.tcap.com. Information contained on our website is not incorporated by reference into this prospectus or any prospectus supplement, and you should not consider that information to be part of this prospectus.

Our Business Strategy
We seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments by:

•
Utilizing Long-Standing Relationships to Source Deals.    Our senior management team maintains extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities.

•
Focusing on Underserved Markets.    The lower middle market has traditionally been underserved. We believe that operating margin and growth pressures, as well as regulatory concerns, have caused financial institutions to de-emphasize services to lower middle market companies in favor of larger corporate clients and more liquid capital market transactions. We believe these dynamics have resulted in the financing market for lower middle market companies to be underserved, providing us with greater investment opportunities.

•
Providing Customized Financing Solutions.    We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Typically we invest in subordinated debt securities, coupled with equity interests. We believe our ability to customize financing arrangements makes us an attractive partner to lower middle market companies.

•
Leveraging the Experience of Our Management Team.    Our senior management team has extensive experience advising, investing in, lending to and operating companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at investment banks, commercial banks, and privately and publicly held companies in the capacity of executive officers. We believe this diverse experience provides us with an in depth understanding of the strategic, financial and operational challenges and opportunities of the lower middle market companies in which we invest. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

•
Applying Rigorous Underwriting Policies and Active Portfolio Management.    Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, which we believe allows us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. We analyze and discuss in detail the company’s financial performance with management in addition to participating in regular board of directors meetings. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

•
Taking Advantage of Low Cost Debentures Guaranteed by the SBA.    The licenses of Triangle SBIC and Triangle SBIC II to do business as SBICs allow them (subject to availability and continued regulatory compliance) to issue fixed-rate, low interest debentures which are guaranteed by the SBA and sold in the capital markets, potentially allowing us to increase our net investment income beyond the levels achievable by other BDCs utilizing traditional leverage.

•
Financing Our Investment Portfolio with Long-Term Capital.   In addition to proceeds from sales of shares of our common stock and proceeds from issuance of SBA-guaranteed debentures by our SBIC subsidiaries, we have outstanding unsecured notes with original terms of seven to ten years.

•
Maintaining Industry Diversification.    While we focus our investments in lower middle market companies, we seek to invest across various industries. We monitor our investment portfolio to ensure we have acceptable industry balance, using industry and market metrics as key indicators. By monitoring our investment portfolio for industry balance, we seek to reduce the effects of economic downturns associated with any particular industry or market sector. Notwithstanding our intent to invest across a variety of industries, we may from time to time hold securities of a single portfolio company that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company under the 1940 Act.

Risk Factors
Investing in our securities involves a high degree of risk. You should consider carefully the information found in “Risk Factors,” including the following risks:

•
Deterioration in the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations. Such economic adversity could impair our portfolio companies’ financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

•
Our investment portfolio is and will continue to be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

•	Our financial condition and results of operations depends on our ability to effectively manage and deploy capital.

•	We may face increasing competition for investment opportunities.

•	Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

•	Triangle SBIC and Triangle SBIC II are licensed by the SBA, and therefore subject to SBA regulations.

•	Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

•
We, through Triangle SBIC and Triangle SBIC II, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of Triangle SBIC and Triangle SBIC II that are superior to the claims of our stockholders.

•
We will be subject to corporate level income tax if we are unable to qualify as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

•	We may not be able to pay you dividends, our dividends may not grow over time, and a portion of dividends paid to you may be a return of capital.

•
Because we intend to continue to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital and make distributions.

•
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income, including income from amortization of original issue discount, contractual payment-in-kind, or PIK, interest, contractual preferred dividends, or amortization of market discount. Investments structured with these features may represent a higher level of credit risk compared to investments generating income which must be paid in cash on a current basis.

•
Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

•
Our investments in portfolio companies involve higher levels of risk, and we could lose all or part of any of our investments. Investing in our portfolio companies involves a number of significant risks. Among other factors, these companies:

◦
may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

◦
may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

◦
are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation, termination or significant underperformance of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

◦
generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

◦
generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

•	Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

•
We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

•	Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value.

•
We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results.

•	The market price of our securities may be volatile and fluctuate significantly.

Our Investment Criteria
We utilize the following criteria and guidelines in evaluating investment opportunities. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

•
Established Companies With Positive Cash Flow.    We seek to invest in established companies with a history of generating revenues and positive cash flows. We typically focus on companies with a history of profitability and minimum trailing twelve month EBITDA of $3.0 million. We generally do not invest in start-up companies, distressed situations, “turn-around” situations or companies that we believe have unproven business plans.

•
Experienced Management Teams With Meaningful Equity Ownership.    Based on our prior investment experience, we believe that a management team with significant experience with a portfolio company or relevant industry experience and meaningful equity ownership is essential to the long-term success of the portfolio company. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

•
Strong Competitive Position.    We seek to invest in companies that have developed strong positions within their respective markets, are well positioned to capitalize on growth opportunities and compete in industries with barriers to entry. We also seek to invest in companies that exhibit a competitive advantage, which may help to protect their market position and profitability.

•
Varied Customer and Supplier Base.    We prefer to invest in companies that have varied customer and supplier bases. Companies with varied customer and supplier bases are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

•
Significant Invested Capital.    We believe the existence of significant underlying equity value provides important support to investments. We look for portfolio companies that we believe have sufficient value beyond the layer of the capital structure in which we invest.

See “Business — Our Investment Criteria” for a more complete discussion of our investment criteria.
Our Investment Portfolio
As of March 31, 2014, we had investments in 83 portfolio companies with an aggregate cost of approximately $680.9 million. As of March 31, 2014, we had no investments that represented more than 10% of the total fair value of our investment portfolio. As of March 31, 2014, the weighted average yield on our outstanding debt investments other than non-accrual debt investments was approximately 13.9%. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments but excluding non-accrual debt investments) was approximately 12.4% as of March 31, 2014. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments and non-accrual debt investments) was approximately 12.0% as of March 31, 2014. There is no assurance that the portfolio yields will remain at these levels after an offering.

Regulation
We are a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. In addition, Triangle SBIC has elected to be treated as a BDC. We are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay any external investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals.
As a BDC, we are required to comply with numerous regulatory requirements. We are permitted to, and expect to, finance our investments using debt and equity. However, our ability to use debt is limited in certain significant respects. See “Regulation.” Commencing with our taxable year ended December 31, 2007, we have qualified and elected to be treated for U.S. federal income tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders out of our current and accumulated earnings and profits. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

The Offering
We may offer, from time to time, up to $500,000,000 worth of our securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements.
We may sell or otherwise issue shares of common stock at a discount to net asset value per share at prices approximating market value less selling expenses upon approval of our Board of Directors, including a majority of our independent directors, in certain circumstances. On May 7, 2014, our common stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of May 7, 2015 or the date of our 2015 Annual Meeting of Stockholders. See “Sales of Common Stock Below Net Asset Value” in this prospectus and in any accompanying prospectus supplement, if applicable. Sales or other issuances of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share.
Our stockholders did not specify a maximum discount below net asset value at which we are able to sell or otherwise issue our common stock; however, we do not intend to sell or otherwise issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interest to do so. The level of net asset value dilution that could result from such an offering is not limited.
Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding an offering of our securities:

New York Stock Exchange symbol for common stock	“TCAP”

New York Stock Exchange symbol for 7.00% Senior Notes Due 2019	“TCC”

New York Stock Exchange symbol for 6.375% Senior Notes Due 2022	“TCCA”

Use of proceeds
We intend to use the net proceeds from selling our securities to make investments in lower middle market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes.

Dividends and distributions
We pay quarterly dividends to our stockholders out of assets legally available for distribution, when, as and if declared by our Board of Directors. Our dividends, if any, will be determined by our Board of Directors. Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), maintenance of our RIC status and such other factors as our Board of Directors may deem relevant from time to time.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes, which could result in higher future taxable gains. In the future, our distributions may include a return of capital.

Taxation
We have elected to be treated as a RIC. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Depending on the amount of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See “Material U.S. Federal Income Tax Considerations.”

Dividend reinvestment plan
We have a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an “opt out” dividend reinvestment plan. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Trading at a discount
Shares of closed-end investment companies frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value.

Sales of common stock below net asset value
The offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our Board of Directors, or (3) under such circumstances as the Securities and Exchange Commission, or the SEC, may permit. On May 7, 2014, our common stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of May 7, 2015 or our 2015 Annual Meeting of Stockholders. Sales or other issuances by us of our common stock at a discount from our net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. See “Sales of Common Stock Below Net Asset Value” in this prospectus and in the prospectus supplement, if applicable.

Leverage
We borrow funds to make additional investments. We use this practice, which is known as “leverage,” to attempt to increase returns to our stockholders, but it involves significant risks. See “Risk Factors,” “Senior Securities” and “Regulation — Senior Securities.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ at any particular time will depend on our investment committee’s and our Board of Directors’ assessments of market and other factors at the time of any proposed borrowing. In addition, the maximum amount of leverage that our SBIC subsidiaries together can have outstanding is $225 million.

Available information
We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC’s Internet website at www.sec.gov. You can also inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. We intend to provide much of the same information on our website at www.tcap.com. Information contained on our website is not part of this prospectus or any prospectus supplement and should not be relied upon as such.

FEES AND EXPENSES
The following table is intended to assist you in understanding our consolidated costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Triangle,” or that “we” will pay fees or expenses, common stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load paid by us (as a percentage of offering price)	—(1)
Offering expenses borne by us	—(2)
Dividend reinvestment plan expenses	—(3)
Total stockholder transaction expenses paid by us (as a percentage of offering price)	—(4)

Annual Expenses (as a percentage of net assets attributable to common stock):
Interest payments on borrowed funds	6.04%(5)
Other expenses	4.51%(6)
Total annual expenses	10.55%(7)

(1)	In the event that securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	In the event that we conduct an offering of any of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses because they will be ultimately borne by us.

(3)	The expenses of administering our dividend reinvestment plan are included in other expenses.

(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(5)
Interest payments on borrowed funds represent our estimated annual interest payments on our outstanding SBA-guaranteed debentures, our Senior Notes due 2019, our Senior Notes due 2022 and on any outstanding borrowings under our Credit Facility. Interest payments on borrowed funds also includes an estimate of annual interest payments assuming the future issuance of $100.0 million in debt securities at an interest rate of 6.0% per annum. The estimate of annual interest payments are based upon trends in BDC offerings of debt securities in the last 12 months. The actual terms of debt securities offered in any future offering will be set forth in the applicable prospectus supplement. In the event that we issue more of this class of securities, the cost of capital will increase and our common stockholders will bear the expense. We currently do not have any class of securities outstanding other than our common stock, our Senior Notes due 2019 and our Senior Notes due 2022.

(6)
Other expenses represent our estimated annual operating expenses, including provision for taxes, and excluding interest payments on borrowed funds and if we issue preferred stock, dividends on preferred stock. We currently do not have any class of securities outstanding other than common stock, our Senior Notes due 2019 and our Senior Notes due 2022. We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals including, without limitation, compensation expenses related to salaries, discretionary bonuses and restricted stock grants.

(7)
The total annual expenses are the sum of interest payments on borrowed funds and other expenses. “Total annual expenses” as a percentage of average net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of average net assets, rather than average total assets, which includes assets that have been funded with borrowed money.

Example
The following example is required by the SEC and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$108	$306	$481	$838

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The table above does not reflect borrowings under our Credit Facility that we may employ in the future. “Other expenses” are based on estimated amounts for the current fiscal year. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA
The selected historical financial and other data below reflects the consolidated operations of Triangle Capital Corporation and its subsidiaries, including Triangle SBIC and Triangle SBIC II. The selected financial data at and for the fiscal years ended December 31, 2009, 2010, 2011, 2012 and 2013 have been derived from our financial statements that have been audited by Ernst & Young LLP, an independent registered public accounting firm. Interim financial information for the three months ended March 31, 2014 is derived from our unaudited financial statements, and in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim period. Results for the year ended December 31, 2013 and the three months ended March 31, 2014 are not necessarily indicative of the results that may be expected for the current fiscal year. You should read this selected financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto.

						Three Months
						Ended
	Year Ended December 31,					March 31,
	2009	2010	2011	2012	2013	2014
	(Dollars and share amounts in thousands, except per share data)					(unaudited)
Income statement data:
Investment income:
Total loan interest, fee and dividend income	$27,149	$35,641	$63,002	$89,937	$100,755	$23,964
Interest income from cash and cash equivalent investments	613	344	362	431	273	75
Total investment income	27,762	35,985	63,364	90,368	101,028	24,039
Operating expenses:
Interest and other financing fees	7,264	7,782	10,902	16,413	20,234	5,140
General and administrative expenses	6,449	7,689	11,966	16,293	19,265	5,056
Total operating expenses	13,713	15,471	22,868	32,706	39,499	10,196
Net investment income	14,049	20,514	40,496	57,662	61,529	13,843
Realized and unrealized gains (losses) on investments and foreign currency borrowings:
Net realized gains (losses):
Non-Control/Non-Affiliate investments	448	(1,623)	1,895	3,870	15,882	272
Affiliate investments	—	(3,856)	—	1,953	4,828	—
Control investments	—	—	9,079	838	(2,290)	(208)
Net realized gains (losses)	448	(5,479)	10,974	6,661	18,420	64
Net unrealized appreciation (depreciation):
Investments	(10,310)	10,941	6,367	(2,878)	1,811	(1,498)
Foreign currency borrowings	—	—	—	—	404	360
Net unrealized appreciation (depreciation)	(10,310)	10,941	6,367	(2,878)	2,215	(1,138)
Net realized and unrealized gains (losses) on investments and foreign currency borrowings	(9,862)	5,462	17,341	3,783	20,635	(1,074)
Loss on extinguishment of debt	—	(365)	(158)	(829)	(413)	—
Provision for taxes	(150)	(220)	(908)	(552)	(539)	(267)
Net increase in net assets resulting from operations	$4,037	$25,391	$56,771	$60,064	$81,212	$12,502
Net investment income per share — basic and diluted	$1.63	$1.62	$2.07	$2.16	$2.23	$0.50
Net increase in net assets resulting from operations per share —basic and diluted	$0.47	$1.99	$2.90	$2.25	$2.94	$0.45
Net asset value per share	$11.03	$12.09	$14.68	$15.30	$16.10	$15.72
Dividends per share	$1.62	$1.61	$1.77	$2.02	$2.16	$0.54
Capital gains distributions per share	$0.05	$0.04	$—	$—	$—	$—
Weighted average number of shares outstanding — basic and diluted	8,593	12,763	19,555	26,741	27,576	27,805

	Year Ended December 31,					March 31,
	2009	2010	2011	2012	2013	2014
	(Dollars in thousands)					(unaudited)
Balance sheet data:
Assets:
Investments at fair value	$201,318	$325,991	$507,079	$706,803	$664,373	$690,010
Cash and cash equivalents	55,200	54,820	66,868	72,300	133,304	90,838
Interest and fees receivable	677	868	1,884	2,650	5,256	3,706
Prepaid expenses and other current assets	287	119	623	403	832	3,473
Deferred financing fees	3,540	6,200	6,683	12,323	11,064	10,666
Property and equipment, net	29	47	58	56	60	77
Total assets	$261,051	$388,045	$583,195	$794,535	$814,889	$798,770
Liabilities:
Accounts payable and accrued liabilities	$2,222	$2,269	$4,117	$6,405	$7,494	$1,743
Interest payable	2,334	2,388	3,522	3,137	3,018	1,094
Distribution / dividends payable	4,775	—	—	—	—	—
Taxes payable	59	198	1,403	3,211	1,065	—
Deferred revenue	75	37	—	—	—	—
Deferred income taxes	577	209	629	1,342	3,514	3,611
Borrowings under credit facility	—	—	15,000	—	11,221	10,861
Senior notes	—	—	—	149,500	149,500	149,500
SBA-guaranteed debentures payable	121,910	202,465	224,237	213,605	193,285	193,330
Total liabilities	131,952	207,566	248,908	377,200	369,097	360,139
Net assets	129,099	180,479	334,287	417,335	445,792	438,631
Total liabilities and net assets	$261,051	$388,045	$583,195	$794,535	$814,889	$798,770
Other data (unaudited):
Weighted average yield on total investments(1)	13.5%	13.7%	13.9%	13.3%	12.8%	12.4%
Number of portfolio companies	37	48	63	82	79	83
Expense ratios (as percentage of average net assets):
General and administrative expenses	6.6%	5.3%	4.4%	4.0%	4.4%	4.5%
Interest and other financing fees	7.4	5.4	4.1	4.0	4.7	4.6
Total expenses	14.0%	10.7%	8.5%	8.0%	9.1%	9.1%

(1)	Excludes non-accrual debt investments.

SELECTED QUARTERLY FINANCIAL DATA
The following tables set forth certain quarterly financial information for each of the nine quarters ending with the quarter ended March 31, 2014. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	Quarter Ended
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Total investment income	$19,111,853	$21,962,466	$24,326,708	$24,967,440
Net investment income	12,193,849	14,050,423	15,876,354	15,541,771
Net increase in net assets resulting from operations	12,617,508	15,626,201	16,231,786	15,588,022
Net investment income per share	$0.49	$0.52	$0.58	$0.57

	Quarter Ended
	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Total investment income	$24,465,935	$27,256,148	$27,315,168	$21,991,114
Net investment income	15,233,465	16,271,923	16,779,568	13,243,941
Net increase in net assets resulting from operations	18,419,816	21,848,467	23,171,664	17,771,933
Net investment income per share	$0.56	$0.59	$0.61	$0.48

Quarter Ended
March 31, 2014
Total investment income	$24,038,945
Net investment income	13,843,341
Net increase in net assets resulting from operations	12,502,499
Net investment income per share	$0.50

RISK FACTORS
Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose all or part of your investment.
Risks Relating to Our Business and Structure
Our financial condition and results of operations will depend on our ability to manage and deploy capital effectively.
Our ability to continue to achieve our investment objectives will depend on our ability to effectively manage and deploy our capital, which will depend, in turn, on our management team’s ability to continue to identify, evaluate, invest in and monitor companies that meet our investment criteria. We cannot assure you that we will continue to achieve our investment objectives.
Accomplishing this result on a cost-effective basis will be largely a function of our management team’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, members of our management team and our investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment.
Even if we are able to grow and build upon our investment operations in a manner commensurate with the increased capital available to us as a result of recent offerings of our securities, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, or any prospectus supplement, it could negatively impact our ability to pay distributions and cause you to lose part or all of your investment.
Market volatility and the condition of the debt and equity capital markets could negatively impact our financial condition and stock price.
Beginning in the third quarter of 2007, global credit and other financial markets began to suffer substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in the affairs of several major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty.
Since March 2009, the global credit and other financial market conditions have improved as stability has increased throughout the international financial system and many public market indices have experienced positive total returns. Concentrated policy initiatives undertaken by central banks and governments appear to have curtailed the incidence of large-scale failures within the global financial system. Concurrently, investor confidence, financial indicators, capital markets activity and asset prices have shown signs of marked improvement since the second quarter of 2009. However, while financial conditions have improved, domestic unemployment rates remain high and economic activity in many areas remains subdued. In addition, there are early signs that many businesses and industries are experiencing inflationary pressures, both internationally and domestically.
Recent U.S. debt ceiling and budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional sovereign credit-rating downgrades and economic slowdowns. The impact of this or any further downgrades to the U.S. government's sovereign credit rating, or its perceived creditworthiness, and the impact of events in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations are inherently unpredictable and could adversely affect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective. These developments could cause interest rates and borrowing costs to rise, negatively impact our ability to access the capital markets on favorable terms, decrease our ability to borrow under our line of credit or result in a decision by other lenders not to extend credit to us. In addition, the broader financial turmoil and uncertainty may weigh heavily on our stock price.
Our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.
Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our Board of Directors. Typically there is not a public market for the securities of the privately held companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value as determined in good faith by our Board of Directors based on input from management, a nationally recognized independent advisor (on a rotational basis) and our audit committee. See “Business—Valuation Process and Determination of Net Asset Value” for a detailed description of our valuation process.
The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, is to a certain degree subjective and dependent on the judgment of our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale or disposition of one or more of our investments. As a result, investors purchasing our securities based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of our investments might warrant.
Volatility or a prolonged disruption in the credit markets could materially damage our business.
We are required to record our assets at fair value, as determined in good faith by our Board of Directors in accordance with our valuation policy. As a result, volatility in the capital markets may adversely affect our valuations and our net asset value, even if we intend to hold investments to maturity. Volatility or dislocation in the capital markets may depress our stock price below our net asset value per share and create a challenging environment in which to raise debt and equity capital. As a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. Additionally, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage under the 1940 Act must equal at least 200% of total indebtedness immediately after each time we incur indebtedness exclusive of the SBA-guaranteed debentures pursuant to our SEC exemptive relief. Shrinking portfolio values negatively impact our ability to borrow additional funds or issue additional debt securities because our net asset value is reduced for purposes of the 200% asset leverage test. If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratio stipulated by the 1940 Act, which could, in turn, cause us to lose our status as a BDC and materially impair our business operations. A protracted disruption in the credit markets could also materially decrease demand for our investments.
The significant disruption in the capital markets experienced in the past had and may in the future have a negative effect on the valuations of our investments, and on the potential for liquidity events involving our investments. The debt capital that will be available to us in the future, if at all, is likely to have a higher cost and less favorable terms and conditions. If our financing costs increase and we have no increase in interest income, then our net investment income will decrease. A prolonged inability to raise capital will require us to reduce the volume of loans we originate and could have a material adverse impact on our business, financial condition or results of operations. This may also increase the probability that other structural risks negatively impact us. These situations may arise due to circumstances that we may be unable to control, such as a protracted disruption in the credit markets, a severe decline in the value of the U.S. dollar, a sharp economic downturn or an operational problem that affects third parties or us, and could materially damage our business.

We operate in a highly competitive market for investment opportunities.
A large number of entities compete with us to make the types of investments that we make in target companies. We compete for investments with other BDCs and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial and investment banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, also invest in lower middle market companies. As a result, competition for investment opportunities in lower middle market companies is intense. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in lower middle market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.
We are dependent upon our executives for our future success.
We depend on the members of our senior management team, particularly executive officers Garland S. Tucker, III, E. Ashton Poole, Brent P.W. Burgess and Steven C. Lilly, for the final selection, structuring, closing and monitoring of our investments. These executive officers have critical industry experience and relationships that we rely on to implement our business plan. If we lose the services of these individuals, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.
Our success depends on attracting and retaining qualified personnel in a competitive environment.
We experience competition in attracting and retaining qualified personnel, particularly investment professionals, and we may be unable to maintain or grow our business if we cannot attract and retain such personnel. Our ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, our ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which we compete for experienced personnel have greater resources than we have.
The competitive environment for qualified personnel may require us to take certain measures to ensure that we are able to attract and retain experienced personnel. Such measures may include increasing the attractiveness of our overall compensation packages, altering the structure of our compensation packages through the use of additional forms of compensation, utilization of employment contracts for our executive officers or other steps. The inability to attract and retain experienced personnel could have a material adverse effect on our business.
Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.
We expect that members of our management and investment teams will maintain their relationships with financial institutions, private equity and other non-bank investors, investment bankers, commercial bankers, attorneys, accountants and consultants, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our management and investment teams fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom members of our management and investment teams have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

Our long-term ability to fund new investments and make distributions to our stockholders could be limited if we are unable to renew, extend, replace or expand our credit facility, or if financing becomes more expensive or less available.
On June 26, 2013, we entered into a credit agreement providing for a revolving line of credit, which we refer to as the Credit Facility. Committed funding under the Credit Facility was $165.0 million as of December 31, 2013. The Credit Facility has an accordion feature which allows for an increase in the total loan size up to $215.0 million. However, if we are unable to meet the terms of the accordion feature, we will be unable to expand the facility. The Credit Facility matures on September 17, 2017, with a one-year extension option bringing the potential maturity date to September 17, 2018. If the facility is not renewed or extended, all principal and interest will be due and payable.
There can be no guarantee that we will be able to renew, extend or replace the Credit Facility upon its maturity on terms that are favorable to us, if at all. Our ability to expand the Credit Facility, and to obtain replacement financing at the time of maturity, will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to expand the Credit Facility, or to renew, extend or replace the Credit Facility at the time of its maturity, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC under the Code.
Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.
Our business will require capital to operate and grow. We may acquire such additional capital from the following sources:
Senior Securities.    Currently we, through our SBIC subsidiaries, issue debt securities guaranteed by the SBA. We have also issued two classes of notes in registered public offerings. In the future, we may issue additional debt securities or preferred stock, and/or borrow money from banks or other financial institutions (including borrowings under our Credit Facility), which we refer to collectively as senior securities. As a result of issuing senior securities, we will be exposed to additional risks, including, but not limited to, the following:

•
Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous. Further, we may not be permitted to declare a dividend or make any distribution to stockholders or repurchase shares until such time as we satisfy this test.

•	Any amounts that we use to service our debt or make payments on preferred stock will not be available for distributions to our common stockholders.

•
It is likely that any senior securities or other indebtedness we issue will be, and our Credit Facility and senior notes are, governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

•	We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities and other indebtedness.

•
Preferred stock or any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock.

Additional Common Stock.    Under the provisions of the 1940 Act, we are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in the best interests of our stockholders, and our stockholders approve such sale. At our Annual Stockholders Meeting on May 7, 2014, our stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of May 7, 2015 or the date of our 2015 annual meeting of stockholders. Our stockholders did not specify a maximum discount below net asset value at which we are able to sell or otherwise issue our common stock; however, we do not intend to sell or otherwise issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interests to do so. In any such case, however, the price at which our common stock are to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.
In addition to regulatory limitations on our ability to raise capital, our line of credit contains various covenants, which, if not complied with, could accelerate our repayment obligations under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.
We will have a continuing need for capital to finance our investments. We are party to the Credit Facility, which had $165.0 million of committed funding (of which $154.1 million was available for borrowings) as of March 31, 2014. The Credit Facility is subject to an accordion provision that allows for an increase in total commitments of up to $215 million. For a description of the interest payable under the Credit Facility see “Liquidity and Capital Resources - Financing Transactions.” The Credit Facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting requirements, minimum consolidated tangible net worth, minimum interest coverage ratio, maintenance of RIC and BDC status and minimum liquidity. The Credit Facility also contains customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control and materially adverse effect. The Credit Facility permits us to fund additional loans and investments as long as we are within the conditions set out in the credit agreement. Our continued compliance with these covenants depends on many factors, some of which are beyond our control, and there are no assurances that we will continue to comply with these covenants. Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders.
Recent healthcare reform legislation may affect our revenue and financial condition.
On March 23, 2010, the President of the United States signed into law the Patient Protection and Affordable Care Act of 2010 and on March 30, 2010, the President signed into law the Health Care and Education Reconciliation Act, which in part modified the Patient Protection and Affordable Care Act. Together, the two Acts serve as the primary vehicle for comprehensive health care reform in the United States. The Acts are intended to reduce the number of individuals in the United States without health insurance and effect significant other changes to the ways in which health care is organized, delivered and reimbursed. The complexities and ramifications of the new legislation are significant, and are being implemented in a phased approach beginning in 2010 and concluding in 2018. At this time, the effects of health care reform and its impact on our operations and on the business, revenues and financial condition of our portfolio companies are not yet known. Accordingly, the reform could adversely affect the cost of providing healthcare coverage generally and could adversely affect the financial success of both the portfolio companies in which we invest and us.
The impact of recent financial reform legislation on us is uncertain.
In light of current conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The Dodd-Frank Reform Act became effective on July 21, 2010, however many provisions of the Dodd-Frank Reform Act have delayed effectiveness or will not become effective until the relevant federal agencies issue new rules to implement the Dodd-Frank Reform Act. Nevertheless, the Dodd-Frank Reform Act may have a material adverse impact on the financial services industry as a whole and on our business, results of operations and financial condition. Accordingly, we cannot predict the effect the Dodd-Frank Reform Act or its implementing regulations will have on our business, results of operations or financial condition.
Our SBIC subsidiaries are licensed by the SBA, and therefore subject to SBA regulations.
Our SBIC subsidiaries are licensed to act as SBICs and are regulated by the SBA. Pursuant to SBA regulations, an SBIC can provide financing in the form of debt, debt with equity features and/or equity to “eligible” small businesses. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. See “Regulation — Small Business Administration Regulations” for more discussion on these limitations. Compliance with SBA requirements may cause our SBIC subsidiaries, and us, as their parent, to forgo attractive investment opportunities that are not permitted under SBA regulations.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If our SBIC subsidiaries fail to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit our SBIC subsidiaries’ use of debentures, declare outstanding debentures immediately due and payable, and/or limit our SBIC subsidiaries from making new investments. In addition, the SBA can remove the general partners of our SBIC subsidiaries and have a receiver appointed, or revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958, as amended, or any rule or regulation promulgated thereunder. Such actions by the SBA would, in turn, negatively affect us because our SBIC subsidiaries are wholly-owned.
Because we borrow money and may in the future issue additional senior securities including preferred stock and debt securities, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.
Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital. As we use leverage to partially finance our investments, our stockholders experience increased risks associated with investing in our securities. We currently have the ability to borrow under our Credit Facility and have issued senior securities, and in the future may borrow from, or issue additional senior securities to, banks, insurance companies, funds, institutional investors and other lenders and investors. Our SBIC subsidiaries issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of our SBIC subsidiaries that are superior to the claims of our common stockholders. In addition, our Credit Facility contains financial and operating covenants that could restrict our business activities, including our ability to declare dividends if we default under certain provisions. Breach of any of those covenants could cause a default under those instruments. Such a default, if not cured or waived, could have a material adverse effect on us. The lenders party to the Credit Facility are secured primarily by our assets, excluding the assets of our SBIC subsidiaries, and have claims that are superior to the claims of our common stockholders. We may also borrow from banks and other lenders or issue additional senior securities including preferred stock and debt securities in the future. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause our net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our stockholders. Leverage is generally considered a speculative investment technique.
As of March 31, 2014, we had $149.5 million in aggregate principal amount outstanding of our unsecured notes, $193.3 million in outstanding SBA-guaranteed debentures payable and $10.9 million outstanding under our Credit Facility. In order for us to cover our annual interest payments on this indebtedness, we must achieve annual returns on our March 31, 2014 total assets of at least 2.3%.
Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are to assist you in understanding the effects of leverage and are hypothetical. Actual returns may be higher or lower than those appearing below.

	Assumed Return on our Portfolio (Net of Expenses)
	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to stockholder(1)	(22.4)%	(13.3)%	(4.2)%	4.9%	14.0%

(1)
Assumes $798.8 million in total assets, $353.7 million in debt outstanding, $438.6 million in net assets and an average cost of funds of 5.16%, which was the weighted average borrowing cost on our borrowings as of March 31, 2014.

Our ability to achieve our investment objective may depend in part on our ability to achieve additional leverage on favorable terms by issuing additional senior securities or debentures guaranteed by the SBA, by borrowing from banks or insurance companies or by expanding our line of credit, and there can be no assurance that such additional leverage can in fact be achieved.
We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.
SBA regulations limit the outstanding dollar amount of SBA guaranteed debentures that may be issued by an SBIC or group of SBICs under common control.
The SBA regulations currently limit the dollar amount of SBA-guaranteed debentures that can be issued by any one SBIC to $150.0 million or to a group of SBICs under common control to $225.0 million. Moreover, an SBIC may not borrow an amount in excess of two times (and in certain cases, up to three times) its regulatory capital, which generally is the amount raised from private investors. As of March 31, 2014, Triangle SBIC had outstanding $118.7 million of SBA-guaranteed debentures and has the current capacity to issue up to the statutory maximum of $150.0 million, subject to SBA approval. As of March 31, 2014, Triangle SBIC II had outstanding $75.0 million in face amount of SBA-guaranteed debentures. During times that we reach the maximum dollar amount of SBA-guaranteed debentures permitted, and if we require additional capital, our cost of capital is likely to increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.
Moreover, the current status of our SBIC subsidiaries as SBICs does not automatically assure that our SBIC subsidiaries will continue to receive SBA-guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies and available SBA funding. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by our SBIC subsidiaries.
The debentures guaranteed by the SBA have a maturity of ten years and require semi-annual payments of interest. Our SBIC subsidiaries will need to generate sufficient cash flow to make required interest payments on the debentures. If our SBIC subsidiaries are unable to meet their financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under such debentures as the result of a default by us. In addition, the SBA must approve our independent directors before our SBIC subsidiaries will be permitted to issue additional debentures guaranteed by the SBA.
We may experience fluctuations in our quarterly results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Our ability to enter into and exit investment transactions with our affiliates is restricted.
Except in those instances where we have received prior exemptive relief from the SEC, we are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5.0% or more of our outstanding voting securities is deemed our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25.0% of our voting securities, we will be prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC. These restrictions could limit or prohibit us from making certain attractive investments that we might otherwise make absent such restrictions.
Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
Our Board of Directors has the authority to modify or waive our current investment objectives, operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds from any future offering and may use the net proceeds from such offerings in ways with which investors may not agree or for purposes other than those contemplated at the time of the offering.

We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our status as a regulated investment company under Subchapter M of the Code, which will adversely affect our results of operations and financial condition.
We have elected to be treated as a RIC under the Code, which generally will allow us to avoid being subject to corporate-level U.S. federal income tax. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements:

•
The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90.0% of our net ordinary income and net short-term capital gain in excess of net long-term capital loss, if any. We will be subject to a 4.0% nondeductible U.S. federal excise tax, however, to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar year basis. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

•	The income source requirement will be satisfied if we obtain at least 90.0% of our income for each year from distributions, interest, gains from the sale of stock or securities or similar sources.

•
The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50.0% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25.0% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate-level U.S. federal income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.
We may not be able to pay distributions to our stockholders, our distributions may not grow over time, a portion of distributions paid to our stockholders may be a return of capital, and investors in our debt securities may not receive all of the interest income to which they are entitled.
We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be harmed by, among other things, the risk factors described in this prospectus and any supplement thereto. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could, in the future, limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, our SBIC subsidiaries’ compliance with applicable SBIC regulations, compliance with the covenants of our senior debt securities and such other factors as our Board of Directors may deem relevant from time to time. In addition, our line of credit may restrict the amount of distributions we are permitted to make. We cannot assure you that we will pay distributions to our stockholders in the future.
The above-referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt securities, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.

When we make quarterly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits, recognized capital gain or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal income tax purposes.
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with contractual PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Investments structured with these features may represent a higher level of credit risk compared to investments generating income which must be paid in cash on a current basis. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for U.S. federal income tax purposes.
Because any original issue discount or other amounts accrued will be included in our investment company taxable income, or ICTI, for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”
You may have a current tax liability on distributions reinvested in our common stock pursuant to our dividend reinvestment plan but would not receive cash from such distributions to pay such tax liability.
If you participate in our dividend reinvestment plan, you will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, unless you are a tax-exempt entity, you may have to use funds from other sources to pay your tax liability on the value of our common stock received from the distribution.
Our SBIC subsidiaries, as SBICs, may be unable to make distributions to us that may harm our ability to meet regulated investment company requirements, which could result in the imposition of an entity-level tax.
In order for us to continue to qualify as a RIC, we will be required to distribute on an annual basis substantially all of our taxable income, including income from our subsidiaries, including our SBIC subsidiaries. As a significant amount of our investments are generally held by our SBIC subsidiaries, we will be substantially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to qualify as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our status as a RIC. We cannot assure you that the SBA will grant such waiver and if our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC status and a consequent imposition of corporate-level U.S. federal income tax on us.
Pursuant to SBA regulations, an SBIC with outstanding debenture leverage may only distribute cumulative realized profits (less unrealized losses on investments). It may not return more than 2% of its outstanding capital in any fiscal year without SBA prior approval. Historically, SBA has permitted payment in excess of 2% only pursuant to an approved wind up plan filed by the SBIC pursuant to which SBA determines that repayment of outstanding debentures is adequately assured.

Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a regulated investment company, we will continue to need additional capital to finance our growth and regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital and make distributions.
In order to satisfy the requirements applicable to a RIC and to avoid payment of U.S. federal excise tax, we intend to distribute to our stockholders substantially all of our net ordinary income and net capital gain income except for certain net long-term capital gains recognized after we became a RIC, some or all of which we may retain, pay applicable U.S. federal income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders. As a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings (other than SBA leverage) and any preferred stock we may issue in the future, of at least 200.0%. This requirement limits the amount that we may borrow and may prohibit us from making distributions. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments or sell additional securities and, depending on the nature of our leverage, to repay a portion of our indebtedness at a time when such sales may be disadvantageous. In addition, issuance of additional securities could dilute the percentage ownership of our current stockholders in us.
While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline. In addition, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. At our Annual Stockholders Meeting on May 7, 2014, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of May 7, 2015 or the date of our 2015 annual meeting of stockholders. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interests to do so. For an illustration on the potential dilutive effect of an offering of our common stock at a price below net asset value, please see the illustration below.
Illustration: Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value. The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.
The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value), (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from net asset value) and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.01 per share after offering expenses and commissions (a 100% discount from net asset value). Because we are not limited as to the amount of discount from net asset value at which we can offer shares, the fourth example on the following table (an offering at a price of $0.01 per share) is included, however, the Company will not offer shares at a 100% discount to net asset value. “NAV” in the table below stands for “net asset value.”
In any offering of common stock, we will present the actual dilution to stockholders in tabular form in the prospectus supplement specific to that offering.

Dilutive Effect of the Issuance of Shares by Company XYZ Below Net Asset Value

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%	$8.00	(19.98)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%	$80,020	(19.98)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—	$(19,980)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—	$8.00	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(2.00)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%	—	(19.98)%

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
We are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In addition, any change to the SBA’s current debenture program could have a significant impact on our ability to obtain lower-cost leverage and, therefore, our competitive advantage over other finance companies.
Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and any supplement thereto and may result in our investment focus shifting from the areas of expertise of our management team to other types of investments in which our management team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us.
We are subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Among other requirements, under Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder, our management is required to report on our internal controls over financial reporting. We are required to review on an annual basis our internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose significant changes in our internal controls over financial reporting. We have and expect to continue to incur significant expenses related to compliance with the Sarbanes-Oxley Act, which will negatively impact our financial performance and our ability to make distributions. In addition, this process results in a diversion of management’s time and attention. Since we have a limited operating history as a company subject to the Sarbanes-Oxley Act, we cannot assure you that our internal controls over financial reporting will continue to be effective. In the event that we are unable to maintain compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.
The Credit Facility with potential members of the underwriting syndicate may not be as favorable to us as if it had been negotiated with unaffiliated third-parties.
We entered into the Credit Facility on June 26, 2013 with lenders that have acted and may in the future act as members of the underwriting syndicate for securities issued pursuant to this registration statement. Consequently the terms may not be as favorable to us as if they had been negotiated with unrelated third-parties.
We could face losses and potential liability if intrusion, viruses or similar disruptions to our technology jeopardize our confidential information or that of users of our technology.
Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.
Risks Relating to Our Investments
Our investments in portfolio companies may be risky, and we could lose all or part of our investment.
Investing in lower middle market companies involves a number of significant risks. Among other things, these companies:

•
may have limited financial resources to meet future capital needs and thus may be unable to grow or meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

•
may have shorter operating histories, narrower product lines, smaller market shares and/or more significant customer concentration than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•
are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•
generally have less predictable operating results, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•
generally have less publicly available information about their businesses, operations and financial condition. We rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.
The lack of liquidity in our investments may adversely affect our business.
We invest in companies whose securities are not publicly traded, and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.
We may not have the funds or ability to make additional investments in our portfolio companies.
We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.
Our portfolio companies may incur debt or issue securities that rank equally with, or senior to, our investments in such companies.
We invest primarily in senior secured debt and subordinated notes as well as equity issued by lower middle market companies. Our portfolio companies may have, or may be permitted to incur, other debt, or issue other securities that rank equally with, or senior to, the debt in which we invest. By their terms, such instruments may entitle the holders to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such holders, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.
There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.
Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (i) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (ii) the nature, timing and conduct of foreclosure or other collection proceedings; (iii) the amendment of any collateral document; (iv) the release of the security interests in respect of any collateral; and (v) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.
Finally, the value of the collateral securing our debt investment will ultimately depend on market and economic conditions, the availability of buyers and other factors. Therefore, there can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by our second priority liens after payment in full of all obligations secured by the senior lender’s first priority liens on the collateral. There is also a risk that such collateral securing our investments may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the portfolio company and market conditions. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by our second priority liens, then we, to the extent not repaid from the proceeds from the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.
Our investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.
Our investment strategy contemplates potential investments in foreign companies. Investing in foreign companies may expose us to additional risk not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.
Although most of our investments will be U.S. dollar denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us.
If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.
As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70.0% of our total assets are qualifying assets. For further detail, see “Regulation.”
We believe that substantially all of our investments are qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position).

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.
We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our RIC asset diversification requirements and certain SBA diversification requirements for our investments held by our two wholly-owned SBIC subsidiaries, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.
We generally will not control our portfolio companies.
We do not, and do not expect to, control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.
Economic recessions or downturns could impair our portfolio companies and harm our operating results.
Beginning in the third quarter of 2007, global credit and other financial markets began to suffer substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in the affairs of several major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty.
Since March 2009, the global credit and other financial market conditions have improved as stability has increased throughout the international financial system and many public stock market indices have experienced positive total returns. Concentrated policy initiatives undertaken by central banks and governments appear to have curtailed the incidence of large-scale failures within the global financial system. Concurrently, investor confidence, financial indicators, capital markets activity and asset prices have shown signs of marked improvement since the second quarter of 2009. However, while financial conditions have improved, domestic unemployment rates remain high, and economic activity remains subdued. In addition, there are early signs that many businesses and industries are experiencing inflationary pressures, both internationally and domestically.
Many of our current and/or future portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, during such slowdowns or recessions, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease. Adverse economic conditions may also decrease the value of any collateral securing some of our debt investments and the value of our equity investments. A prolonged economic slowdown or recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in investment income, net investment income, assets, and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investment originations and harm our operating results.
Financial results may be affected adversely if one or more of our portfolio investments defaults on its loans or fails to perform as we expect.
Our portfolio consists primarily of debt and equity investments in privately owned lower middle market businesses. Compared to larger publicly owned companies, these lower middle market companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the management talents and efforts of an individual or a small group of persons. The loss of any of their key employees could affect their ability to compete effectively and harm their financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay their obligations to us, which may have an adverse effect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral.
Some of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies pose a higher default risk than loans made to companies who have access to traditional credit sources.
Generally, little, if any, public information is available about such companies. Therefore, we must rely on our employees’ diligence to obtain the information needed, such as the financial information of these companies, to make well-informed investment decisions. If we do not uncover material information about these companies, we may not make a fully informed investment decision, which could, in turn cause us to lose money on our investments.
Potential writedowns or losses with respect to portfolio investments existing and to be made in the future could adversely affect our results of operations, cash flows, dividend level, net asset value and stock price.
As of March 31, 2014, the fair value of our non-accrual assets was approximately $1.1 million, which comprised approximately 0.2% of the total fair value of our portfolio, and the cost of our non-accrual assets was approximately $15.0 million, or 2.2% of the total cost of our portfolio.
In addition to our non-accrual assets, as of March 31, 2014, we had debt investments in four portfolio companies (our subordinated notes to DCWV Acquisition Corporation, Frozen Specialties, Inc., Minco Technology Labs, LLC, and FCL Holding SPV, LLC) that were on non-accrual only with respect to the PIK interest component of the loans. As of March 31, 2014, the fair value of these debt investments was approximately $13.5 million, or 2.0% of the total fair value of our portfolio and the cost of these assets was approximately $23.5 million, or 3.5% of the total cost of our portfolio.
In addition, as of March 31, 2014, we had, on a fair value basis, approximately $25.7 million of debt investments, or 3.7% of the total fair value of our portfolio, which were current with respect to scheduled interest and principal payments, but which were carried at less than cost. In light of current economic conditions, certain of our portfolio companies may be unable to service our debt investments on a timely basis. These conditions may also decrease the value of collateral securing some of our debt investments, as well as the value of our equity investments. As a result, the number of non-performing assets in our portfolio may increase, and the overall value of our portfolio may decrease, which could lead to financial losses in our portfolio and a decrease in our investment income, net investment income, dividends and assets.
Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.
As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.
Defaults by our portfolio companies may harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.
We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our securities.
Changes in interest rates may affect our cost of capital and results of operations.
Most of our debt investments will bear interest at fixed rates and the value of these investments could be negatively affected by increases in market interest rates. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our distribution rate, a situation which could reduce the value of our common stock. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay our debt investments, resulting in the need to redeploy capital at potentially lower rates.
We may not realize gains from our equity investments.
Certain investments that we have made in the past and may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity co-investments in companies in conjunction with private equity sponsors. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.
Risks Relating to an Offering of Our Securities
We may be unable to invest a significant portion of the net proceeds raised from our offerings on acceptable terms, which would harm our financial condition and operating results.
Delays in investing the net proceeds raised in our offerings may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds from any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.
We anticipate that, depending on market conditions, it may take a substantial period of time to invest substantially all of the net proceeds from any offering in securities meeting our investment objective. During such a period, we have and will continue to invest the net proceeds from any offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective, and given our expense ratio and the prevailing interest rate climate, there is a possible risk of losing money on the offering proceeds from certain securities, such as debt securities during this interval. As a result, any dividends or distributions that we pay during such period may be substantially lower than the dividends or distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds from any offering are invested in securities meeting our investment objective, the market price for our securities may decline. Thus, the return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.
In addition, the SBA limits our SBIC subsidiaries, Triangle SBIC and Triangle SBIC II, to investing idle funds in the following types of securities:

•	direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment;

•
repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of, or guaranteed by, the federal government);

•	certificates of deposit with a maturity of one year or less, issued by a federally insured institution; and

•	a deposit account in a federally insured institution that is subject to withdrawal restriction of one year or less.
Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value.
Shares of closed-end investment companies, including BDCs, frequently trade at a discount from net asset value. This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value. In addition, if our common stock trades below net asset value, we will generally not be able to issue additional common stock at the market price without first obtaining the approval of our stockholders and our independent directors. On May 7, 2014, our stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of May 7, 2015 or the date of our 2015 annual meeting of stockholders. Our stockholders did not specify a maximum discount below net asset value at which we are able to sell or otherwise issue our common stock; however, we do not intend to sell or otherwise issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interests to do so.
Market conditions may increase the risks associated with our business and an investment in us.
Beginning in the third quarter of 2007, the U.S. economy and financial markets began experiencing a high level of volatility, disruption and stress, which was exacerbated by the failure of several major financial institutions in the last few months of 2008. In addition, the U.S. economy entered a recession, which was severe and prolonged. Similar conditions occurred in the financial markets and economies of numerous other countries. These conditions raised the level of many of the risks described herein and, if repeated or continued, could have an adverse effect on our portfolio companies and on their results of operations, financial conditions, access to credit and capital. In certain cases, senior lenders to our portfolio companies can block payments by our portfolio companies in respect of our loans to such portfolio companies. In turn, these could have adverse effects on our business, financial condition, results of operations, dividend payments, access to capital, valuation of our assets and our stock price. Notwithstanding recent gains across both the equity and debt markets, these conditions may continue for a prolonged period of time or worsen in the future.
If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.
On May 7, 2014, our stockholders approved our ability to sell or otherwise issue an unlimited number of shares of our common stock at any level of discount from net asset value per share for a period of one year ending on the earlier of May 7, 2015 or the date of our 2015 annual meeting of stockholders. If we sell or otherwise issue shares of our common stock at a discount to net asset value, it will pose a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuances or sale. In addition, such issuances or sales may adversely affect the price at which our common stock trades. For additional information and hypothetical examples of these risks, see “Sales of Common Stock Below Net Asset Value,” and for actual dilution illustrations specific to an offering, see the prospectus supplement pursuant to which such sale is made.

Our net asset value may have changed significantly since our last valuation.
Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis based on input from management, our audit committee and, as to certain of our investments, a third party independent valuation firm. While the Board of Directors will review our net asset value per share in connection with any offering, it will not always have the benefit of input from the independent valuation firm when it does so. Moreover, our financial statements have not been audited by our independent registered public accounting firm for any periods since December 31, 2013. The fair value of various individual investments in our portfolio and/or the aggregate fair value of our investments may change significantly over time. If the fair value of our investment portfolio at December 31, 2014 is less than the fair value at the time of an offering during 2014, then we may record an unrealized loss on our investment portfolio and may report a lower net asset value per share than will be reflected in the Selected Condensed Financial Data and the financial statements included in the prospectus supplement of that offering. If the fair value of our investment portfolio at December 31, 2014 is greater than the fair value at the time of an offering during 2014, we may record an unrealized gain on our investment portfolio and may report a greater net asset value per share than so reflected in the prospectus supplement of that offering. Upon publication of this information in connection with our announcement of operating results for our fiscal year ended December 31, 2014, the market price of our common stock may fluctuate materially, and may be substantially less than the price per share you pay for our common stock in an offering.
Investing in our securities may involve an above average degree of risk.
The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.
The market price of our securities may be volatile and fluctuate significantly.
Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital. The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs, BDCs or SBICs;

•	inability to obtain certain exemptive relief from the SEC;

•	loss of RIC status or either of our SBIC subsidiaries’ status as an SBIC;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in investment income or net investment income or any increase in losses from levels expected by investors or securities analysts;

•	conversion features of subscription rights, warrants or convertible debt;

•	loss of a major funding source;

•	fluctuations in interest rates;

•	the operating performance of companies comparable to us;

•	departure of our key personnel;

•	proposed, or completed, offerings of our securities, including classes other than our common stock;

•	global or national credit market changes; and

•	general economic trends and other external factors.
As illustrated by events in the market for subprime loans, and mortgage securities generally, the market for any security is subject to volatility. The loans and securities purchased by us and issued by us are no exception to this fundamental investment truism that prices will fluctuate, although we lack any material exposure to the subprime and mortgage markets.

If a substantial number of shares become available for sale and are sold in a short period of time, the market price of our common stock could decline.
As of March 31, 2014, we had 27,903,696 shares of common stock outstanding. Sales of substantial amounts of our common stock, or the availability of shares for sale, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.
Provisions of the Maryland General Corporation Law and our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our Company or the removal of our incumbent directors. Specifically, our Board of Directors may adopt resolutions to classify our Board of Directors so that stockholders do not elect every director on an annual basis. Also, our charter provides that a director may be removed only for cause by the vote of at least two-thirds of the votes entitled to be cast for the election of directors generally. In addition, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our secretary to act upon any matter that may properly be considered at a meeting of stockholders only upon the written request of the stockholders entitled to cast at least a majority of all the votes entitled to be cast on such matter at the meeting.
In addition, subject to the provisions of the 1940 Act, our charter permits our Board of Directors, without stockholder action, to authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Subject to compliance with the 1940 Act, our Board of Directors may, without stockholder action, amend our charter from time to time to increase or decrease the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common stock.
If we issue preferred stock and/or additional debt securities, the net asset value and market value of our common stock may become more volatile.
We cannot assure you that the issuance of preferred stock and/or additional debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock and/or additional debt securities would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.
There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock and/or debt securities or of a downgrade in the ratings of the preferred stock and/or debt securities or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock and/or debt securities. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock and/or debt securities. Holders of preferred stock and/or debt securities may have different interests than holders of common stock and may at times have disproportionate influence over our affairs. During 2012, we issued $69.0 million of 7.00% senior notes due 2019 and $80.5 million of 6.375% senior notes due 2022, to which the risks discussed above may apply.

The trading market or market value of our publicly issued debt securities or any convertible debt securities, if issued, may be volatile.
Our publicly issued debt securities or any convertible debt securities, if issued, may or may not have an established trading market. We cannot assure investors that a trading market for our publicly issued debt securities or any convertible debt securities would develop or be maintained if developed.
In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities or any convertible debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption, repayment or convertible features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.
There also may be a limited number of buyers for our debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities. Our debt securities may include convertible features that cause them to more closely bear risks associated with an investment in our common stock.
Our credit ratings, if any, may not reflect all risks of an investment in our debt securities or any convertible debt securities.
Credit ratings are an assessment by third parties of our ability to pay our obligations. If our debt securities become rated, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. These credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed herein about the market value of, or trading market for, the publicly issued debt securities.
Terms relating to redemption may materially adversely affect the return on our debt securities.
If our debt securities are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.
There is a risk that investors in our common stock may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.
We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we declare a dividend and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments.
In addition, due to the asset coverage test applicable to us as a BDC and under our notes indenture, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution.
The above-referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.

The issuance of subscription rights, warrants or convertible debt that are exchangeable for our common stock, will cause your interest in us to be diluted as a result of any such rights, warrants or convertible debt offering.
Stockholders who do not fully exercise rights, warrants or convertible debt issued to them in any offering of subscription rights, warrants or convertible debt to purchase our common stock should expect that they will, at the completion of the offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights, warrants or convertible debt. We cannot state precisely the amount of any such dilution in share ownership because we do not know what proportion of the common stock would be purchased as a result of any such offering.
In addition, if the subscription price, warrant price or convertible debt price is less than our net asset value per share of common stock at the time of such offering, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any such decrease in net asset value is not predictable because it is not known at this time what the subscription price, warrant price, convertible debt price or net asset value per share will be on the expiration date of such offering or what proportion of our common stock will be purchased as a result of any such offering. The amount of such dilution is not limited. The risk of dilution is greater if there are multiple rights offerings. However, our Board of Directors will make a good faith determination that any offering of subscription rights, warrants or convertible debt would result in a net benefit to existing stockholders.
Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.
All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.
Future offerings of additional debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may harm the value of our common stock.
In the future, we may attempt to increase our capital resources by making additional offerings of debt or equity securities, including commercial paper, medium-term notes, senior or subordinated notes and classes of preferred stock or common stock subject to the restrictions of the 1940 Act. Upon a liquidation of our company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings would receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us. In addition, proceeds from a sale of common stock will likely be used to increase our total assets or to pay down our borrowings, among other uses. This would increase our asset coverage ratio and permit us to incur additional leverage under rules pertaining to BDCs by increasing our borrowings or issuing senior securities such as preferred stock or additional debt securities.
Terrorist attacks, acts of war or national disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.
Terrorist acts, acts of war or national disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements in this prospectus and the accompanying prospectus supplement, if any, constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.
In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus and the accompanying prospectus supplement, if any. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism; and

•	future changes in laws or regulations and conditions in our operating areas.
You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus or the accompanying prospectus supplement, if any. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you, including in the form of a prospectus supplement or post-effective amendment to the registration statement to which this prospectus relates, or through reports that we file with the SEC, including subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act.

BUSINESS DEVELOPMENT COMPANY AND REGULATED INVESTMENT COMPANY ELECTIONS
Both we and Triangle SBIC individually are closed-end, non-diversified management investment companies that have elected to be treated as BDCs under the 1940 Act. In addition, we have elected to be treated as a RIC under Subchapter M of the Code. Our election to be regulated as a BDC and our election to be treated as a RIC for federal income tax purposes have a significant impact on our operations. Some of the most important effects on our operations of our election to be regulated as a BDC and our election to be treated as a RIC are outlined below.
We report our investments at market value or fair value with changes in value reported through our statements of operations.
In accordance with the requirements of Article 6 of Regulation S-X, we report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their “fair value” as determined in good faith by our Board of Directors. Changes in these values will be reported through our statements of operations under the caption of “net unrealized appreciation (depreciation) of investments.” See “Business — Valuation Process and Determination of Net Asset Value.”
We intend to distribute substantially all of our income to our stockholders. We generally will be required to pay income taxes only on the portion of our taxable income we do not distribute, actually or constructively, to stockholders.
As a RIC, so long as we meet certain minimum distribution, source-of-income and asset diversification requirements, we generally are required to pay U.S. federal income taxes only on the portion of our taxable income and gains we do not distribute, actually or constructively, and certain built-in gains. We intend to distribute to our stockholders substantially all of our income. We may, however, make deemed distributions to our stockholders of any retained net long-term capital gains. If this happens, our stockholders will be treated as if they received an actual distribution of the net capital gains and reinvested the net after-tax proceeds in us. Our stockholders also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable share of the corporate-level U.S. federal income tax we pay on the deemed distribution. See “Material U.S. Federal Income Tax Considerations.”
In addition, we have certain wholly-owned taxable subsidiaries, or the Taxable Subsidiaries, each of which holds a portion of one or more of our portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for financial reporting purposes in accordance with generally accepted accounting principles in the United States, or U.S. GAAP, so that our consolidated financial statements reflect our investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit us to hold certain interests in portfolio companies that are organized as partnerships or limited liability companies (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90.0% of our gross income for federal income tax purposes must consist of qualifying investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of a partnership or LLC (or other pass-through entity) portfolio investment would flow through directly to us. To the extent that such income did not consist of investment income, it could jeopardize our ability to qualify as a RIC and therefore cause us to incur significant amounts of corporate-level U.S. federal income taxes. Where interests in partnerships or LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, however, the income from such interests is taxed to the Taxable Subsidiaries and does not flow through to us, thereby helping us preserve our RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for U.S. federal income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense, if any, is reflected in our Statement of Operations.

Our ability to use leverage as a means of financing our portfolio of investments is limited.
As a BDC, we are required to meet a coverage ratio of total assets to total senior securities of at least 200.0%. For this purpose, senior securities include all borrowings (other than SBA leverage and certain other short-term borrowings) and any preferred stock we may issue in the future. Additionally, our ability to continue to utilize leverage as a means of financing our portfolio of investments may be limited by this asset coverage test. Our SBIC subsidiaries cannot have outstanding more than an aggregate of $225.0 million of debenture leverage guaranteed by the SBA. This limitation may negatively impact our earnings, as we are at or close to that limit. While use of debenture leverage from the SBA may enhance returns if we meet our investment objective, our returns may be reduced or eliminated if the returns on investments by Triangle SBIC and Triangle SBIC II are less than the costs of operating them, including the costs of using debenture leverage.

We are required to comply with the provisions of the 1940 Act applicable to business development companies.
As a BDC, we are required to have a majority of directors who are not “interested” persons under the 1940 Act. In addition, we are required to comply with other applicable provisions of the 1940 Act, including those requiring the adoption of a code of ethics, fidelity bonding and investment custody arrangements. See “Regulation” below.

USE OF PROCEEDS
Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of our securities for investment and general corporate purposes, including repaying any amounts outstanding under the Credit Facility. We intend to invest the net proceeds in lower middle market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. We plan to raise new equity when we have attractive investment opportunities available. Pending such use, we will invest the net proceeds of any offering primarily in short-term securities consistent with our BDC election and our election to be taxed as a RIC. See “Regulation — Temporary Investments.”
Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.
RATIO OF EARNINGS TO FIXED CHARGES
For the years ended December 31, 2009, 2010, 2011, 2012 and 2013 and the three months ended March 31, 2014, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Three Months Ended March 31, 2014
Earnings to Fixed Charges(1)	1.58	4.14	6.22	4.52	4.96	3.48
For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) tax provision (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and other financing fees and loss on extinguishment of debt.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

•
Excluding net unrealized gains or losses, the earnings to fixed charges ratio would be 3.00 for the year ended December 31, 2009, 2.80 for the year ended December 31, 2010, 5.64 for the year ended December 31, 2011, 4.68 for the year ended December 31, 2012, 4.85 for the year ended December 31, 2013 and 3.71 for the quarter ended March 31, 2014.

•
Excluding net realized and unrealized gains or losses, the earnings to fixed charges ratio would be 2.93 for the year ended December 31, 2009, 3.47 for the year ended December 31, 2010, 4.65 for the year ended December 31, 2011, 4.30 for the year ended December 31, 2012, 3.96 for the year ended December 31, 2013 and 3.69 for the quarter ended March 31, 2014.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
Our common stock is traded on the New York Stock Exchange, or NYSE, under the symbol “TCAP.” The following table sets forth, for each fiscal quarter since January 1, 2012, the range of high and low sales prices of our common stock as reported on the NYSE, the sales price as a percentage of our net asset value, or NAV, and the distributions declared by us for each fiscal quarter. The stock quotations are inter-dealer quotations and do not include mark-ups, mark-downs or commissions and as such do not necessarily represent actual transactions.

	Net Asset Value(1)	Sales Price		Premium (Discount) of High Sales Price to Net Asset Value(2)	Premium (Discount) of Low Sales Price to Net Asset Value(2)	Cash Distributions per Share(3)
		High	Low
Year ended December 31, 2012
First Quarter	$15.12	$20.23	$18.83	33.8%	24.5%	$0.47
Second Quarter	$15.21	$23.29	$18.81	53.1%	23.7%	$0.50
Third Quarter	$15.33	$26.13	$21.60	70.5%	40.9%	$0.52
Fourth Quarter	$15.30	$26.71	$21.36	74.6%	39.6%	$0.53
Year ended December 31, 2013
First Quarter	$15.32	$30.70	$25.86	100.4%	68.8%	$0.54
Second Quarter	$15.62	$29.99	$25.47	92.0%	63.1%	$0.54
Third Quarter	$15.94	$30.19	$27.56	89.4%	72.9%	$0.54
Fourth Quarter	$16.10	$30.42	$27.45	88.9%	70.5%	$0.54
Year ended December 31, 2014
First Quarter	$15.72	$29.39	$25.75	87.0%	63.8%	$0.69
Second Quarter(4)	*	$28.25	$24.68	*	*	*

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price divided by net asset value.

(3)
Represents the distribution(s) declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.” For the first quarter of 2014, the cash distributions per share includes a capital gains distribution of $0.15 per share in addition to our normal quarterly dividend.

(4)	Sales prices through June 26, 2014. The last reported price for our common stock on June 26, 2014 was $28.22 per share.

*	Not determinable at the time of filing.
Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibilities that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the common stock offered hereby will trade at, above, or below net asset value. Since our IPO in February 2007, our shares of common stock have traded for amounts both less than and exceeding our net asset value.
We intend to continue to pay quarterly distributions to our stockholders. Our quarterly distributions, if any, are determined by our Board of Directors. We have elected to be taxed as a RIC under Subchapter M of the Code. As long as we maintain our qualification as a RIC, we will not be taxed on our investment company taxable income or realized net capital gain, to the extent that such taxable income or gain is distributed, or deemed to be distributed, to stockholders on a timely basis.
To maintain RIC tax treatment, we must, among other things, distribute at least 90.0% of our net ordinary income and realized net short-term capital gain in excess of realized net long-term capital loss, if any. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our net ordinary income for the calendar year, (2) 98.2% of our capital gain net income for the calendar year and (3) any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. We may retain for investment some or all of our net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, you will be treated as if you received an actual distribution of the capital gain we retain and then reinvested the net after-tax proceeds in our common stock. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gain deemed distributed to you. Please refer to “Material U.S. Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gain. We may, in the future, make actual distributions to our stockholders of our net capital gain. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”
We may make distributions that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends to the extent of current and accumulated earnings and profits. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the distribution (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of our stock.
We will report the U.S. federal income tax characteristics of all distributions to our stockholders, as appropriate, on IRS Form 1099-DIV after the end of the year. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA
The selected historical financial and other data below reflects the consolidated operations of Triangle Capital Corporation and its subsidiaries, including Triangle SBIC and Triangle SBIC II. The selected financial data at and for the fiscal years ended December 31, 2009, 2010, 2011, 2012 and 2013 have been derived from our financial statements that have been audited by Ernst & Young LLP, an independent registered public accounting firm. Interim financial information for the three months ended March 31, 2014 is derived from our unaudited financial statements, and in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim period. Results for the year ended December 31, 2013 and the three months ended March 31, 2014 are not necessarily indicative of the results that may be expected for the current fiscal year. You should read this selected financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto.

						Three Months
						Ended
	Year Ended December 31,					March 31,
	2009	2010	2011	2012	2013	2014
	(Dollars and share amounts in thousands, except per share data)					(unaudited)
Income statement data:
Investment income:
Total loan interest, fee and dividend income	$27,149	$35,641	$63,002	$89,937	$100,755	$23,964
Interest income from cash and cash equivalent investments	613	344	362	431	273	75
Total investment income	27,762	35,985	63,364	90,368	101,028	24,039
Operating expenses:
Interest and other financing fees	7,264	7,782	10,902	16,413	20,234	5,140
General and administrative expenses	6,449	7,689	11,966	16,293	19,265	5,056
Total operating expenses	13,713	15,471	22,868	32,706	39,499	10,196
Net investment income	14,049	20,514	40,496	57,662	61,529	13,843
Realized and unrealized gains (losses) on investments and foreign currency borrowings:
Net realized gains (losses):
Non-Control/Non-Affiliate investments	448	(1,623)	1,895	3,870	15,882	272
Affiliate investments	—	(3,856)	—	1,953	4,828	—
Control investments	—	—	9,079	838	(2,290)	(208)
Net realized gains (losses)	448	(5,479)	10,974	6,661	18,420	64
Net unrealized appreciation (depreciation):
Investments	(10,310)	10,941	6,367	(2,878)	1,811	(1,498)
Foreign currency borrowings	—	—	—	—	404	360
Net unrealized appreciation (depreciation)	(10,310)	10,941	6,367	(2,878)	2,215	(1,138)
Net realized and unrealized gains (losses) on investments and foreign currency borrowings	(9,862)	5,462	17,341	3,783	20,635	(1,074)
Loss on extinguishment of debt	—	(365)	(158)	(829)	(413)	—
Provision for taxes	(150)	(220)	(908)	(552)	(539)	(267)
Net increase in net assets resulting from operations	$4,037	$25,391	$56,771	$60,064	$81,212	$12,502
Net investment income per share — basic and diluted	$1.63	$1.62	$2.07	$2.16	$2.23	$0.50
Net increase in net assets resulting from operations per share —basic and diluted	$0.47	$1.99	$2.90	$2.25	$2.94	$0.45
Net asset value per share	$11.03	$12.09	$14.68	$15.30	$16.10	$15.72
Dividends per share	$1.62	$1.61	$1.77	$2.02	$2.16	$0.54
Capital gains distributions per share	$0.05	$0.04	$—	$—	$—	$—
Weighted average number of shares outstanding — basic and diluted	8,593	12,763	19,555	26,741	27,576	27,805

	Year Ended December 31,					March 31,
	2009	2010	2011	2012	2013	2014
	(Dollars in thousands)					(unaudited)
Balance sheet data:
Assets:
Investments at fair value	$201,318	$325,991	$507,079	$706,803	$664,373	$690,010
Cash and cash equivalents	55,200	54,820	66,868	72,300	133,304	90,838
Interest and fees receivable	677	868	1,884	2,650	5,256	3,706
Prepaid expenses and other current assets	287	119	623	403	832	3,473
Deferred financing fees	3,540	6,200	6,683	12,323	11,064	10,666
Property and equipment, net	29	47	58	56	60	77
Total assets	$261,051	$388,045	$583,195	$794,535	$814,889	$798,770
Liabilities:
Accounts payable and accrued liabilities	$2,222	$2,269	$4,117	$6,405	$7,494	$1,743
Interest payable	2,334	2,388	3,522	3,137	3,018	1,094
Distribution / dividends payable	4,775	—	—	—	—	—
Taxes payable	59	198	1,403	3,211	1,065	—
Deferred revenue	75	37	—	—	—	—
Deferred income taxes	577	209	629	1,342	3,514	3,611
Borrowings under credit facility	—	—	15,000	—	11,221	10,861
Senior notes	—	—	—	149,500	149,500	149,500
SBA-guaranteed debentures payable	121,910	202,465	224,237	213,605	193,285	193,330
Total liabilities	131,952	207,566	248,908	377,200	369,097	360,139
Net assets	129,099	180,479	334,287	417,335	445,792	438,631
Total liabilities and net assets	$261,051	$388,045	$583,195	$794,535	$814,889	$798,770
Other data (unaudited):
Weighted average yield on total investments(1)	13.5%	13.7%	13.9%	13.3%	12.8%	12.4%
Number of portfolio companies	37	48	63	82	79	83
Expense ratios (as percentage of average net assets):
General and administrative expenses	6.6%	5.3%	4.4%	4.0%	4.4%	4.5%
Interest and other financing fees	7.4	5.4	4.1	4.0	4.7	4.6
Total expenses	14.0%	10.7%	8.5%	8.0%	9.1%	9.1%

(1)	Excludes non-accrual debt investments.

SELECTED QUARTERLY FINANCIAL DATA
The following tables set forth certain quarterly financial information for each of the nine quarters ending with the quarter ended March 31, 2014. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	Quarter Ended
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Total investment income	$19,111,853	$21,962,466	$24,326,708	$24,967,440
Net investment income	12,193,849	14,050,423	15,876,354	15,541,771
Net increase in net assets resulting from operations	12,617,508	15,626,201	16,231,786	15,588,022
Net investment income per share	$0.49	$0.52	$0.58	$0.57

	Quarter Ended
	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Total investment income	$24,465,935	$27,256,148	$27,315,168	$21,991,114
Net investment income	15,233,465	16,271,923	16,779,568	13,243,941
Net increase in net assets resulting from operations	18,419,816	21,848,467	23,171,664	17,771,933
Net investment income per share	$0.56	$0.59	$0.61	$0.48

Quarter Ended
March 31, 2014
Total investment income	$24,038,945
Net investment income	13,843,341
Net increase in net assets resulting from operations	12,502,499
Net investment income per share	$0.50

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.
The following discussion is designed to provide a better understanding of our financial statements, including a brief discussion of our business, key factors that impacted our performance and a summary of our operating results. The following discussion should be read in conjunction with the financial statements and the notes thereto included herein. Historical results and percentage relationships among any amounts in the financial statements are not necessarily indicative of trends in operating results for any future periods.
Overview of our Business
We are a Maryland corporation which has elected to be treated and operates as an internally managed business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act. Our wholly-owned subsidiaries, Triangle Mezzanine Fund LLLP, or Triangle SBIC, and Triangle Mezzanine Fund II LP, or Triangle SBIC II, are licensed as small business investment companies, or SBICs, by the United States Small Business Administration, or SBA. In addition, Triangle SBIC has also elected to be treated as a BDC under the 1940 Act. We, Triangle SBIC and Triangle SBIC II invest primarily in debt instruments, equity investments, warrants and other securities of lower middle market privately-held companies located primarily in the United States.
Our business is to provide capital to lower middle market companies in the United States. We focus on investments in companies with a history of generating revenues and positive cash flows, an established market position and a proven management team with a strong operating discipline. Our target portfolio company has annual revenues between $20.0 million and $200.0 million and annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 million and $35.0 million.
We invest primarily in subordinated debt securities secured by second lien security interests in portfolio company assets, coupled with equity interests. On a more limited basis, we also invest in senior debt securities secured by first lien security interests in portfolio companies. Our investments generally range from $5.0 million to $35.0 million per portfolio company. In certain situations, we have partnered with other funds to provide larger financing commitments.
We generate revenues in the form of interest income, primarily from our investments in debt securities, loan origination and other fees and dividend income. Fees generated in connection with our debt investments are recognized over the life of the loan using the effective interest method or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our debt investments generally have a term of between three and seven years and typically bear interest at fixed rates between 12.0% and 17.0% per annum. Certain of our debt investments have a form of interest, referred to as payment-in-kind, or PIK, interest, that is not paid currently but is instead accrued and added to the loan balance and paid at the end of the term. In our negotiations with potential portfolio companies, we generally seek to minimize PIK interest. Cash interest on our debt investments is generally payable monthly; however, some of our debt investments pay cash interest on a quarterly basis. As of March 31, 2014 and December 31, 2013, the weighted average yield on our outstanding debt investments other than non-accrual debt investments was approximately 13.9% and 14.1%, respectively. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments but excluding non-accrual debt investments) was approximately 12.4% and 12.8% as of March 31, 2014 and December 31, 2013, respectively. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments and non-accrual debt investments) was approximately 12.0% and 12.4% as of March 31, 2014 and December 31, 2013, respectively.
Triangle SBIC and Triangle SBIC II are eligible to issue debentures to the SBA, which pools these with debentures of other SBICs and sells them in the capital markets at favorable interest rates, in part as a result of the guarantee of payment from the SBA. Triangle SBIC and Triangle SBIC II invest these funds in portfolio companies. We intend to continue to operate Triangle SBIC and Triangle SBIC II as SBICs, subject to SBA approval, and to utilize the proceeds from the issuance of SBA-guaranteed debentures, referred to herein as SBA leverage, to enhance returns to our stockholders.

Portfolio Composition
The total value of our investment portfolio was $690.0 million as of March 31, 2014, as compared to $664.4 million as of December 31, 2013, $706.8 million as of December 31, 2012, and $507.1 million as of December 31, 2011. As of March 31, 2014, we had investments in 83 portfolio companies with an aggregate cost of $680.9 million. As of December 31, 2013, we had investments in 79 portfolio companies with an aggregate cost of approximately $653.8 million. As of December 31, 2012, we had investments in 82 portfolio companies with an aggregate cost of $700.2 million. As of December 31, 2011, we had investments in 63 portfolio companies with an aggregate cost of $498.3 million. As of March 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, none of our portfolio investments represented greater than 10% of the total fair value of our investment portfolio.
As of March 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, our investment portfolio consisted of the following investments:

	Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
March 31, 2014:
Subordinated debt and 2nd lien notes	$555,943,162	82%	$528,881,970	77%
Senior debt and 1st lien notes	46,314,233	7	46,190,878	7
Equity shares	68,927,729	10	92,612,571	13
Equity warrants	9,672,127	1	22,325,000	3
Royalty rights	—	—	—	—
	$680,857,251	100%	$690,010,419	100%
December 31, 2013:
Subordinated debt and 2nd lien notes	$540,561,082	83%	$514,467,575	77%
Senior debt and 1st lien notes	46,102,133	7	45,968,765	7
Equity shares	56,985,933	9	79,935,246	12
Equity warrants	10,168,637	1	23,928,603	4
Royalty rights	—	—	73,000	—
	$653,817,785	100%	$664,373,189	100%
December 31, 2012:
Subordinated debt and 2nd lien notes	$582,365,584	83%	$559,355,550	79%
Senior debt and 1st lien notes	46,955,594	7	46,576,994	7
Equity shares	60,948,229	9	78,979,179	11
Equity warrants	9,961,097	1	21,759,000	3
Royalty rights	—	—	132,000	—
	$700,230,504	100%	$706,802,723	100%
December 31, 2011:
Subordinated debt and 2nd lien notes	$393,830,719	79%	$387,169,056	76%
Senior debt and 1st lien notes	60,622,827	12	59,974,195	12
Equity shares	34,741,728	7	43,972,024	9
Equity warrants	8,272,380	2	15,043,300	3
Royalty rights	874,400	—	920,000	—
	$498,342,054	100%	$507,078,575	100%

Investment Activity
During the three months ended March 31, 2014, we made six new investments totaling approximately $63.7 million, debt investments in five existing portfolio companies totaling approximately $13.6 million and an equity investment in one existing portfolio company totaling approximately $0.1 million. We had four portfolio company loans repaid at par of approximately $30.3 million resulting in realized gains totaling approximately $0.1 million and received normal principal repayments and partial loan prepayments totaling approximately $19.3 million in the three months ended March 31, 2014. We converted debt investments in one portfolio company into an equity investment and recognized a net realized loss on such conversion totaling approximately $0.2 million. In addition, we received proceeds related to the sales of certain equity securities totaling approximately $2.3 million and recognized net realized gains on such sales totaling approximately $0.2 million in the three months ended March 31, 2014.
Total portfolio investment activity for the three months ended March 31, 2014 was as follows:

Three Months Ended March 31, 2014:	Subordinated Debt and 2nd Lien Notes	Senior Debt and 1st Lien Notes	Equity Shares	Equity Warrants	Royalty Rights	Total
Fair value, beginning of period	$514,467,575	$45,968,765	$79,935,246	$23,928,603	$73,000	$664,373,189
New investments	69,887,760	3,985,889	3,624,833	—	—	77,498,482
Reclassifications	(6,055,524)	(3,872,476)	9,928,000	—	—	—
Proceeds from sales of investments	—	—	(1,700,120)	(1,020,255)	—	(2,720,375)
Loan origination fees received	(1,290,041)	(77,778)	—	—	—	(1,367,819)
Principal repayments received	(48,991,007)	(97,404)	—	—	—	(49,088,411)
PIK interest earned	3,494,150	240,271	—	—	—	3,734,421
PIK interest payments received	(2,262,217)	—	—	—	—	(2,262,217)
Accretion of loan discounts	346,201	—	—	—	—	346,201
Accretion of deferred loan origination revenue	801,938	33,598	—	—	—	835,536
Realized gain	(549,180)	—	89,083	523,745	—	63,648
Unrealized gain (loss)	(967,685)	10,013	735,529	(1,107,093)	(73,000)	(1,402,236)
Fair value, end of period	$528,881,970	$46,190,878	$92,612,571	$22,325,000	$—	$690,010,419
Weighted average yield on debt investments at end of period(1)						13.9%
Weighted average yield on total investments at end of period(1)						12.4%
Weighted average yield on total investments at end of period						12.0%

(1)	Excludes non-accrual debt investments.

During the three months ended March 31, 2013, the Company made debt investments in six existing portfolio companies totaling approximately $8.5 million and equity investments in two existing portfolio companies totaling approximately $1.8 million. We had one portfolio company loan repaid at par of approximately $5.8 million and received normal principal repayments and partial loan prepayments totaling approximately $2.0 million in the three months ended March 31, 2013. In addition, we received proceeds related to the sales of certain equity securities totaling $1.5 million and realized gains totaling approximately $1.3 million in the three months ended March 31, 2013.
Total portfolio investment activity for the three months ended March 31, 2013 was as follows:

Three Months Ended March 31, 2013:	Subordinated Debt and 2nd Lien Notes	Senior Debt and 1st Lien Notes	Equity Shares	Equity Warrants	Royalty Rights	Total
Fair value, beginning of period	$559,355,550	$46,576,994	$78,979,179	$21,759,000	$132,000	$706,802,723
New investments	5,513,545	1,500,000	1,100,000	2,146,000	—	10,259,545
Reclassifications	18,570,523	(18,570,523)	—	—	—	—
Proceeds from sales of investments	—	—	(1,437,000)	(37,000)	—	(1,474,000)
Loan origination fees received	(255,159)	—	—	—	—	(255,159)
Principal repayments received	(7,577,746)	(223,200)	—	—	—	(7,800,946)
PIK interest earned	4,017,911	196,883	—	—	—	4,214,794
PIK interest payments received	(529,733)	—	—	—	—	(529,733)
Accretion of loan discounts	396,661	—	—	—	—	396,661
Accretion of deferred loan origination revenue	706,745	27,349	—	—	—	734,094
Realized gains	578,782	—	1,237,000	37,000	—	1,852,782
Unrealized gain (loss)	595,323	5,622	929,217	(181,006)	(24,000)	1,325,156
Fair value, end of period	$581,372,402	$29,513,125	$80,808,396	$23,723,994	$108,000	$715,525,917
Weighted average yield on debt investments at end of period(1)						14.8%
Weighted average yield on total investments at end of period(1)						13.4%
Weighted average yield on total investments at end of period						12.8%

(1)	Excludes non-accrual debt investments.

During the year ended December 31, 2013, we made eleven new investments, including recapitalizations of existing portfolio companies, totaling approximately $137.6 million, fourteen additional debt investments in existing portfolio companies of approximately $33.4 million and six additional equity investments in existing portfolio companies totaling approximately $3.3 million. In addition, we sold equity investments in seventeen portfolio companies for total proceeds of approximately $34.0 million, resulting in realized gains totaling approximately $19.3 million. We had nineteen portfolio company loans repaid at par totaling approximately $183.8 million, which resulted in realized gains totaling approximately $4.8 million, and received normal principal repayments, partial loan prepayments and PIK interest repayments totaling approximately $40.0 million. We had three portfolio company loans settled at less than par with proceeds totaling approximately $1.7 million and recognized realized losses of $5.7 million in the year ended December 31, 2013.
Total portfolio investment activity for the year ended December 31, 2013 was as follows:

December 31, 2013	Subordinated Debt and 2nd Lien Notes	Senior Debt and 1st Lien Notes	Equity Shares	Equity Warrants	Royalty Rights	Total
Fair value, beginning of period	$559,355,550	$46,576,994	$78,979,179	$21,759,000	$132,000	$706,802,723
New investments	143,261,733	20,275,476	8,636,995	2,146,000	—	174,320,204
Reclassifications	8,769,569	(8,769,569)	—	—	—	—
Proceeds from sales of investments	—	—	(24,007,653)	(10,010,193)	—	(34,017,846)
Loan origination fees received	(1,850,794)	(300,000)	—	—	—	(2,150,794)
Principal repayments received	(200,771,121)	(12,565,473)	—	—	—	(213,336,594)
PIK interest earned	16,032,871	987,624	—	—	—	17,020,495
PIK interest payments received	(11,535,063)	(507,608)	—	—	—	(12,042,671)
Accretion of loan discounts	1,484,751	—	—	—	—	1,484,751
Accretion of deferred loan origination revenue	3,650,384	239,808	—	—	—	3,890,192
Realized gain	(914,551)	—	11,408,362	7,925,733	—	18,419,544
Unrealized gain (loss)	(3,015,754)	31,513	4,918,363	2,108,063	(59,000)	3,983,185
Fair value, end of period	$514,467,575	$45,968,765	$79,935,246	$23,928,603	$73,000	$664,373,189
Weighted average yield on debt investments at end of period(1)						14.1%
Weighted average yield on total investments at end of period(1)						12.8%
Weighted average yield on total investments at end of period						12.4%

(1)	Excludes non-accrual debt investments.

During the year ended December 31, 2012, we made twenty-six new investments, including recapitalizations of existing portfolio companies, totaling approximately $340.5 million, eight additional debt investments in existing portfolio companies of approximately $7.8 million and five additional equity investments in existing portfolio companies totaling approximately $0.6 million. In addition, we sold equity investments in twelve portfolio companies for total proceeds of approximately $11.0 million, resulting in realized gains totaling approximately $6.2 million. We had sixteen portfolio company loans repaid at par totaling approximately $138.4 million, which resulted in realized gains totaling approximately $0.5 million, and received normal principal repayments, partial loan prepayments and PIK interest repayments totaling approximately $19.0 million in the year ended December 31, 2012.
Total portfolio investment activity for the year ended December 31, 2012 was as follows:

December 31, 2012	Subordinated Debt and 2nd Lien Notes	Senior Debt and 1st Lien Notes	Equity Shares	Equity Warrants	Royalty Rights	Total
Fair value, beginning of period	$387,169,056	$59,974,195	$43,972,024	$15,043,300	$920,000	$507,078,575
New investments	314,045,768	2,986,663	30,183,406	1,722,317	—	348,938,154
Proceeds from sales of investments	—	—	(9,343,938)	(818,732)	(874,400)	(11,037,070)
Loan origination fees received	(5,431,915)	(200,000)	—	—	—	(5,631,915)
Principal repayments received	(130,160,007)	(18,081,249)	—	—	—	(148,241,256)
PIK interest earned	13,545,360	1,443,258	—	—	—	14,988,618
PIK interest payments received	(8,317,521)	(786,028)	—	—	—	(9,103,549)
Accretion of loan discounts	1,591,831	308,083	—	—	—	1,899,914
Accretion of deferred loan origination revenue	3,006,784	407,994	—	—	—	3,414,778
Realized gain (loss)	254,565	254,046	5,367,033	785,132	—	6,660,776
Unrealized gain (loss)	(16,348,371)	270,032	8,800,654	5,026,983	86,400	(2,164,302)
Fair value, end of period	$559,355,550	$46,576,994	$78,979,179	$21,759,000	$132,000	$706,802,723
Weighted average yield on debt investments at end of period(1)						14.6%
Weighted average yield on total investments at end of period(1)						13.3%
Weighted average yield on total investments at end of period						12.9%

(1)	Excludes non-accrual debt investments.

During the year ended December 31, 2011, we made twenty-one new investments, including recapitalizations of existing portfolio companies, totaling $200.2 million, seven additional debt investments in existing portfolio companies of $24.3 million and five additional equity investments in existing portfolio companies totaling approximately $0.5 million. In addition, we sold three equity investments in portfolio companies for total proceeds of approximately $17.8 million, resulting in realized gains totaling approximately $13.5 million, and converted subordinated debt investments in one portfolio company to equity, resulting in a realized loss of approximately $3.0 million. We had seven portfolio company loans repaid at par totaling approximately $39.8 million, which resulted in realized gains totaling approximately $0.5 million, and received normal principal repayments, partial loan prepayments and PIK interest repayments totaling approximately $13.4 million in the year ended December 31, 2011.
Total portfolio investment activity for the year ended December 31, 2011 was as follows:

Year Ended December 31, 2011:	Subordinated Debt and 2nd Lien Notes	Senior Debt and 1st Lien Notes	Equity Shares	Equity Warrants	Royalty Rights	Total
Fair value beginning of period	$234,049,688	$44,584,148	$38,719,699	$7,902,458	$734,600	$325,990,593
New investments	196,000,453	16,717,700	9,908,778	2,369,912	—	224,996,843
Proceeds from sales of investments	—	—	(17,827,252)	—	—	(17,827,252)
Loan origination fees received	(3,972,189)	(392,500)	—	—	—	(4,364,689)
Principal repayments received	(45,927,682)	(2,590,258)	—	—	—	(48,517,940)
PIK interest earned	9,451,043	1,302,564	—	—	—	10,753,607
PIK interest payments received	(4,041,687)	(601,426)	—	—	—	(4,643,113)
Accretion of loan discounts	1,073,661	104,568	—	—	—	1,178,229
Accretion of deferred loan origination revenue	1,558,430	192,752	—	—	—	1,751,182
Realized gain (loss)	(2,480,664)	(6,747)	13,544,312	(83,414)	—	10,973,487
Unrealized gain (loss)	1,458,003	663,394	(373,513)	4,854,344	185,400	6,787,628
Fair value, end of period	$387,169,056	$59,974,195	$43,972,024	$15,043,300	$920,000	$507,078,575
Weighted average yield on debt investments at end of period(1)						15.0%
Weighted average yield on total investments at end of period(1)						13.9%
Weighted average yield on total investments at end of period						13.6%

(1)	Excludes non-accrual debt investments.
Non-Accrual Assets
Generally, when interest and/or principal payments on a loan become past due, or if we otherwise do not expect the borrower to be able to service its debt and other obligations, we will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. As of March 31, 2014, the fair value of our non-accrual assets was approximately $1.1 million, which comprised 0.2% of the total fair value of our portfolio, and the cost of our non-accrual assets was approximately $15.0 million, which comprised 2.2% of the total cost of our portfolio. As of December 31, 2013, the fair value of our non-accrual assets was approximately $7.1 million, which comprised 1.1% of the total fair value of our portfolio, and the cost of our non-accrual assets was approximately $27.0 million, which comprised 4.1% of the total cost of our portfolio. Our non-accrual assets as of March 31, 2014 were as follows:
Gerli and Company
In November 2008, we placed our debt investment in Gerli and Company, or Gerli, on non-accrual status. As a result, under generally accepted accounting principles in the United States, or U.S. GAAP, we no longer recognize interest income on our debt investment in Gerli for financial reporting purposes. Under the terms of the notes, interest on the notes is payable only if Gerli meets certain covenants, which they were not compliant with as of March 31, 2014. In the three months ended March 31, 2014, we recognized unrealized appreciation on our debt investments in Gerli of approximately $0.1 million. As of March 31, 2014, the cost of our debt investments in Gerli was $3.4 million and the fair value of such investments was $0.8 million.

Venture Technology Groups, Inc.
In November 2012, we placed our debt investment in Venture Technology Groups, Inc., or VTG, on non-accrual status. As a result, under U.S. GAAP, we no longer recognize interest income on our debt investment in VTG for financial reporting purposes. During the three months ended March 31, 2014, we recorded unrealized depreciation of $0.1 million on our debt investment in VTG. As of March 31, 2014, the cost of our debt investment in VTG was $5.7 million and the fair value of such investment was $0.3 million.
Xchange Technology Groups, LLC
In March 2013, we placed our debt investment in Xchange Technology Groups, LLC, or XTG, on non-accrual status. As a result, under U.S. GAAP, we no longer recognize interest income on our debt investment in XTG for financial reporting purposes. In October 2013, XTG filed for bankruptcy protection under Canada's Bankruptcy and Insolvency Act and under Chapter 15 of the United States Bankruptcy Code. As of March 31, 2014, the cost of our debt investment in XTG was $5.9 million and the fair value of such investment was zero.
PIK Non-Accrual Assets
In addition to our non-accrual assets, as of March 31, 2014, we had debt investments in four portfolio companies (our subordinated notes to DCWV Acquisition Corporation, Frozen Specialties, Inc., Minco Technology Labs, LLC, and FCL Holding SPV, LLC) that were on non-accrual only with respect to the PIK interest component of the loans. As of March 31, 2014, the fair value of these debt investments was approximately $13.5 million, or 2.0% of the total fair value of our portfolio and the cost of these assets was approximately $23.5 million, or 3.5% of the total cost of our portfolio.
Results of Operations
Comparison of three months ended March 31, 2014 and March 31, 2013
Investment Income
For the three months ended March 31, 2014, total investment income was $24.0 million, a 2% decrease from $24.5 million of total investment income for the three months ended March 31, 2013. This decrease was primarily attributable to a $0.5 million decrease in total loan interest (including PIK interest), fee and dividend income. The decrease in total loan interest, fee and dividend income was due to a net decrease in our outstanding loan balances from March 31, 2013 to March 31, 2014, partially offset by (i) an increase in non-recurring fee income of approximately $1.0 million and (ii) an increase in non-recurring dividend income of approximately $1.1 million. Non-recurring fee income was $1.5 million for the three months ended March 31, 2014 as compared to $0.5 million for the three months ended March 31, 2013, and non-recurring dividend income was $1.2 million for the three months ended March 31, 2014 as compared to $0.1 million for the three months ended March 31, 2013.
Operating Expenses
For the three months ended March 31, 2014, operating expenses increased by 10% to $10.2 million from $9.2 million for the three months ended March 31, 2013. Our operating expenses consist of interest and other financing fees and general and administrative expenses. For both the three months ended March 31, 2014 and March 31, 2013, interest and other financing fees was $5.1 million.
Our general and administrative expenses are primarily influenced by compensation, headcount and levels of business activity. Our compensation expenses include salaries, discretionary compensation, equity-based compensation and benefits. Discretionary compensation is significantly impacted by our level of total investment income, our investment results including investment realizations, prevailing labor markets and the external environment. As a result of these and other factors, our compensation expense can fluctuate materially from period to period. Accordingly, the amount of compensation expense recognized in any particular period may not be indicative of compensation expense in a future period.
For the three months ended March 31, 2014, general and administrative expenses increased by 23% to $5.1 million from $4.1 million for the three months ended March 31, 2013. In addition, our efficiency ratio (defined as general and administrative expenses as a percentage of total investment income) increased to 21.0% for the three months ended March 31, 2014 from 16.8% for the three months ended March 31, 2013. The increase in general and administrative expenses in the quarter ended March 31, 2014 was primarily related to increased cash and equity-based compensation expenses.

Net Investment Income
As a result of the $0.4 million decrease in total investment income and the $1.0 million increase in expenses, net investment income decreased by 9% to $13.8 million for the three months ended March 31, 2014 as compared to $15.2 million for the three months ended March 31, 2013.
Net Increase in Net Assets Resulting from Operations
In the three months ended March 31, 2014, we realized gains on the sales/repayments of two non-control/non-affiliate investments totaling approximately $0.7 million, a loss relating to the sale of one non-control/non-affiliate investment totaling approximately $0.4 million and a loss on the restructuring of one control investment totaling approximately $0.2 million. In addition, during the three months ended March 31, 2014, we recorded net unrealized depreciation of investments totaling $1.5 million, consisting of unrealized depreciation on our current portfolio of approximately $0.9 million and unrealized depreciation reclassification adjustments of $0.6 million related to the realized gains and losses noted above.
In the three months ended March 31, 2013, we realized a gain on the sale of one affiliate investment of approximately $1.3 million and a gain on the refinancing of one non-control/non-affiliate investments totaling approximately $0.6 million. In addition, during the three months ended March 31, 2013, we recorded net unrealized depreciation of investments totaling approximately $1.8 million, consisting of unrealized appreciation on our current portfolio of approximately $3.1 million and unrealized depreciation reclassification adjustments of $1.3 million million related to the realized gains and losses noted above.
In the three months ended March 31, 2013, we recognized a non-cash loss on the extinguishment of debt of approximately $0.4 million related to the prepayment of SBA-guaranteed debentures.
As a result of these events, our net increase in net assets resulting from operations was $12.5 million for the three months ended March 31, 2014, a decrease of 32% from the net increase in net assets resulting from operations of $18.4 million for the three months ended March 31, 2013.
Comparison of year ended December 31, 2013 and December 31, 2012
Investment Income
For the year ended December 31, 2013, total investment income was $101.0 million, a 12% increase from $90.4 million of total investment income for the year ended December 31, 2012. This increase was primarily attributable to a $10.8 million increase in total loan interest (including PIK interest income), fee and dividend income. The increase in total loan interest, fee and dividend income was due to (i) higher average portfolio loan balances from December 31, 2012 to December 31, 2013, (ii) an increase in non-recurring fee income of approximately $2.7 million, (iii) an increase in non-recurring dividend income of approximately $2.6 million and (iv) non-recurring PIK interest income of approximately $1.3 million in the year ended December 31, 2013. Non-recurring fee income was $7.1 million for the year ended December 31, 2013, as compared to $4.4 million for the year ended December 31, 2012, and non-recurring dividend income was $4.2 million for the year ended December 31, 2013, as compared to $1.5 million for the year ended December 31, 2012.
Operating Expenses
For the year ended December 31, 2013, operating expenses increased by 21% to $39.5 million from $32.7 million for the year ended December 31, 2013. Our operating expenses consist of interest and other debt financing fees and general and administrative expenses.
For the year ended December 31, 2013, interest and other debt financing fees increased by 23% to $20.2 million from $16.4 million for the year ended December 31, 2012. The increase in interest and other debt financing fees was related to (i) an increase in interest on our 2019 Notes, which were issued in the first quarter of 2012, of approximately $0.8 million for the year ended December 31, 2013, (ii) an increase in interest on our 2022 Notes, which were issued in the fourth quarter of 2012, of approximately $4.1 million for the year ended December 31, 2013, and (iii) an increase of $0.4 million in amortization of deferred financing fees related to costs associated with the 2019 Notes, the 2022 Notes and the Credit Facility, partially offset by lower interest expense related to SBA-guaranteed debentures for the year ended December 31, 2013 versus the year ended December 31, 2012. The decrease in interest expense on SBA-guaranteed debentures was related to lower SBA loan balances and lower weighted average rates on outstanding SBA-guaranteed debentures for the year ended December 31, 2013 as compared to loan balances and weighted average rates on outstanding SBA-debentures for the year ended December 31, 2012.
Our general and administrative expenses are primarily influenced by compensation, headcount and levels of business activity. Our compensation expenses include salaries, discretionary compensation, equity-based compensation and benefits. Discretionary compensation is significantly impacted by our level of total investment income, our investment results including investment realizations, prevailing labor markets and the external environment. As a result of these and other factors, our compensation expense can fluctuate materially from period to period. Accordingly, the amount of compensation expense recognized in any particular period may not be indicative of compensation expense in a future period.
For the year ended December 31, 2013, general and administrative expenses increased by 18% to $19.3 million from $16.3 million for the year ended December 31, 2012. In addition, our efficiency ratio (defined as general and administrative expenses as a percentage of total investment income) increased to 19.1% for the year ended December 31, 2013 from 18.0% for the year ended December 31, 2012. The increase in general and administrative expenses in the year ended December 31, 2013 was primarily related to increased headcount, increased discretionary compensation related to successful investment performance and investment realization, as well as increased equity-based compensation.
Net Investment Income
As a result of the $10.7 million increase in total investment income and the $6.8 million increase in expenses, net investment income for the year ended December 31, 2013 was $61.5 million compared to net investment income of $57.7 million during the year ended December 31, 2012.
Net Increase in Net Assets Resulting From Operations
For the year ended December 31, 2013, we realized a gain on the sale of one control equity investment of approximately $0.7 million, a loss on the sale/repayment of one control investment of approximately $3.0 million, gains on the sale of four affiliate equity investments of approximately $8.3 million, a loss on the sale/repayment of one affiliate investment of approximately $3.4 million and gains on the sales/repayments of fourteen non-control/non-affiliate equity investments totaling approximately $15.9 million.
For the year ended December 31, 2012, we realized a gain on the sale of one control equity investment of approximately $0.8 million, gains on the sales of three affiliate equity investments of approximately $2.0 million, gains on the sales of five non-control/non-affiliate equity investments totaling approximately $3.4 million and gains on the repayment of two non-control/non-affiliate debt investments totaling approximately $0.5 million.
As a result of these events, our net increase in net assets from operations during the year ended December 31, 2013 was $81.2 million as compared to $60.1 million for the year ended December 31, 2012.
Comparison of year ended December 31, 2012 and December 31, 2011
Investment Income
For the year ended December 31, 2012, total investment income was $90.4 million, a 43% increase from $63.4 million of total investment income for the year ended December 31, 2011. This increase was primarily attributable to a $26.9 million increase in total loan interest, fee and dividend income (including PIK interest income). The increase in total loan interest, fee and dividend income was due to (i) a net increase in our portfolio investments from December 31, 2011 to December 31, 2012, and (ii) an increase in non-recurring fee income of approximately $2.3 million. Non-recurring fee income was $5.6 million for the year ended December 31, 2012, as compared to $3.3 million for the year ended December 31, 2011, and non-recurring dividend income was $1.5 million for the year ended December 31, 2012, as compared to $0.3 million for the year ended December 31, 2011.
Operating Expenses
For the year ended December 31, 2012, expenses increased by 43% to $32.7 million from $22.9 million for the year ended December 31, 2011. Our operating expenses consist of interest and other debt financing fees and general and administrative expenses.
For the year ended December 31, 2012, interest and other debt financing fees increased by 50.6% to $16.4 million from $10.9 million for the year ended December 31, 2011. The increase in interest and other debt financing fees was related to (i) interest on our 2019 Notes, which were issued in the first quarter of 2012, of approximately $4.0 million for the year ended December 31, 2012, (ii) interest on our 2022 Notes, which were issued in the fourth quarter of 2012, of approximately $1.0 million for the year ended December 31, 2012, (iii) credit facility fees of approximately $0.6 million for the year ended December 31, 2012 and (iv) amortization of deferred financing fees related to costs associated with the 2019 and 2022 Notes, partially offset by lower interest expense related to SBA-guaranteed debentures for the year ended December 31, 2012 versus the year ended December 31, 2011. The decrease in interest expense on SBA-guaranteed debentures was related to lower weighted average rates on outstanding SBA-guaranteed debentures for the year ended December 31, 2012 as compared to loan balances and weighted average rates on outstanding SBA-debentures for the year ended December 31, 2011.

Our general and administrative expenses are primarily influenced by compensation, headcount and levels of business activity. Our compensation expenses include salaries, discretionary compensation, equity-based compensation and benefits. Discretionary compensation is significantly impacted by our level of total investment income, our investment results including investment realizations, prevailing labor markets and the external environment. As a result of these and other factors, our compensation expense can fluctuate materially from period to period. Accordingly, the amount of compensation expense recognized in any particular period may not be indicative of compensation expense in a future period.
For the year ended December 31, 2012, general and administrative expenses increased by 36.2% to $16.3 million from $12.0 million for the year ended December 31, 2011. In addition, our efficiency ratio (defined as general and administrative expenses as a percentage of total investment income) decreased to 18.0% for the year ended December 31, 2012 from 18.9% for the year ended December 31, 2011. The increase in general and administrative expenses in the year ended December 31, 2012 was primarily related to increased discretionary compensation related to successful investment performance and investment realization, as well as increased equity-based compensation.
Net Investment Income
As a result of the $27.0 million increase in total investment income and the $9.8 million increase in expenses, net investment income for the year ended December 31, 2012 was $57.7 million compared to net investment income of $40.5 million during the year ended December 31, 2011.
Net Increase in Net Assets Resulting From Operations
For the year ended December 31, 2012, we realized a gain on the sale of one control equity investment of approximately $0.8 million, gains on the sale of three affiliate equity investments of approximately $2.0 million, gains on the sales of five non-control/non-affiliate equity investments totaling approximately $3.4 million and gains on the repayment of two non-control/non-affiliate debt investments totaling approximately $0.5 million.
For the year ended December 31, 2011, we realized a gain on the sale of one control investment of approximately $12.2 million, a loss on the disposal of one control investment of $0.1 million and a loss on the conversion of debt to equity of $3.0 million related to one control investment. In addition, we realized a gain on the repayment of a non-control/non-affiliate investment of approximately $0.5 million, and a gain on the sale of two non-control/non-affiliate investments of $1.4 million.
As a result of these events, our net increase in net assets from operations during the year ended December 31, 2012 was $60.1 million as compared to $56.8 million for the year ended December 31, 2011.
Liquidity and Capital Resources
We believe that our current cash and cash equivalents on hand, our available leverage under our Credit Facility and our anticipated cash flows from operations will be adequate to meet our cash needs for our daily operations for at least the next twelve months.
In the future, depending on the valuation of Triangle SBIC’s assets and Triangle SBIC II’s assets pursuant to SBA guidelines, Triangle SBIC and Triangle SBIC II may be limited by provisions of the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to Triangle Capital Corporation that may be necessary to enable Triangle Capital Corporation to make the minimum required distributions to its stockholders and qualify as a RIC.
Cash Flows
For the three months ended March 31, 2014, we experienced a net decrease in cash and cash equivalents in the amount of $42.5 million. During that period, our operating activities used $21.4 million in cash, consisting primarily of new portfolio investments of $77.5 million, partially offset by repayments received from portfolio companies and proceeds from sales of portfolio investments of approximately $51.8 million. In addition, financing activities reduced cash by $21.0 million, consisting primarily of cash dividends paid in the amount of $14.5 million and cash distributions of capital gains paid in the amount of $4.0 million. As of March 31, 2014, we had $90.8 million of cash and cash equivalents on hand.
For the three months ended March 31, 2013, we experienced a net decrease in cash and cash equivalents in the amount of $35.3 million. During that period, our operating activities used $0.7 million in cash, consisting primarily of portfolio investments of $10.3 million, partially offset by repayments received from portfolio companies totaling $9.3 million. In addition, financing activities reduced cash by $34.6 million, consisting primarily of cash dividends paid in the amount of $14.1 million and voluntary prepayments of SBA-guaranteed debentures of $20.5 million. As of March 31, 2013, we had $37.0 million of cash and cash equivalents on hand.
For the year ended December 31, 2013, we experienced a net increase in cash and cash equivalents in the amount of $61.0 million. During that period, our operating activities generated $127.4 million in cash, consisting primarily of repayments received from portfolio companies and proceeds from the sale of investments totaling $247.4 million, partially offset by purchases of portfolio investments of $174.3 million. In addition, financing activities used cash of $66.3 million, consisting primarily of cash dividends paid in the amount of $56.7 million, voluntary prepayments of SBA-guaranteed debentures of $20.5 million, partially offset by borrowings under our Credit Facility of $11.6 million. At December 31, 2013, we had $133.3 million of cash and cash equivalents on hand.
For the year ended December 31, 2012, we experienced a net increase in cash and cash equivalents in the amount of $5.4 million. During that period, our operating activities used $130.6 million in cash, consisting primarily of new portfolio investments of $348.9 million, partially offset by repayments received from portfolio companies and proceeds from the sale of investments totaling $159.3 million. In addition, financing activities provided $136.0 million of cash, consisting primarily of proceeds from a public offering of common stock of $77.1 million, borrowings under SBA-guaranteed debentures of $30.0 million, proceeds from offerings of notes of $149.5 million and borrowings under our Credit Facility of $26.0 million, offset by cash dividends paid in the amount of $51.8 million, repayments of SBA-guaranteed debentures of $40.8 million, repayments of our prior credit facility of $41.0 million and financing fees paid in the amount of $7.6 million. At December 31, 2012, we had $72.3 million of cash and cash equivalents on hand.
For the year ended December 31, 2011, we experienced a net decrease in cash and cash equivalents in the amount of $12.0 million. During that period, our operating activities used $118.2 million in cash, consisting primarily of new portfolio investments of $225.0 million, partially offset by repayments of loans received and proceeds from sales of investments of $66.3 million. In addition, financing activities provided $130.3 million of cash, consisting primarily of proceeds from public common stock offerings of $128.6 million, borrowings under SBA-guaranteed debentures of $31.1 million and borrowings under our prior credit facility of $30.4 million, offset by cash dividends paid in the amount of $32.4 million, repayments of SBA-guaranteed debentures of $9.5 million, repayments of our prior credit facility of $15.4 million and financing fees paid in the amount of $1.4 million. At December 31, 2011, we had $66.9 million of cash and cash equivalents on hand.
Financing Transactions
Due to Triangle SBIC’s and Triangle SBIC II’s status as licensed SBICs, Triangle SBIC and Triangle SBIC II have the ability to issue debentures guaranteed by the SBA at favorable interest rates. Under the Small Business Investment Act and the SBA rules applicable to SBICs, an SBIC (or group of SBICs under common control) can have outstanding at any time debentures guaranteed by the SBA up to two times (and in certain cases, up to three times) the amount of its regulatory capital, which generally is the amount raised from private investors. The maximum statutory limit on the dollar amount of outstanding debentures guaranteed by the SBA issued by a single SBIC is currently $150.0 million and by a group of SBICs under common control is $225.0 million. Debentures guaranteed by the SBA have a maturity of ten years, with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity but may be pre-paid at any time, without penalty. Our SBA-guaranteed debentures are collateralized by the assets of Triangle SBIC and Triangle SBIC II.
As of March 31, 2014, Triangle SBIC had outstanding $118.7 million of SBA-guaranteed debentures and has the current capacity to issue up to the statutory maximum of $150.0 million, subject to SBA approval. As of March 31, 2014, Triangle SBIC II had outstanding $75.0 million in face amount of SBA-guaranteed debentures. In addition to the one–time fee of 1.0% on the total commitment from the SBA, we also pay a one–time fee of 2.425% on the amount of each debenture issued (2.0% for SBA LMI debentures). These fees are capitalized as deferred financing costs and are amortized over the term of the debt agreements using the effective interest method. The weighted average interest rates for all SBA-guaranteed debentures as of March 31, 2014 was 4.07%. In the year ended December 31, 2013, we prepaid approximately $20.5 million of SBA-guaranteed debentures and recognized a loss on extinguishment of debt of approximately $0.4 million.
In June 2013, we entered into a second amended and restated senior secured credit facility, or Credit Facility, to provide liquidity in support of our investment and operational activities. The Credit Facility, which has an initial commitment of $165.0 million supported by nine financial institutions, replaced our $165.0 million senior secured credit facility entered into in September 2012, or the Prior Facility. The Credit Facility, which matures on September 17, 2017, allows us to borrow foreign currencies (initially Canadian dollars) directly under the Credit Facility.
The Credit Facility has an accordion feature that allows for an increase in the total commitment size up to $215.0 million, subject to certain conditions, and also contains a one-year extension option to September 17, 2018. The Credit Facility, which is structured to operate like a revolving credit facility, is secured primarily by our assets, excluding the assets of Triangle SBIC and Triangle SBIC II.

Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the applicable base rate plus 1.75%, (ii) the applicable LIBOR rate plus 2.75%, or (iii) for borrowings denominated in Canadian dollars, the applicable Canadian Dealer Offered Rate plus 2.75%. The applicable base rate is equal to the greater of (i) the prime rate, (ii) the federal funds rate plus 0.5% or (iii) the adjusted one-month LIBOR rate plus 2.0%. The applicable LIBOR rate depends upon the term (30, 90 or 180 days) of a draw under the Credit Facility, at our election. We pay a commitment fee of 0.375% per annum on undrawn amounts, which is included with interest and other financing fees on our Consolidated Statements of Operations. Borrowings under the Credit Facility are also limited to a borrowing base, which includes certain cash and a portion of eligible debt investments.
At March 31, 2014, we had non-United States dollar borrowings denominated in Canadian dollars of $12.0 million ($10.9 million United States dollars) outstanding under the Credit Facility with an interest rate of 4.01%. The borrowings denominated in Canadian dollars are translated into United States dollars based on the spot rate at each balance sheet date. The impact resulting from changes in foreign exchange rates on the credit facility borrowings is included in unrealized appreciation (depreciation) on foreign currency borrowings in our Consolidated Statements of Operations. The borrowings denominated in Canadian dollars may be positively or negatively affected by movements in the rate of exchange between the United States dollar and the Canadian dollar. This movement is beyond our control and cannot be predicted.
As with the Prior Facility, the Credit Facility contains certain affirmative and negative covenants, including but not limited to (i) maintaining a minimum interest coverage ratio, (ii) maintaining minimum consolidated tangible net worth and (iii) maintaining its status as a regulated investment company and as a BDC. As of both March 31, 2014 and December 31, 2013, we were in compliance with all covenants of the Credit Facility.
In March 2012, we issued $69.0 million of 2019 Notes. The 2019 Notes mature on March 15, 2019, and may be redeemed in whole or in part at any time or from time to time at our option on or after March 15, 2015. The 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 15, June 15,  September 15 and December 15 of each year, beginning June 15, 2012. The net proceeds from the sale of the 2019 Notes, after underwriting discounts and offering expenses, were approximately $66.7 million.
In October 2012, we issued $70.0 million of 2022 Notes and in November 2012, we issued $10.5 million of 2022 Notes. The 2022 Notes mature on December 15, 2022, and may be redeemed in whole or in part at any time or from time to time at our option on or after December 15, 2015.  The 2022 Notes bear interest at a rate of 6.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning December 15, 2012.  The net proceeds from the sale of the 2022 Notes, after underwriting discounts and offering expenses, were approximately $77.8 million.
The indenture and supplements thereto relating to the 2019 Notes and the 2022 Notes contain certain covenants, including but not limited to (i) a requirement that we comply with the asset coverage requirements of the 1940 Act or any successor provisions, and (ii) a requirement that we provide financial information to the holders of the notes and the trustee under the indenture if we should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, or the Exchange Act.
Distributions to Stockholders
We have elected to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code, and intend to make the required distributions to our stockholders as specified therein. In order to maintain our qualification as a RIC and to obtain RIC tax benefits, we must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then we are generally required to pay income taxes only on the portion of our taxable income and gains we do not distribute (actually or constructively) and certain built-in gains. We met our minimum distribution requirements for 2013, 2012 and 2011 and continually monitor our distribution requirements with the goal of ensuring compliance with the Code. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.
The minimum distribution requirements applicable to RICs require us to distribute to our stockholders each year at least 90% of our investment company taxable income, or ICTI, as defined by the Code. Depending on the level of ICTI earned in a tax year, we may choose to carry forward ICTI in excess of current year distributions into the next tax year and pay a 4% excise tax on such excess. Any such carryover ICTI must be distributed before the end of the next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.
ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. We may be required to recognize ICTI in certain circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments issued with warrants), we must include in ICTI each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in ICTI other amounts that we have not yet received in cash, such as (i) PIK interest income and (ii) interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any original issue discount or other amounts accrued will be included in our ICTI for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the minimum distribution requirements, even though we will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.
Current Market Conditions
We were able to secure access to additional liquidity in 2012, including public offerings of common stock and debt securities, new leverage through SBA-guaranteed debentures and entering into an expanded credit facility, and in 2013, were able to amend our credit facility to extend the term by one year. There can be no assurances, however, that the current market conditions will continue and that debt or equity capital will be available to us in the future on favorable terms, if it all. In 2008, the debt and equity capital markets in the United States were severely impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated bank loan market, among other factors. These events, along with the deterioration of the housing market, led to an economic recession in the U.S. and abroad. Banks, investment companies and others in the financial services industry reported significant write-downs in the fair value of their assets, which led to the failure of a number of banks and investment companies, a number of distressed mergers and acquisitions and the government take-over of the nation's two largest government-sponsored mortgage companies. These events significantly impacted the financial and credit markets and reduced the availability of debt and equity capital for the market as a whole, and for financial firms in particular. Notwithstanding recent gains across both the equity and debt markets, recent U.S. budget deficit concerns and uncertainty regarding potential federal spending cuts and the federal debt ceiling, together with continued signs of deteriorating sovereign debt conditions in Europe, have increased the possibility that these unfavorable conditions in the debt and equity capital markets may reoccur in the future and could then continue for a prolonged period of time.
Recent Developments

In April 2014, we invested $23.0 million in the subordinated debt and equity of PCX Aerostructures, LLC, or PCX. PCX manufacturers components and assemblies used in military and civilian aircraft, primarily helicopters. Under the terms of the investment, PCX will pay interest on the subordinated debt at a rate of 14%.

In April 2014, we exited our investments in Workforce Software, LLC. In connection with the exit, we received proceeds of $21.4 million and recognized capital gains totaling approximately $11.1 million.
Critical Accounting Policies and Use of Estimates
The preparation of our financial statements in accordance with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the periods covered by such financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. On an on-going basis, we evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.
Investment Valuation
The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. We have established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring (quarterly) basis in accordance with the Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820. Under ASC Topic 820, a financial instrument is categorized within the ASC Topic 820 valuation hierarchy based upon the lowest level of input to the valuation process that is significant to the fair value measurement. The three levels of valuation inputs established by ASC Topic 820 are as follows:

Level 1 Inputs – include quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2 Inputs – include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
Level 3 Inputs – include inputs that are unobservable and significant to the fair value measurement.
Our investment portfolio is comprised of debt and equity instruments of privately held companies for which quoted prices or other inputs falling within the categories of Level 1 and Level 2 are not available. Therefore, we determine the fair value of our investments in good faith using Level 3 inputs, pursuant to a valuation policy and process that is established by our management with the assistance of certain third-party advisors and subsequently approved by our Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon the specific circumstances of each individual investment. The recorded fair values of our investments may differ significantly from fair values that would have been used had an active market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.
Our valuation process is led by our executive officers and managing directors. The valuation process begins with a quarterly review of each investment in our investment portfolio by our executive officers and our investment committee. Valuations of each portfolio security are then prepared by our investment professionals, who have direct responsibility for the origination, management and monitoring of each investment. Under our valuation policy, each investment valuation is subject to (i) a review by the lead investment officer responsible for the portfolio company investment and (ii) a peer review by a second investment officer or executive officer. Generally, any investment that is valued below cost is subjected to review by one of our executive officers. After the peer review is complete, we engage two independent valuation firms, Duff & Phelps, LLC and Lincoln Partners Advisors LLC, collectively, the “Valuation Firms,” to provide third-party reviews of certain investments, as described further below. Finally, the Board of Directors has the responsibility for reviewing and approving, in good faith, the fair value of our investments in accordance with the 1940 Act.
The Valuation Firms provide third-party valuation consulting services to us which consist of certain limited procedures that we identified and requested the Valuation Firms to perform (hereinafter referred to as the “Procedures”). The Procedures are performed with respect to each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In addition, the Procedures are generally performed with respect to a portfolio company when there has been a significant change in the fair value of the investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders’ best interest, to request the Valuation Firms to perform the Procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
The total number of investments and the percentage of our portfolio that we asked the Valuation Firms to perform such procedures on are summarized below by period:

For the quarter ended:	Total companies	Percent of total investments at fair value(1)
March 31, 2011	11	34%
June 30, 2011	13	26%
September 30, 2011	11	31%
December 31, 2011	12	22%
March 31, 2012	10	19%
June 30, 2012	14	21%
September 30, 2012	16	33%
December 31, 2012	17	30%
March 31, 2013	17	23%
June 30, 2013	13	27%
September 30, 2013	14	28%
December 31, 2013	14	21%
March 31, 2014	15	25%

(1)	Exclusive of the fair value of new investments made during the quarter.

Upon completion of the Procedures, the Valuation Firms concluded that, with respect to each investment reviewed by each Valuation Firm, the fair value of those investments subjected to the Procedures appeared reasonable. Our Board of Directors is ultimately responsible for determining the fair value of our investments in good faith.
Investment Valuation Inputs
Under ASC Topic 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between a willing buyer and a willing seller at the measurement date. For our portfolio securities, fair value is generally the amount that we might reasonably expect to receive upon the current sale of the security. Under ASC Topic 820, the fair value measurement assumes that the sale occurs in the principal market for the security, or in the absence of a principal market, in the most advantageous market for the security. Under ASC Topic 820, if no market for the security exists or if we do not have access to the principal market, the security should be valued based on the sale occurring in a hypothetical market. The securities in which we invest are generally only purchased and sold in merger and acquisition transactions, in which case the entire portfolio company is sold to a third-party purchaser. As a result, unless we have the ability to control such a transaction, the assumed principal market for our securities is a hypothetical secondary market. The Level 3 inputs to our valuation process reflect management’s best estimate of the assumptions that would be used by market participants in pricing the investment in a transaction in a hypothetical secondary market.
Enterprise Value Waterfall Approach
In valuing equity securities (including warrants), we estimate fair value using an “Enterprise Value Waterfall” valuation model. We estimate the enterprise value of a portfolio company and then allocate the enterprise value to the portfolio company’s securities in order of their relative liquidation preference. In addition, the model assumes that any outstanding debt or other securities that are senior to our equity securities are required to be repaid at par. Additionally, we estimate the fair value of a limited number of our debt securities using the Enterprise Value Waterfall approach in cases where we do not expect to receive full repayment.
To estimate the enterprise value of the portfolio company, we primarily use a valuation model based on a transaction multiple, which generally is the original transaction multiple, and measures of the portfolio company’s financial performance. In addition, we consider other factors, including but not limited to (i) offers from third-parties to purchase the portfolio company, (ii) the implied value of recent investments in the equity securities of the portfolio company, (iii) publicly available information regarding recent sales of private companies in comparable transactions and, (iv) when management believes there are comparable companies that are publicly traded, we perform a review of these publicly traded companies and the market multiple of their equity securities.
The significant Level 3 inputs to the Enterprise Value Waterfall model are (i) an appropriate transaction multiple and (ii) a measure of the portfolio company’s financial performance, which generally is either earnings before interest, taxes, depreciation and amortization, as adjusted, or Adjusted EBITDA, or revenues. Such inputs can be based on historical operating results, projections of future operating results, or a combination thereof. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for certain non-recurring items. In determining the operating results input, we utilize the most recent portfolio company financial statements and forecasts available as of the valuation date. Management also consults with the portfolio company’s senior management to obtain updates on the portfolio company’s performance, including information such as industry trends, new product development, loss of customers and other operational issues. Additionally, we consider some or all of the following factors:

•	financial standing of the issuer of the security;

•	comparison of the business and financial plan of the issuer with actual results;

•	the size of the security held;

•	pending reorganization activity affecting the issuer, such as merger or debt restructuring;

•	ability of the issuer to obtain needed financing;

•	changes in the economy affecting the issuer;

•	financial statements and reports from portfolio company senior management and ownership;

•	the type of security, the security’s cost at the date of purchase and any contractual restrictions on the disposition of the security;

•	information as to any transactions or offers with respect to the security and/or sales to third parties of similar securities;

•	the issuer’s ability to make payments and the type of collateral;

•	the current and forecasted earnings of the issuer;

•	statistical ratios compared to lending standards and to other similar securities;

•	pending public offering of common stock by the issuer of the security;

•	special reports prepared by analysts; and

•	any other factors we deem pertinent with respect to a particular investment.
Fair value measurements using the Enterprise Value Waterfall model can be sensitive to significant changes in one or more of the inputs. A significant increase in either the transaction multiple, Adjusted EBITDA or revenues for a particular equity security would result in a higher fair value for that security.
Income Approach
In valuing debt securities, we utilize an “Income Approach” model that considers factors including, but not limited to, (i) the stated yield on the debt security, (ii) the portfolio company’s current trailing twelve months, or TTM Adjusted EBITDA as compared to the portfolio company’s historical or projected Adjusted EBITDA as of the date the investment was made and the portfolio company’s anticipated Adjusted EBITDA for the next twelve months of operations, (iii) the portfolio company’s current Leverage Ratio (defined as the portfolio company’s total indebtedness divided by Adjusted EBITDA) as compared to its Leverage Ratio as of the date the investment was made, (iv) publicly available information regarding current pricing and credit metrics for similar proposed and executed investment transactions of private companies and (v) when management believes a relevant comparison exists, current pricing and credit metrics for similar proposed and executed investment transactions of publicly traded debt. In addition, we use a risk rating system to estimate the probability of default on the debt securities and the probability of loss if there is a default. This risk rating system covers both qualitative and quantitative aspects of the business and the securities held.
We consider the factors above, particularly any significant changes in the portfolio company’s results of operations and leverage, and develop an expectation of the yield that a hypothetical market participant would require when purchasing the debt investment, which we refer to herein as the Required Rate of Return. The Required Rate of Return, along with the Leverage Ratio and Adjusted EBITDA, are the significant Level 3 inputs to the Income Approach model. For investments where the Leverage Ratio and Adjusted EBITDA have not fluctuated significantly from the date the investment was made or have not fluctuated significantly from management’s expectations as of the date the investment was made, and where there have been no significant fluctuations in the market pricing for such investments, we may conclude that the Required Rate of Return is equal to the stated rate on the investment and therefore, the debt security is appropriately priced. In instances where we determine that the Required Rate of Return is different from the stated rate on the investment, we discount the contractual cash flows on the debt instrument using the Required Rate of Return in order to estimate the fair value of the debt security.
Fair value measurements using the Income Approach model can be sensitive to significant changes in one or more of the inputs. A significant increase (decrease) in the Required Rate of Return or Leverage Ratio inputs for a particular debt security may result in a lower (higher) fair value for that security. A significant increase (decrease) in the Adjusted EBITDA input for a particular debt security may result in a higher (lower) fair value for that security.
The fair value of our royalty rights are calculated based on specific provisions contained in the pertinent operating or royalty agreements. The determination of the fair value of such royalty rights is not a significant component of our valuation process.
Revenue Recognition
Interest and Dividend Income
Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if we otherwise do not expect the borrower to be able to service its debt and other obligations, we will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The cessation of recognition of such interest will negatively impact the reported fair value of the investment. We write off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recorded on the ex-dividend date.

We may have to include in our ICTI, interest income, including original issue discount income, from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. As a result, we may be required to make a distribution to our stockholders in order to satisfy the minimum distribution requirements to maintain our RIC status, even though we will not have received and may not ever receive any corresponding cash amount. Additionally, any loss recognized by us for federal income tax purposes on previously accrued interest income will be treated as a capital loss.
Fee Income
Origination, facility, commitment, consent and other advance fees received in connection with the origination of a loan, or Loan Origination Fees, are recorded as deferred income and recognized as investment income over the term of the loan. Upon prepayment of a loan, any unamortized Loan Origination Fees are recorded as investment income. In the general course of our business, we receive certain fees from portfolio companies, which are non-recurring in nature. Such fees include loan prepayment penalties, certain investment banking and structuring fees and loan waiver and amendment fees, and are recorded as investment income when received.
Payment-in-Kind (PIK) Interest Income
We currently hold, and we expect to hold in the future, some loans in our portfolio that contain a PIK interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is periodically added to the principal balance of the loan, rather than being paid to us in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment.
PIK interest, which is a non-cash source of income, is included in our taxable income and therefore affects the amount we are required to distribute to our stockholders to maintain our qualification as a RIC for federal income tax purposes, even though we have not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if we otherwise do not expect the borrower to be able to service its debt and other obligations, we will place the loan on non-accrual status and will generally cease recognizing PIK interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. We write off any previously accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible.
We may have to include in our ICTI, PIK interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. As a result, we may be required to make a distribution to our stockholders in order to satisfy the minimum distribution requirements, even though we will not have received and may not ever receive any corresponding cash amount.
Off-Balance Sheet Arrangements
We currently have no off-balance sheet arrangements.

Quantitative and Qualitative Disclosures About Market Risk
Market risk includes risks that arise from changes in interest rates, commodity prices, equity prices and other market changes that affect market sensitive instruments. The prices of securities held by us may decline in response to certain events, including those directly involving the companies we invest in; conditions affecting the general economy; overall market changes; legislative reform; local, regional, national or global political, social or economic instability; and interest rate fluctuations.
The U.S economy recently experienced a severe recession. To the extent that recessionary conditions recur, the economy remains stagnate, any further downgrades to U.S. government’s sovereign credit rating occur, the European credit crisis continues, or the economy fails to return to pre-recession levels, the financial position and results of operations of certain of the lower middle market companies in our portfolio could be further affected adversely, which ultimately could lead to difficulty in our portfolio companies meeting debt service requirements and lead to an increase in defaults. There can be no assurance that the performance of our portfolio companies will not be further impacted by economic conditions, which could have a negative impact on our future results.
As of March 31, 2014, the fair value of our non-accrual assets was approximately $1.1 million, which comprised approximately 0.2% of the total fair value of our portfolio, and the cost of our non-accrual assets was approximately $15.0 million, or 2.2% of the total cost of our portfolio.

In addition to our non-accrual assets, as of March 31, 2014, we had debt investments in four portfolio companies (our subordinated notes to DCWV Acquisition Corporation, Frozen Specialties, Inc., Minco Technology Labs, LLC, and FCL Holding SPV, LLC) that were on non-accrual only with respect to the PIK interest component of the loans. As of March 31, 2014, the fair value of these debt investments was approximately $13.5 million, or 2.0% of the total fair value of our portfolio and the cost of these assets was approximately $23.5 million, or 3.5% of the total cost of our portfolio.
In addition, we are subject to interest rate risk. Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net interest income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio. Our investment income is affected by fluctuations in various interest rates, including LIBOR, Canadian Dealer Offered Rate and prime rates. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks. We regularly measure exposure to interest rate risk and determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates. As of March 31, 2014, we were not a party to any hedging arrangements.
As of March 31, 2014, approximately 92.9%, or $559.3 million (at cost), of our debt portfolio investments bore interest at fixed rates and approximately 7.1%, or $42.9 million (at cost), of our debt portfolio investments bore interest at variable rates, which are either prime-based or LIBOR-based, and all of which are subject to certain floors. A hypothetical 200 basis point increase or decrease in the interest rates on our variable-rate debt investments could increase or decrease, as applicable, our investment income by a maximum of approximately $0.9 million on an annual basis. All of our pooled SBA-guaranteed debentures, our 2019 Notes and our 2022 Notes bear interest at fixed rates. Our Credit Facility bears interest, subject to our election, on a per annum basis equal to (i) the applicable base rate plus 1.75%, (ii) the applicable LIBOR rate plus 2.75%, or (iii) for borrowings denominated in Canadian dollars, the applicable Canadian Dealer Offered Rate plus 2.75%. The applicable base rate is equal to the greater of (i) the prime rate, (ii) the federal funds rate plus 0.5% or (iii) the adjusted one-month LIBOR rate plus 2.0%.
Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by our investment portfolio.
We may also have exposure to foreign currencies (Canadian dollar) related to certain investments. Such investments are translated into United States dollars based on the spot rate at each balance sheet date, exposing us to movements in the exchange rate. In order to reduce our exposure to fluctuations in exchange rates, we generally borrow in Canadian dollars under our Credit Facility to finance such investments. As of March 31, 2014, we had non-United States dollar borrowings denominated in Canadian dollars of $12.0 million ($10.9 million United States dollars) outstanding under the Credit Facility with an interest rate of 4.01%.
Related Party Transactions
During the three years ending December 31, 2013 and the three months ended March 31, 2014, there were no related party transactions between Triangle Capital Corporation and any of its subsidiaries.

Contractual Obligations
As of December 31, 2013, our future fixed commitments for cash payments were as follows:

	Total	2014	2015-2016	2017-2018	2019 and Thereafter
SBA-guaranteed debentures payable	$193,285,211	$—	$7,395,211	$—	$185,890,000
Interest due on SBA-guaranteed debentures payable	56,490,063	7,671,393	15,363,803	15,342,786	18,112,081
Credit Facility borrowings	11,221,246	—	—	11,221,246	—
Interest and fees on Credit Facility(1)	3,410,819	1,081,026	1,998,265	331,528	—
Unused commitments to extend credit	4,008,200	4,008,200	—	—	—
Notes	149,500,000	—	—	—	149,500,000
Interest on Notes	71,544,375	9,961,875	19,923,750	19,923,750	21,735,000
Operating lease payments(2)	2,271,645	398,462	824,003	861,543	187,637
Total	$491,731,559	$23,120,956	$45,505,032	$47,680,853	$375,424,718

(1)
Amounts represent (i) unused credit facility fees calculated at a rate of 0.375% of the unused amount, which was approximately $153.8 million as of December 31, 2013, (ii) interest expense calculated at a rate of 4.025% of outstanding credit facility borrowings, which were approximately $11.2 million as of December 31, 2013 and (iii) annual fees of the credit facility administrative agent.

(2)
We lease our corporate office facility under an operating lease that terminates on May 31, 2019. We believe that our existing facilities will be adequate to meet our needs through 2014, and that we will be able to obtain additional space when, where and as needed on acceptable terms.

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of March 31, 2014, December 31, 2013 and for the years indicated in the table, unless otherwise noted. Ernst &Young LLP’s report on the senior securities table as of December 31, 2013 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage per Unit(b)	Involuntary Liquidating Preference per Unit(c)	Average Market Value per Unit(d)
	(Dollars in thousands)
Senior notes due 2019
2012	$69,000	$11,311	—	$25.92
2013	69,000	11,591	—	25.99
March 31, 2014 (unaudited)(e)	69,000	11,483	—	25.86
Senior notes due 2022
2012	80,500	9,695	—	25.03
2013	80,500	9,935	—	24.94
March 31, 2014 (unaudited)(e)	80,500	9,843	—	24.60
SBA-guaranteed debentures payable
2003	—	—	—	N/A
2004	17,700	1,283	—	N/A
2005	31,800	1,357	—	N/A
2006	31,800	1,791	—	N/A
2007	37,010	3,526	—	N/A
2008	115,110	1,794	—	N/A
2009	121,910	2,059	—	N/A
2010	202,465	1,891	—	N/A
2011	224,238	2,558	—	N/A
2012	213,605	3,654	—	N/A
2013	193,285	4,138	—	N/A
March 31, 2014 (unaudited)(e)	193,330	4,098	—	N/A
Credit facility
2011	15,000	38,235	—	N/A
2012	—	—	—	N/A
2013	11,221	71,275	—	N/A
March 31, 2014 (unaudited)(e)	10,861	72,953	—	N/A

(a)	Total amount of each class of senior securities outstanding at the end of the period presented.

(b)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(c)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.

(d)
Average market value per unit for our Senior notes due 2019 and our Senior notes due 2022 represent the average of the daily closing prices as reported on the NYSE for each security during 2012, 2013 and the first quarter of 2014. Average market value per unit for our SBA-guaranteed debentures payable and our Credit Facility are not applicable because these senior securities are not registered for public trading.

(e)
During the period from March 31, 2014 to May 13, 2014, we have not issued any senior securities or other indebtedness nor have we repaid any senior securities or indebtedness that was outstanding as of March 31, 2014.

BUSINESS
Triangle Capital Corporation is a Maryland corporation, formed on October 10, 2006, for the purposes of acquiring 100% of the equity interests in Triangle SBIC and its general partner, TML, raising capital in our IPO, which was completed in February 2007 and thereafter operating as an internally managed business development company under the 1940 Act. We are a specialty finance company that provides customized financing to lower middle market companies located primarily in the United States. We define lower middle market companies as those having annual revenues between $10.0 million and $250.0 million. Our goal is to be the premier provider of capital to these companies. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments. Our investment philosophy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in subordinated debt securities secured by second lien security interests in portfolio company assets, coupled with equity interests. On a more limited basis, we also invest in senior debt securities secured by first lien security interests in portfolio companies.
We focus on investments in companies with a history of generating revenues and positive cash flow, an established market position and a proven management team with a strong operating discipline. Our target portfolio company has annual revenues between $20.0 million and $200.0 million and EBITDA between $3.0 million and $35.0 million. We believe that these companies have less access to capital and that the market for such capital is underserved relative to larger companies. Companies of this size are generally privately held and are less well known to traditional capital sources such as commercial and investment banks.
Our investments generally range from $5.0 to $35.0 million per portfolio company. In certain situations, we have partnered with other funds to provide larger financing commitments. We operate Triangle SBIC and Triangle SBIC II as SBICs and utilize the proceeds from the sale of SBA-guaranteed debentures, referred to herein as SBA leverage, to enhance returns to our stockholders. As of March 31, 2014, we had investments in 83 portfolio companies, with an aggregate cost of $680.9 million.
Our Business Strategy
We seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments by:

•
Utilizing Long-Standing Relationships to Source Deals.    Our senior management team maintains extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities.

•
Focusing on Underserved Markets.    The lower middle market has traditionally been underserved. We believe that operating margin and growth pressures, as well as regulatory concerns, have caused financial institutions to de-emphasize services to lower middle market companies in favor of larger corporate clients and more liquid capital market transactions. We believe these dynamics have resulted in the financing market for lower middle market companies to be underserved, providing us with greater investment opportunities.

•
Providing Customized Financing Solutions.    We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Typically we invest in subordinated debt securities, coupled with equity interests. We believe our ability to customize financing arrangements makes us an attractive partner to lower middle market companies.

•
Leveraging the Experience of Our Management Team.    Our senior management team has extensive experience advising, investing in, lending to and operating companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at investment banks, commercial banks, and privately and publicly held companies in the capacity of executive officers. We believe this diverse experience provides us with an in depth understanding of the strategic, financial and operational challenges and opportunities of the lower middle market companies in which we invest. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

•
Applying Rigorous Underwriting Policies and Active Portfolio Management.    Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, which we believe allows us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. We analyze and discuss in detail the company’s financial performance with management in addition to participating in regular board of directors meetings. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

•
Taking Advantage of Low Cost Debentures Guaranteed by the SBA.    Our license to do business as an SBIC allows us to issue fixed-rate, low interest debentures which are guaranteed by the SBA and sold in the capital markets, potentially allowing us to increase our net interest income beyond the levels achievable by other BDCs utilizing traditional leverage.

•
Financing Our Investment Portfolio with Long-Term Capital. In addition to proceeds from sales of shares of our common stock and proceeds from issuance of SBA-guaranteed debentures by our SBIC subsidiaries, we have outstanding unsecured notes with original terms of seven to ten years.

•
Maintaining Portfolio Diversification.    While we focus our investments in lower middle market companies, we seek to invest across various industries. We monitor our investment portfolio to ensure we have acceptable industry balance, using industry and market metrics as key indicators. By monitoring our investment portfolio for industry balance, we seek to reduce the effects of economic downturns associated with any particular industry or market sector. However, we may from time to time hold securities of a single portfolio company that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company under the 1940 Act.

Our Investment Criteria
We utilize the following criteria and guidelines in evaluating investment opportunities. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

•
Established Companies With Positive Cash Flow.    We seek to invest in established companies with a history of generating revenues and positive cash flows. We typically focus on companies with a history of profitability and minimum trailing twelve month EBITDA of $3.0 million. We do not invest in start-up companies, distressed situations, “turn-around” situations or companies that we believe have unproven business plans.

•
Experienced Management Teams With Meaningful Equity Ownership.    Based on our prior investment experience, we believe that a management team with significant experience with a portfolio company or relevant industry experience and meaningful equity ownership is essential to the long-term success of the portfolio company. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

•
Strong Competitive Position.    We seek to invest in companies that have developed strong positions within their respective markets, are well positioned to capitalize on growth opportunities and compete in industries with barriers to entry. We also seek to invest in companies that exhibit a competitive advantage, which may help to protect their market position and profitability.

•
Varied Customer and Supplier Bases.    We prefer to invest in companies that have varied customer and supplier bases. Companies with varied customer and supplier bases are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

•
Significant Invested Capital.    We believe the existence of significant underlying equity value provides important support to investments. We look for portfolio companies that we believe have sufficient value beyond the layer of the capital structure in which we invest.

Investments
Debt Investments
We tailor the terms of our debt investments to the facts and circumstances of each transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. To that end, we typically seek board observation rights with each of our portfolio companies and offer managerial assistance. We also seek to limit the downside risks of our investments by negotiating covenants that are designed to protect our investments while affording our portfolio companies as much flexibility in managing their businesses as possible. Such restrictions may include affirmative and negative covenants, default penalties, lien protections, change of control provisions and put rights. We typically include a prepayment penalty structure to enhance our potential total return on our investments.

We invest primarily in subordinated notes and, on a more limited basis, invest in senior secured debt. Subordinated notes are junior to senior secured debt. Our subordinated debt investments and senior secured debt investments generally have terms of three to seven years, do not have scheduled amortization and are due at maturity. Our subordinated debt investments generally provide for fixed interest rates between 12.0% and 17.0% per annum. In addition, our senior secured debt investments generally provide for variable interest at rates ranging from LIBOR plus 350 basis points to LIBOR plus 950 basis points per annum. Our subordinated debt investments generally are secured by a second priority security interest in the assets of the borrower and generally include an equity component, such as warrants to purchase common stock in the portfolio company. In addition, certain loan investments may have a form of interest that is not paid currently but is accrued and added to the loan balance and paid at the end of the term, referred to as payment-in-kind (“PIK”) interest. In our negotiations with potential portfolio companies, we generally seek to minimize PIK interest as such income is taxable in the year accrued, and we may have to borrow money or raise additional capital in order to meet the requirement of generally having to pay out at least 90.0% of our taxable income to continue to qualify as a Regulated Investment Company, or RIC, for U.S. federal income tax purposes. At March 31, 2014, the weighted average yield on our outstanding debt investments other than non-accrual debt investments was approximately 13.9%, the weighted average yield on all of our outstanding investments (including equity and equity-linked investments but excluding non-accrual debt investments) was approximately 12.4% and the weighted average yield on all of our outstanding investments (including equity and equity-linked investments and non-accrual debt investments) was approximately 12.0%.
An SBIC may make investments in the form of straight debt (“Loans”), debt with equity features (“Debt Securities”), or equity securities. Loans and Debt Securities must be issued for a term of not less than one year (except for bridge loans in anticipation of a permanent financing in which the SBIC intends to participate, or to protect its prior investment) and must have amortization not exceeding “straight line.” The permissible interest rate on Loans is the higher of (i) 19% or (ii) 11% over the higher of the SBIC’s weighted cost of debenture leverage or the current debenture rate. For Debt Securities, the permitted rate is the higher of (i) 14% or (ii) 6% over the higher of the SBIC’s weighted cost of debenture leverage or the current debenture rate. If a financing is in default, these maximums may increase by up to 7%. SBA Regulations define an SBIC’s weighted cost of debenture leverage and describe the permitted rate when more than one SBIC participates in the financing.
Equity Investments
We may acquire equity interests in portfolio companies. We generally seek to structure our equity investments as non-control investments to provide us with minority rights and event-driven or time-driven puts. We also seek to obtain registration rights in connection with these investments, which may include demand and “piggyback” registration rights, board seats and board observation rights. Our investments have in the past and may in the future contain a synthetic equity position pursuant to a formula typically setting forth royalty rights we may exercise in accordance with such formula.
Investment Committees
Triangle Capital Corporation has an investment committee that is responsible for all aspects of our investment process relating to investments made by Triangle Capital Corporation or any of its subsidiaries, other than investments made by Triangle SBIC and Triangle SBIC II. The members of the Triangle Capital Corporation investment committee are Messrs. Garland S. Tucker, III, E. Ashton Poole, Brent P.W. Burgess, Steven C. Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn, Cary B. Nordan and David F. Parker.
Triangle SBIC has an investment committee that is responsible for all aspects of our investment process relating to investments made by Triangle SBIC. The members of Triangle SBIC’s investment committee are Messrs. Garland S. Tucker, III, Brent P.W. Burgess, Steven C. Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn, Cary B. Nordan and David F. Parker.
Triangle SBIC II has an investment committee that is responsible for all aspects of our investment process relating to investments made by Triangle SBIC II. The members of Triangle SBIC II’s investment committee are Messrs. Garland S. Tucker, III, Brent P.W. Burgess, Steven C. Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn and Cary B. Nordan. For purposes of the discussion herein, any reference to the “investment committee” refers to the investment committees for each of Triangle Capital Corporation, Triangle SBIC and Triangle SBIC II.
Investment Process
Our investment committee meets once a week and also meets on an as needed basis depending on transaction volume. Our investment committee has organized our investment process into five distinct stages:

•	Origination

•	Due Diligence and Underwriting

•	Approval

•	Documentation and Closing

•	Portfolio Management and Investment Monitoring

Our investment process is summarized in the following chart:

Origination
The origination process for our investments includes sourcing, screening, preliminary due diligence, transaction structuring and negotiation. Our investment professionals utilize their extensive relationships with various financial sponsors, entrepreneurs, attorneys, accountants, investment bankers and other non-bank providers of capital to source transactions with prospective portfolio companies.
If a transaction meets our investment criteria, we perform preliminary due diligence, taking into consideration some or all of the following factors:

•	a comprehensive financial model that we prepare based on quantitative analysis of historical financial performance, financial projections and pro forma financial ratios assuming investment;

•	the competitive landscape surrounding the potential investment;

•	strengths and weaknesses of the potential investment’s business strategy and industry;

•	results of a broad qualitative analysis of the company’s management team, products or services, market position, market dynamics and customers and suppliers; and

•	potential investment structures, certain financing ratios and investment pricing terms.
If the results of our preliminary due diligence are satisfactory, the origination team prepares a Summary Transaction Memorandum, which is presented to our investment committee. If our investment committee recommends moving forward, we issue a non-binding term sheet to the potential portfolio company. Upon execution of a term sheet, we begin our formal due diligence and underwriting process as we move toward investment approval.

Due Diligence and Underwriting
Our due diligence on a prospective investment is completed by a minimum of three investment professionals, which we refer to as the underwriting team. The members of the underwriting team work together to conduct due diligence and to understand the relationships among the prospective portfolio company’s business plan, operations and financial performance through various methods, including, among others, on-site visits with management, in-depth review of historical and projected financial data, interviews with customers and suppliers, evaluations of management and background checks, third-party accounting reports and review of any material contracts.
In most circumstances, we utilize outside experts to review the legal affairs, accounting systems, and, where appropriate, we engage specialists to investigate issues like environmental matters and general industry outlooks. During the underwriting process, significant attention is given to sensitivity analysis and how companies might be expected to perform in a protracted “downside” operating environment. In addition, we analyze key financing ratios and other industry metrics, including total debt to EBITDA, EBITDA to fixed charges, EBITDA to total interest expense, total debt to total capitalization and total senior debt to total capitalization.
Upon completion of a satisfactory due diligence review and as part of our evaluation of a proposed investment, the underwriting team prepares an Investment Memorandum. The Investment Memorandum includes information about the potential portfolio company such as its history, business strategy, potential strengths and risks involved, analysis of key customers, contracts and suppliers, third-party consultant findings, expected returns on investment structure, anticipated sources of repayment and exit strategies, analysis of historical financial statements, and potential capitalization and ownership.
Approval
The underwriting team for the proposed investment presents the Investment Memorandum to our investment committee for consideration and approval. After reviewing the Investment Memorandum, members of the investment committee may request additional due diligence or modify the proposed financing structure or terms of the proposed investment. Before we proceed with any investment, the investment committee must approve the proposed investment by the affirmative vote from a majority of the investment committee members. Upon receipt of transaction approval, the underwriting team proceeds to document the transaction.
Documentation and Closing

The underwriting team is responsible for all documentation related to investment closings. In addition, we rely on law firms with whom we have worked on multiple transactions to help us complete the necessary documentation associated with transaction closings. If a transaction changes materially from what was originally approved by the investment committee, the underwriting team requests a formal meeting of the investment committee to communicate the contemplated changes. The investment committee has the right to approve the amended transaction structure, to suggest alternative structures or not to approve the contemplated changes.
Portfolio Management and Investment Monitoring
Our investment professionals generally employ several methods of evaluating and monitoring the performance of our portfolio companies, which, depending on the particular investment, may include the following specific processes, procedures and reports:

•	monthly and quarterly reviews of actual financial performance versus the corresponding period of the prior year and financial projections;

•	monthly and quarterly monitoring of all financial and other covenants;

•	reviews of senior lender loan compliance certificates, where applicable;

•	quarterly reviews of operating results and general business performance, including the preparation of a portfolio monitoring report which is distributed to members of our investment committee;

•	periodic face-to-face meetings with management teams and financial sponsors of portfolio companies;

•	attendance at portfolio company board meetings through board seats or observation rights; and

•	application of our investment rating system to each investment.
In the event that our investment committee determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we undertake to monitor more closely the affected portfolio company. The level of monitoring of an investment is determined by a number of factors, including, but not limited to, trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing our investment, if any.
Investment Rating System
We monitor a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We generally require our portfolio companies to have annual financial audits in addition to monthly and quarterly unaudited financial statements. Using these statements, we calculate and evaluate certain financing ratios. For purposes of analyzing the financial performance of our portfolio companies, we may make certain adjustments to their financial statements to reflect the pro forma results of the portfolio company consistent with a change of control transaction, to reflect anticipated cost savings resulting from a merger or restructuring, costs related to new product development, compensation to previous owners, and other acquisition or restructuring related items.
As part of our valuation procedures we assign an investment rating to all of our investments in debt securities. Our investment rating system uses a scale of 0 to 10, with 10 being the lowest probability of default and principal loss. This system is used to estimate the probability of default on our debt securities and the probability of loss if there is a default. The system is also used to assist us in estimating the fair value of equity related securities. These types of systems are referred to as risk rating systems and are also used by banks and rating agencies. Our risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.
Each portfolio company debt investment is rated based upon the following numeric investment rating system:

Investment Rating	Description

10
Investment is performing above original expectations and possibly 30.0% or more above original projections provided by the portfolio company. Investment has been positively influenced by an unforeseen external event. Full return of principal and interest is expected. Capital gain is expected.

9
Investment is performing above original expectations and possibly 30.0% or more above original projections provided by the portfolio company. Investment may have been or is soon to be positively influenced by an unforeseen external event. Full return of principal and interest is expected. Capital gain is expected.

8
Investment is performing above original expectations and possibly 21.0% to 30.0% above original projections provided by the portfolio company. Full return of principal and interest is expected. Capital gain is expected.

7
Investment is performing above original expectations and possibly 11.0% to 20.0% above original projections provided by the portfolio company. Full return of principal and interest is expected. Depending on age of transaction, potential for capital gain exists.

6
Investment is performing above original expectations and possibly 5.0% to 10.0% above original projections provided by the portfolio company. Full return of principal and interest is expected. Depending on age of transaction, potential for capital gain exists.

5	Investment is performing in line with original expectations. Full return of principal and interest is expected. Depending on age of transaction, potential for capital gain may be expected.

4	Investment is performing below original expectations, but no covenant defaults have occurred. Full return of principal and interest is expected. Potential for capital gain may still be expected.

3	Investment is in default of transaction covenants but interest payments are current. No loss of principal is expected.

2	Investment is in default of transaction covenants and interest (and possibly principal) payments are not current. A principal loss of between 1.0% and 33.0% is expected.

1	Investment is in default of transaction covenants and interest (and possibly principal) payments are not current. A principal loss of between 34.0% and 67.0% is expected.

0	Investment is in default and a principal loss of between 68.0% and 100.0% is expected.

Valuation Process and Determination of Net Asset Value
The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments. Unrealized appreciation or depreciation on portfolio investments are recorded as increases or decreases in investments on the balance sheets and are separately reflected on the statements of operations in determining net increase or decrease in net assets resulting from operations.
We have established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring (quarterly) basis in accordance with FASB ASC Topic 820. ASC Topic 820 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.
Under ASC Topic 820, a financial instrument is categorized within the ASC Topic 820 valuation hierarchy based upon the lowest level of input to the valuation process that is significant to the fair value measurement. The three levels of valuation inputs established by ASC Topic 820 are as follows:
Level 1 Inputs – include quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2 Inputs – include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
Level 3 Inputs – include inputs that are unobservable and significant to the fair value measurement.
Our investment portfolio is comprised of debt and equity instruments of privately held companies for which quoted prices or other inputs falling within the categories of Level 1 and Level 2 are not available. Therefore, we determine the fair value of our investments in good faith using Level 3 inputs, pursuant to a valuation policy and process that is established by our management with the assistance of certain third-party advisors and subsequently approved by our Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon the specific circumstances of each individual investment. The recorded fair values of our investments may differ significantly from fair values that would have been used had an active market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see “Risk Factors — Risks Relating to Our Business and Structure — Our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.”
Our valuation process is led by our executive officers and managing directors. The valuation process begins with a quarterly review of each investment in our investment portfolio by our executive officers and our investment committee. Valuations of each portfolio security are then prepared by our investment professionals, who have direct responsibility for the origination, management and monitoring of each investment. Under our valuation policy, each investment valuation is subject to (i) a review by the lead investment officer responsible for the portfolio company investment and (ii) a peer review by a second investment officer or executive officer. Generally, any investment that is valued below cost is subjected to review by one of our executive officers. After the peer review is complete, we engage two independent, third party valuation firms, Duff & Phelps, LLC and Lincoln Partners Advisors LLC (collectively, the “Valuation Firms”), to provide third-party reviews of certain investments, as described further below. In addition, all investment valuations are provided to our independent registered public accounting firm in connection with quarterly review procedures and the annual audit of our financial statements. Finally, the Board of Directors has the responsibility for reviewing and approving, in good faith, the fair value of our investments in accordance with the 1940 Act.
The Valuation Firms provide third-party valuation consulting services to us which consist of certain limited procedures that we identified and requested the Valuation Firms to perform (hereinafter referred to as the “Procedures”). The Procedures are performed with respect to each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In addition, the Procedures are generally performed with respect to a portfolio company when there has been a significant change in the fair value of the investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders’ best interest, to request the Valuation Firms to perform the Procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio. Upon completion of the Procedures, the Valuation Firms reach a conclusion as to whether, with respect to each investment reviewed by each Valuation Firm, the fair value of those investments subjected to the Procedures appear reasonable. Our Board of Directors is ultimately responsible for determining the fair value of our investments in good faith.

For a further discussion of the Valuation Firms’ Procedures, see the section entitled “Investment Valuation” included in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
Investment Valuation Inputs
Under ASC Topic 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between a willing buyer and a willing seller at the measurement date. For our portfolio securities, fair value is generally the amount that we might reasonably expect to receive upon the current sale of the security. Under ASC Topic 820, the fair value measurement assumes that the sale occurs in the principal market for the security, or in the absence of a principal market, in the most advantageous market for the security. Under ASC Topic 820, if no market for the security exists or if we do not have access to the principal market, the security should be valued based on the sale occurring in a hypothetical market. The securities in which we invest are generally only purchased and sold in merger and acquisition transactions, in which case the entire portfolio company is sold to a third-party purchaser. As a result, unless we have the ability to control such a transaction, the assumed principal market for our securities is a hypothetical secondary market. The Level 3 inputs to our valuation process reflect management’s best estimate of the assumptions that would be used by market participants in pricing the investment in a transaction in a hypothetical secondary market.
Enterprise Value Waterfall Approach
In valuing equity securities (including warrants), we estimate fair value using an “Enterprise Value Waterfall” valuation model. We estimate the enterprise value of a portfolio company and then allocate the enterprise value to the portfolio company’s securities in order of their relative liquidation preference. In addition, the model assumes that any outstanding debt or other securities that are senior to our equity securities are required to be repaid at par. Additionally, we estimate the fair value of a limited number of our debt securities using the Enterprise Value Waterfall approach in cases where we do not expect to receive full repayment.
To estimate the enterprise value of the portfolio company, we primarily use a valuation model based on a transaction multiple, which generally is the original transaction multiple, and measures of the portfolio company’s financial performance. In addition, we consider other factors, including but not limited to (i) offers from third-parties to purchase the portfolio company, (ii) the implied value of recent investments in the equity securities of the portfolio company, (iii) publicly available information regarding recent sales of private companies in comparable transactions and (iv) when management believes there are comparable companies that are publicly traded, a review of these publicly traded companies and the market multiple of their equity securities.
The significant Level 3 inputs to the Enterprise Value Waterfall model are (i) an appropriate transaction multiple and (ii) a measure of the portfolio company’s financial performance, which generally is either earnings before interest, taxes, depreciation and amortization, as adjusted, or Adjusted EBITDA, or revenues. Such inputs can be based on historical operating results, projections of future operating results, or a combination thereof. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for certain non-recurring items. In determining the operating results input, we utilize the most recent portfolio company financial statements and forecasts available as of the valuation date. Management also consults with the portfolio company’s senior management to obtain updates on the portfolio company’s performance, including information such as industry trends, new product development, loss of customers and other operational issues. Additionally, we consider some or all of the following factors:

•	financial standing of the issuer of the security;

•	comparison of the business and financial plan of the issuer with actual results;

•	the size of the security held as it relates to the liquidity of the market for such security;

•	pending reorganization activity affecting the issuer, such as merger or debt restructuring;

•	ability of the issuer to obtain needed financing;

•	changes in the economy affecting the issuer;

•	financial statements and reports from portfolio company senior management and ownership;

•	the type of security, the security’s cost at the date of purchase and any contractual restrictions on the disposition of the security;

•	information as to any transactions or offers with respect to the security and/or sales to third parties of similar securities;

•	the issuer’s ability to make payments and the type of collateral;

•	the current and forecasted earnings of the issuer;

•	statistical ratios compared to lending standards and to other similar securities;

•	pending public offering of common stock by the issuer of the security;

•	special reports prepared by analysts; and

•	any other factors we deem pertinent with respect to a particular investment.
Fair value measurements using the Enterprise Value Waterfall model can be sensitive to significant changes in one or more of the inputs. A significant increase in either the transaction multiple, Adjusted EBITDA or revenues for a particular equity security would result in a higher fair value for that security.
Income Approach
In valuing debt securities, we utilize an “Income Approach” model that considers factors including, but not limited to, (i) the stated yield on the debt security, (ii) the portfolio company’s current trailing twelve months, or TTM, Adjusted EBITDA as compared to the portfolio company’s historical or projected Adjusted EBITDA as of the date the investment was made and the portfolio company’s anticipated Adjusted EBITDA for the next twelve months of operations, (iii) the portfolio company’s current Leverage Ratio (defined as the portfolio company’s total indebtedness divided by Adjusted EBITDA) as compared to its Leverage Ratio as of the date the investment was made, (iv) publicly available information regarding current pricing and credit metrics for similar proposed and executed investment transactions of private companies and (v) when management believes a relevant comparison exists, current pricing and credit metrics for similar proposed and executed investment transactions of publicly traded debt. In addition, we use a risk rating system to estimate the probability of default on the debt securities and the probability of loss if there is a default. This risk rating system covers both qualitative and quantitative aspects of the business and the securities held.
We consider the factors above, particularly any significant changes in the portfolio company’s results of operations and leverage, and develop an expectation of the yield that a hypothetical market participant would require when purchasing the debt investment (the “Required Rate of Return”). The Required Rate of Return, along with the Leverage Ratio and Adjusted EBITDA are the significant Level 3 inputs to the Income Approach model. For investments where the Leverage Ratio and Adjusted EBITDA have not fluctuated significantly from the date the investment was made or have not fluctuated significantly from management’s expectations as of the date the investment was made, and where there have been no significant fluctuations in the market pricing for such investments, we may conclude that the Required Rate of Return is equal to the stated rate on the investment and therefore, the debt security is appropriately priced. In instances where we determine that the Required Rate of Return is different from the stated rate on the investment, we discount the contractual cash flows on the debt instrument using the Required Rate of Return in order to estimate the fair value of the debt security.
Fair value measurements using the Income Approach model can be sensitive to significant changes in one or more of the inputs. A significant increase (decrease) in the Required Rate of Return or Leverage Ratio inputs for a particular debt security may result in a lower (higher) fair value for that security. A significant increase (decrease) in the Adjusted EBITDA input for a particular debt security may result in a higher (lower) fair value for that security.
The fair value of our royalty rights are calculated based on specific provisions contained in the pertinent operating or royalty agreements. The determination of the fair value of such royalty rights is not a significant component of our valuation process.
Determination of the fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. In addition, the SBA has established certain valuation guidelines for SBICs to follow when valuing portfolio investments.
Quarterly Net Asset Value Determination
We determine the net asset value per share of our common stock on at least a quarterly basis, and more frequently if we are required to do so pursuant to an equity offering or pursuant to federal laws and regulations. The net asset value per share is equal to the value of our total assets minus total liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.

Managerial Assistance
As a BDC, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance typically involves, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our senior management team provides such services. We believe, based on our management team’s combined experience at investment banks, commercial banks, and operating in executive-level capacities in various operating companies, we offer this assistance effectively. We generally receive fees for these services.
Exit Strategies/Refinancing
While we generally exit most investments through the refinancing or repayment of our debt and redemption of our equity securities, we typically assist our portfolio companies in developing and planning exit opportunities, including any sale or merger of our portfolio companies. We may also assist in the structure, timing, execution and transition of these exit strategies.
Competition
We compete for investments with a number of investment funds (including private equity funds, mezzanine funds and other SBICs) and BDCs, as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we compete with these entities primarily on the basis of our willingness to make smaller investments, the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, our comprehensive suite of customized financing solutions and the investment terms we offer.
We believe that some of our competitors make senior secured loans, junior secured loans and subordinated debt investments with interest rates that are comparable to or lower than the rates we offer. Therefore, we do not seek to compete primarily on the interest rates we offer to potential portfolio companies.
Our competitors also do not always require equity components in their investments. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities”.
Employees
As of December 31, 2013, we employed twenty-five individuals, including investment and portfolio management professionals, operations professionals and administrative staff. We expect to expand our management team and administrative staff in the future in proportion to our growth.
Properties
We do not own any real estate or other physical properties materially important to our operation or any of our subsidiaries. Currently, we lease approximately 14,328 square feet of office space located at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612. We believe that our current facilities are adequate to meet our needs.
Legal Proceedings
Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, neither we nor any of our subsidiaries are currently a party to any pending material legal proceedings.

PORTFOLIO COMPANIES
The following table sets forth certain information as of March 31, 2014 for each portfolio company in which we had a debt or equity investment. Other than these investments, our only relationships with our portfolio companies involve the managerial assistance we may separately provide to our portfolio companies, such services being ancillary to our investments, and the board observer or participation rights we may receive.

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Non–Control / Non–Affiliate Investments:
Agilex Flavors & Fragrances, Inc. (3%)* 140 Centennial Ave. Piscataway, NJ 08854	Custom Fragrance Producers	Subordinated Note (12% Cash, 1.5% PIK, Due 06/19)	$12,745,683	$12,530,110	$12,530,110
		Common Units (1,250 units)		1,250,000	1,565,000
			12,745,683	13,780,110	14,095,110

AGM Automotive, Inc. (3%)* 1708 Northwood Drive Troy, MI 48084	Auto Industry Interior Components Supplier	Subordinated Note (10% Cash, 3% PIK, Due 07/19)	12,060,075	11,828,390	11,828,390
		Class A Units (500 units)		500,000	500,000
			12,060,075	12,328,390	12,328,390

Ambient Air Corporation (0%)* 620 West Baldwin Road Panama City, FL 32405	Specialty Trade Contractors	Subordinated Note (0% Cash, 8% PIK, Due 06/20)	483,500	66,993	142,000
			483,500	66,993	142,000

Applied-Cleveland Holdings, Inc. (5%)* 2753 State Highway 322 Longview, TX 75603	Oil and Gas Pipeline Infrastructure Inspection Services	Subordinated Note (10% Cash, 2% PIK, Due 06/19)	18,000,000	17,712,461	17,712,461
		Class A Preferred Units (2,129,032 units)		2,129,032	2,129,032
			18,000,000	19,841,493	19,841,493

Assurance Operations Corporation (0%)* 9341 Highway 43 Killen, AL 35645	Metal Fabrication	Common Stock (517 shares)		516,867	1,159,000
				516,867	1,159,000

Audio and Video Labs Holdings, Inc. (3%)* 7905 North Route 130 Pennsauken, NJ 08110	Manufacturer and Distributor for Independent Artists and Authors	Subordinated Note (12% Cash, 2% PIK, Due 06/18)	13,335,479	13,120,683	13,120,683
		Common Units (138 units)		1,300,000	1,531,000
			13,335,479	14,420,683	14,651,683

BFN Operations LLC (4%)* 8700 Freeport Pkwy Suite 100 Irving, TX 75063	Wholesale Grower and Distributor of Container Grown Shrubs, Trees and Plants	Subordinated Note (13% Cash, 4% PIK, Due 11/17)	17,725,664	17,392,688	17,392,688
			17,725,664	17,392,688	17,392,688

Botanical Laboratories, Inc. (0%)* 1441 West Smith Road Ferndale, WA 98248	Nutritional Supplement Manufacturing and Distribution	Common Unit Warrants (998,680 units)		237,301	240,000
				237,301	240,000

Cafe Enterprises, Inc. (3%)* 4324 Wade Hampton Blvd., Suite B Taylors, SC 29687	Restaurant	Subordinated Note (12% Cash, 2% PIK, Due 09/19)	12,006,667	11,766,667	11,766,667
		Series C Preferred Stock (10,000 shares)		1,000,000	1,000,000
			12,006,667	12,766,667	12,766,667

Capital Contractors, Inc. (2%)* 88 Duryea Rd. Melville, NY 11747	Janitorial and Facilities Maintenance Services	Subordinated Notes (12% Cash, 2% PIK, Due 12/15)	9,613,505	9,332,086	9,332,086
		Common Stock Warrants (20 shares)		492,000	250,000
			9,613,505	9,824,086	9,582,086

Carepoint Resources, Inc. (5%)* 13700 Oakland Avenue Highland Park, MI 48203	Business Process Outsourcing Provider	Subordinated Note (12% Cash, 2.5% PIK, Due 06/18)	23,661,777	23,302,602	23,302,602
			23,661,777	23,302,602	23,302,602

Carolina Beverage Group, LLC (0%)* 110 Barley Park Lane Mooresville, NC 28115	Beverage Manufacturing and Packaging	Class B Units (11,974 units)		119,735	1,549,000
				119,735	1,549,000

Chromaflo Technologies Parent LP (3%)* 2600 Michigan Ave. Ashtabula, Ohio 44004	Colorant Manufacturer and Distributor	Subordinated Note (8.3% Cash, Due 06/20)	10,000,000	9,951,473	9,951,473
		Class A Units (22,561 units)		—	2,239,000
			10,000,000	9,951,473	12,190,473

Comverge, Inc. (4%)* 5390 Triangle Parkway, Suite 300 Norcross, GA 30092	Provider of Intelligent Energy Management Solutions	Senior Note (12% Cash, Due 05/18)	15,505,583	15,265,377	15,265,377
		Preferred Units (900 units)		900,000	1,001,000
		Common Units (1,000,000 units)		100,000	138,000
			15,505,583	16,265,377	16,404,377

Continental Anesthesia Management, LLC (2%)* 1770 1st St., Suite 703 Highland Park, IL 60035	Physicians Management Services	Subordinated Note (14% Cash, Due 09/14)	9,762,500	9,689,754	9,266,000
		Warrant (263 shares)		276,100	—
			9,762,500	9,965,854	9,266,000

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
CRS Reprocessing, LLC (6%)* 13551 Triton Park Blvd. Louisville, KY 40223	Fluid Reprocessing Services	Subordinated Note (12% Cash, 2% PIK, Due 11/15)	$12,069,344	$11,974,073	$11,974,073
		Subordinated Note (12% Cash, 2% PIK, Due 11/15)	13,310,223	12,539,268	12,539,268
		Series C Preferred Units (30 units)		288,342	446,000
		Common Unit Warrant (664 units)		1,759,556	2,649,000
		Series D Preferred Units (16 units)		107,074	174,000
		Series E Preferred Units (5 units)		31,651	47,000
			25,379,567	26,699,964	27,829,341

Danville Materials, LLC (2%)* 3420 Fostoria Way, Suite A-200 San Ramon, CA 94583	Manufacturer of Dental Products	Senior Note (10% Cash, Due 12/18)	8,000,000	7,846,682	7,846,682
		Common Units (45,492 units)		500,000	500,000
			8,000,000	8,346,682	8,346,682

DataSource Incorporated (1%)* 1400 Universal Ave. Kansas City, Missouri 64120	Print Supply Chain Management Services	Subordinated Note (12% Cash, 2% PIK, Due 01/18)	4,791,459	4,664,116	4,664,116
		Common Units (47 units)		1,000,000	1,037,000
			4,791,459	5,664,116	5,701,116

DCWV Acquisition Corporation (1%)* 751 South 170 East Provo, Utah 84606	Arts & Crafts and Home Decor Products Designer and Supplier	Subordinated Note (12% Cash, 3% PIK, Due 09/17)	6,288,363	6,150,322	3,962,000
			6,288,363	6,150,322	3,962,000

DLR Restaurants, LLC (0%)* 611 Commerce St. Suite 2911 Nashville, TN 37203	Restaurant	Royalty Rights		—	—
				—	—

Dyno Acquiror, Inc. (2%)* 260 Franklin Street, Suite 1860 Boston, MA 02110	Sewing Products and Seasonal Decorative Products Supplier	Subordinated Note (12% Cash, 2% PIK, Due 11/18)	7,128,619	7,003,709	7,003,709
		Preferred series A Units (600,000 units)		600,000	357,000
			7,128,619	7,603,709	7,360,709

Eckler's Holdings, Inc. (2%)* 5200 S. Washington Ave. Titusville, FL 32780	Restoration Parts and Accessories for Classic Cars and Trucks	Subordinated Note (11% Cash, 4% PIK, Due 07/18)	7,156,402	7,024,688	7,024,688
		Common Stock (18,029 shares)		183,562	—
		Preferred Stock A (1,596 shares)		1,596,126	1,569,000
			7,156,402	8,804,376	8,593,688

Electronic Systems Protection, Inc. (0%)* 517 North Industrial Drive Zebulon, NC 27577	Power Protection Systems Manufacturing	Common Stock (570 shares)		285,000	296,000
				285,000	296,000

Flowchem Ltd. (2%)* 43253 Old Houston Highway Waller, TX 77484	Provider of Support Services to Crude Oil Pipeline Operators	Subordinated Note (11% Cash, 2% PIK, Due 06/19)	7,799,315	7,649,536	7,649,536
		Common Units (1,000,000 Units)		1,000,000	1,000,000
			7,799,315	8,649,536	8,649,536

Foodstate, Inc. (1%)* 8 Bowers Rd. Derry, NH 03038	Nutritional Supplement Manufacturing and Distribution	Subordinated Note (12% Cash, 3.8% PIK, Due 10/16)	5,745,066	5,684,976	5,684,976
			5,745,066	5,684,976	5,684,976

FrontStream Payments, Inc. (3%)* 1950 Roland Clarke Place Reston, VA 20191	Payment and Donation Management Product Service Provider	Senior Note (8% Cash, 6% PIK, Due 08/18)	11,201,738	10,999,232	10,999,232
			11,201,738	10,999,232	10,999,232

Frontstreet Facility Solutions, Inc. (2%)* 608-1 Johnson Ave. Bohemia, NY 11716	Retail, Restaurant and Commercial Facilities Maintenance	Subordinated Note (10% Cash, 3% PIK, Due 07/18)	8,398,937	8,287,852	6,955,000
		Convertible Preferred Units (2,500 units)		250,000	—
			8,398,937	8,537,852	6,955,000

Frozen Specialties, Inc. (2%)* 1465 Timberwolf Dr. Holland, OH 43258	Frozen Foods Manufacturer	Subordinated Note (11% Cash, 5% PIK, Due 05/17)	11,059,204	10,912,118	7,427,000
			11,059,204	10,912,118	7,427,000

Garden Fresh Restaurant Hold. LLC (0%)* 15822 Bernardo Center Drive San Diego, CA 92127	Restaurant	Class A Units (5,000 units)		500,000	246,000
				500,000	246,000

Grindmaster-Cecilware Corp. (2%)* 43-05 20th Ave Long Island City, NY 11105	Food Services Equipment Manufacturer	Subordinated Note (12% Cash, 6% PIK, Due 04/16)	7,191,916	7,165,604	7,165,604
			7,191,916	7,165,604	7,165,604

Hatch Chile Co., LLC (2%)* 2003 S. Commercial Dr. Brunswick, GA 31525	Food Products Distributor	Senior Note (19% Cash, Due 11/18)	3,071,250	3,032,725	3,032,725
		Subordinated Note (14% Cash, Due 11/18)	3,363,750	3,116,715	3,116,715
		Unit Purchase Warrant (7,817 units)		295,800	686,000
			6,435,000	6,445,240	6,835,440

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Infrastructure Corporation of America, Inc. (3%)* 5110 Maryland Way, Suite 280 Brentwood, TN 37207	Roadway Maintenance, Repair and Engineering Services	Subordinated Note (12% Cash, 2% PIK, Due 09/18)	$11,248,546	$9,823,600	$9,823,600
		Common Stock Purchase Warrant (487,877 shares)		2,411,000	2,201,000
			11,248,546	12,234,600	12,024,600

Inland Pipe Rehabilitation Holding Company LLC (2%)* 350 N. Old Woodward, Ste. 100 Birmingham, MI 48009	Cleaning and Repair Services	Subordinated Note (13% Cash, 2.5% PIK, Due 12/16)	8,442,465	8,266,345	8,266,345
		Membership Interest Purchase Warrant (3.0%)		853,500	1,127,000
			8,442,465	9,119,845	9,393,345

IOS Acquisitions, Inc. (5%)* 2809 Hwy 89 Youngsville, LA 70592	Provider of Oil Country Tubular Goods Inspections and Repair Services	Subordinated Note (12% Cash, 3.8% PIK, Due 06/18)	19,685,778	19,366,411	19,366,411
		Common Units (7,314 Class A Units)		1,699,847	1,325,000
			19,685,778	21,066,258	20,691,411

Justrite Manufacturing Company, LLC (3%)* 2454 E. Dempster St., Suite 300 Des Plaines, IL 60016	Storage Product Developer and Supplier for Hazardous Materials	Subordinated Note (10% Cash, 2% PIK, Due 07/19)	14,553,972	14,344,008	14,344,008
		Class A Common Units (1,268 Units)		118,110	118,110
		Class A Preferred Units (132 Units)		131,890	131,890
			14,553,972	14,594,008	14,594,008

Library Systems & Services, LLC (0%)* 12850 Middlebrook Road Germantown, MD 20874	Municipal Business Services	Common Stock Warrants (112 shares)		58,995	1,884,000
				58,995	1,884,000

Magpul Industries Corp. (2%)* 400 Young Ct., Unit 1 Erie, CO 80516	Firearm Accessories Manufacturer and Distributor	Preferred Units (1,470 units)		1,470,000	2,074,000
		Common Units (30,000 units)		30,000	7,771,000
				1,500,000	9,845,000

Media Storm, LLC (3%)* 99 Washington St. S. Norwalk, CT 06854	Marketing Services	Subordinated Note (10% Cash, Due 08/19)	11,000,000	10,915,763	10,915,763
		Membership Units (1,216,204 units)		1,176,957	1,688,000
			11,000,000	12,092,720	12,603,763

Micross Solutions LLC (3%)* 7725 N. Orange Blossom Trail Orlando, FL 32810	Provider of Semiconductor Products and Services	Subordinated Note (12% Cash, 2% PIK, Due 06/18)	10,886,830	10,755,474	10,755,474
		Class A-2 Common Units (1,580,559 units)		1,580,599	1,378,000
			10,886,830	12,336,073	12,133,474

Minco Technology Labs, LLC (0%)* 1805 Rutherford Lane Austin, TX 78754	Semiconductor Distribution	Subordinated Note (6.5% Cash, 3.5% PIK, Due 12/16)	5,881,876	5,478,942	1,994,000
		Class A Units (5,000 HoldCo. units)		500,000	—
		Class A Units (3,907 OpCo. units)		3,907	—
			5,881,876	5,982,849	1,994,000

My Alarm Center, LLC (0%)* 1400 North Providence Rd., Suite 3055 Media, PA 19063	Security Company	Preferred Units (2,000,000 units)		2,000,000	2,079,000
				2,000,000	2,079,000

Novolyte Technologies, Inc. (0%)* 111 West Irene Road Zachory, LA 70791	Specialty Manufacturing	Common Units (24,522 units)		43,905	41,000
				43,905	41,000

On Event Services, LLC (2%)* 6550 McDonough Drive Norcross, GA 30093	Equipment Rentals to Conference Venues and Live Events	Subordinated Note (10% Cash, 2% PIK, Due 01/19)	9,796,042	9,608,676	9,608,676
			9,796,042	9,608,676	9,608,676

Performance Health & Wellness Holdings, Inc. (2%)* 1245 Home Avenue Akron, OH 44310	Designer and Manufacturer of Rehabilitation and Wellness Products	Subordinated Note (12% Cash, 1% PIK, Due 04/19)	6,684,660	6,522,378	6,522,378
		Class A Limited Partnership Units (15,000 units)		1,500,000	1,604,000
			6,684,660	8,022,378	8,126,378

PetroLiance, LLC (3%)* 1009 Schieffelin Road Apex, NC 27502	Lubricant, Fuel and Ancillary Products Distributor	Subordinated Note (12% Cash, 1% PIK, Due 08/19)	12,015,004	11,782,863	11,782,863
		Class A Units (1,142,857 Units)		1,200,000	1,200,000
			12,015,004	12,982,863	12,982,863

PowerDirect Marketing, LLC (2%)* 4700 Von Karman Ave., Suite 100 Newport Beach, CA 92660	Marketing Services	Subordinated Note (13% Cash, 2% PIK, Due 12/16)	7,346,980	6,937,261	6,937,261
		Common Unit Purchase Warrants		590,200	644,000
			7,346,980	7,527,461	7,581,261

Sheplers, Inc. (3%)* 2811 Internet Blvd., Suite 400 Frisco, TX 75034	Western Apparel Retailer	Subordinated Note (13.2% Cash, Due 12/16)	8,750,000	8,612,574	8,612,574
		Subordinated Note (10% Cash, 7% PIK, Due 12/17)	4,389,464	4,343,691	4,343,691
			13,139,464	12,956,265	12,956,265

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Snacks Holding Corporation (2%)* 1 Market Plaza, 24th Floor San Francisco, CA 94105	Trail Mixes and Nut Manufacturer and Marketer	Subordinated Note (12% Cash, 1% PIK, Due 05/20)	$5,043,470	$5,008,670	$5,008,670
		Preferred A Units (22,368 units)		1,053,897	2,588,000
		Preferred B Units (10,380 units)		25,337	226,000
		Common Units (190,935 units)		150,000	1,654,000
		Common Stock Warrants (14,558 shares)		14,558	179,000
			5,043,470	6,252,462	9,655,670

SPC Partners V, LP (0%)*(4) 100 Spear Street, Suite 1900 San Francisco, CA 94105	Multi-Sector Holdings	0.7% Limited Partnership Interest		545,801	545,801
				545,801	545,801

Specialized Desanders, Inc. (3%)* (4) #111, 3355 - 114 Ave SE Calgary, Alberta T2Z 0K7	Sand and Particulate Removal Equipment Provider for Oil and Gas Companies	Subordinated Notes (12% Cash, 2% PIK, Due 03/19)	11,750,144	11,533,108	11,129,920
		Common C Shares (2,000,000 shares)		1,937,421	1,832,000
			11,750,144	13,470,529	12,961,920

Stella Environmental Services, LLC (0%)* PO Box 34009 Houston, TX 77234	Waste Transfer Stations	Common Stock Purchase Warrants		20,000	478,000
				20,000	478,000

The Krystal Company (0%)* 1 Union Square Chattanooga, TN 37402	Restaurant	Class A Units of Limited Partnership (2,000 units)		—	2,075,000
				—	2,075,000

Tomich Brothers, LLC (3%)* 2196 Signal Place San Pedro, CA 90731	Squid and Wetfish Processor and Distributor	Subordinated Note (5% Cash, 10% PIK, Due 04/16)	12,699,312	12,535,569	11,065,000
			12,699,312	12,535,569	11,065,000

Top Knobs USA, Inc. (0%)* 7701 Forsyth Blvd., Suite 600 St. Louis, MO 63105	Hardware Designer and Distributor	Common Stock (26,593 shares)		402,828	1,428,828
				402,828	1,428,828

Trinity Consultants Holdings, Inc. (2%)* 12770 Merit Drive, Suite 900 Dallas, TX 75251	Air Quality Consulting Services	Subordinated Note (12% Cash, 2% PIK, Due 04/19)	8,368,775	8,254,742	8,254,742
		Series A Preferred Stock (10,000 units)		785,775	989,000
		Common Stock (50,000 units)		50,000	787,000
			8,368,775	9,090,517	10,030,742

TrustHouse Services Group, Inc. (0%)* 21 Armory Drive Wheeling, WV 26003	Food Management Services	Class A Units (1,557 units)		69,302	195,881
		Class B Units (82 units)		3,647	7,089
		Class E Units (838 units)		101,532	112,555
				174,481	315,525

United Biologics, LLC (3%)* 100 NE Loop 410, Suite 200 San Antonio, TX 78216	Allergy Immunotherapy	Subordinated Note (12% Cash, 2% PIK, Due 03/17)	12,675,846	11,931,277	11,931,277
		Class A Common Stock (177,935 shares)		1,999,989	851,000
		Class A-1 Common Stock (18,818 shares)		137,324	137,000
		Class A-1 Common Kicker Stock (14,114 shares)		—	—
		Class A & Class B Unit Purchase Warrants		838,117	200,000
			12,675,846	14,906,707	13,119,277

United Retirement Plan Consultants, Inc. (3%)* 485 Metro Place South, Suite 275 Dublin, OH 43017	Retirement Plan Administrator	Subordinated Note (12% Cash, 4% PIK, Due 09/16)	12,976,436	12,827,752	12,827,752
		Preferred A Units (90,000 units)		900,000	978,000
		Common Units (10,000 units)		100,000	—
			12,976,436	13,827,752	13,805,752

Water Pik, Inc. (2%)* 1730 East Prospect Rd. Fort Collins, CO 80553	Branded Oral Health and Replacement Shower Head Supplier	Second Lien Term Loan (9.8% Cash, Due 01/21)	10,000,000	9,673,630	9,673,630
			10,000,000	9,673,630	9,673,630

Workforce Software, LLC (5%)* 38705 Seven Mile Road, Suite 300 Livonia, MI 48152	Software Provider	Subordinated Note (11% Cash, 5% PIK, Due 11/16)	8,000,000	7,293,099	8,000,000
		Class B Preferred Units (1,020,000 units)		1,020,000	1,214,000
		Class C Preferred Units (624,253 units)		1,250,000	2,739,000
		Common Unit Purchase Warrants (2,434,749 units)		952,300	10,000,000
			8,000,000	10,515,399	21,953,000

WSO Holdings, LP (5%)* 8016 Highway 90-A Sugar Land, TX 77478	Organic/Fair Trade Sugar, Syrup, Nectar and Honey Producer	Subordinated Note (12% Cash, 2% PIK, Due 10/17)	20,198,264	19,985,624	19,985,624
		Common Points (3,000 points)		3,000,000	2,306,000
			20,198,264	22,985,624	22,291,624

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Xchange Technology Group, LLC (0%)* 9241 Globe Center Dr., Suite 100 Morrisville, NC 27560	Used and Refurbished IT Asset Supplier	Subordinated Note (8% Cash, Due 06/15)	$6,658,231	$5,904,000	$—
		Royalty Rights		—	—
			6,658,231	5,904,000	—

Yellowstone Landscape Group, Inc. (5%)* 220 Elm Street New Canaan, CT 06840	Landscaping Services	Subordinated Note (10% Cash, 2.5% PIK, Due 02/19)	20,000,001	20,020,643	20,020,643
			20,000,001	20,020,643	20,020,643

Subtotal Non–Control / Non–Affiliate Investments			530,528,115	565,681,884	578,923,349

Affiliate Investments:
All Aboard America! Holdings Inc. (2%)* 37180 Louisiana 30 Geismar, LA 70734	Motor Coach Operator	Subordinated Note (12% Cash, 3% PIK, Due (10/17)	8,964,289	8,839,713	8,839,713
		Convertible Preferred Interest in LLC		1,500,000	1,500,000
			8,964,289	10,339,713	10,339,713

American De-Rosa Lamparts, LLC and Hallmark Lighting (2%)* 1945 S. Tubeway Ave. Commerce, CA 90040	Lighting Wholesale and Distribution	Subordinated Note (12% Cash, 6% PIK, Due 06/16)	6,942,541	6,920,471	6,920,471
		Membership Units (8,364 units)		620,653	—
			6,942,541	7,541,124	6,920,471

AP Services, Inc. (0%)* 203 Armstrong Dr. Freeport, PA 16229	Fluid Sealing Supplies and Services	Class A Units (933 units)		156,953	253,004
		Class B Units (496 units)		—	134,381
				156,953	387,385

Asset Point, LLC (2%)* 770 Pelham Road, Suite 200 Greenville, SC 29615	Asset Management Software Provider	Senior Note (12% Cash, 5% PIK, Due 03/14)	6,716,285	6,716,283	6,716,283
		Subordinated Note (12% Cash, 2% PIK, Due 07/15)	646,368	646,368	584,000
		Subordinated Note (7% Cash, Due 03/14)	941,798	941,798	941,798
		Membership Units (1,000,000 units)		8,203	—
		Options to Purchase Membership Units (342,407 units)		500,000	146,000
		Membership Unit Warrants (356,506 units)		—	—
			8,304,451	8,812,652	8,388,081

Captek Softgel International, Inc. (2%)* 16218 Arthur St. Cerritos, CA 90703	Nutraceutical Manufacturer	Subordinated Note (12% Cash, 4% PIK, Due 08/16)	9,066,289	8,980,649	8,980,649
		Class A Units (80,000 units)		800,000	930,000
			9,066,289	9,780,649	9,910,649

CIS Secure Computing Inc. (2%)* 43671 Trade Center Place, Suite 148 Dulles, VA 20166	Secure Communications and Computing Solutions Provider	Subordinated Note (12% Cash, 4% PIK, Due 06/17)	10,562,599	10,444,995	10,444,995
		Common Stock (84 shares)		502,320	168,000
			10,562,599	10,947,315	10,612,995

Dyson Corporation (0%)* 53 Freedom Road Painsville, OH 44077	Custom Forging and Fastener Supplies	Class A Units (1,000,000 units)		1,000,000	1,001,000
				1,000,000	1,001,000

Main Street Gourmet, LLC (0%)* 170 Muffin Lane, Cuyahoga Falls, OH 44223	Baked Goods Provider	Jr. Subordinated Notes (8% Cash, 2% PIK, Due 04/17)	751,293	740,110	740,110
		Preferred Units (233 units)		211,867	310,000
		Common B Units (3,000 units)		23,140	470,000
		Common A Units (1,652 units)		14,993	259,000
			751,293	990,110	1,779,110

PartsNow!, LLC (3%)* 3150 Pleasant View Road Middleton, WI 53562	Printer Parts Distributor	Subordinated Note (12% Cash, 3% PIK, Due 08/17)	11,542,096	11,380,882	11,380,882
		Member Units (1,000,000 units)		1,000,000	852,000
		Royalty Rights		—	—
			11,542,096	12,380,882	12,232,882

Pine Street Holdings, LLC (0%)* 808 N. Ruth Street Monahans, TX 79756	Oil and Gas Services	Preferred Units (200 units)		200,000	—
		Common Unit Warrants (2,220 units)		—	—
				200,000	—

Plantation Products, LLC (4%)* 202 S. Washington St. Norton, MA 02766	Seed Manufacturing	Subordinated Notes (12% Cash, 2% PIK, Due 10/17)	6,084,629	5,925,499	5,925,499
		Preferred Units (4,312 units)		4,312,000	5,129,000
		Common Units (352,000 units)		88,000	5,639,000
			6,084,629	10,325,499	16,693,499

QC Holdings, Inc. (0%)* 1205 Industrial Blvd. Southampton, PA 18966	Lab Testing Services	Common Stock (5,594 shares)		563,602	545,000
				563,602	545,000

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Technology Crops International (2%)* 7996 North Point Blvd. Winston-Salem, NC 27106	Supply Chain Management Services	Subordinated Note (12% Cash, 5% PIK, Due 03/15)	$10,297,031	$10,193,706	$10,193,706
		Common Units (50 units)		500,000	105,000
			10,297,031	10,693,706	10,298,706

Venture Technology Groups, Inc. (0%)* 23800 Industrial Park Drive Farmington Hills, MI 48335	Fluid and Gas Handling Products Distributor	Subordinated Note (12.5% Cash, 4% PIK, Due 09/16)	7,332,463	5,703,715	317,000
		Class A Units (1,000,000 units)		1,000,000	—
			7,332,463	6,703,715	317,000

Waste Recyclers Holdings, LLC (0%)* 261 Highway 20 East, Suites A, B & D Freeport, FL 32439	Environmental and Facilities Services	Class A Preferred Units (280 units)		2,251,100	—
		Class B Preferred Units (11,484,867 units)		3,304,218	1,355,000
		Common Unit Purchase Warrant (1,170,083 units)		748,900	—
		Common Units (153,219 units)		180,783	—
				6,485,001	1,355,000

Wythe Will Tzetzo, LLC (2%)* 3612 LaGrange Parkway Toano, VA 23168	Confectionery Goods Distributor	Series A Preferred Units (74,764 units)		—	5,329,000
		Common Unit Purchase Warrants (25,065 units)		—	1,787,000
				—	7,116,000

Subtotal Affiliate Investments			79,847,681	96,920,921	97,897,491

Control Investments:
Buckingham SRC, Inc. (0%)* 950 3rd Ave., 19th Floor New York, NY 10022	Specialty Chemical Manufacturer	Subordinated Note (10.8% Cash, 0.3% PIK, Due 12/14)	2,160,348	250,000	—
		Common Stock Purchase Warrants		123,800	—
			2,160,348	373,800	—

FCL Graphics, Inc. (“FCL”) and FCL Holding SPV, LLC (“SPV”) (1%)* 4600 North Olcott Avenue Harwood Heights, IL 60706	Commercial Printing Services	Senior Note-FCL (4.8% Cash, Due 09/16)	1,252,579	1,252,579	1,252,579
		Senior Note-FCL (7.8% Cash, 2% PIK, Due 09/16)	1,201,357	1,201,355	1,078,000
		Senior Note-SPV (2.0% Cash, 5.3% PIK, Due 09/16)	1,078,064	1,007,272	115,000
		Members Interests-SPV (299,875 units)		—	—
			3,532,000	3,461,206	2,445,579

Gerli & Company (0%)* 75 Stark Street Plains, PA 18705	Specialty Woven Fabrics Manufacturer	Subordinated Note (13% Cash, Due 07/15)	453,637	375,000	375,000
		Subordinated Note (8.5% Cash, Due 07/15)	3,874,465	3,000,000	441,000
		Class A Preferred Shares (1,211 shares)		855,000	—
		Class C Preferred Shares (744 shares)		—	—
		Class E Preferred Shares (400 shares)		161,440	—
		Common Stock (300 shares)		100,000	—
			4,328,102	4,491,440	816,000

SRC, Inc. (2%)* 3425 Service Road Cleveland, OH 44111	Specialty Chemical Manufacturer	Common Stock (5,000 shares)		9,928,000	9,928,000
				9,928,000	9,928,000

Subtotal Control Investments			10,020,450	18,254,446	13,189,579

Total Investments, March 31, 2014 (157%)*			$620,396,246	$680,857,251	$690,010,419
*    Fair value as a percent of net assets

(1)	All debt investments are income producing. Equity and equity-linked investments are non-income producing.

(2)	Disclosures of interest rates on notes include cash interest rates and payment-in-kind (“PIK”) interest rates.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)
Investment is not a qualifying investment as defined under Section 55(a) of the Investment Company Act of 1940. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

Description of our Portfolio Companies
Set forth below is a brief description of each of our portfolio companies as of March 31, 2014.
Agilex Flavors and Fragrances, Inc.
Agilex Flavors and Fragrances, Inc. is a provider of fragrance products and related technical services. The company’s formulations are used in candle and air scents, personal care, household and industrial products.
AGM Automotive, Inc.
AGM Automotive, Inc. is a global supplier of automotive interior trim, lighting and electrical components.
Ambient Air Corporation
Ambient Air Corporation is a leading design/build contractor for HVAC systems in the multi-family housing industry with an emphasis on the Southeast.
Applied-Cleveland Holdings, Inc.
Applied-Cleveland Holdings, Inc. provides pipeline inspection services to the oil and gas industry. Applied primarily services intrastate gathering systems, which transport oil and gas from wells to a storage facility, processing plant, or shipping point.
All Aboard America! Holdings, Inc.
All Aboard America! Holdings, Inc. is a large regional motor coach operator that provides commuter, charter, sightseeing and scheduled route services in both the Southwestern and Southern United States.
American De-Rosa Lamparts and Hallmark Lighting
American De-Rosa Lamparts and Hallmark Lighting, headquartered in Commerce, California, markets a wide variety of lighting products, including fixtures, bulbs, electrical components, glass, and hardware to maintenance and repair organizations, lighting wholesalers, retailers and original equipment manufacturers.
AP Services, Inc.
AP Services, Inc. is a supplier of gaskets, packing, and other fluid sealing technologies and services to power plants and original equipment manufacturers.
AssetPoint, LLC
AssetPoint, LLC is a supplier of integrated enterprise asset management and computerized maintenance management software and services that improve profitability and productivity for the process and manufacturing industries.
Assurance Operations Corporation
Assurance Operations Corp. designs and fabricates custom racking products for the automotive industry and provides light to medium duty stamping for a variety of industries.
Audio and Video Labs Holdings, Inc.
Audio and Video Labs Holdings, Inc. provides manufacturing, distribution, website hosting, digital aggregation and revenue management services to independent artists in the music industry and increasingly to independent authors in the self-publishing industry.
BFN Operations LLC
BFN Operations LLC is the largest wholesale grower and distributor of container grown shrubs, trees, perennials, roses, and groundcovers in the United States.

Botanical Laboratories, Inc.
Botanical Laboratories, Inc. develops, manufactures, markets and distributes branded and private label vitamins, minerals and nutritional supplements through 40,000 retail locations within the U.S. and six international countries.
Cafe Enterprises, Inc.
Cafe Enterprises, Inc. owns and operates Fatz Cafe restaurants throughout the southeastern U.S., as well as Tablefields in Greenville, SC, and Tavern 24 in Gastonia, NC.
Capital Contractors, Inc.
Capital Contractors, Inc. is a provider of outsourced janitorial, repair and facilities maintenance services in the U.S. and Canada.
Captek Softgel International, Inc.
Captek Softgel International, Inc. is a contract manufacturer of softgel capsules, including dietary supplements and vitamins.
Carepoint Resources, Inc.
Carepoint Resources, Inc. is a business process outsourcing provider that specializes in printing, fulfillment and call center services.
Carolina Beverage Group, LLC
Carolina Beverage Group, LLC performs beverage manufacturing and co-packaging, as well as fee-based warehousing, logistics and distribution services.
Chromaflo Technologies Parent LP
Chromaflo Technologies Parent LP is the largest independent global pigment dispersion provider to the architectural and industrial coatings and thermoset composites industries.
CIS Secure Computing, Inc.
CIS Secure Computing, Inc. designs and modifies commercial off-the-shelf information technology equipment to meet military and intelligence community requirements. CIS’s products consist of secure communications, computing, and network hardware.
Comverge, Inc.
Comverge, Inc. delivers a comprehensive suite of intelligent energy management solutions that enable utilities, grid operators and commercial and industrial organizations to optimize their energy usage in order to reduce costs, meet regulatory requirements, and support sustainability initiatives.
Continental Anesthesia Management, LLC
Continental Anesthesia Management, LLC is a leading physician management company that provides contracted outsourced anesthesiology services to hospitals and medical centers in the Midwest.
CRS Reprocessing, LLC
CRS Reprocessing, LLC is a global provider of on-site fluid reprocessing services for the solar power and semiconductor industries as well as aluminum cold rolling operations.
Danville Materials, LLC
Danville Materials, LLC designs, manufactures and sells dental equipment and materials.

DataSource Incorporated
DataSource Incorporated is a provider of outsourced supply chain management services for printed marketing materials for over 1,650 customers in three general segments: Commercial, Restaurant & Hospitality and Automotive.
DCWV Acquisition Corporation
DCWV Acquisition Corporation is a branded designer, marketer and supplier of arts and crafts, do-it-yourself jewelry and home decor products.
DLR Restaurants, LLC
DLR Restaurants, LLC is a restaurant group that operates multiple restaurant locations throughout the United States.
Dyno Acquiror, Inc.
Dyno Acquiror, Inc. is the exclusive licensee of the Singer brand for sewing accessories and one of the largest producers and marketer of holiday decorative home products in North America.
Dyson Corporation
Dyson Corporation is a supplier of custom fasteners and forgings to industrial markets, including the high-growth wind energy industry.
Eckler’s Holdings, Inc.
Eckler’s Holdings, Inc. is a large multi-channel marketer of restoration parts and accessories for classic and enthusiast cars and trucks. Eckler’s products are primarily marketed to consumer enthusiasts and small business classic car restorers.
Electronic Systems Protection, Inc.
Electronic Systems Protection, Inc. is a leading manufacturer of power protection technology for the office technology industry.
FCL Graphics, Inc.
FCL Graphics, Inc. is a leading commercial printer which produces such items as direct mailings, brochures, annual reports, posters, catalogs, sell sheets, newspaper inserts and labels.
Flowchem Ltd.
Flowchem Ltd. provides drag reducing additives and support services to crude oil pipeline operators.
Foodstate, Inc.
Foodstate, Inc. manufactures, markets and distributes whole food nutritional supplements utilizing raw food ingredients.
FrontStream Payments, Inc.
FrontStream Payments, Inc. is a multi-national provider of integrated back-end merchant solutions and front-end payment and donation management products including turnkey solutions that enable clients to increase revenues through point-of-service, mobile, in-person and web acceptance of ACH eChecks and credit/debit cards.
Frontstreet Facilities Solutions, Inc.
Frontstreet Facilities Solutions, Inc. is a retail, restaurant and commercial facilities maintenance and management company offering single-source facilities solutions across the continental United States, Hawaii, Alaska, Puerto Rico, Canada and the Virgin Islands.

Frozen Specialties, Inc.
Frozen Specialties, Inc. is a leading manufacturer of private label frozen pizzas and pizza bites, sold primarily through the retail grocery channel.
Garden Fresh Restaurant Corp.
Garden Fresh Restaurant Corp. is a casual dining restaurant chain focused on serving fresh, wholesome meals in an upscale, self-service format. The company operates approximately 100 restaurants in 15 states under the Sweet Tomatoes and Souplantation brand names.
Gerli & Company
Gerli & Company markets high-end decorative fabrics to a diverse customer base focusing on interior design. The company has dobby and jacquard manufacturing in Plains, Pennsylvania and sources fabrics worldwide. It is best known for its color direction and design aesthetic in the broad range of fabric types offered.
Grindmaster-Cecilware Corp.
Grindmaster-Cecilware Corp. is a leading designer, manufacturer and distributor of a broad line of beverage dispensing, cooking, and other equipment for the convenience store and commercial foodservice market.
Hatch Chile Co., LLC
Hatch Chile Co., LLC is a food products company that distributes branded, green chile based cooking sauces and related canned chile and tomato products for retail customers, primarily in the Southwestern U.S.
Infrastructure Corporation of America, Inc.
Infrastructure Corporation of America, Inc. maintains public transportation infrastructure, including roadways, bridges, toll ways, rest areas and welcome centers.
Inland Pipe Rehabilitation Holding Company, LLC
Inland Pipe Rehabilitation Holding Company, LLC provides maintenance, inspection and repair for piping, sewers, drains and storm lines by utilizing several of the industry’s leading technologies including pipe bursting, cured-in-place-pipe and spiral-wound piping.
IOS Acquisitions, Inc.
IOS Acquisitions, Inc. provides inspection, threading, storage, repair and related services for oil country tubular goods, drill tools and other equipment used in oil and gas drilling, hydraulic fracturing and production.
Justrite Manufacturing Company, LLC
Justrite Manufacturing Company, LLC designs, develops, and supplies storage, handling, and security products for hazardous materials, as well as environmental protection and spill containment devices.
Library Systems & Services, LLC
Library Systems & Services, LLC is a provider of outsourced library management services in the U.S., with customers including federal libraries such as the Library of Congress and the Smithsonian.
Magpul Industries Corp.
Magpul Industries Corp. designs, assembles and markets aftermarket components and accessories including trigger guards, grips, stocks and magazine enhancements for various firearms.
Main Street Gourmet, LLC
Main Street Gourmet, LLC is a provider of bakery items primarily for retail and foodservice companies.

Media Storm, LLC
Media Storm, LLC plans and executes advertising purchases on behalf of television networks.
Micross Solutions LLC
Micross Solutions LLC provides die processing, packaging and related value-added services for high reliability semiconductors.
Minco Technology Labs, LLC
Minco Technology Labs, LLC is a processor, packager and distributor of semi-conductors for use in military, space, industrial and other high temperature, harsh environments.
My Alarm Center, LLC
My Alarm Center, LLC, d/b/a Alarm Capital Alliance, a nationwide security company, provides resources to independent alarm companies, as well as advanced security services and home automation to households and businesses.
Novolyte Technologies, Inc.
Novolyte Technologies, Inc. is a manufacturer of electrolytes and materials used for lithium batteries, ultracapacitors and other energy storage devices, solvents used in a variety of industrial processes and products, electronic materials, polymer ingredients and pharmaceutical and agricultural chemicals.
On Event Services, LLC
On Event Services, LLC is a national provider of live event productions and on-site audiovisual services, with offices in ten cities across the United States.
PartsNow!, LLC
PartsNow!, LLC distributes original equipment manufacturer and aftermarket printer parts to service companies that repair printers and office equipment.
Performance Health & Wellness Holdings, Inc.
Performance Health & Wellness Holdings, Inc. is a designer, manufacturer and marketer of branded rehabilitation and wellness products. The company markets its products under the well-known Biofreeze, Thera-Band, Perform and Hygenic brand names.
PetroLiance, LLC
PetroLiance, LLC is a leading value-added, specialty distributor of industrial, commercial and passenger vehicle lubricants, fuel and ancillary products and services.
Pine Street Holdings, LLC
Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC, an oil services company based in Monahans, Texas, which provides oil and gas rig and associated heavy equipment intrastate hauling services primarily to drilling companies operating in Texas and New Mexico, as well as oil and gas producing regions in the Mid Continent. Pine Street Holdings, LLC’s sole business purpose is its ownership of Brantley Transportation, LLC.
Plantation Products, LLC
Plantation Products, LLC is a provider of packaged vegetable, wildflower and lawn seeds and seed starting products.
PowerDirect Marketing, LLC
PowerDirect Marketing, LLC is a leader in integrated front door marketing services and also designs and manages cost-effective energy efficiency programs across the U.S.

QC Holdings, Inc.
QC Holdings, Inc. provides lab testing services for the environmental engineering, food and pharmaceutical industries. Services include groundwater monitoring, stream surveys, soil testing, swimming pool testing and dairy product testing.
Sheplers, Inc.
Sheplers, Inc. is a retailer of western style footwear, apparel and accessories.
Snacks Holding Corporation
Snacks Holding Corporation is a manufacturer and marketer of trail mixes and dried fruits in North America.
SPC Partners V, LP
SPC Partners V, LP is a private equity fund that focuses on investing in manufacturers and marketers of consumer products.
Specialized Desanders, Inc.
Specialized Desanders, Inc. provides oil and gas companies with patented equipment that removes sand and other particulates from the production stream of wells to prevent costly and dangerous leaks and blowouts.
SRC, Inc. (formerly Buckingham SRC, Inc.)
SRC, Inc. is a specialty chemical company that is the sole North American producer of low-moisture anhydrous magnesium chloride and fused magnesium flux and is also a provider of blended magnesium flux and magnesium chloride solution.
Stella Environmental Services, LLC
Stella Environmental Services, LLC is the leading operator of waste transfer stations and disposal logistics in the Houston area for municipal solid waste.
Technology Crops International
Technology Crops International works with customers to develop and maintain supply chains for high value, plant derived, oils and oil seeds used as manufacturing ingredients in the food, chemical, cosmetics and pharmaceutical industries.
The Krystal Company
The Krystal Company is a quick serve restaurant with company-owned units and franchises throughout the country and is widely recognized for its well-known KRYSTAL Burgers.
Tomich Brothers, LLC
Tomich Brothers, LLC is a processor and world-wide distributor of seafood indigenous to the waters of California.
Top Knobs USA, Inc.
Top Knobs USA, Inc. is a manufacturer of decorative hardware for the professional market, and offers a line of premium quality cabinet, drawer, and bath knobs, pulls and other hardware.
Trinity Consultants Holdings, Inc.
Trinity Consultants Holdings, Inc. is an environmental consulting company that specializes in industrial air quality issues and offers consulting, software, and training in air quality, including dispersion modeling, permitting, and compliance assessments.

TrustHouse Services Group, Inc.
TrustHouse Services Group, Inc. provides outsourced food management services to educational institutions, healthcare facilities and businesses primarily in the Northeast, Mid-Atlantic and Midwestern regions of the United States.
United Biologics, LLC
United Biologics, LLC tests for and treats allergies using immunotherapy.
United Retirement Plan Consultants, Inc.
United Retirement Plan Consultants, Inc. is a provider of third-party retirement plan administration services.
Venture Technology Groups, Inc.
Venture Technology Groups, Inc. is a distributor of valves, actuators, regulators, and other flow control devices for use in a variety of industries.
Waste Recyclers Holdings, LLC
Waste Recyclers Holdings, LLC is one of the largest independent providers of waste management services in the Florida and Alabama/Mississippi Gulf Coast region.
Water Pik, Inc.
Water Pik, Inc. is a leading innovator, marketer and supplier of branded oral health and replacement showerhead products.
Workforce Software, LLC
Workforce Software, LLC provides enterprise clients with software solutions to manage employee time and labor schedules, control and manage employee absences, create employee schedules and track employee compliance.
WSO Holdings, LP
WSO Holdings, LP is a supplier of organic and natural sweeteners to retail, food service and industrial food manufacturers in the U.S. and Canada.
Wythe Will Tzetzo, LLC
Wythe Will Tzetzo, LLC is a leader in the packaging and distribution of confectionery products and specialty foods.
Xchange Technology Group, LLC
Xchange Technology Group, LLC provides information technology, life cycle management, and short-term technology rental solutions to commercial, educational and wholesale clients across North America, Europe and Asia.
Yellowstone Landscape Group, Inc.
Yellowstone Landscape Group, Inc., headquartered in Dallas, Texas, is a full-service lawn care provider focused primarily on the commercial market with services including lawn and landscape maintenance, construction/installation, irrigation, turf management and tree care throughout Texas and the Southeast.

MANAGEMENT
Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. Day-to-day management of our portfolio is the responsibility of our investment committee. As a result, our investment committee must approve the acquisition and disposition of all of our investments.
Board of Directors and Executive Officers
Our Board of Directors consists of nine members, five of whom are classified under applicable NYSE listing standards as “independent” directors. Pursuant to our charter, each member of our Board of Directors serves a one year term, with each current director serving until the 2015 Annual Meeting of Stockholders and until his respective successor is duly qualified and elected. Our charter gives the Board of Directors the exclusive power to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.
Directors
Information regarding our Board of Directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Triangle Capital Corporation as defined in Section 2(a)(19) of the 1940 Act. Certain of our directors who are also officers of the Company may serve as directors of, or on the boards of managers of, certain of our portfolio companies. In addition, the Board of Directors of Triangle SBIC is composed of all of the Company’s directors. The business address of each director listed below is 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612. For information regarding our directors’ compensation, see “Director Compensation” below, and for information regarding our directors’ ownership interest in our Company’s stock, see “Control Persons and Principal Stockholders” below.
Independent Directors

Name	Age	Director Since	Expiration of Current Term
W. McComb Dunwoody	69	January 2007	2015 Annual Meeting
Mark M. Gambill	63	August 2009	2015 Annual Meeting
Benjamin S. Goldstein	58	January 2007	2015 Annual Meeting
Simon B. Rich, Jr.	69	January 2007	2015 Annual Meeting
Sherwood H. Smith, Jr.	79	January 2007	2015 Annual Meeting
Interested Directors

Name	Age	Director Since	Expiration of Current Term
Garland S. Tucker, III	66	October 2006	2015 Annual Meeting
E. Ashton Poole	47	July 2013	2015 Annual Meeting
Brent P.W. Burgess	47	October 2006	2015 Annual Meeting
Steven C. Lilly	44	October 2006	2015 Annual Meeting

Executive Officers
The following persons serve as our executive officers in the following capacities:

Name	Age	Position(s) Held with the Company	Executive Officer Since
Garland S. Tucker, III	66	Chairman of the Board and Chief Executive Officer	2006
E. Ashton Poole	47	President and Chief Operating Officer	2013
Brent P.W. Burgess	47	Director and Chief Investment Officer	2006
Steven C. Lilly	44	Director, Chief Financial Officer, Secretary, and Chief Compliance Officer (since 2007)	2006
In addition to the positions described above, each of our executive officers is a member of our investment committee. The address for each executive officer is c/o Triangle Capital Corporation, 3700 Glenwood Avenue, Suite 530, Raleigh, North

Carolina 27612. For information regarding our executive officers’ compensation, see “Executive Compensation” below, and for information regarding our executive officers’ ownership interest in our Company’s stock, see “Control Persons and Principal Stockholders” below.
Biographical Information
Independent Directors
W. McComb Dunwoody. Since 2007, Mr. Dunwoody has served on our Board of Directors and is a member of our Compensation Committee. He is the founder of The Inverness Group Incorporated and since 1976 he has been a Managing Member of Inverness Management LLC, a private equity investment firm that specializes in management buyout transactions. Inverness is not a parent, subsidiary or other affiliate of Triangle. Prior to Inverness, Mr. Dunwoody began the Corporate Finance Department of First City National Bank of Houston as a Senior Vice President. From 1968 to 1975, he worked in New York as an investment banker with The First Boston Corporation and Donaldson, Lufkin & Jenrette. Mr. Dunwoody currently serves on various corporate boards of directors and was formerly the Chairman of the Executive Committee of the Board of Directors of National-Oilwell, Inc. Mr. Dunwoody’s community involvement includes serving as Chairman of Project GRAD USA and Imagine College, education programs serving over 100,000 at risk K-12 students. He received an undergraduate degree in Business Administration from the University of Texas Honors Program. Currently, Mr. Dunwoody does not serve on the board of directors of any other public company.
Mr. Dunwoody was selected to serve as a director on our Board due to his extensive experience and leadership in public and private companies. Mr. Dunwoody’s broad experience enhances his participation on the Board and oversight of our compensation objectives.
Mark M. Gambill. On August 5, 2009, Mark M. Gambill was elected by our Board of Directors to fill a vacant seat created in August 2008. In addition, he has been appointed as a member of our Nominating and Corporate Governance Committee. Mr. Gambill is a co-founder and since 2002 has served as Chairman of Cary Street Partners, a Richmond, Virginia based advisory and wealth management firm. From 1972 to 1999, Mr. Gambill was employed by Wheat First Butcher Singer (“Wheat”). He served as head of Wheat’s capital markets group in the late 1980s, where he was responsible for investment banking, public finance, taxable fixed income, municipal sales and trading, equity sales, trading and research. He became President of Wheat in 1996. Wheat merged with First Union Corporation in January 1998. Subsequent to Wheat’s merger with First Union, Mr. Gambill served as President of Wheat First Union. He later was named Head of Equity Capital Markets of Wheat First Union. He currently serves on the Board of Directors of Speedway Motorsports, Inc. (NYSE: TRK) where he is Chairman of its Audit Committee and a member of its Compensation Committee. Mr. Gambill is also a director of NewMarket Corporation (NYSE: NEU) and serves on both its Audit Committee and its Corporate Governance Committee. Each of these entities is not an affiliate of Triangle. Mr. Gambill graduated summa cum laude from Hampden-Sydney College.
Mr. Gambill was selected to serve as a director on our Board due to his involvement in the capital markets for over thirty-five years, supervising various areas including financing and research. Mr. Gambill’s experience serving as an advisor to internal operations and proper capitalization and structure in a variety of settings brings crucial skills and contributions to the Board.
Benjamin S. Goldstein. Mr. Goldstein has served on our Board of Directors since 2007 and is a member of our Compensation Committee and chairs our Audit Committee. From 1997 to 2010, Mr. Goldstein was the President and co-founder of The Advisory Group, LLC, a real estate advisory, development and investment firm based in Raleigh, North Carolina. Since 2010, he has served as Chief Operating Officer for CAPTRUST Financial Advisors, a financial and fiduciary advisory firm based in Raleigh, North Carolina. Neither The Advisory Group, LLC, nor CAPTRUST Financial Advisors is a parent, subsidiary or other affiliate of Triangle. Prior to co-founding The Advisory Group, Mr. Goldstein was President and Partner of Roanoke Properties, the developer of a residential resort real estate community on the Outer Banks of North Carolina. He spent three years in the securities business, serving as the Chief Financial Officer of Carolina Securities Corporation for one year, and later named to head the Carolina Securities Division of Thomson McKinnon Corporation, which had acquired Carolina Securities. He began his career at KPMG, where he worked with audit and consulting clients with an emphasis on the real estate industry. Mr. Goldstein is also active in his community, as he currently serves on the leadership council of the Wake Education Partnership, based in Raleigh, North Carolina, as well as on the Board of Directors of the YMCA of the Triangle. A native of North Carolina, Mr. Goldstein is a CPA and graduated from University of North Carolina at Chapel Hill with a degree in business. Currently, Mr. Goldstein does not serve on the board of directors of any other public company.
Mr. Goldstein was selected to serve as a director on our Board due to his extensive audit and consulting-related experience with private and public companies. Mr. Goldstein’s experience and background in public accounting of over twenty-

five years and work with various financial and accounting matters enhances his ability to provide effective leadership as chairman of our audit committee and to provide effective oversight of compensation decisions in his capacity as member of our compensation committee.
Simon B. Rich, Jr. Mr. Rich has served on our Board of Directors since 2007 and is a member of our Audit Committee and our Nominating and Corporate Governance Committee. Prior to his retirement in 2001, Mr. Rich held positions as President of Louis Dreyfus Holding Co. and Chairman of Louis Dreyfus Natural Gas, and as CEO of Louis Dreyfus Natural Gas, two affiliated Delaware and Oklahoma companies, respectively, neither of which was a parent, subsidiary or other affiliate of Triangle. As CEO, Mr. Rich’s companies’ combined operations included oil refinery processing, petroleum product storage and distribution, natural gas production and distribution and the merchandising and distribution of electricity in North America and Europe, as well as the merchandising and processing of agricultural products in North America, South America and Europe. During Mr. Rich’s tenure, his companies successfully partnered with Electricite de France, creating EDF Trading, a company that currently dispatches France’s electric generation system. From 2005 to 2006, Mr. Rich also served as a director and member of the Audit Committee of Fisher Scientific. His work experience, which spans more than thirty years, includes all aspects of the energy and agriculture industries. His expertise involves private equity investments with an emphasis on sustainability in energy and agriculture. Mr. Rich is also the former Chairman of the Board of Visitors of The Nicholas School of the Environment and Earth Sciences at Duke University, where he is now Emeritus and an adjunct instructor. Mr. Rich holds an undergraduate degree in Economics from Duke University. Currently, Mr. Rich does not serve on the board of directors of any other public company.
Mr. Rich was selected to serve as a director on our Board due to his prior public company experience, as well as his successful leadership of a variety of entities. Mr. Rich’s leadership and experience provide valuable contributions to the oversight of our company’s governance guidelines and financial records.
Sherwood H. Smith, Jr. Mr. Smith has served on our Board of Directors since 2007 and is a member of our Audit Committee, Nominating and Corporate Governance Committee and our Compensation Committee. He currently serves as a director and member of the Audit Committee of Franklin Street Partners, a privately held investment management firm in Chapel Hill, North Carolina. Until 2000 he served as a director of Carolina Power & Light Company (now a subsidiary of Duke Energy Corporation), a company for which he also served as Chairman, President and Chief Executive Officer, until his retirement in 1996. In addition, Mr. Smith has served as a director of Wachovia Corporation (now Wells Fargo and Company), Nortel Networks, Springs Industries, and Northwestern Mutual Life Insurance Company (Trustee). Other than his current position as director, Mr. Smith has never been employed by a parent, subsidiary or other affiliate of Triangle. He has been a member of the Business Roundtable and The Business Council and has served as Chairman of the North Carolina Citizens for Business and Industry and the Triangle Universities Center for Advanced Studies, Inc. Mr. Smith has both undergraduate and law degrees from the University of North Carolina at Chapel Hill. Currently, Mr. Smith does not serve on the board of directors of any other public company.
Mr. Smith was selected to serve as a director on our Board due to his extensive experience as an officer and director of various public companies and his extensive business knowledge. Mr. Smith’s public company experience and knowledge are important in providing effective oversight in light of our operational and organizational structure.
Interested Directors
Garland S. Tucker, III. Mr. Tucker has served as Chairman of our Board of Directors and Chief Executive Officer since 2006 and is a member of our investment committee. Mr. Tucker was a co-founder of Triangle Capital Partners, LLC, the former external manager of Triangle Mezzanine Fund prior to our initial public offering. Prior to co-founding Triangle Capital Partners, LLC in 2000, Mr. Tucker and an outside investor group operated and then sold First Travelcorp, a corporate travel services company that he and the investors founded in 1991. For the two years preceding the founding of First Travelcorp, Mr. Tucker served as Group Vice President, Chemical Bank, New York, with responsibility for southeastern corporate finance. Prior to Chemical Bank, Mr. Tucker spent a decade with Carolina Securities Corporation, serving as President and Chief Executive Officer until 1988. During his tenure, Carolina Securities Corporation was a member of the NYSE, and Mr. Tucker served a term as President of the Mid-Atlantic Securities Industry Association. Mr. Tucker entered the securities business in 1975 with Investment Corporation of Virginia. He is a graduate of Washington & Lee University and Harvard Business School. Currently, Mr. Tucker does not serve on the board of directors of any other public company.
Mr. Tucker was selected to serve as a director on our Board due to his prior service to the Company as its Chairman, President and Chief Executive Officer and his over forty years of experience in the financial and investment industries. Mr. Tucker’s intimate knowledge of the Company and his familiarity with the financial and investment industries are critical to the oversight of our strategic goals and the evaluation of our operational performance.

E. Ashton Poole. Mr. Poole has served as President and Chief Operating Officer since July 2013 and is a member of our investment committee. Prior to joining Triangle, he was a Managing Director in the investment banking division of Morgan Stanley, where he specialized, at various times, in each of the Power & Utility and Diversified Industrial Groups. Prior to Morgan Stanley, Mr. Poole was a strategy consultant with Gemini Consulting, where he provided advisory services to companies on strategic and financing matters. Mr. Poole is a graduate of the University of North Carolina at Chapel Hill and the Kellogg School of Management at Northwestern University. Currently, Mr. Poole does not serve on the board of directors of any other public company.
Mr. Poole was selected to serve as a director on our Board due to his extensive experience in the capital markets, corporate strategy, investment banking and consulting. Mr. Poole's strong leadership skills are critical to the oversight of our operations and evaluation of our performance.
Brent P.W. Burgess. Mr. Burgess has served as our Chief Investment Officer and member of our Board of Directors since 2006 and is a member of our investment committee. Mr. Burgess joined Triangle Capital Partners, LLC in 2002, and was a co-founder of Triangle Mezzanine Fund. Prior to joining Triangle, he was Vice President at Oberlin Capital, an SBIC mezzanine fund. He began his private equity career in 1996 with Cherokee International Management, a Raleigh based private equity firm, where he worked as an analyst and associate. He previously served on the Board of Governors of the National Association of SBICs and is a past president of the Southern Regional Association of SBICs. He is a graduate of the University of Regina and Regent College, Vancouver. Currently, Mr. Burgess does not serve on the board of directors of any other public company.
Mr. Burgess was selected to serve as a director on our Board due to his prior service to the Company as its Chief Investment Officer and member of our Board of Directors and his experience in leading and managing investments. Mr. Burgess’ strong leadership and comprehensive knowledge of the investment industry are integral to the oversight of our investment goals.
Steven C. Lilly. Mr. Lilly has served as our Chief Financial Officer, Secretary and member of our Board of Directors since 2006 and is a member of our investment committee. From 2005 to 2006, Mr. Lilly served as Chief Financial Officer of Triangle Capital Partners, LLC. Prior to joining Triangle Capital Partners in December 2005, Mr. Lilly spent more than six years with SpectraSite, Inc., which prior to its sale in August 2005, was the third largest independent wireless tower company in the United States. At SpectraSite, Mr. Lilly served as Senior Vice President-Finance & Treasurer and Interim Chief Financial Officer. Prior to SpectraSite, Mr. Lilly was Vice President of the Media & Communications Group with First Union Capital Markets (now Wells Fargo and Company), specializing in arranging financings for high growth, financial sponsor driven companies across the media and telecommunications sectors. Mr. Lilly is a graduate of Davidson College and has completed an executive-sponsored education program at the University of North Carolina’s Kenan-Flagler Business School. Currently, Mr. Lilly does not serve on the board of directors of any other public company.
Mr. Lilly was selected to serve as a director on our Board due to his prior service to the Company as its Chief Financial Officer, Secretary, Treasurer and Chief Compliance Officer and his broad experience and leadership in the financial industry. Mr. Lilly’s intimate knowledge of the Company and extensive experience in the financial industry are crucial to the evaluation of our operational performance and financial goals.
Other Members of Investment Committee
Jeffrey A. Dombcik. Mr. Dombcik joined Triangle in February 2007. Prior to joining us, Mr. Dombcik was a managing director and co-founder of South Franklin Street Partners, an SBIC focused on providing junior capital to middle market companies. Prior to co-founding South Franklin Street Partners in 2003, Mr. Dombcik served as Executive Vice President and Partner of Edgewater Capital Partners, L.P., a private equity investment firm focused on the acquisition of middle market companies. Mr. Dombcik also served as a senior vice president of investment banking for McDonald Investments, Inc., a wholly owned subsidiary of Key Corp., and vice president of Brown, Gibbons, Lang & Company L.P., a middle market investment bank with offices in Chicago and Cleveland. Mr. Dombcik is a graduate of Miami University and John Carroll University.
Cary B. Nordan. Mr. Nordan joined Triangle in 2004. Prior to that, Mr. Nordan served as Vice President with BB&T Asset Management (BB&T Funds), a $14 billion mutual fund complex. He was responsible for research, valuation and portfolio management with a specific focus on small-cap equities. Preceding his employment with BB&T Asset Management, he worked in corporate finance with Stanford Keene, Inc., an investment bank specializing in the technology industry, and Nuance Capital Group, LLC, an advisory firm to private companies. Prior to that, Mr. Nordan served as an Analyst and Associate in the corporate finance group of Trident Securities, a subsidiary of McDonald Investments, where he specialized in investment banking and advisory services to lower- and middle-market financial institutions throughout the United States.

Mr. Nordan holds a BSBA, magna cum laude, from Appalachian State University and an MBA from Duke University. Mr. Nordan is a CFA charterholder and former member of the Board of Directors for the CFA North Carolina Society.
David F. Parker. Mr. Parker joined Triangle in 2002. Prior to that, Mr. Parker was a partner in Crimson Capital Company, a Greensboro, North Carolina private investment banking firm that specialized in management buyouts of middle market companies in a variety of industries. Before joining Crimson, Mr. Parker was Vice-President and Treasurer at Marion Laboratories, Inc., a Fortune 500 pharmaceutical company, where Mr. Parker was responsible for Marion’s public and private financings, venture capital investments, divestitures, and investor communications. Before working at Marion Laboratories, Mr. Parker worked six years as Vice-President and Director of Private Placements at J. Henry Schroder Corp, a position that followed three years at Kidder, Peabody & Co., on its private placement desk. Mr. Parker began his career in 1971 at Shearson, Hammill & Co. in New York. Mr. Parker is a graduate of North Carolina State University and Harvard Business School.
Douglas A. Vaughn. Mr. Vaughn joined Triangle in February 2008. Prior to joining us, Mr. Vaughn was President and a Director of VIETRI, Inc., America’s largest importer, distributor and marketer of handmade Italian ceramic and home décor items. Prior to his eight years at VIETRI, Inc., Mr. Vaughn advised business owners and managers, including private equity funds, on strategic initiatives including acquisitions and corporate finance — first as a Senior Consultant at Deloitte Consulting and later as a Partner at Chatham Partners. Prior to that, Mr. Vaughn served in management roles for Sara Lee Corporation. Mr. Vaughn holds a BA from the University of Virginia and an MBA from The University of North Carolina’s Kenan-Flagler School of Business.
Meetings of the Board of Directors and Committees
During 2013, our Board of Directors held five meetings. Our Board of Directors has established an Audit Committee, Compensation Committee and a Nominating and Corporate Governance Committee. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operates pursuant to a charter, each of which is available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com, and is also available in print to any stockholder who requests a copy. In 2013, all directors attended 100% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served.
We expect each director to make a diligent effort to attend all board and committee meetings, as well as each Annual Meeting of Stockholders. All of our nine directors attended our 2014 Annual Meeting of Stockholders.
We have designated Simon B. Rich, Jr. as the presiding director of all executive sessions of non-employee directors. Executive sessions of non-employee directors are held at each board meeting. Interested parties, stockholders and holders of our senior notes, may communicate with Mr. Rich by writing to: Board of Directors, Triangle Capital Corporation, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612.
Audit Committee
We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is responsible for compliance with applicable legal and regulatory requirements, selecting our independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with our independent registered public accounting firm, approving professional services provided by our independent registered public accounting firm, reviewing the independence of our independent registered public accounting firm, reviewing the integrity of the audits of the financial statements and reviewing the adequacy of our internal accounting controls.
Our Audit Committee Charter is publicly available under “Corporate Governance” on the Investor Relations section of our website at http://ir.tcap.com.
The members of our Audit Committee are Messrs. Goldstein, Rich and Smith, each of whom is not an "interested person" for purposes of Section 2(a)(19) of the 1940 Act and is independent under the applicable NYSE corporate governance listing standards. Mr. Goldstein serves as the chairman of the Audit Committee. Our Board of Directors has determined that Mr. Goldstein is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Exchange Act. Mr. Goldstein meets the current independence requirements of Rule 10A-3 of the Exchange Act, NYSE listing standards, and, in addition, is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our Audit Committee held five meetings during 2013.

Compensation Committee
Our Compensation Committee is appointed by the Board of Directors to discharge its responsibilities relating to the compensation of our independent directors, executive officers and other key employees. The Compensation Committee has the responsibility for recommending appropriate compensation levels for our executive officers, evaluating and approving executive officer compensation plans, policies and programs, reviewing benefit plans for executive officers and other employees and producing an annual report on executive compensation for inclusion in our proxy statement. The Compensation Committee has the authority to form and delegate any of its responsibilities to a subcommittee of the Compensation Committee so long as such subcommittee is solely composed of one or more members of the Compensation Committee. The Compensation Committee Charter is available under “Corporate Governance” on the Investor Relations section of our website at http://ir.tcap.com.
Our Compensation Committee has the authority to and is charged with performing the following:

•	review annually and approve goals and objectives relevant to our executive officers’ compensation, including annual performance objectives;

•
evaluate annually the performance of our chief executive officer and other executive officers, and recommend to the independent members of the Board of Directors the compensation level for each such person based on this evaluation;

•	review on a periodic basis our executive compensation programs to determine whether they are properly coordinated and achieve their intended purposes;

•	review and recommend to the Board of Directors for approval any changes in incentive compensation plans and equity-based compensation plans;

•
review and approve all equity-based compensation plans of Triangle, whether or not final approval rests with the Company’s stockholders, and review and recommend to the Board of Directors for approval, equity-based awards pursuant to such plans in compliance with the 1940 Act;

•	review and approve compensation packages, including any special supplemental benefits or perquisites for our executive officers; and

•
review employee compensation strategies, including salary levels and ranges and employee fringe benefits, as well as compensation consultants’ analyses and various industry comparables including both public and private investment funds that operate and invest in a manner similar to the Company.

In determining executive compensation levels for our executive officers, the Compensation Committee meets at least annually with management, and may meet with independent compensation consultants, in order to determine whether current methods of executive compensation are effective in achieving Triangle’s short and long-term strategies. The Compensation Committee, in conjunction with a compensation consultant if necessary, will analyze the compensation of executive officers and directors of other BDCs in order to establish the compensation levels necessary to attract and retain quality executive officers and investment professionals. In 2013, the Compensation Committee engaged McLagan, a compensation consultant, to advise the Compensation Committee on these matters. McLagan does no work for management, receives no compensation from the Company other than for its work in advising the Compensation Committee and maintains no other economic relationships with the Company or any of its affiliates. From time to time, McLagan receives input from the Company's Chief Executive Officer regarding the Company's strategic goals and the manner in which the executive compensation program should support these goals. For more information regarding the role of the Company’s management in determining compensation, please see the discussion in “Compensation of Directors and Executive Officers — Executive Compensation — Establishing Compensation Levels — Role of the Compensation Committee and Management.”
The members of the Compensation Committee are Messrs. Dunwoody, Goldstein and Smith, each of whom is not an "interested person" for purposes of Section 2(a)(19) of the 1940 Act and is independent under the applicable NYSE corporate governance listing standards. Mr. Smith serves as the chairman of the Compensation Committee. Our Compensation Committee held four meetings during 2013.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board of Directors, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Nominating and Corporate Governance

Committee’s policy is to consider nominees properly recommended by our stockholders in accordance with our charter, Bylaws and applicable law.
In considering possible candidates for nomination, the Nominating and Corporate Governance Committee will consider certain factors including whether the composition of the Board of Directors contains a majority of independent directors as determined by the NYSE standards and the 1940 Act, the candidate’s character and integrity, whether the candidate possesses an inquiring mind, vision and the ability to work well with others, conflicts of interest interfering with the proper performance of the responsibilities of a director, a candidate’s experience and what type of diversity he or she brings to the Board of Directors, whether the candidate has sufficient time to devote to the affairs of Triangle, including consistent attendance at Board of Directors and committee meetings and advance review of materials and whether each candidate can be trusted to act in the best interests of us and all of our stockholders.
The Nominating and Corporate Governance Committee Charter is publicly available under “Corporate Governance” on the Investor Relations section of our website at http://ir.tcap.com.
The members of the Nominating and Corporate Governance Committee are Messrs. Gambill, Rich and Smith, each of whom is independent for purposes of Section 2(a)(19) of the 1940 Act and the NYSE corporate governance listing standards. Each of our current directors was recommended by the members of the Nominating and Corporate Governance Committee to our Board of Directors, which approved such nominees. Mr. Rich serves as the chairman of the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee held one meeting during 2013.
Investment Committee
Our Board of Directors has established our investment committee, which is responsible for all aspects of our investment process. In addition, each of our subsidiaries that operates as a small business investment company, or SBIC, has a separate investment committee that is responsible for all aspects of the investment process relating to investments made by each such fund. The members of the Triangle Capital Corporation investment committee are Messrs. Garland S. Tucker, III, E. Ashton Poole, Brent P.W. Burgess, Steven C. Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn, Cary B. Nordan and David F. Parker.
The members of the investment committee for Triangle SBIC are Messrs. Garland S. Tucker, III, Brent P.W. Burgess, Steven C. Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn, Cary B. Nordan and David F. Parker.
The members of the investment committee for Triangle SBIC II are Messrs. Garland S. Tucker, III, Brent P.W. Burgess, Steven C. Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn, and Cary B. Nordan. For purposes of the discussion herein, any reference to the “investment committee” refers to the investment committees of Triangle Capital Corporation, Triangle SBIC and Triangle SBIC II.
Our investment committee generally meets once a week but also meets on an as needed basis depending on transaction volume. Our investment committee is involved in all significant stages of the investment process, including origination, due diligence and underwriting, approval, documentation and closing, and portfolio management and investment monitoring.
Communication with the Board of Directors
Stockholders with questions about Triangle Capital Corporation are encouraged to contact Steven C. Lilly, at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, (919) 719-4770. However, if stockholders feel their questions have not been addressed, they may communicate with our Board of Directors directly by sending their communications to: Triangle Capital Corporation Board of Directors, c/o Simon B. Rich, Jr., 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612. In addition, stockholders may communicate with us by clicking “Contact IR” on the Investor Relations section of our website at http://ir.tcap.com. All stockholder communications received by our corporate secretary in this manner will be delivered to one or more members of the Board of Directors.
Corporate Leadership Structure
Mr. Tucker serves jointly as the Chairman of our Board of Directors and Chief Executive Officer. In addition, we have designated Mr. Rich as our lead independent director to preside over all executive sessions of non-employee directors. We believe that consolidating our leadership structure without an independent chairman provides an efficient and effective management model which fosters direct accountability, effective decision making and alignment of corporate strategy between our Board of Directors and management. Mr. Tucker is, and Mr. Rich is not, an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Oversight of Risk Management
On behalf of the Board of Directors, the Audit Committee oversees our enterprise risk management function. To this end, the Audit Committee meets at least annually (i) as a committee to discuss the Company’s risk management guidelines, policies and exposures and (ii) with our independent auditors to review our internal control environment and other risk exposures. Additionally, on behalf of the Board of Directors, the Compensation Committee oversees the management of risks relating to our executive compensation program and other employee benefit plans. In fulfillment of its duties, the Compensation Committee reviews at least annually our executive compensation program and meets regularly with our chief executive officer to understand the financial, human resources and stockholder implications of all compensation decisions. The Audit Committee and the Compensation Committee each report to the Board of Directors on a regular basis to apprise the Board of Directors regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.
Compliance Policies and Procedures
In accordance with the 1940 Act, we have adopted and implemented written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, and we review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. In addition, we have designated Mr. Lilly as our Chief Compliance Officer. As such, Mr. Lilly is responsible for administering our compliance program and meeting with our Board of Directors at least annually to assess its effectiveness.
Code of Business Conduct and Ethics and Corporate Governance Guidelines
We have adopted a code of business conduct and ethics and corporate governance guidelines covering ethics and business conduct. These documents apply to our directors, officers and employees. Our code of business conduct and ethics and corporate governance guidelines are available on the Investor Relations section of our website at http://ir.tcap.com. We will report any material amendments to or waivers of a required provision of our code of conduct and/or corporate governance guidelines on our website and/or in a Current Report on Form 8-K.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
DIRECTOR COMPENSATION
Our directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act. The compensation table below sets forth compensation that our independent directors (none of which are employees of the Company) earned during the year ended December 31, 2013. Our interested directors are not compensated for their service as members of our Board of Directors.

Name	Year	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation	Total
W. McComb Dunwoody	2013	$34,250	$50,000	—	$84,250
Mark M. Gambill	2013	$32,250	$50,000	—	$82,250
Benjamin S. Goldstein	2013	$72,000	$50,000	—	$122,000
Simon B. Rich, Jr.	2013	$44,000	$50,000	—	$94,000
Sherwood H. Smith, Jr.	2013	$53,000	$50,000	—	$103,000

(1) Grant date fair value of restricted stock awards granted to each non-employee director on May 8, 2013. SEC disclosure rules require reporting of the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718, or FASB ASC Topic 718, Compensation – Stock Compensation.
Director Fees
For fiscal year 2013, each non-employee member of the Board of Directors was paid a $20,000 annual cash retainer fee. Also in 2013, each of our non-employee directors earned an annual fee of $50,000 worth of our restricted stock, calculated based on the share price of our common stock as of the close of the NYSE on May 8, 2013, the date of grant. Based on this calculation, each of our independent directors received 1,682 shares of restricted stock, which vested on May 8, 2014. These restricted stock grants historically have occurred on the date of our annual stockholders meeting.
In addition, independent directors receive a fee of $2,500 for each Board of Directors meeting attended in person and $1,250 for each Board of Directors meeting attended by conference telephone or similar communications equipment; Audit Committee members receive a fee of $1,500 for each Audit Committee meeting attended in person and $750 for each Audit Committee meeting attended by conference telephone or similar communication equipment; and members of our Compensation Committee and Nominating and Corporate Governance Committee receive a fee of $1,000 for each committee meeting attended in person and $500 for each committee meeting attended by conference telephone or similar communication equipment. Finally, our Audit Committee chairman receives an annual fee of $30,000, our Compensation Committee chairman receives an annual fee of $10,000 and our Nominating and Corporate Governance Committee chairman receives an annual fee of $5,000 for their services as chairmen of their respective committees. We also reimburse our independent directors for all reasonable direct out-of-pocket expenses incurred in connection with their service on the Board of Directors. Directors who are also our employees or employees of our subsidiaries do not receive compensation for their services as directors.
Non-Employee Director Equity Compensation
Our Board of Directors and sole stockholder approved Triangle’s 2007 Equity Incentive Plan, or the Original Plan, effective February 13, 2007, for the purpose of attracting and retaining the services of executive officers, directors and other key employees. During our fiscal year ended December 31, 2007, no equity incentive awards were granted under the Original Plan, in part due to certain 1940 Act restrictions which disallow the issuance of certain types of compensation to a business development company’s employees and non-employee directors without having first obtained exemptive relief. In 2007, we filed a request with the Securities and Exchange Commission, or the SEC, for such exemptive relief with respect to our ability to issue restricted stock to our employees and non-employee directors. On March 18, 2008 we received an order from the SEC authorizing such issuance of restricted stock to our employees and non-employee directors pursuant to the terms of the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan, or the Amended and Restated Plan or the Equity Incentive Plan, and as otherwise set forth in the exemptive order. In 2008, our Board approved, and at the 2008 Annual Stockholders Meeting the stockholders voted to approve, the Amended and Restated Plan. During our fiscal year ended December 31, 2013, we granted restricted share awards to our officers, directors and key employees as compensation related to performance in 2012. In 2012, our Board approved, and at the 2012 Annual Stockholders Meeting the stockholders voted to approve, an increase in the number of shares available for issuance under the Amended and Restated Plan. Up to 2,400,000 shares are currently available for issuance under the Amended and Restated Plan.
The Equity Incentive Plan provides that our non-employee directors each receive an automatic grant of restricted stock at the beginning of each one-year term of service on the Board of Directors, for which forfeiture restrictions lapse one year from the grant date. The grant of restricted stock to non-employee directors under the Equity Incentive Plan is automatic and the terms thereunder may not be changed without SEC approval. On March 21, 2013, the SEC approved an increase in the amount of the automatic grant to non-employee directors to $50,000 worth of restricted stock each year. At our 2013 Annual Meeting of Stockholders, our stockholders approved an amendment to our Equity Incentive Plan to provide for the $50,000 annual grant of restricted stock to non-employee directors. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.
The following is a summary of the material features of the Amended and Restated Plan. It may not contain all of the information important to you. The Amended and Restated Plan includes provisions allowing the issuance of restricted stock to all key employees and directors. Restricted stock refers to an award of stock that is subject to forfeiture restrictions and may not be transferred until such restrictions have lapsed. The Amended and Restated Plan will also allow us to issue options to our key employees in the future should our Board and compensation committee choose to do so.
Under the Amended and Restated Plan, up to 2,400,000 shares of our common stock are currently authorized for issuance. Participants in the Amended and Restated Plan who are employees and employee directors may receive awards of options to purchase shares of common stock or grants of restricted stock, as determined by the Board. Participants who are non-employee directors may receive awards of restricted stock in accordance with certain parameters as discussed below. The basis of such participation is to provide incentives to our employees and directors in order to attract and retain the services of qualified professionals.
Options granted under the Amended and Restated Plan entitle the optionee, upon exercise, to purchase shares of common stock at a specified exercise price per share. Options must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant, subject to forfeiture provisions as determined by the Board. The exercise period of each stock option awarded will expire on a date determined by the Board, such date to be specified in the stock option award agreement; however, the Plan also states that no stock option award will be exercisable after the expiration of ten years from the date such stock option was granted.
The Amended and Restated Plan permits the issuance of restricted stock to employees and directors consistent with such terms and conditions as the Board shall deem appropriate, subject to the limitations set forth in the Plan. With respect to awards issued to our employees and officers, the Board will determine the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.
Our Board of Directors has delegated administration of the Amended and Restated Plan to the Compensation Committee, currently comprised solely of three (3) independent directors who are independent pursuant to the listing requirements of the NYSE. Our Board may abolish such committee at any time and revest in our Board the administration of the Amended and Restated Plan. Our Board administers the Amended and Restated Plan in a manner that is consistent with the applicable requirements of the NYSE and the exemptive order.
EXECUTIVE COMPENSATION
General
In 2013, our executive officer group consisted of Messrs. Tucker, Burgess and Lilly and for the second half of 2013, included Mr. Poole. We refer to these four officers as our named executive officers, or NEOs. Our executive compensation program is designed to encourage our executive officers to think and act like stockholders of the Company. The structure of the NEOs’ compensation programs was designed to encourage and reward the following factors, among others:

•	sourcing and pursuing attractively priced investment opportunities in lower middle market companies;

•	achievement of the Company’s dividend objectives (which focuses on stability and potential growth);

•	maintaining credit quality, monitoring financial performance and ultimately managing a successful exit of the Company’s investment portfolio; and

•	development of management team and employees.
We completed our initial public offering, or IPO, in February 2007. As our first seven years of operation as a publicly traded BDC have represented a period of constant development and growth for us, our Compensation Committee focuses on creating an executive compensation program that will effectively achieve our desired objectives stated above.
In May 2011, our stockholders approved, on an advisory basis, that an advisory vote on executive compensation would be considered every three years. In May 2014, we held a non-binding stockholder advisory vote on the compensation of our NEOs, commonly referred to as a say-on-pay vote. Our stockholders overwhelmingly approved the compensation of our NEOs, with over 82% of stockholder votes cast in favor of our say-on-pay resolution. The next non-binding advisory say-on-pay vote and advisory frequency of say-on-pay vote proposals will be considered by our stockholders at the Company’s 2017 Annual Meeting of Stockholders.
Executive Compensation Policy
The compensation programs of the Company adopted by our Compensation Committee are designed with the goal of providing compensation that is fair, reasonable and competitive and are intended to align the compensation paid to our NEOs with both our short-term and long-term objectives. The key elements of our compensation philosophy include: (i) designing compensation programs that enable us to attract and retain the best talent in the financial industries in which we compete; (ii) aligning executive compensation packages with the Company’s performance; and (iii) using long-term equity awards to align employee and stockholder interests.
As a BDC, we must comply with the requirements of the 1940 Act. The 1940 Act imposes certain limitations on the structure of our compensation programs, including limitations on our ability to issue certain equity-based compensation to our employees and directors. Triangle has received exemptive relief from the SEC that permits the company to grant restricted stock in exchange for or in recognition of services by its executive officers and employees. Pursuant to the Equity Incentive Plan, the Board of Directors may award shares of restricted stock to plan participants in such amounts and on such terms as the Board of Directors determines in its sole discretion, provided that such awards are consistent with the conditions set forth in the SEC’s exemptive order.

Overview
Our performance-driven compensation policy consists primarily of the following three components:

•	base salary;

•	annual cash bonus; and

•	long-term compensation pursuant to the Equity Incentive Plan.
Other compensation components may include contributions to our 401(k) and deferred compensation plans, and health, life and disability insurance premiums paid by the Company.
We designed each NEO’s compensation package to appropriately reward the NEO for his contribution to the Company. Our compensation philosophy has not historically been, and going forward will not be, a mechanical process, and our Compensation Committee will continue to use its judgment and experience, working in conjunction with our chief executive officer and, potentially, an independent compensation consultant, to determine the appropriate mix of compensation for each individual. Cash compensation consisting of base salary and discretionary cash bonuses tied to achievement of performance goals set by the Compensation Committee, such as the surpassing of certain operating thresholds related to investment performance, are intended to incentivize NEOs to remain with us in their roles and work hard to achieve our goals. Stock-based compensation in the form of restricted stock is awarded based on individual and Company performance expectations set by the Compensation Committee.
The compensation packages for our NEOs are structured to reflect what we believe to be certain best practices in corporate governance and executive compensation. For example, we currently follow the following practices with each of our NEOs:

•	no executive employment agreements;

•	no executive cash severance benefits;

•	no guaranteed pension and supplemental retirement benefits;

•	no executive perquisite allowances; and

•	no tax gross-up payments.
Establishing Compensation Levels
Role of the Compensation Committee and Management
As set forth in the Compensation Committee Charter, our Compensation Committee’s primary responsibility is to evaluate the compensation of our executive officers and assure that they are compensated effectively and in a manner consistent with our stated compensation objectives. The Compensation Committee also periodically reviews our corporate goals and objectives relevant to executive compensation, our executive compensation structure to ensure that it is designed to achieve the objectives of rewarding our executive officers appropriately for their contributions to corporate growth and profitability and our other goals and objectives. At least annually, the Compensation Committee will evaluate the compensation of our executive officers and determine the amounts and individual elements of total compensation for executive officers consistent with our corporate goals and objectives and will communicate to stockholders the factors and criteria on which the executive officers’ compensation is based, including the relationship of our performance to the executive officers’ compensation. With respect to the compensation of our executive officers other than the chief executive officer, the committee works with the chief executive officer to conduct these reviews. The committee will also periodically evaluate the terms and administration of our annual and long-term incentive plans, including equity compensation plans, to ensure that they are structured and administered in a manner consistent with our goals and objectives as to participation in such plans, target annual incentive awards, corporate financial goals, actual awards paid to executive officers and total funds allocated for payment under the compensation plans.

Role of Compensation Consultant

In 2013, the Compensation Committee engaged McLagan, a compensation consultant, to assist the Compensation Committee in its analysis of the compensation of executive officers and directors of other BDCs in order to assist in establishing the compensation levels necessary to attract and retain quality executive officers and investment professionals. From time to time and in support of McLagan’s role as an adviser to the Compensation Committee, McLagan receives input regarding the Company's strategic goals and the manner in which the executive compensation program should support these goals. The Compensation Committee evaluated McLagan’s independence from the Company and determined that McLagan is independent primarily because it does no work for management, receives no compensation from the Company other than for its work in advising the Compensation Committee and maintains no other economic relationships with the Company or any of its affiliates.
Assessment of Market Data
To assess the competitiveness of our executive compensation program, the Compensation Committee uses a comparative group of both externally and internally managed BDCs and performed comprehensive analyses of competitive performance and compensation levels. In 2013, the internally managed comparative group included the following: Capital Southwest Corporation; Harris & Harris Group, Inc.; Hercules Technology Growth Capital, Inc.; KCAP Financial; Main Street Capital Corporation; MCG Capital Corporation; and Medallion Financial Corp. In 2013, the externally managed comparative BDCs included the following: Apollo Investment Corporation; Ares Capital Corporation; BlackRock Kelso Capital Corporation; Fidus Investment Corporation; Fifth Street Finance Corp.; Gladstone Investment Corporation; Golub Capital BDC, Inc.; Gladstone Capital Corporation; Medley Capital Corp.; New Mountain Finance Corporation; PennantPark Investment Corporation; Prospect Capital Corporation; Solar Capital Ltd.; THL Credit, Inc.; and TCP Capital Corporation. However, the Compensation Committee does not specifically benchmark the compensation of our NEOs against that paid by other companies with publicly traded securities. This is because the Compensation Committee believes that our primary competitors in both our business and for recruiting executives are investment banks, private equity firms, mezzanine lenders, hedge funds and other specialty finance companies, including certain specialized commercial banks. Many of these entities do not publicly report the compensation of their executive officers nor do they typically report publicly information on their corporate performance. While various salary surveys from other private sources may become available to the Compensation Committee with regard to these private equity firms, the Compensation Committee believes that without accurate, publicly disclosed information on these private entities that would serve as benchmarks, it is inappropriate for the Compensation Committee to set formal benchmarking procedures.
The Compensation Committee's analysis centered around key elements of compensation practices within the BDC industry in general and, more specifically, compensation practices at internally managed BDCs closer in asset size, typical investment size, typical investment type, market capitalization, and general business scope to our Company. Items the Compensation Committee reviewed included, but were not necessarily limited to, base compensation, bonus compensation and restricted stock awards. In addition to actual levels of compensation, the Compensation Committee also analyzed the approach other BDCs were taking with regard to their compensation practices. Items the Compensation Committee reviewed included, but were not necessarily limited to, certain corporate and executive performance measures established to achieve total returns for stockholders and our “efficiency ratio” compared to other BDCs in our comparative group (which is calculated by taking total general and administrative expenses and dividing it by the company’s total revenue).
While each of the BDCs listed above is not exactly comparable in size, scope and operations, the Compensation Committee believes that given the size and uniqueness of our industry, they were the most relevant comparable companies available with disclosed executive compensation data, and they provide a good representation of competitive compensation levels for our executives.
Assessment of Company Performance
In determining annual compensation for our NEOs, our Compensation Committee evaluates the individual performance of our NEOs as well as the Company’s overall operating performance. We believe that the alignment of (i) a company’s business plan, (ii) its stockholders' expectations and (iii) its employee compensation is essential to long-term business success in the interest of our stockholders and employees. We typically make three to seven year investments in privately held businesses. Our business plan involves taking on investment risk over an extended period of time, and a premium is placed on our ability to maintain stability of net asset values and continuity of earnings to pass through to stockholders in the form of recurring dividends. Our strategy is to generate income and capital gains from our investments in the debt and equity securities of our portfolio companies. This income supports the payment of dividends to our stockholders. Therefore, a key element of our return to stockholders is current income through the payment of dividends. This recurring payout requires a methodical asset acquisition approach and active monitoring and management of our investment portfolio over time. A substantial part of our employee base is dedicated to the maintenance of asset values and generation of new investment opportunities to allow us to sustain and grow dividends.
In reviewing and approving the compensation packages for our executive officers and other key employees, our Compensation Committee considers the relative achievement of the Company’s strategic and corporate objectives, executive performance factors and the individual performance of each of our NEOs. For 2013, some of the most significant company-specific performance factors considered by the Compensation Committee include:

•	total and net investment income;

•	realized and unrealized gains and losses;

•	overall credit performance of the investment portfolio;

•	liquidity;

•	operating efficiency performance;

•	growth and diversification of the overall investment portfolio;

•	sustaining and growing dividends and distributions to stockholders; and

•	return on average stockholders’ equity.
Elements of Triangle’s Executive Compensation
In 2013, our compensation program was comprised primarily of the following three elements: (i) base salary, (ii) annual cash bonus and (iii) long-term equity incentive compensation. At the time of our IPO, our initial compensation program consisted of only base salary and an annual cash bonus. Upon receipt in 2008 of exemptive relief from the SEC that permitted the company to grant restricted stock awards to our executive officers and employees, we began to include long-term equity incentive compensation as part of our compensation program. The company sought such exemptive relief because we believe that creating long-term value for our stockholders is achieved, in part, by retaining our executive officers in a competitive employment environment with a competitive compensation program. This allows us to align a component of our compensation program over a longer-term similar to our target investment period for our privately held business investments, and to more closely align the interests of our NEOs with those of our stockholders. The Compensation Committee does not allocate a fixed percentage of the NEO compensation packages to each of these elements. Instead, the Compensation Committee targets total compensation at levels comparable to other BDCs, investment banks, private equity firms, mezzanine lenders, hedge funds, specialized commercial banks and other specialty finance companies. In designing our compensation program, the Compensation Committee seeks to achieve an appropriate balance among these elements to create a compensation program that incentivizes our NEOs to focus on financial and operating results in the near term and the creation of stockholder value over the long-term.
Since our IPO, our Compensation Committee has determined to make annual changes in each element of our compensation program in order to account for cost of living changes, our company’s continued asset and revenue growth and positive financial performance, and to retain our NEOs in a competitive environment for such executives. Our Compensation Committee considers our NEOs’ individual performance, each executive position’s responsibility for and ability to impact company performance, and individual expertise in connection with decisions under our compensation program each year. Because of the broad range of individual responsibilities of each of our NEOs, our Compensation Committee does not set specific or individualized performance metrics for any of our NEOs. The Compensation Committee instead considers the performance of each of our NEOs, and, based upon the evaluation and analysis of our Compensation Committee members, the performance of the Company relative to the general performance of other companies in the comparative group noted above.
Annual Base Salary
The annual base salary is designed to provide a minimum, fixed level of cash compensation to our NEOs in order to attract and retain experienced executive officers who can drive the achievement of our goals and objectives. The Compensation Committee annually reviews the base salary for each of our executive officers and determines whether or not to adjust it in its sole discretion. Increases to base salary are awarded to recognize levels of responsibilities and related individual performance, and to address changes in the external competitive market for a given position.
In establishing the 2013 base salaries of the NEOs, the Compensation Committee and management considered a number of factors including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual and the base salary of the individual from the previous year. In addition, the Compensation Committee considered the base salaries paid to comparably situated executive officers in other internally-managed BDCs and other competitive market practices. Finally, the Compensation Committee used a compensation consultant in order to obtain an objective third party expert’s insight into our NEOs’ base salaries.
Mr. Tucker was paid an annual base salary of $425,000 as of December 31, 2013. Mr. Tucker’s base salary recognizes his overall responsibility for the Company and his continued leadership which has enabled us to achieve our historical operational and financial objectives.
Mr. Poole's 2013 annual base salary was $400,000, which was paid to him, in part, on a prorated basis following his hire in July 2013. Mr. Poole’s base salary recognizes his responsibility for oversight of the Company's operations and his role as Chief Operating Officer.
Mr. Burgess was paid an annual base salary of $360,000 as of December 31, 2013. Mr. Burgess’ base salary recognizes his lead role in managing investment activities and portfolio management activities of the Company.
Mr. Lilly was paid an annual base salary of $310,000 as of December 31, 2013. Mr. Lilly’s base salary recognizes his lead role in managing all financial aspects of our Company, and his leadership in matters relating to our capital structure, the media and investor relations. Mr. Lilly’s base salary also reflected his service as our Company’s Chief Compliance Officer and Secretary.
Annual Cash Bonuses
We pay annual cash bonuses to reward corporate and individual achievements for the prior fiscal year. Annual cash bonuses are based on the Compensation Committee’s discretionary assessment of the Company’s and the NEO’s performance, with recommendations from the chief executive officer for NEOs other than himself. While cash bonus awards are discretionary, the Compensation Committee will not award cash bonuses to our NEOs unless the Company achieves certain minimum operating thresholds during the year.
On a quarterly basis, the Compensation Committee, together with input from our chief executive officer, approves an accrual for the annual potential cash bonus pool. The determination of the accrual amount is based upon the Company’s current financial forecast and executive performance contributing to achieving our corporate objectives, and is subject to the sole discretion of the Compensation Committee.
The Company paid cash bonuses to NEOs in recognition of both corporate and individual 2013 performance. In particular, for the year ended December 31, 2013, we achieved the following financial highlights:

•	total investment income of $101.0 million, representing an increase of approximately 11.8% from 2012;

•	net investment income of $61.5 million, representing an increase of approximately 6.7% from 2012;

•	net investment income per share of $2.23, representing an increase of approximately 3.2% from 2012;

•	net realized gain on investments of $18.4 million;

•	operating efficiency ratio of 19.1%; and

•	dividends and distributions during 2013 of $2.16 per share as compared to $2.02 per share in 2012, a 6.9% increase.
Mr. Tucker was paid an annual cash bonus of $1,025,000 for 2013. Mr. Tucker’s cash bonus reflects his overall responsibility for the strategic direction of the Company and his continued leadership in 2013, which enabled us to achieve the majority of our operational and financial objectives.
Mr. Poole was paid an annual cash bonus of $475,000 for 2013, which reflects his responsibility for the Company's operations and his contributions in 2013 following his hire in July 2013, which enabled us to achieve the majority of our operational and financial objectives.
Mr. Burgess was paid an annual cash bonus of $800,000 for 2013. Mr. Burgess’ cash bonus reflects his ability to manage the Company’s investment process, including monitoring our investment portfolio and guiding certain investments we made during 2013 to a successful closing on terms we believe will be favorable to the Company's stockholders.
Mr. Lilly was paid an annual cash bonus of $750,000 for 2013. Mr. Lilly’s cash bonus reflects his lead role in managing all financial aspects of our Company, including his leadership in matters relating to our capital structure, the media and investor relations. Mr. Lilly’s cash bonus also reflected his service as our Chief Compliance Officer and Secretary during 2013.
The Compensation Committee believes that these cash bonus awards are individually appropriate based on the Company’s 2013 performance and each individual’s contribution to the Company throughout 2013 as stated above. Such bonuses comprise a key component of the Company’s overall compensation program.
Long-Term Incentive Compensation
General
Our Board of Directors adopted the Equity Incentive Plan in order to provide stock-based awards as incentive compensation to our employees and non-employee directors. Since our IPO, our Board of Directors has chosen to utilize shares of our restricted stock, rather than stock options or other equity-based incentive compensation, as long-term incentive compensation.
We use restricted stock awards to (i) attract and retain key employees, (ii) motivate our employees by means of performance-related incentives to achieve long-range performance goals, (iii) enable our employees to participate in our long-term growth and (iv) link our employees’ compensation to the long-term interests of our stockholders. Each restricted stock award is for a fixed number of shares as set forth in an award agreement between the grantee and us. Award agreements set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights.
The Compensation Committee has been delegated responsibility by our Board of Directors to review the stock-based awards to employees. At the time of each award granted to each NEO, the Compensation Committee determines the terms of the award, including the performance period (or periods) and the performance objectives relating to the award. The Compensation Committee then recommends the approval of the award to the Board of Directors.
Restricted Stock Awards
The Compensation Committee generally meets in February of each year to consider the amount of restricted stock that should be awarded to our executive officers with respect to the Company's performance for the prior year. Specific performance factors that the Compensation Committee considered in determining the granting of restricted stock in February 2013 were the Company's achievement of financial and operational goals in 2012 and individual employee performance during 2012 in such areas as work ethic, proficiency and overall contribution to the Company. On February 6, 2013, the Board of Directors, upon recommendation of the Compensation Committee, granted Messrs, Tucker, Burgess and Lilly awards of restricted stock for 48,446 shares, 41,133 shares, and 34,278 shares, respectively, that vest ratably over four years. On August 29, 2013, in connection with his appointment as President and Chief Operating Officer of the Company, the Board of Directors, upon recommendation of the Compensation Committee, granted Mr. Poole and award of restricted stock for 51,020 shares, that vest ratably over five years. Based on SEC rules requiring equity awards to be disclosed in the tables for the year during which they are granted, rather than earned, the executive compensation tables in this prospectus include the restricted stock awards granted to our NEOs (except Mr. Poole) in February 2013, even though such awards relate to 2012 performance.
In February 2014, our Compensation Committee considered employee performance during fiscal 2013, using similar factors above, in determining the amount of restricted stock awards to recommend for each executive officer. In addition, the

Compensation Committee considers each NEO's total cash compensation in relation to the proposed stock award and the effect of dilution of net asset value per share and earnings per share prior to awarding the stock grants. On February 5, 2014, the Board of Directors, upon recommendation of the Compensation Committee, approved restricted stock awards for the NEOs, as detailed below.
Restricted stock awards allow the company to account for our compensation program based on the price of our common stock, fixed at the grant date of such award, resulting in a known maximum cost of such award under our compensation program at the time of grant. In determining annual restricted stock awards for each of our NEOs, our Compensation Committee considers the grant-date fair value of previously granted restricted stock awards, without assigning value to any appreciation or depreciation subsequent to the grant date of such prior awards.
Mr. Tucker was awarded 47,000 shares of restricted stock in February 2014 for his performance during 2013. The aggregate grant date fair value of the February 2014 award was $1,226,230. This award reflects Mr. Tucker’s leadership during 2013, which enabled us to achieve the majority of our operational and financial objectives. Mr. Tucker’s performance during this time period was vital to our Company’s success.
Mr. Poole was awarded 22,000 shares of restricted stock in February 2014 for his performance from July to December 2013. The aggregate grant date fair value of the February 2014 award was $573,980. This award reflects Mr. Poole’s leadership and operational management during 2013, which enabled us to achieve the majority of our operational and financial objectives.
Mr. Burgess was awarded 35,000 shares of restricted stock in February 2014 for his performance during 2013. The aggregate grant date fair value of the February 2014 award was $913,150. This award reflects Mr. Burgess’ role in implementing our investment strategy during 2013, including the expansion of our investment team, the sourcing of certain portfolio investments and guidance of each investment through our internal investment process from inception to closing.
Mr. Lilly was awarded 33,000 shares of restricted stock in February 2014 for his performance during 2013. The aggregate grant date fair value of the February 2014 award was $860,970. This award reflects Mr. Lilly’s role in managing all financial aspects of our Company, and his leadership in matters relating to our capital structure, the media and investor relations. Mr. Lilly’s restricted stock awards also reflect his continued service as our Chief Compliance Officer and Secretary.
The amount of restricted stock awarded to each of our executive officers is unrelated to the number of shares we may sell below net asset value.
Options
Since our IPO, our Board of Directors has not utilized options to purchase our common stock as a form of compensation to our NEOs and other employees. As such, we did not grant any stock options to our employees in 2013.
Our Board of Directors may, however, grant our employees options to purchase our common stock (including incentive stock options and non-qualified stock options). We expect that, if granted, options will represent a fixed number of shares of our common stock, will have an exercise, or strike, price equal to the fair market value of our common stock on the date of such grant, and will be exercisable, or “vested,” at some later time after grant. Upon any stock option grant, its exercise price will not be changed absent specific SEC approval that we may do so. Some stock options granted by our Board of Directors may vest simply by the holder remaining with the Company for a period of time, and some may vest based on meeting certain performance goals. We anticipate that our options, if granted in the future, will be valued for financial reporting purposes using the Black Scholes valuation method, and charges to earnings will be taken over the relevant service period pursuant to FASB ASC Topic 718.
Other Compensation Matters
401(k) Plan
We maintain a 401(k) plan in which all full-time employees who are at least 21 years of age and have achieved 90 days of service are eligible to participate and receive certain employer contributions. Eligible employees have the opportunity to contribute their compensation on a pretax salary basis into the 401(k) plan up to $17,500 for the plan year, and to direct the investment of these contributions. Plan participants who reach the age of 50 prior to or during the plan year are eligible to defer up to an additional $5,500 for the plan year.

Deferred Compensation Plan
The Compensation Committee has adopted a nonqualified deferred compensation plan covering the Company’s executive officers and key employees. Any compensation deferred and the Company’s additional contributions, if any, will earn a return based on the returns on certain investments designated by the Compensation Committee. Participants will be 100% vested in any elective deferrals, and will vest in any Company contributions ratably over four years from the date of the relevant contribution.
Tax and Accounting Considerations
Section 162(m) of the Code limits our deduction for U.S. federal income tax purposes to not more than $1 million of compensation paid to certain executive officers in a calendar year. Compensation above $1 million may be deducted if it is “performance-based compensation” as defined in the Code and the Treasury Regulations thereunder. To maintain flexibility in compensating our executive officers in a manner designed to promote our objectives, the Compensation Committee has not adopted a policy that requires all compensation to be deductible. However, the Compensation Committee evaluates the effects of the compensation limits of Section 162(m) of the Code on all compensation it proposes to grant, and the Compensation Committee intends to provide all executive compensation in a manner consistent with our best interests and those of our stockholders. In 2013, none of our executive officers received compensation that would exceed the $1 million limit on deductibility under Section 162(m) of the Code.
In awarding restricted stock awards for performance in 2013, we accounted for share-based awards under the provisions of FASB ASC Topic 718. FASB ASC Topic 718 establishes accounting for stock-based awards exchanged for goods or services. Accordingly, stock-based compensation cost is measured at grant date, based on the fair value of the awards, and is recognized as an expense ratably over the requisite service period. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.
Conclusion
Our compensation policies are designed to fairly compensate, retain and motivate our NEOs. The retention and motivation of our NEOs should enable us to grow strategically and position ourselves competitively in the market in which we operate.

EXECUTIVE OFFICER COMPENSATION
2013 Summary Compensation
The following table sets forth certain summary information for the years 2013, 2012 and 2011 with respect to the compensation awarded to and earned by our NEOs.
Summary Compensation Table for 2013

Name	Principal Position	Year	Base Salary	Bonus	Restricted Stock Awards(1)	All Other Compensation(2)	Total
Garland S. Tucker, III	CEO	2013	$413,750	$1,025,000	$1,379,258	$382,574	$3,200,582
		2012	$373,750	$1,080,000	$848,214	$295,578	$2,597,542
		2011	$345,625	$622,716	$672,297	$240,549	$1,881,187
E. Ashton Poole	COO	2013	$178,975	$475,000	$1,499,988	$107,218	$2,261,181
Brent P.W. Burgess	CIO(3)	2013	$353,750	$800,000	$1,171,057	$315,286	$2,640,093
		2012	$326,875	$895,000	$753,414	$260,962	$2,236,251
		2011	$295,625	$660,201	$581,110	$202,472	$1,739,408
Steven C. Lilly	CFO	2013	$305,000	$750,000	$975,895	$262,886	$2,293,781
		2012	$285,000	$770,000	$568,800	$206,557	$1,830,357
		2011	$265,000	$406,502	$467,197	$174,036	$1,312,735

(1)
The amounts listed in this column reflect the grant date fair value of the restricted stock granted in 2013, in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are set forth in Note 5 — “Equity Compensation Plans” to our consolidated audited financial statements for the fiscal year ended December 31, 2013 which are included in our Annual Report on Form 10-K which was filed with the SEC on February 26, 2014. These amounts do not represent the actual value that may be realized by the NEOs.

(2)Includes (i) value of benefits in the form of 401(k) contributions, deferred compensation plan contributions and earnings on deferred compensation plan balances, life insurance premiums paid by the Company for the year and (ii) value of dividends received or earned for the year in respect of each executive officer’s unvested restricted stock awards, as follows:

Name	Year	Company 401(k) Contributions	Company Deferred Compensation Plan Contributions	Deferred Compensation Plan Earnings	Dividends on Restricted Stock	Company Paid Life Insurance Premiums	Total All Other Compensation
Garland S. Tucker, III	2013	$33,500	$75,000	$37,627	$229,170	$7,277	$382,574
	2012	$33,000	$61,491	$5,308	$188,502	$7,277	$295,578
	2011	$32,500	$63,921	$—	$136,851	$7,277	$240,549
E. Ashton Poole	2013	$30,751	$20,000	$—	$55,102	$1,365	$107,218
Brent P.W. Burgess	2013	$33,500	$50,000	$32,398	$198,223	$1,165	$315,286
	2012	$33,000	$58,116	$4,269	$164,412	$1,165	$260,962
	2011	$32,500	$51,402	$—	$117,405	$1,165	$202,472
Steven C. Lilly	2013	$33,500	$45,000	$24,956	$158,492	$938	$262,886
	2012	$33,000	$39,893	$3,573	$129,153	$938	$206,557
	2011	$32,500	$43,020	$—	$97,578	$938	$174,036

(3)	"CIO” stands for Chief Investment Officer.

2013 Grants of Plan-Based Awards
The following table summarizes grants of plan-based awards made to our NEOs in 2013.
Grants of Plan-Based Awards in 2013

Name	Grant Date	Stock Awards Number of Shares of Stock	Grant Date Fair Value of Stock
Garland S. Tucker, III(1)	February 6, 2013	48,446	$1,379,258
E. Ashton Poole(2)	August 29, 2013	51,020	$1,499,988
Brent P.W. Burgess(1)	February 6, 2013	41,133	$1,171,057
Steven C. Lilly(1)	February 6, 2013	34,278	$975,895

(1)	Consists of restricted stock which vests over four years from the date of grant. The shares of restricted stock are expected to vest ratably in February of each year, beginning in February of 2014.

(2)	Consists of restricted stock which vests over five years from the date of grant. The shares of restricted stock are expected to vest ratably in August of each year, beginning in August of 2014.
Compensation Mix
As discussed in more detail in the section of this prospectus entitled “Compensation of Directors and Executive Officers-Executive Compensation” above, in 2013, the Company’s compensation program was comprised primarily of the following three elements: (i) base salary, (ii) annual cash bonus and (iii) long-term equity compensation. Although it does not allocate a fixed percentage of the NEO compensation packages to each of these elements, the Compensation Committee does seek to achieve an appropriate balance among these elements to incentivize our NEOs to focus on financial and operating results in the near term and the creation of stockholder value over the long-term.
In 2013, salaries comprised 12.9%, 7.9%, 13.4% and 13.3% of total compensation for Messrs. Tucker, Poole, Burgess and Lilly, respectively. The annual base salary of each NEO is to be determined annually at the discretion of the Compensation Committee. Moreover, in 2013, annual cash bonuses comprised 32.0%, 21.0%, 30.3% and 32.7% of total compensation for Messrs. Tucker, Poole, Burgess and Lilly, respectively.
Equity Incentive Plan
The restricted stock awards granted to our NEOs during 2013 that appear in the tables above and below were granted pursuant to the Equity Incentive Plan. On March 18, 2008 we received an exemptive order from the SEC authorizing such issuance of restricted stock to our employees and non-employee directors pursuant to the terms of the Equity Incentive Plan and as otherwise set forth in the exemptive order. In 2008, our Board of Directors approved, and the stockholders voted to approve, the Equity Incentive Plan. The Equity Incentive Plan originally reserved up to 900,000 shares for issuance and in 2012 our Board of Directors and stockholders voted to approve an increase in shares of common stock available for issuance under the Equity Incentive Plan by 1,500,000 shares. Thus, the equity Incentive Plan currently reserves up to 2,400,000 shares of our common stock for issuance. As of December 31, 2013, there were 1,470,122 shares available for issuance under the Equity Incentive Plan.
Participants in the Equity Incentive Plan who are employees may receive awards of options to purchase shares of common stock or grants of restricted stock, as determined by the Board of Directors. The basis of such participation is to provide incentives to our employees in order to attract and retain the services of qualified professionals.
The Equity Incentive Plan includes provisions allowing the issuance of restricted stock to all key employees consistent with such terms and conditions as the Board of Directors shall deem appropriate, subject to the limitations set forth in the plan. Restricted stock refers to an award of stock that is subject to forfeiture restrictions and may not be transferred until such restrictions have lapsed. With respect to awards issued to our employees, the Board of Directors will determine the time or times at which such shares of restricted stock will vest or the terms on which such shares will vest. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution. The Equity Incentive Plan also allows us to issue options to our key employees in the future should our Board of Directors choose to do so.

Our Board of Directors has delegated administration of the Equity Incentive Plan to our Compensation Committee, currently comprised solely of three (3) independent directors who are independent pursuant to the listing requirements of the NYSE. Our Board of Directors may abolish the Compensation Committee at any time and revest in our Board of Directors the administration of the Equity Incentive Plan. Our Board of Directors administers the Equity Incentive Plan in a manner that is consistent with the applicable requirements of the NYSE and the exemptive order.
On February 6, 2013, the Board of Directors, upon recommendation of our Compensation Committee, approved grants of restricted stock awards to Messrs. Tucker, Burgess and Lilly as set forth above. All of these restricted shares of stock were valued at $28.47, the closing price of our common stock on the NYSE on February 6, 2013, the grant date. The restricted share awards granted to these executive officers vest ratably over four years from the grant date.
On August 29, 2013, the Board of Directors, upon recommendation of our Compensation Committee, approved a grant of restricted stock award to Mr. Poole as set forth above. These restricted shares of stock were valued at $29.40, the closing price of our common stock on the NYSE on August 29, 2013, the grant date. The restricted share award granted to Mr. Poole vests ratably over five years from the grant date.
None of these shares of restricted stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of prior to the their vesting date, and, except as otherwise determined by our Board of Directors at or after the grant of each executive officer’s award of restricted stock, any of the shares which have not fully vested will be forfeited, and all rights of the executive officer to such shares shall terminate, without further obligation on the part of the Company, unless the executive officer remains employed with us for the entire vesting period relating to the restricted stock.
In addition, in accordance with the Equity Incentive Plan and each individual award agreement, any share of the Company’s stock distributed with respect to the restricted stock reflected in the table above is subject to the same ratable vesting restrictions, terms and conditions as the restricted stock awarded to each executive officer.

2013 Outstanding Equity Awards at Fiscal Year End
The following table summarizes the number of outstanding equity awards held by each of our NEOs as of December 31, 2013.
2013 Outstanding Equity Awards at Fiscal Year End

Name	Number of Shares of Stock That Have Not Vested		Market Value of Shares of Stock That Have Not Vested(1)
Garland S. Tucker, III	106,097	(2)	$2,933,582
E. Ashton Poole	51,020	(3)	$1,410,703
Brent P.W. Burgess	91,770	(4)	$2,537,441
Steven C. Lilly	73,376	(5)	$2,028,846

(1)	The values of the unvested common stock listed are based on a $27.65 closing price of our common stock as reported on the NYSE on December 31, 2013.

(2)
7,708 of the shares listed will vest on February 4, 2014, 16,390 of the shares listed will vest ratably on February 4 of each year until February 4, 2015, 33,553 of the shares will vest ratably on February 4 of each year until February 4, 2016, and 48,446 of the shares will vest ratably on February 4 of each year until February 4, 2017, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

(3)
Shares will vest ratably on August 29 of each year until August 29, 2018, at which time such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

(4)
6,667 of the shares listed will vest on February 4, 2014, 14,167 of the shares listed will vest ratably on February 4 of each year until February 4, 2015, 29,803 of the shares will vest ratably on February 4 of each year until February 4, 2016, and 41,133 of the shares will vest ratably on February 4 of each year until February 4, 2017, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

(5)
5,208 of the shares listed will vest on February 4, 2014, 11,390 of the shares listed will vest ratably on February 4 of each year until February 4, 2015, 22,500 of the shares listed will vest ratably on February 4 of each year until February 4, 2016, and 34,278 of the shares listed will vest ratably on February 4 of each year until February 4, 2017, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

2013 Option Exercises and Stock Vested
None.
Nonqualified Deferred Compensation for 2013
The following table sets forth information concerning compensation earned by our NEO’s for 2013 under the Company’s Executive Deferred Compensation Plan.

Name	Executive Contributions In 2013 ($)(1)	Registrant Contributions In 2013 ($)(2)	Aggregate Earnings In 2013 ($)(3)	Aggregate Withdrawals/ Distributions In 2013 ($)	Aggregate Balance at 12/31/2013 ($)(4)
Garland S. Tucker, III	—	$61,491	$37,627	—	$168,348
E. Ashton Poole	—	$—	$—	—	$—
Brent P.W. Burgess	—	$58,116	$32,398	—	$146,184
Steven C. Lilly	—	$39,893	$24,956	—	$111,441

(1)	No executive contributions were made during 2013.

(2)
Represents amounts earned for 2012 and contributed to the Executive Deferred Compensation Plan in 2013. All of the amounts shown in this column are also reported in the “All Other Compensation” column of the Summary Compensation Table for 2012.

(3)
Represents earnings on Executive Deferred Compensation Plan balances during 2013. All of the amounts shown in this column are also reported in the “All Other Compensation” column of the Summary Compensation Table for 2013.

(4)	All amounts were included in amounts reported in the “All Other Compensation” column of the Summary Compensation Table in 2013 or a prior year.

During the first quarter of 2012, the Compensation Committee of the Board of Directors approved the Company’s adoption of a non-qualified deferred compensation plan for certain senior executive officers and key employees, including the NEOs (the “Executive Deferred Compensation Plan”). The Executive Deferred Compensation Plan is an unfunded plan maintained for the purpose of providing participating executives with additional deferred compensation. Pursuant to the Executive Deferred Compensation Plan, the Company will contribute certain amounts for the benefit of the participating executives from time to time. In the future, the Company may allow participating executives to elect to contribute on a pre-tax basis up to 50% of their base salary and up to 100% of their cash bonus. The Company may elect to match a portion of such contributions. Contributions to the Executive Deferred Compensation Plan will earn a fixed rate of return. This rate of return is currently determined to equal the rate of return of a hypothetical investment in a mutual fund providing a return equal to the S&P Total Return Index. Participants will be 100% vested in any elective deferrals, and will vest in any Company contributions ratably over four years from the date of the relevant contribution. Distributions to participants are generally payable upon termination of employment.
Potential Payments upon Termination or Change in Control
This section describes and quantifies the estimated compensation payments and benefits that would be paid to our NEOs upon the occurrence of each of the following triggering events:

•	termination upon death or disability (as defined in the Equity Incentive Plan); or

•	occurrence of a change in control in the Company (as defined in the Equity Incentive Plan).
Effective February 2009, as a result of the determination by our Compensation Committee that it would be in the best interests of the Company and our stockholders for the Company to operate without employment agreements, none of our employees is party to an employment agreement with the Company. The information below describes those limited instances in which our NEOs would be entitled to payments or other benefits following a termination of employment and/or upon a change in control of the Company without employment agreements. Our NEOs are “at will” employees and, except as otherwise described below, they are only entitled to payment of accrued salary and vacation time, on the same terms as provided to our other employees, upon any resignation, retirement or termination of employment, with or without cause. Except as otherwise noted below, the calculations below do not include any estimated payments for those benefits that we generally make available on the same terms to our full-time, non-executive employees.

The estimated payments below are calculated based on compensation arrangements in effect as of December 31, 2013 and assume that the triggering event occurred on such date. The estimated benefit amounts are based on a common stock price of $27.65, which was the closing price per share of our common stock on the NYSE on December 31, 2013 and these amounts could be paid lump sum by us should the triggering event occur below. Our estimates of potential benefits are further based on the additional assumptions specifically set forth in the table below. Although these calculations are intended to provide reasonable estimates of potential compensation benefits, the estimated benefit amounts may differ from the actual amount that any individual would receive upon termination or the costs to Triangle associated with continuing certain benefits following termination of employment.
Stock Awards

	Termination For Cause		Termination from Death, from Disability or Occurrence of Change in Control
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Garland S. Tucker, III	—	—	106,097	$2,933,582
E. Ashton Poole	—	—	51,020	$1,410,703
Brent P.W. Burgess	—	—	91,770	$2,537,441
Steven C. Lilly	—	—	73,376	$2,028,846

CERTAIN RELATIONSHIPS AND TRANSACTIONS
The 1940 Act prohibits certain transactions between us, Triangle SBIC, Triangle SBIC II, as well as our and their affiliates, without first obtaining an exemptive order from the SEC. We and Triangle SBIC initially filed a joint exemptive application with the SEC in 2007 and then received exemptive relief to our amended exemptive application in 2008. In 2010, we jointly filed with Triangle SBIC and Triangle SBIC II another amendment to the exemptive application requesting relief under various sections of the 1940 Act to permit us, as the BDC parent, our current SBIC subsidiaries and, to the extent applicable, any of our future wholly-owned subsidiaries, to operate effectively as one company for 1940 Act regulatory purposes. Specifically, the application requested relief to (a) engage in certain transactions with each other, (b) invest in securities in which the other is an investor and engage in transactions with portfolio companies that would not otherwise be prohibited as one company, (c) be subject to modified consolidated asset coverage requirements for senior securities issued by each of us and (d) where such reporting is required for one of Triangle Capital Corporation’s current or future wholly-owned subsidiaries, allow such subsidiary to file reports under the Exchange Act on a consolidated basis with Triangle Capital Corporation. On October 22, 2010, the SEC issued an exemptive relief order approving our requests.
In addition, under current SEC rules and regulations, BDCs may not grant options or restricted stock to directors who are not officers or employees of the BDC. Similarly, under the 1940 Act, BDCs cannot issue stock for services to their executive officers and employees other than options, warrants and rights to acquire capital stock. In March 2008, we received an exemptive relief order from the SEC that (a) permits us to grant restricted stock to our independent directors as a part of their compensation for service on our Board and (b) permits us to grant restricted stock in exchange for or in recognition of services by our executive officers and employees. On March 21, 2013, we received an order from the SEC granting us exemptive relief to permit an increase in our annual grant of restricted stock to our non-employee directors to $50,000 of restricted stock based on the closing stock price of our common stock on the date of grant. Our stockholders approved this amendment at the 2013 Annual Meeting of Stockholders.
For information regarding the amount of common stock owned by members of management, see “Control Persons and Principal Stockholders” below.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
The following table sets forth information with respect to the beneficial ownership of our common stock as of June 26, 2014 by each of our executive officers and independent directors and all of our directors and executive officers as a group. As of June 26, 2014, we are not aware of any 5% beneficial owners of our common stock.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options or warrants that is currently exercisable or exercisable within 60 days of June 26, 2014. Percentage of beneficial ownership is based on 27,939,795 shares of common stock outstanding as of June 26, 2014. The business address of each person below is 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage of Class(2)	Dollar Range of Equity Securities Beneficially Owned(3)(4)
Executive Officers
Garland S. Tucker, III	266,358	(5)	*	over $100,000
E. Ashton Poole	75,978	(6)	*	over $100,000
Brent P.W. Burgess	217,486	(7)	*	over $100,000
Steven C. Lilly	199,639	(8)	*	over $100,000
Independent Directors
W. McComb Dunwoody	150,675	(9)	*	over $100,000
Mark M. Gambill	15,434	(10)	*	over $100,000
Benjamin S. Goldstein	32,070	(11)	*	over $100,000
Simon B. Rich, Jr.	51,366	(12)	*	over $100,000
Sherwood H. Smith, Jr.	91,247	(13)	*	over $100,000
All directors and executive officers as a group	1,100,253		3.9%	over $100,000

* Less than 1.0%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.

(2)	Based on a total of 27,939,795 shares issued and outstanding as of June 26, 2014.

(3)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(4)	The dollar range of equity securities beneficially owned is based on a stock price of $28.22 per share as of June 26, 2014.

(5)	Includes 106,097 shares of unvested restricted stock and 35,987 shares held by Mr. Tucker’s wife.

(6)	Includes 51,020 shares of unvested restricted stock and 842 shares held by Mr. Poole's wife.

(7)	Includes 91,770 shares of unvested restricted stock and 124,683 shares that are pledged as security by Mr. Burgess.

(8)	Includes 73,376 shares of unvested restricted stock.

(9)	Includes 1,926 shares of unvested restricted stock.

(10)	Includes 1,926 shares of unvested restricted stock.

(11)	Includes 1,926 shares of unvested restricted stock.

(12)	Includes 1,926 shares of unvested restricted stock and 5,250 shares held by Mr. Rich’s wife.

(13)	Includes 1,926 shares of unvested restricted stock and 34,825 shares held by Mr. Smith’s wife.

SALES OF COMMON STOCK BELOW NET ASSET VALUE
On May 7, 2014, our stockholders approved our ability to sell or otherwise issue an unlimited number of shares of our common stock at any level of discount from NAV per share for a period of one year ending on the earlier of May 7, 2015 or the date of our 2015 Annual Meeting of Stockholders. In order to sell shares pursuant to this authorization a majority of our directors who have no financial interest in the sale or issuance and a majority of our independent directors must (a) find that the sale or issuance is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold or otherwise issued is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount. Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objective.
In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.
We will not sell or otherwise issue shares under a prospectus supplement to the post-effective amendment to the registration statement of which this prospectus forms a part (the “current amendment”) if the cumulative dilution to the Company’s NAV per share from offerings under the current amendment exceeds 15%. This would be measured separately for each offering pursuant to the current amendment by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV at the time of the first offering is $15.00 and we have 30 million shares outstanding, a sale of 6 million shares at net proceeds to us of $7.50 per share (a 50% discount) would produce dilution of 8.33%. If we subsequently determined that our NAV per share increased to $15.75 on the then 36 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 7.2 million shares at net proceeds to us of $9.45 per share, which would produce dilution of 6.67%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.
Sales or other issuances by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.
The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relative small amount of shares in the offering or a relatively large amount of shares in the offering;

•	new investors who become stockholders by purchasing shares in the offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering
Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.
The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.
The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value), (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from net asset value) and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.01 per share after offering expenses and commissions (a 100% discount from net asset value). Because we are not limited as to the amount of discount from net asset value at which we can offer shares, the fourth example on the following table (an offering at a price of $0.01 per share) is included, however, the Company will not offer shares at a 100% discount to net asset value.The acronym “NAV” stands for “net asset value.”

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%	$8.00	(19.98)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%	$80,020	(19.98)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—	$(19,980)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—	$8.00	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(2.00)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%	—	(19.98)%

Impact On Existing Stockholders Who Do Participate in the Offering
Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who overparticipates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discounts increases.
The following table illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior table (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.5% of an offering of 200,000 shares) rather than its 1.0% proportionate share and (2) 150% of such percentage (i.e. 3,000 shares, which is 1.5% of an offering of 200,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Decrease/Increase to NAV
Total Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage Held by Stockholder A	1.0%	0.92%	(8.33)%	1.08%	8.33%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share on Shares Held Prior to Sale)	$100,000	$108,421	—	$125,263	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,088)	—	$404	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	—	$9.64	—
Dilution/Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage Dilution / Accretion to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.32%

Impact On New Investors
Investors who are not currently stockholders and who participate in an offering below NAV but whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.
The following table illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10%, 20% and 25% discounted offerings as described in the first table above. The illustration is for a new investor who purchases the same percentage (1.0%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Decrease/Increase to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%	$8.00	(19.98)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	—	500	—	1,000	—	2,000	—	2,500	—
Percentage Held by Investor A	—	0.05%	—	0.09%	—	0.17%	—	0.20%	—
Total Asset Values
Total NAV Held by Investor A	—	$4,988	—	$9,909	—	$19,333	—	$20,000	—
Total Investment by Investor A (At Price to Public)	—	$5,000	—	$9,474	—	$16,842	—	$25	—
Total Dilution / Accretion to Investor A (Total NAV Less Total Investment)	—	$(12)	—	$435	—	$2,491	—	$19,975	—
Per Share Amounts
NAV per Share Held by Investor A	—	$9.98	—	$9.91	—	$9.67	—	$8.00	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Dilution / Accretion per Share Held by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—	$7.99	—
Percentage Dilution / Accretion to Investor A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	4.60%	—	14.79%	—	79,900.00%

DIVIDEND REINVESTMENT PLAN
We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our common stockholders, unless a common stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our common stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.
No action will be required on the part of a registered common stockholder to have his or her cash dividend reinvested in shares of our common stock. A registered common stockholder may elect to receive an entire dividend in cash by notifying Computershare, the “Plan Administrator” and our transfer agent and registrar, in writing so that such notice is received by the Plan Administrator no later than the record date for dividends to common stockholders. The Plan Administrator will set up an account for shares acquired through the plan for each common stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a common stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the Plan Administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Those common stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.
We intend to use primarily newly issued shares to implement the plan, so long as our shares are trading at or above net asset value. If our shares are trading below net asset value, we intend to purchase shares in the open market in connection with our implementation of the plan. If we use newly issued shares to implement the plan, the number of shares to be issued to a common stockholder is determined by dividing the total dollar amount of the dividend payable to such common stockholder by the market price per share of our common stock at the close of regular trading on the New York Stock Exchange, or the NYSE, on the dividend payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their reported bid and asked prices. If we purchase shares in the open market to implement the plan, the number of shares to be issued to a common stockholder is determined by dividing the total dollar amount of the dividend payable to such common stockholder by the average price per share for all shares purchased by the Plan Administrator in the open market in connection with the dividend. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our common stockholders have been tabulated.
There will be no brokerage charges or other charges to common stockholders who participate in the plan. However, certain brokerage firms may charge brokerage charges or other charges to their customers. We will pay the Plan Administrator’s fees under the plan. If a participant elects by written notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.
Common stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are common stockholders who elect to receive their dividends in cash. A common stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the common stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. common stockholder’s account.
Participants may terminate their accounts under the plan by notifying the Plan Administrator via its website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of their statement and sending it to the Plan Administrator at Computershare, P.O. Box 30170, College Station, Texas 77842-3170, or by calling the Plan Administrator at (866) 228-7201.
We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the Plan Administrator by mail at Computershare, P.O. Box 30170, College Station, Texas 77842-3170.

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.
Capital Stock
Our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.001 per share, of which 27,903,696 shares were outstanding as of March 31, 2014. Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
Common Stock
All shares of our common stock have equal rights as to earnings, assets, distribution and voting privileges, except as described below, and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of a liquidation, dissolution or winding up of our company, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
SBA Leverage
Debentures issued by our SBIC subsidiaries and guaranteed by the SBA generally have a maturity of ten years, with interest payable semi-annually. As of March 31, 2014, the maximum statutory limit on the dollar amount of outstanding SBA-guaranteed debentures that may be issued by a single SBIC was $150.0 million and $225.0 million for a group of SBICs under common control. As of March 31, 2014, Triangle SBIC had issued $118.7 million of SBA-guaranteed debentures and has the current capacity to issue up to the statutory maximum of $150.0 million, subject to SBA approval. As of March 31, 2014, Triangle SBIC II had issued $75.0 million in face amount of SBA-guaranteed debentures. The weighted average interest rate for all SBA guaranteed debentures as of March 31, 2014, was 4.07%.
Outstanding Securities
Set forth below are our outstanding classes of securities as of March 31, 2014.

Title of Class	Amount Authorized		Amount held by Company or for its Account	Amount Outstanding
Common Stock	150,000,000		—	27,903,696
SBA-Guaranteed Debentures	$225,000,000	(1)	—	$193,330,441
2019 Senior Notes	$75,000,000		—	$69,000,000
2022 Senior Notes	$80,500,000		—	$80,500,000

(1)	For more information regarding our limitations as to SBA-guaranteed debenture issuances, see “Regulation — Small Business Administration Regulation” below.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which he or she is finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest.
Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity. Our bylaws also require us, to the maximum extent permitted by Maryland law, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses incurred by any such indemnified person in advance of the final disposition of a proceeding.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
We have purchased directors’ and officers’ insurance policies covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.
Provisions of The Maryland General Corporation Law and Charter And Bylaws
The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Director Terms; Election of Directors
Our charter provides that the term of each director is one year unless and until the Board of Directors, acting by authority provided under Section 3-802 of the Maryland General Corporation Law, establishes staggered terms in the manner provided in Section 3-803 of the Maryland General Corporation Law. Our bylaws currently provide that in uncontested elections, directors are elected if the number of votes cast for such nominee's election exceed the number of votes cast against such nominee's election. In a contested election (i.e., the number of nominees exceeded the number of directors to be elected), directors would be elected by a plurality of votes cast in such election. Pursuant to our corporate governance guidelines, incumbent directors must agree to tender their resignation if they fail to receive the required number of votes for re-election, and in such event the Board of Directors will act within 90 days following certification of the shareholder vote to determine whether to accept the director’s resignation. These procedures are described in more detail in our corporate governance guidelines, which are available under “Corporate Governance” on the Investor Relations section of our website at http://ir.tcap.com. The Board of Directors may consider any factors it deems relevant in deciding whether to accept a director’s resignation. If a director’s resignation offer is not accepted by the Board of Directors, the Company expects that such director would continue to serve until Triangle’s next Annual Meeting of stockholders or until his or her successor is duly elected and qualified, or until the director’s earlier death, resignation, or removal.   Any director nominee who is not an incumbent director and who does not receive a majority vote in an uncontested election will not be elected as a director, and a vacancy will be left on the Board of Directors. The Board of Directors, in its sole discretion, may either fill a vacancy resulting from a director nominee not receiving a majority vote pursuant to the Bylaws or decrease the size of the Board of Directors to eliminate the vacancy. Pursuant to our charter and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one nor more than 12. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Our charter provides that a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.
Action by Stockholders
Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter permits only as set forth in our bylaws or in the terms of any class or series of preferred stock). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who is a stockholder of record both at the time of giving the notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the Board of Directors at a special meeting may be made only (1) by or at the direction of the Board of Directors or (2) provided that the meeting has been called in accordance with our bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving the notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meeting of Stockholders
Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary to act upon any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of amendments to our charter and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75.0% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75.0% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.
Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act, or the Control Share Act, discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights, unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any class or series of stock, to one or more transactions occurring after the date of determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.
Control Share Acquisitions
The Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.
The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if our Board of Directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.
Business Combinations
Under the Maryland Business Combination Act, or the Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10.0% or more of the voting power of the corporation’s outstanding voting stock; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the 5-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Moreover, it does not apply to a corporation, such as us, registered under the 1940 Act as a closed-end investment company unless the board of directors adopts a resolution that the corporation will be subject to the Business Combination Act. Our Board of Directors has not adopted and does not presently intend to adopt such a resolution.

Subtitle 8
Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Securities Exchange Act of 1934 and at least three independent directors to elect to be subject by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions:

•	a classified board,

•	a two-thirds vote requirement for removing a director,

•	a requirement that the number of directors be fixed only by vote of the directors,

•	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors and which the vacancy occurred and

•	a majority requirement for the calling of a special meeting of stockholders.
Pursuant to Subtitle 8, we have elected to provide that vacancies on our Board of Directors may be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred. Through provisions in our charter and bylaws unrelated to Subtitle 8, we already (a) require a two-thirds vote for the removal any director from the Board, (b) vest in the Board the exclusive power to fix the number of directorships and (c) require, unless called by our Board of Directors or certain of our officers, the request of stockholders entitled to cast a majority of the votes entitled to be cast on any matter that may properly be considered at a meeting of stockholders to call a special meeting.
Conflict with 1940 Act
Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK
Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.
The 1940 Act generally requires that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets less liabilities not represented by indebtedness, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. Further, the 1940 Act requires that any distributions we make on preferred stock be cumulative. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•
the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of additional material U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.
All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension. The dividend rate to be variable and determined for each dividend period.

DESCRIPTION OF OUR WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•
in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•
in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of additional material U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.
We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.
Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in our best interests and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities. Our stockholders voted to allow us to issue warrants at our 2011 Annual Meeting of Stockholders.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;

•	the exercise price or a formula for the determination of the exercise price for such subscription rights;

•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of additional material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.
Exercise of Subscription Rights
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void. We have not previously completed such an offering of subscription rights.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES
In March 2012, we issued $69.0 million in aggregate principal amount of our 7.00% senior notes due 2019, or the “2019 Senior Notes,” for net proceeds of approximately $66.6 million after deducting the underwriting discount and offering expenses. The 2019 Senior Notes are listed on the New York Stock Exchange under the symbol “TCC.” The 2019 Senior Notes will mature on March 15, 2019. The principal payable at maturity will be 100.00% of the aggregate principal amount. The interest rate of the 2019 Senior Notes is 7.00% per year and is paid every March 15, June 15, September 15 and December 15 commencing June 15, 2012, and the regular record dates for interest payments are every March 1, June 1, September 1 and December 1 commencing June 1, 2012. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day, and no additional interest will accrue as a result of such delayed payment. The indenture does not contain any provisions that give the holder of our 2019 Senior Notes protection in the event we issue a large amount of debt or we are acquired by another entity. The initial interest period was the period from and including the issuance date to, but excluding, the initial interest payment date, and the subsequent interest periods are the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be. We issued the 2019 Senior Notes in denominations of $25.00 and integral multiples of $25.00 in excess thereof. The 2019 Senior Notes are not subject to any sinking fund and holders of the 2019 Senior Notes do not have the option to have the 2019 Senior Notes repaid prior to the stated maturity date.
In October 2012, we issued $70.0 million in aggregate principal amount of our 6.375% senior notes due 2022, or the “2022 Senior Notes” and, together with the 2019 Senior Notes, the “Senior Notes.” In November 2012, we issued an additional $10.5 million of 2022 Senior Notes. Net proceeds from the two issuances of 2022 Senior Notes were $77.8 million after deducting the underwriting discount and offering expenses. The 2022 Senior Notes are listed on the New York Stock Exchange under the symbol “TCCA.” The 2022 Senior Notes will mature on December 15, 2022. The principal payable at maturity will be 100.00% of the aggregate principal amount. The interest rate of the 2022 Senior Notes is 6.375% per year and is paid every March 15, June 15, September 15 and December 15 commencing June 15, 2012, and the regular record dates for interest payments are every March 1, June 1, September 1 and December 1 commencing December 15, 2012. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day, and no additional interest will accrue as a result of such delayed payment. The indenture does not contain any provisions that give the holder of our 2022 Senior Notes protection in that event we issue a large amount of debt or we are acquired by another entity. The initial interest period was the period from and including the issuance date to, but excluding, the initial interest payment date, and the subsequent interest periods are the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be. We issued the 2022 Senior Notes in denominations of $25.00 and integral multiples of $25.00 in excess thereof. The 2022 Senior Notes are not subject to any sinking fund and holders of the 2022 Senior Notes do not have the option to have the 2019 Senior Notes repaid prior to the stated maturity date.
The Senior Notes are our direct unsecured obligations and rank: (i) pari passu with our future senior unsecured indebtedness; (ii) senior to any of our future indebtedness that expressly provides it is subordinated to the Senior Notes; (iii) effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our $165.0 million revolving credit facility; and (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of the Company’s two SBIC subsidiaries.
The 2019 Senior Notes and 2022 Senior may be redeemed in whole or in part at any time or from time to time at our option on or after March 15, 2015 and December 15, 2015, respectively, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of $25.00 per Senior Note plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to the date fixed for redemption.
The holder of our Senior Notes may be prevented from exchanging or transferring the Senior Notes when they are subject to redemption. In case any Senior Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Senior Note, the holder will receive, without a charge, a new Senior Note or Senior Notes of authorized denominations representing the principal amount of such holder’s remaining unredeemed Senior Notes. Any exercise of our option to redeem the Senior Notes will be done in compliance with the 1940 Act.
If we redeem only some of the 2019 Senior Notes or same of the 2022 Senior Notes, The Bank of New York Mellon Trust Company, N.A., the trustee for both series of Senior Notes, or the Trustee, will determine the method for selection of the particular Senior Notes to be redeemed, in accordance with the 1940 Act to the extent applicable and in accordance with the rules of any national securities exchange or quotation system on which the Senior Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Senior Notes called for redemption.
The Trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the Trustee protection reasonably satisfactory to it from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the 2019 Senior Notes or a majority in principal amount of the 2022 Senior Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the Trustee. The Trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or event of default. Holders of the Senior Notes may bypass the Trustee and bring a lawsuit or other formal legal action or take other steps to enforce rights or protect interests relating to the Senior Notes in certain circumstances.
Under the indentures governing the Senior Notes, there are certain events of default, the occurrence of which may lead to the Senior Notes being due and payable immediately. An event of default under the indenture could have a material adverse effect on our business, financial conditions and results of operations.
We may issue additional debt securities in one or more series in the future which, if publicly offered, will be under an indenture to be entered into between us and a trustee. The specific terms of each series of debt securities we publicly offer will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. The description below is a summary with respect to future debt securities we may issue and not a summary of the Senior Notes.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and The Bank of New York Mellon Trust Company, N.A., a financial institution acting as trustee on behalf of investors, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce rights of investors against us if we default. There are some limitations on the extent to which the trustee acts on behalf of investors. Second, the trustee performs certain administrative duties for us.
Because this section is a summary, it does not describe every aspect of the debt securities we have and may issue and the indenture. We urge you to read the indenture because it, and not this description, defines rights of a holder of debt securities. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.
If we offer additional debt securities in the future, the prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•
whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any events of default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•
whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other material terms.
The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement, which will accompany this prospectus, states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
General
The indenture provides that any debt securities proposed to be sold under this prospectus and the applicable prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
The indenture does not contain any provisions that give the holder of debt securities protection in the event we issue a large amount of debt or we are acquired by another entity.
We refer you to the applicable prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
We expect that we will usually issue debt securities in book entry only form represented by global securities and will specify the method of issuance in the applicable prospectus supplement.

Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the applicable prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), whether conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the applicable prospectus supplement.
Payment
Unless otherwise specified in the applicable prospectus supplement, we will pay interest to the person listed in the trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
Investors will have rights if an Event of Default occurs with respect to the debt securities of their respective series and the Event of Default is not cured, as described later in this subsection.
The term “Event of Default” with respect to the relevant series of debt securities means any of the following (unless the applicable prospectus supplement or supplemental indenture relating to such debt securities states otherwise):

•	We do not pay the principal of any debt security of the series on its due date.

•	We do not pay interest on any debt security of the series when due, and such default is not cured within 30 days.

•
We remain in breach of any other covenant with respect to the debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25.00% of the principal amount of debt securities of the issuer.

•
We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and, in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days.

•	On the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100.00%.

•	Any other Event of Default with respect to debt securities of the series described in the applicable prospectus supplement or supplemental indenture occurs.
An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
Unless the applicable prospectus supplement specifies otherwise, if an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25.00% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.
The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection reasonably satisfactory to it from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before a holder of debt securities is allowed to bypass the trustee and bring a lawsuit or other formal legal action or take other steps to enforce the holder’s rights or protect the holder’s interests relating to the debt securities, the following must occur:

•	The holder must give the trustee written notice that an Event of Default has occurred and remains uncured.

•
The holders of at least 25.00% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.
However, the holder is entitled at any time to bring a lawsuit for the payment of money due on the holder’s debt securities on or after the due date.
Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.
Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

•
The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us notice of default or our default having to exist for a specified period of time were disregarded.

•	We must deliver certain certificates and documents to the trustee.

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring the Holder’s Approval
First, there are changes that we cannot make to the debt securities without approval from each affected holder. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair the holder’s right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults; and

•
modify any other material aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants.

Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•
If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of a series of debt securities issued under the indenture may waive our compliance with some of our covenants applicable to that series.

Further Details Concerning Voting
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under applicable law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, the holder of debt securities would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay debt securities of the holders. In order to achieve covenant defeasance, the following conditions must be satisfied:

•
If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their due dates.

•
We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing holders to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

•	Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

•
No default or event of default with respect to the debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
If we accomplish covenant defeasance, a holder can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, a holder may not be able to obtain payment of the shortfall.
Full Defeasance
If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if the following conditions are satisfied in order for a holder to be repaid:

•
If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•
We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing a holder to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid the holder, his or her respective share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for the holder’s debt securities and the holder would recognize gain or loss on the debt securities at the time of the deposit.

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

•	Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments.

•
No default or event of default with respect to the debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, a holder would have to rely solely on the trust deposit for repayment of the debt securities. A holder could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.
Resignation of Trustee
The trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to those series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions — Subordination and Senior Indebtedness
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to a holder to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities.
“Senior Indebtedness” is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•
our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.
The Trustee Under the Indenture
The Bank of New York Mellon Trust Company, N.A., serves as the trustee under the indenture.
Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.
Book-Entry Procedures
Unless otherwise specified in the applicable prospectus supplement, the Depository Trust Company (“DTC”) will act as securities depositary for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.
DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).
DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s Ratings Services’ highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.
Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.
To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.
Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.
Redemption proceeds, distributions, and interest payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.
DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.
The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF OUR UNITS
As will be specified in the applicable prospectus supplement, we may issue units comprised of one or more of the other securities described in this prospectus in any combination and offer such units to the public. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The prospectus supplement will describe:

•
the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.
We will ensure that any issuance of third party securities other than U.S. Treasuries complies with SEC interpretive guidance.
If a unit includes a share of common stock, the public offering price for the unit will reflect a price per share of common stock that equals or exceeds our then current net asset value per share, unless the requirements of Section 63 of the 1940 Act have been satisfied. Section 63 permits us to sell shares of common stock below our then current net asset value per share if: (1) the majority of our Board of Directors approves the offering as being in the best interests of us and our stockholders, (2) a majority of our stockholders (including a majority of our stockholders who are not affiliated persons of us) have approved the issuance of common stock below the then current net asset value per share in the 12 months preceding the offering and (3) the offering price closely approximates the market value of the common stock. If the Section 63 requirements are met, the price per share of common stock included in a unit may be below the Company’s then current net asset value per share. See “Sales of Common Stock Below Net Asset Value” for more information.
Units may also include warrants to purchase shares of our common stock in the future. We may generally only offer such warrants if (1) the warrants expire by their terms within ten years, (2) the exercise price is not less than the market value of our common stock at the date of issuance, (3) the exercise prices is not less than the then current net asset value per share of our common stock (unless the Section 63 requirements are met), (4) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (5) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.
Units may also include subscription rights to purchase shares of our common stock. We will not offer transferable subscription rights in a unit providing for subscription at a price below the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued.
Units may also include debt securities. If such debt securities are convertible into shares of our common stock, the exercise price for such conversion will not be less than the net asset value per share of our common stock at the time of issuance of the unit (unless the Section 63 requirements are met).
The descriptions of the units and any applicable underlying security or pledge or depositary arrangements in this prospectus and in any prospectus supplement are summaries of the material provisions of the applicable agreements and are subject to, and qualified in their entirety by reference to, the terms and provisions of the applicable agreements, forms of which have been or will be filed as exhibits to the registration statement of which this prospectus forms a part.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our securities. This summary does not purport to be a complete description of the income tax considerations applicable to us or to investors in our securities. For example, we have not described tax consequences that we assume to be known generally by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, partnerships and other pass-through entities, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold shares of our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and do not intend to seek any ruling from the Internal Revenue Service, or the IRS, regarding any offer and sale of our securities under this prospectus. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
For purposes of our discussion, a “U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if (i) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

For purposes of our discussion, a “Non-U.S. stockholder” means a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).
If an entity treated as a partnership for U.S. federal income tax purposes (a “partnership”) holds shares of our common stock, the tax treatment of a partner or member of the partnership will generally depend upon the status of the partner or member and the activities of the partnership. A prospective stockholder that is a partner or member in a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Taxation in Connection with Holding Securities other than our Common Stock
We intend to describe in any prospectus supplement related to the offering of preferred stock, units, debt securities, warrants or rights offerings to purchase our common stock or preferred stock, the U.S. federal income tax considerations applicable to such securities as will be sold by us pursuant to that prospectus supplement, including the taxation of any debt securities that will be sold at an original issue discount or acquired with market discount or amortizable bond premium and the tax treatment of sales, exchanges or retirements of our debt securities.
Election to be Taxed as a RIC
We have qualified and elected to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ended December 31, 2007. As a RIC, we generally are not subject to corporate-level U.S. federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our

“investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the Annual Distribution Requirement. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.
Taxation as a RIC
Provided that we maintain our qualification as a RIC, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gain in excess of net short-term capital loss) that we timely distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.
We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98.0% of our ordinary income for each calendar year, (ii) 98.2% of our capital gain net income for the calendar year and (iii) any income recognized, but not distributed, in preceding years and on which we paid no U.S. federal income tax.
In order to maintain our qualification as a RIC for U.S. federal income tax purposes, we must, among other things:

•	meet the Annual Distribution Requirement;

•	qualify to be treated as a BDC or be registered as a management investment company under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or foreign currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code), or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

•
no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships,” or the Diversification Tests.

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.
In order to meet the 90% Income Test, we have established several special purpose corporations, and in the future may establish additional such corporations, to hold assets from which we do not anticipate earnings dividend, interest or other income under the 90% Income Test (the "Taxable Subsidiaries"). Any investments held through a Taxable Subsidiary generally are subject to U.S. federal income and other taxes, and therefore we can expect to achieve a reduced after-tax yield on such investments.
We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred Loan Origination Fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.
Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to maintain RIC tax treatment and thus become subject to corporate-level income tax.
Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.
Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.
Investments by us in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes, and therefore, our yield on any such securities may be reduced by such non-U.S. taxes. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.
If we purchase shares in a “passive foreign investment company,” or PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to it. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.
Under Section 988 of the Code, gain or loss attributable to fluctuations in exchange rates between the time we accrue income, expenses, or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. Under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Qualifying Assets” and “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
If we fail to satisfy the Annual Distribution Requirement or otherwise fail to maintain our qualification as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our stockholders. See “Failure To Obtain RIC Tax Treatment.”
As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. U.S. federal income tax law generally permits a RIC to carry forward (i) the excess of its net short-term capital loss over its net long-term capital gain for a given year as a short-term capital loss arising on the first day of the following year and (ii) the excess of its net long-term capital loss over its net short-term capital gain for a given year as a long-term capital loss arising on the first day of the following year. Future transactions we engage in may cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code. Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.
As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the entity is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the entity is not treated as a “qualified publicly traded partnership,”, however, the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.
We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.
We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.
Taxation of U.S. Stockholders
Whether an investment in shares of our common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax advisors before making an investment in our common stock.
Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gain. Distributions of our “investment company taxable income” (which generally is our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate U.S. stockholders

(including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to “qualifying dividends” at a maximum federal income tax rate of 20% provided that we properly report such distribution as “qualified dividend income” in a written statement furnished to our stockholders and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by us will be attributable to qualifying dividends; therefore, our distributions generally will not qualify for the preferential rates applicable to qualified dividend income. Distributions of our net capital gain (which generally is our net long-term capital gain in excess of net short-term capital loss) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gain (at a maximum federal income tax rate of 20% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder.
Although we currently intend to distribute any long-term capital gain at least annually, we may in the future decide to retain some or all of our long-term capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gain at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”
We could be subject to the alternative minimum tax, or the AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect U.S. stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that distributions paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.
For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution, and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.
A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital loss may be subject to other limitations under the Code.
In general, non-corporate U.S. stockholders, including individuals, trusts and estates, are subject to U.S. federal income tax at a maximum rate of 20%) on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital loss for a year (which we define as capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital loss of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital loss for a year, but may carry back such losses for three years or carry forward such losses for five years.
Certain U.S. stockholders who are individuals, estates or trusts generally are subject to a 3.8% Medicare tax on, among other things, dividends on, and capital gain from the sale or other disposition of, shares of our common stock.
A “publicly offered” RIC is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a non-corporate stockholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional dividend to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For non-corporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to individuals to the extent they exceed 2% of such a stockholder’s adjusted gross income, and are not deductible for AMT purposes. Because we anticipate that shares of our common stock will continue to be regularly traded on an established securities market, we believe that we will continue to qualify as a “publicly offered regulated investment company.”
We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a written statement detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
We may be required to withhold U.S. federal income tax, or backup withholding at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (i) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding tax is not an additional tax, and any amount withheld may be refunded or credited against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.
For taxable years beginning after December 31, 2013, if certain disclosure requirements related to U.S. accounts or ownership are not satisfied, a U.S. federal withholding tax at a 30% rate will be imposed on dividends received by U.S. stockholders that own their stock through foreign accounts or foreign intermediaries. In addition, for taxable years beginning after December 31, 2016, if certain disclosure requirements related to U.S. accounts or ownership are not satisfied, a U.S. federal withholding tax at a 30% rate will be imposed on proceeds of sale in respect of our stock received by U.S. stockholders that own their stock through foreign accounts or foreign intermediaries. We will not pay any additional amounts in respect of any amounts withheld.
Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of our stock of $2 million or more for an individual, S corporation, trust or a partnership with at least one non-corporate partner or $10 million or more for a stockholder that is either a corporation or a partnership with only corporate partners in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on IRS Form 8886 (or successor form). Direct stockholders of portfolio securities in many cases are exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders
Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.
Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits, unless an applicable exception applies.
Actual or deemed distributions of our net capital gain to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of U.S. federal income tax at a rate of 30% on capital gain of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax.
If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.
Distributions of our “investment company taxable income” and net capital gain (including deemed distributions) to Non-U.S. stockholders, and gain realized by Non-U.S. stockholders upon the sale of our common stock that is “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the United States), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Non-U.S. stockholders may also be subject to an additional branch profits tax at a rate of 30% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a non-corporate Non-U.S. stockholder, we may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the Non-U.S. stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.
The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in our shares.
A Non-U.S. stockholder who is a nonresident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
For taxable years beginning after December 31, 2013, if certain disclosure requirements related to U.S. accounts or ownership are not satisfied, a U.S. federal withholding tax at a 30% rate will be imposed on dividends received by certain Non-U.S. stockholders. In addition, for taxable years beginning after December 31, 2016, if certain disclosure requirements related to U.S. accounts or ownership are not satisfied, a U.S. federal withholding tax at a 30% rate will be imposed on proceeds of sale in respect of shares of our common stock received by certain Non-U.S. stockholders. If payment of withholding taxes is required, Non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends and proceeds will be required to seek a refund from the IRS to obtain the benefit of such exemption or reduction. We will not pay any additional amounts in respect of any amounts withheld.
Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure To Obtain RIC Tax Treatment
If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).
If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits (in the case of non-corporate U.S. stockholders, generally at a maximum federal income tax rate applicable to qualified dividend income of 20%). Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.
If we fail to meet the RIC requirements for more than two consecutive years and then, seek to re-qualify as a RIC, we would be subject to corporate-level taxation on any built-in gain recognized during the succeeding 10-year period unless we made a special election to recognize all such built-in gain upon our re-qualification as a RIC and to pay the corporate-level tax on such built-in gain.
Possible Legislative or Other Actions Affecting Tax Considerations
Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in our stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process any by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could affect the tax consequences of an investment in our stock.
State and Local Tax Treatment
The state and local tax treatment may differ from federal income tax treatment.
The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

REGULATION
The following is a general summary of the material regulatory provisions affecting BDCs. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.
Both we and Triangle SBIC individually have elected to be regulated as BDCs under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.
In addition, the 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67.0% or more of the voting securities present at a meeting if the holders of more than 50.0% of our outstanding voting securities are present or represented by proxy, or (ii) 50.0% of our voting securities.
Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:
(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act and rules adopted pursuant thereto as any issuer which:
(a) is organized under the laws of, and has its principal place of business in, the United States;
(b) is not an investment company (other than an SBIC wholly-owned by the BDC) or a company that would be an investment company but for exclusions under the 1940 Act for certain financial companies such as banks, brokers, commercial finance companies, mortgage companies and insurance companies; and
(c) satisfies any of the following:
(i) does not have any class of securities with respect to which a broker or dealer may extend margin credit;
(ii) is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company;
(iii) is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million;
(iv) does not have any class of securities listed on a national securities exchange; or
(v) has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250.0 million.
(2) Securities in companies that were eligible portfolio companies when we made our initial investment if certain other requirements are satisfied.
(3) Securities of any eligible portfolio company that we control.
(4) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance (other than conventional lending or financing arrangements).
(5) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60.0% of the outstanding equity of the eligible portfolio company.
(6) Securities received in exchange for or distributed on or with respect to securities described in (1) through (5) above, or pursuant to the exercise of warrants or rights relating to such securities.
(7) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2), (3) or (4) above.
Managerial Assistance to Portfolio Companies
In order to count portfolio securities as qualifying assets for the purpose of the 70.0% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available “significant managerial assistance” means, among other things, any arrangement whereby we, through our directors, officers or employees, offer to provide, and, if accepted, do so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.
Temporary Investments
Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70.0% of our assets are qualifying assets. We may invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25.0% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the asset diversification tests required to maintain our qualification as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our management team will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.
Senior Securities
We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200.0% immediately after each such issuance. In addition, while any senior securities remain outstanding (other than senior securities representing indebtedness issued in consideration of a privately arranged loan which is not intended to be publicly distributed), we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5.0% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a regulated investment company, we will continue to need additional capital to finance our growth and regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.”
Code of Business Conduct and Ethics and Corporate Governance Guidelines
We have adopted, pursuant to Rule 17j-1 of the 1940 Act, a code of ethics, which we call our “Code of Business Conduct and Ethics,” and corporate governance guidelines, which collectively cover ethics and business conduct. These documents apply to our directors, officers and employees, establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with certain requirements. Our Code of Business Conduct and Ethics and corporate governance guidelines are publicly available on the Investor Relations section of our website under “Corporate Governance” at http://tcap.client.shareholder.com/governance.cfm. You may read and copy the code of ethics or any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330 or (202) 942-8090. In addition, the code of ethics is attached as an exhibit to our annual report on Form 10-K and is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain a copy of our code of ethics, after paying a duplicating fee, by electronic request at the following URL: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102. We will report any material amendments to or waivers of a required provision of our Code of Business Conduct and Ethics and corporate governance guidelines on our website or in a Current Report on Form 8-K. Information contained on our website is not incorporated by reference into this prospectus and any prospectus supplement, and you should not consider that information to be part of this prospectus.
Proxy Voting Policies and Procedures
We vote proxies relating to our portfolio securities in a manner which we believe will be in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.
Our proxy voting decisions are made by the investment professionals who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.
Stockholders may, without charge, obtain information regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612 or by calling our investor relations department collect at (919) 719-4770.

Other
We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.
We are periodically examined by the SEC for compliance with the 1940 Act.
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a chief compliance officer to be responsible for administering the policies and procedures. See “Management — Compliance Policies and Procedures.”
Small Business Administration Regulations
Triangle SBIC and Triangle SBIC II are licensed by the Small Business Administration, or SBA, to operate as Small Business Investment Companies, or SBICs, under Section 301(c) of the Small Business Investment Act of 1958. Triangle SBIC’s SBIC license became effective on September 11, 2003 and Triangle SBIC II’s SBIC license became effective on May 26, 2010.
SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Triangle SBIC and Triangle SBIC II have typically invested in senior and subordinated debt, acquired warrants and/or made equity investments in qualifying small businesses.
Under current SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18.0 million and have average annual net income after federal income taxes not exceeding $6.0 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote at least 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6.0 million and have average annual net income after federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow-on investments in the company, regardless of the size of the portfolio company at the time of the follow-on investment, up to the time of the portfolio company’s initial public offering.
The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the United States, to businesses engaged in certain prohibited industries, and to certain “passive” (non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than 30.0% of the SBIC’s regulatory capital (as defined by the SBA) in any one portfolio company.
The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). Although prior regulations prohibited an SBIC from controlling a small business concern except in limited circumstances, regulations adopted by the SBA in 2002 now allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.
The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

An SBIC (or group of SBICs under common control) can currently have outstanding at any time debentures guaranteed by the SBA in amounts up to two times (and in certain cases, up to three times) the amount of its regulatory capital, which generally is the amount raised from private investors. Debentures guaranteed by the SBA have a maturity of ten years, with interest payable semi-annually. As of March 31, 2014, the maximum statutory limit on the dollar amount of outstanding SBA-guaranteed debentures that may be issued by a single SBIC was $150.0 million and by a group of SBICs under common control was $225.0 million.
As of March 31, 2014, Triangle SBIC had issued approximately $118.7 million of SBA-guaranteed debentures and Triangle SBIC II had issued $75.0 million in face amount of SBA-guaranteed debentures. The weighted average interest rate for all SBA-guaranteed debentures as of March 31, 2014 was 4.07%. As of March 31, 2014, all SBA-guaranteed debentures were pooled.
SBICs must invest idle funds that are not being used to make loans in investments permitted under SBA regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.
SBICs are periodically examined and audited by the SBA’s staff to determine their compliance with SBIC regulations and are periodically required to file certain forms with the SBA. Triangle SBIC and Triangle SBIC II were audited by the SBA during 2013, and there were no unresolved findings from the audit.
Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.
Securities Exchange Act of 1934 and Sarbanes-Oxley Act Compliance
We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•
pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding its assessment of our internal control over financial reporting, and separately, our independent registered public accounting firm audits our internal controls over financial reporting; and

•
pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal control over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The New York Stock Exchange Corporate Governance Regulations
The NYSE has adopted corporate governance regulations that listed companies must comply with. We believe we currently are in compliance with such corporate governance listing standards. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we stay in compliance.

PLAN OF DISTRIBUTION
We may sell our securities through underwriters or dealers, directly to one or more purchasers or through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our securities will also be named in the applicable prospectus supplement.
The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our securities less any underwriting commissions or discounts must equal or exceed the net asset value per share of our securities except that we may sell shares of our securities at a price below net asset value per share if a majority of the number of beneficial holders of our stock have approved such a sale or if the following conditions are met: (i) holders of a majority of our stock and a majority of our stock not held by affiliated persons have approved issuance at less than net asset value per share during the one year period prior to such sale; (ii) a majority of our directors who have no financial interest in the sale and a majority of such directors who are not interested persons of us have determined that such sale would be in our best interest and in the best interests of our stockholders; and (iii) a majority of our directors who have no financial interest in the sale and a majority of such directors who are not interested persons of us, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of us of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.
On May 7, 2014, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of May 7, 2015 or the date of our 2015 Annual Meeting of Stockholders. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interests to do so.
In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.
We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).
Any of our common stock sold pursuant to a prospectus supplement will be listed on the NYSE, or another exchange on which our common stock is traded.
Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.
The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10.0% for the sale of any securities being registered.
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
Our securities are held under custody agreements by Branch Banking and Trust Company and Fifth Third Bank. The addresses of the custodians are: Branch Banking and Trust Company, Attn: Mortgage Custody Department of Corporate Trust Services, 5130 Parkway Plaza Boulevard, Charlotte, NC 28217 and Fifth Third Bank, Attn: Custody Services, 201 North Tyson Street, Ste. 1800, Charlotte, NC 28202. Computershare acts as our transfer agent, dividend paying agent and registrar of our common stock. The principal business address of our transfer agent, dividend paying agent and registrar is Computershare, P.O. Box 30170, College Station, Texas 77842-3170, telephone number: (866) 228-7201.
BROKERAGE ALLOCATION AND OTHER PRACTICES
We did not pay any brokerage commissions during the three years ended December 31, 2013 in connection with the acquisition and/or disposal of our investments. We generally acquire and dispose of our investments in privately negotiated transactions; therefore, we infrequently use brokers in the normal course of our business. Our management team is primarily responsible for the execution of any publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, if we use a broker, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.
LEGAL MATTERS
Certain legal matters will be passed upon for us by Morrison & Foerster LLP, Washington, DC. Venable LLP, Baltimore, Maryland, will pass upon the legality of the securities offered by us and certain other matters of Maryland law. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement, if any.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP, an independent registered public accounting firm whose address is 4130 ParkLake Avenue, Suite 500, Raleigh, North Carolina 27612, has audited our consolidated financial statements and financial highlights at December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, as set forth in their report. We have included our consolidated financial statements and financial highlights in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s report, given on its authority as an expert in accounting and auditing.

AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.
We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements, code of ethics and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549.

Triangle Capital Corporation
INDEX TO FINANCIAL STATEMENTS
Unaudited Consolidated Financial Statements
Audited Consolidated Financial Statements

F-i

TRIANGLE CAPITAL CORPORATION
Consolidated Balance Sheets

	March 31, 2014	December 31, 2013
	(Unaudited)
Assets:
Investments at fair value:
Non-Control / Non-Affiliate investments (cost of $565,681,884 and $528,021,069 at March 31, 2014 and December 31, 2013, respectively)	$578,923,349	$546,043,946
Affiliate investments (cost of $96,920,921 and $107,418,051 at March 31, 2014 and December 31, 2013, respectively)	97,897,491	107,536,534
Control investments (cost of $18,254,446 and $18,378,665 at March 31, 2014 and December 31, 2013, respectively)	13,189,579	10,792,709
Total investments at fair value	690,010,419	664,373,189
Cash and cash equivalents	90,838,247	133,304,346
Interest and fees receivable	3,705,941	5,255,760
Prepaid expenses and other current assets	3,473,128	831,544
Deferred financing fees	10,665,772	11,063,716
Property and equipment, net	76,425	60,525
Total assets	$798,769,932	$814,889,080
Liabilities:
Accounts payable and accrued liabilities	$1,743,559	$7,493,928
Interest payable	1,093,587	3,017,645
Taxes payable	—	1,064,544
Deferred income taxes	3,610,610	3,514,376
Borrowings under credit facility	10,860,711	11,221,246
Notes	149,500,000	149,500,000
SBA-guaranteed debentures payable	193,330,441	193,285,211
Total liabilities	360,138,908	369,096,950
Net Assets:
Common stock, $0.001 par value per share (150,000,000 shares authorized, 27,903,696 and 27,697,483 shares issued and outstanding as of March 31, 2014 and December 31, 2013, respectively)	27,904	27,697
Additional paid in capital	408,613,927	409,042,893
Investment income in excess of distributions	7,134,163	8,610,735
Accumulated realized gains	16,547,531	20,665,371
Net unrealized appreciation	6,307,499	7,445,434
Total net assets	438,631,024	445,792,130
Total liabilities and net assets	$798,769,932	$814,889,080
Net asset value per share	$15.72	$16.10

See accompanying notes.

TRIANGLE CAPITAL CORPORATION
Unaudited Consolidated Statements of Operations

	Three Months Ended	Three Months Ended
	March 31, 2014	March 31, 2013
Investment income:
Loan interest, fee and dividend income:
Non-Control / Non-Affiliate investments	$16,507,765	$17,187,501
Affiliate investments	3,576,791	2,963,029
Control investments	145,360	49,371
Total loan interest, fee and dividend income	20,229,916	20,199,901
Payment-in-kind interest income:
Non-Control / Non-Affiliate investments	2,997,777	3,250,548
Affiliate investments	730,657	958,379
Control investments	5,987	5,867
Total payment-in-kind interest income	3,734,421	4,214,794
Interest income from cash and cash equivalent investments	74,608	51,240
Total investment income	24,038,945	24,465,935
Operating expenses:
Interest and other financing fees	5,139,512	5,111,512
General and administrative expenses	5,056,092	4,120,958
Total operating expenses	10,195,604	9,232,470
Net investment income	13,843,341	15,233,465
Realized and unrealized gains (losses) on investments and foreign currency borrowings:
Net realized gains (losses):
Non-Control / Non-Affiliate investments	272,201	578,782
Affiliate investments	—	1,274,000
Control investments	(208,553)	—
Net realized gains (losses)	63,648	1,852,782
Net unrealized appreciation (depreciation):
Investments	(1,498,470)	1,766,545
Foreign currency borrowings	360,535	—
Net unrealized appreciation (depreciation)	(1,137,935)	1,766,545
Net realized and unrealized gains (losses) on investments and foreign currency borrowings	(1,074,287)	3,619,327
Loss on extinguishment of debt	—	(412,673)
Provision for taxes	(266,555)	(20,303)
Net increase in net assets resulting from operations	$12,502,499	$18,419,816
Net investment income per share—basic and diluted	$0.50	$0.56
Net increase in net assets resulting from operations per share—basic and diluted	$0.45	$0.67
Dividends per share	$0.54	$0.54
Capital gain distributions per share	$0.15	$—
Weighted average number of shares outstanding—basic and diluted	27,805,108	27,433,290

See accompanying notes.

TRIANGLE CAPITAL CORPORATION
Unaudited Consolidated Statements of Changes in Net Assets

	Common Stock		Additional Paid In Capital	Investment Income in Excess of Distributions	Accumulated Realized Gains on Investments	Net Unrealized Appreciation	Total Net Assets
	Number of Shares	Par Value
Balance, December 31, 2012	27,284,798	$27,285	$403,322,097	$6,783,161	$1,972,940	$5,229,761	$417,335,244
Net investment income	—	—	—	15,233,465	—	—	15,233,465
Stock-based compensation	—	—	630,006	—	—	—	630,006
Realized gain (loss) on investments	—	—	—	—	1,852,782	(1,274,000)	578,782
Net unrealized gains on investments / foreign currency	—	—	—	—	—	3,040,545	3,040,545
Loss on extinguishment of debt	—	—	—	(412,673)	—	—	(412,673)
Provision for taxes	—	—	—	(20,303)	—	—	(20,303)
Dividends / distributions	28,577	28	796,999	(14,868,791)	—	—	(14,071,764)
Issuance of restricted stock	250,000	250	(250)	—	—	—	—
Balance, March 31, 2013	27,563,375	$27,563	$404,748,852	$6,714,859	$3,825,722	$6,996,306	$422,313,302

	Common Stock		Additional Paid In Capital	Investment Income in Excess of Distributions	Accumulated Realized Gains on Investments	Net Unrealized Appreciation	Total Net Assets
	Number of Shares	Par Value
Balance, December 31, 2013	27,697,483	$27,697	$409,042,893	$8,610,735	$20,665,371	$7,445,434	$445,792,130
Net investment income	—	—	—	13,843,341	—	—	13,843,341
Stock-based compensation	—	—	1,338,072	—	—	—	1,338,072
Realized gain (loss) on investments	—	—	—	—	63,648	(555,390)	(491,742)
Net unrealized loss on investments / foreign currency	—	—	—	—	—	(582,545)	(582,545)
Provision for taxes	—	—	—	(266,555)	—	—	(266,555)
Dividends / distributions	27,108	27	707,263	(15,053,358)	(4,181,488)	—	(18,527,556)
Issuance of restricted stock	273,000	273	(273)	—	—	—	—
Common stock withheld for payroll taxes upon vesting of restricted stock	(93,895)	(93)	(2,474,028)	—	—	—	(2,474,121)
Balance, March 31, 2014	27,903,696	$27,904	$408,613,927	$7,134,163	$16,547,531	$6,307,499	$438,631,024

See accompanying notes.

TRIANGLE CAPITAL CORPORATION
Unaudited Consolidated Statements of Cash Flows

	Three Months Ended	Three Months Ended
	March 31, 2014	March 31, 2013
Cash flows from operating activities:
Net increase in net assets resulting from operations	$12,502,499	$18,419,816
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of portfolio investments	(77,498,482)	(10,259,545)
Repayments received/sales of portfolio investments	51,808,786	9,274,946
Loan origination and other fees received	1,367,819	255,159
Net realized gain on investments	(63,648)	(1,852,782)
Net unrealized (appreciation) depreciation on investments	1,402,236	(1,325,156)
Net unrealized depreciation on foreign currency borrowings	(360,535)	—
Deferred income taxes	96,234	(441,389)
Payment-in-kind interest accrued, net of payments received	(1,472,204)	(3,685,061)
Amortization of deferred financing fees	397,944	389,394
Loss on extinguishment of debt	—	412,673
Accretion of loan origination and other fees	(835,536)	(734,094)
Accretion of loan discounts	(346,201)	(396,661)
Accretion of discount on SBA-guaranteed debentures payable	45,230	44,259
Depreciation expense	9,652	9,172
Stock-based compensation	1,338,072	630,006
Changes in operating assets and liabilities:
Interest and fees receivable	1,549,819	(1,481,469)
Prepaid expenses and other current assets	(2,641,584)	(190,613)
Accounts payable and accrued liabilities	(5,750,369)	(4,698,321)
Interest payable	(1,924,058)	(2,070,906)
Taxes payable	(1,064,544)	(2,976,193)
Net cash used in operating activities	(21,438,870)	(676,765)
Cash flows from investing activities:
Purchases of property and equipment	(25,552)	(10,220)
Net cash used in investing activities	(25,552)	(10,220)
Cash flows from financing activities:
Repayments of SBA-guaranteed debentures payable	—	(20,500,000)
Common stock withheld for payroll taxes upon vesting of restricted stock	(2,474,121)	—
Cash dividends/distributions paid	(18,527,556)	(14,071,764)
Net cash used in financing activities	(21,001,677)	(34,571,764)
Net decrease in cash and cash equivalents	(42,466,099)	(35,258,749)
Cash and cash equivalents, beginning of period	133,304,346	72,300,423
Cash and cash equivalents, end of period	$90,838,247	$37,041,674
Supplemental disclosure of cash flow information:
Cash paid for interest	$6,404,312	$6,594,078
Summary of non-cash financing transactions:
Dividends/distributions paid through DRIP share issuances	$707,290	$797,027

See accompanying notes.

TRIANGLE CAPITAL CORPORATION Unaudited Consolidated Schedule of Investments March 31, 2014

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Non–Control / Non–Affiliate Investments:
Agilex Flavors & Fragrances, Inc. (3%)*	Custom Fragrance Producers	Subordinated Note (12% Cash, 1.5% PIK, Due 06/19)	$12,745,683	$12,530,110	$12,530,110
		Common Units (1,250 units)		1,250,000	1,565,000
			12,745,683	13,780,110	14,095,110

AGM Automotive, LLC (3%)*	Auto Industry Interior Components Supplier	Subordinated Note (10% Cash, 3% PIK, Due 07/19)	12,060,075	11,828,390	11,828,390
		Class A Units (500 units)		500,000	500,000
			12,060,075	12,328,390	12,328,390

Ambient Air Corporation (0%)*	Specialty Trade Contractors	Subordinated Note (0% Cash, 8% PIK, Due 06/20)	483,500	66,993	142,000
			483,500	66,993	142,000

Applied-Cleveland Holdings, Inc. (5%)*	Oil and Gas Pipeline Infrastructure Inspection Services	Subordinated Note (10% Cash, 2% PIK, Due 06/19)	18,000,000	17,712,461	17,712,461
		Class A Preferred Units (2,129,032 units)		2,129,032	2,129,032
			18,000,000	19,841,493	19,841,493

Assurance Operations Corporation (0%)*	Metal Fabrication	Common Stock (517 shares)		516,867	1,159,000
				516,867	1,159,000

Audio and Video Labs Holdings, Inc. (3%)*	Manufacturer and Distributor for Independent Artists and Authors	Subordinated Note (12% Cash, 2% PIK, Due 06/18)	13,335,479	13,120,683	13,120,683
		Common Units (138 units)		1,300,000	1,531,000
			13,335,479	14,420,683	14,651,683

BFN Operations LLC (4%)*	Wholesale Grower and Distributor of Container Grown Shrubs, Trees and Plants	Subordinated Note (13% Cash, 4% PIK, Due 11/17)	17,725,664	17,392,688	17,392,688
			17,725,664	17,392,688	17,392,688

Botanical Laboratories, Inc. (0%)*	Nutritional Supplement Manufacturing and Distribution	Common Unit Warrants (998,680 units)		237,301	240,000
				237,301	240,000

Cafe Enterprises, Inc. (3%)*	Restaurant	Subordinated Note (12% Cash, 2% PIK, Due 09/19)	12,006,667	11,766,667	11,766,667
		Series C Preferred Stock (10,000 shares)		1,000,000	1,000,000
			12,006,667	12,766,667	12,766,667

Capital Contractors, Inc. (2%)*	Janitorial and Facilities Maintenance Services	Subordinated Notes (12% Cash, 2% PIK, Due 12/15)	9,613,505	9,332,086	9,332,086
		Common Stock Warrants (20 shares)		492,000	250,000
			9,613,505	9,824,086	9,582,086

Carepoint Resources, Inc. (5%)*	Business Process Outsourcing Provider	Subordinated Note (12% Cash, 2.5% PIK, Due 06/18)	23,661,777	23,302,602	23,302,602
			23,661,777	23,302,602	23,302,602

Carolina Beverage Group, LLC (0%)*	Beverage Manufacturing and Packaging	Class B Units (11,974 units)		119,735	1,549,000
				119,735	1,549,000

Chromaflo Technologies Parent LP (3%)*	Colorant Manufacturer and Distributor	Subordinated Note (8.3% Cash, Due 06/20)	10,000,000	9,951,473	9,951,473
		Class A Units (22,561 units)		—	2,239,000
			10,000,000	9,951,473	12,190,473

Comverge, Inc. (4%)*	Provider of Intelligent Energy Management Solutions	Senior Note (12% Cash, Due 05/18)	15,505,583	15,265,377	15,265,377
		Preferred Units (900 units)		900,000	1,001,000
		Common Units (1,000,000 units)		100,000	138,000
			15,505,583	16,265,377	16,404,377

Continental Anesthesia Management, LLC (2%)*	Physicians Management Services	Subordinated Note (14% Cash, Due 09/14)	9,762,500	9,689,754	9,266,000
		Warrant (263 shares)		276,100	—
			9,762,500	9,965,854	9,266,000

CRS Reprocessing, LLC (6%)*	Fluid Reprocessing Services	Subordinated Note (12% Cash, 2% PIK, Due 11/15)	12,069,344	11,974,073	11,974,073
		Subordinated Note (12% Cash, 2% PIK, Due 11/15)	13,310,223	12,539,268	12,539,268
		Series C Preferred Units (30 units)		288,342	446,000
		Common Unit Warrant (664 units)		1,759,556	2,649,000
		Series D Preferred Units (16 units)		107,074	174,000
		Series E Preferred Units (5 units)		31,651	47,000
			25,379,567	26,699,964	27,829,341

TRIANGLE CAPITAL CORPORATION Unaudited Consolidated Schedule of Investments March 31, 2014

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)

Danville Materials, LLC (2%)*	Manufacturer of Dental Products	Senior Note (10% Cash, Due 12/18)	$8,000,000	$7,846,682	$7,846,682
		Common Units (45,492 units)		500,000	500,000
			8,000,000	8,346,682	8,346,682

DataSource Incorporated (1%)*	Print Supply Chain Management Services	Subordinated Note (12% Cash, 2% PIK, Due 01/18)	4,791,459	4,664,116	4,664,116
		Common Units (47 units)		1,000,000	1,037,000
			4,791,459	5,664,116	5,701,116

DCWV Acquisition Corporation (1%)*	Arts & Crafts and Home Decor Products Designer and Supplier	Subordinated Note (12% Cash, 3% PIK, Due 09/17)	6,288,363	6,150,322	3,962,000
			6,288,363	6,150,322	3,962,000

DLR Restaurants, LLC (0%)*	Restaurant	Royalty Rights		—	—
				—	—

Dyno Acquiror, Inc. (2%)*	Sewing Products and Seasonal Decorative Products Supplier	Subordinated Note (12% Cash, 2% PIK, Due 11/18)	7,128,619	7,003,709	7,003,709
		Preferred series A Units (600,000 units)		600,000	357,000
			7,128,619	7,603,709	7,360,709

Eckler's Holdings, Inc. (2%)*	Restoration Parts and Accessories for Classic Cars and Trucks	Subordinated Note (11% Cash, 4% PIK, Due 07/18)	7,156,402	7,024,688	7,024,688
		Common Stock (18,029 shares)		183,562	—
		Preferred Stock A (1,596 shares)		1,596,126	1,569,000
			7,156,402	8,804,376	8,593,688

Electronic Systems Protection, Inc. (0%)*	Power Protection Systems Manufacturing	Common Stock (570 shares)		285,000	296,000
				285,000	296,000

Flowchem Ltd. (2%)*	Provider of Support Services to Crude Oil Pipeline Operators	Subordinated Note (11% Cash, 2% PIK, Due 06/19)	7,799,315	7,649,536	7,649,536
		Common Units (1,000,000 Units)		1,000,000	1,000,000
			7,799,315	8,649,536	8,649,536

Foodstate, Inc. (1%)*	Nutritional Supplement Manufacturing and Distribution	Subordinated Note (12% Cash, 3.8% PIK, Due 10/16)	5,745,066	5,684,976	5,684,976
			5,745,066	5,684,976	5,684,976

FrontStream Payments, Inc. (3%)*	Payment and Donation Management Product Service Provider	Senior Note (8% Cash, 6% PIK, Due 08/18)	11,201,738	10,999,232	10,999,232
			11,201,738	10,999,232	10,999,232

Frontstreet Facility Solutions, Inc. (2%)*	Retail, Restaurant and Commercial Facilities Maintenance	Subordinated Note (10% Cash, 3% PIK, Due 07/18)	8,398,937	8,287,852	6,955,000
		Convertible Preferred Units (2,500 units)		250,000	—
			8,398,937	8,537,852	6,955,000

Frozen Specialties, Inc. (2%)*	Frozen Foods Manufacturer	Subordinated Note (11% Cash, 5% PIK, Due 05/17)	11,059,204	10,912,118	7,427,000
			11,059,204	10,912,118	7,427,000

Garden Fresh Restaurant Holding, LLC. (0%)*	Restaurant	Class A Units (5,000 units)		500,000	246,000
				500,000	246,000

Grindmaster-Cecilware Corp. (2%)*	Food Services Equipment Manufacturer	Subordinated Note (12% Cash, 6% PIK, Due 04/16)	7,191,916	7,165,604	7,165,604
			7,191,916	7,165,604	7,165,604

Hatch Chile Co., LLC (2%)*	Food Products Distributor	Senior Note (19% Cash, Due 11/18)	3,071,250	3,032,725	3,032,725
		Subordinated Note (14% Cash, Due 11/18)	3,363,750	3,116,715	3,116,715
		Unit Purchase Warrant (7,817 units)		295,800	686,000
			6,435,000	6,445,240	6,835,440

Infrastructure Corporation of America, Inc. (3%)*	Roadway Maintenance, Repair and Engineering Services	Subordinated Note (12% Cash, 2% PIK, Due 09/18)	11,248,546	9,823,600	9,823,600
		Common Stock Purchase Warrant (487,877 shares)		2,411,000	2,201,000
			11,248,546	12,234,600	12,024,600

TRIANGLE CAPITAL CORPORATION Unaudited Consolidated Schedule of Investments March 31, 2014

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Inland Pipe Rehabilitation Holding Company LLC (2%)*	Cleaning and Repair Services	Subordinated Note (13% Cash, 2.5% PIK, Due 12/16)	$8,442,465	$8,266,345	$8,266,345
		Membership Interest Purchase Warrant (3.0%)		853,500	1,127,000
			8,442,465	9,119,845	9,393,345

IOS Acquisitions, Inc. (5%)*	Provider of Oil Country Tubular Goods Inspections and Repair Services	Subordinated Note (12% Cash, 3.8% PIK, Due 06/18)	19,685,778	19,366,411	19,366,411
		Common Units (7,314 Class A Units)		1,699,847	1,325,000
			19,685,778	21,066,258	20,691,411

Justrite Manufacturing Company, LLC (3%)*	Storage Product Developer and Supplier for Hazardous Materials	Subordinated Note (10% Cash, 2% PIK, Due 07/19)	14,553,972	14,344,008	14,344,008
		Class A Common Units (1,268 Units)		118,110	118,110
		Class A Preferred Units (132 Units)		131,890	131,890
			14,553,972	14,594,008	14,594,008

Library Systems & Services, LLC (0%)*	Municipal Business Services	Common Stock Warrants (112 shares)		58,995	1,884,000
				58,995	1,884,000

Magpul Industries Corp. (2%)*	Firearm Accessories Manufacturer and Distributor	Preferred Units (1,470 units)		1,470,000	2,074,000
		Common Units (30,000 units)		30,000	7,771,000
				1,500,000	9,845,000

Media Storm, LLC (3%)*	Marketing Services	Subordinated Note (10% Cash, Due 08/19)	11,000,000	10,915,763	10,915,763
		Membership Units (1,216,204 units)		1,176,957	1,688,000
			11,000,000	12,092,720	12,603,763

Micross Solutions LLC (3%)*	Provider of Semiconductor Products and Services	Subordinated Note (12% Cash, 2% PIK, Due 06/18)	10,886,830	10,755,474	10,755,474
		Class A-2 Common Units (1,580,559 units)		1,580,599	1,378,000
			10,886,830	12,336,073	12,133,474

Minco Technology Labs, LLC (0%)*	Semiconductor Distribution	Subordinated Note (6.5% Cash, 3.5% PIK, Due 12/16)	5,881,876	5,478,942	1,994,000
		Class A Units (5,000 HoldCo. units)		500,000	—
		Class A Units (3,907 OpCo. units)		3,907	—
			5,881,876	5,982,849	1,994,000

My Alarm Center, LLC (0%)*	Security Company	Preferred Units (2,000,000 units)		2,000,000	2,079,000
				2,000,000	2,079,000

Novolyte Technologies, Inc. (0%)*	Specialty Manufacturing	Common Units (24,522 units)		43,905	41,000
				43,905	41,000

On Event Services, LLC (2%)*	Equipment Rentals to Conference Venues and Live Events	Subordinated Note (10% Cash, 2% PIK, Due 01/19)	9,796,042	9,608,676	9,608,676
			9,796,042	9,608,676	9,608,676

Performance Health & Wellness Holdings, Inc. (2%)*	Designer and Manufacturer of Rehabilitation and Wellness Products	Subordinated Note (12% Cash, 1% PIK, Due 04/19)	6,684,660	6,522,378	6,522,378
		Class A Limited Partnership Units (15,000 units)		1,500,000	1,604,000
			6,684,660	8,022,378	8,126,378

PetroLiance, LLC (3%)*	Lubricant, Fuel and Ancillary Products Distributor	Subordinated Note (12% Cash, 1% PIK, Due 08/19)	12,015,004	11,782,863	11,782,863
		Class A Units (1,142,857 Units)		1,200,000	1,200,000
			12,015,004	12,982,863	12,982,863

PowerDirect Marketing, LLC (2%)*	Marketing Services	Subordinated Note (13% Cash, 2% PIK, Due 12/16)	7,346,980	6,937,261	6,937,261
		Common Unit Purchase Warrants		590,200	644,000
			7,346,980	7,527,461	7,581,261

Sheplers, Inc. (3%)*	Western Apparel Retailer	Subordinated Note (13.2% Cash, Due 12/16)	8,750,000	8,612,574	8,612,574
		Subordinated Note (10% Cash, 7% PIK, Due 12/17)	4,389,464	4,343,691	4,343,691
			13,139,464	12,956,265	12,956,265

TRIANGLE CAPITAL CORPORATION Unaudited Consolidated Schedule of Investments March 31, 2014

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Snacks Holding Corporation (2%)*	Trail Mixes and Nut Manufacturer and Marketer	Subordinated Note (12% Cash, 1% PIK, Due 05/20)	$5,043,470	$5,008,670	$5,008,670
		Preferred A Units (22,368 units)		1,053,897	2,588,000
		Preferred B Units (10,380 units)		25,337	226,000
		Common Units (190,935 units)		150,000	1,654,000
		Common Stock Warrants (14,558 shares)		14,558	179,000
			5,043,470	6,252,462	9,655,670

SPC Partners V, LP (0%)*(4)	Multi-Sector Holdings	0.7% Limited Partnership Interest		545,801	545,801
				545,801	545,801

Specialized Desanders, Inc. (3%)* (4)	Sand and Particulate Removal Equipment Provider for Oil and Gas Companies	Subordinated Notes (12% Cash, 2% PIK, Due 03/19)	11,750,144	11,533,108	11,129,920
		Common C Shares (2,000,000 shares)		1,937,421	1,832,000
			11,750,144	13,470,529	12,961,920

Stella Environmental Services, LLC (0%)*	Waste Transfer Stations	Common Stock Purchase Warrants		20,000	478,000
				20,000	478,000

The Krystal Company (0%)*	Restaurant	Class A Units of Limited Partnership (2,000 units)		—	2,075,000
				—	2,075,000

Tomich Brothers, LLC (3%)*	Squid and Wetfish Processor and Distributor	Subordinated Note (5% Cash, 10% PIK, Due 04/16)	12,699,312	12,535,569	11,065,000
			12,699,312	12,535,569	11,065,000

Top Knobs USA, Inc. (0%)*	Hardware Designer and Distributor	Common Stock (26,593 shares)		402,828	1,428,828
				402,828	1,428,828

Trinity Consultants Holdings, Inc. (2%)*	Air Quality Consulting Services	Subordinated Note (12% Cash, 2% PIK, Due 04/19)	8,368,775	8,254,742	8,254,742
		Series A Preferred Stock (10,000 units)		785,775	989,000
		Common Stock (50,000 units)		50,000	787,000
			8,368,775	9,090,517	10,030,742

TrustHouse Services Group, Inc. (0%)*	Food Management Services	Class A Units (1,557 units)		69,302	195,881
		Class B Units (82 units)		3,647	7,089
		Class E Units (838 units)		101,532	112,555
				174,481	315,525

United Biologics, LLC (3%)*	Allergy Immunotherapy	Subordinated Note (12% Cash, 2% PIK, Due 03/17)	12,675,846	11,931,277	11,931,277
		Class A Common Stock (177,935 shares)		1,999,989	851,000
		Class A-1 Common Stock (18,818 shares)		137,324	137,000
		Class A-1 Common Kicker Stock (14,114 shares)		—	—
		Class A & Class B Unit Purchase Warrants		838,117	200,000
			12,675,846	14,906,707	13,119,277

United Retirement Plan Consultants, Inc. (3%)*	Retirement Plan Administrator	Subordinated Note (12% Cash, 4% PIK, Due 09/16)	12,976,436	12,827,752	12,827,752
		Preferred A Units (90,000 units)		900,000	978,000
		Common Units (10,000 units)		100,000	—
			12,976,436	13,827,752	13,805,752

Water Pik, Inc. (2%)*	Branded Oral Health and Replacement Shower Head Supplier	Second Lien Term Loan (9.8% Cash, Due 01/21)	10,000,000	9,673,630	9,673,630
			10,000,000	9,673,630	9,673,630

Workforce Software, LLC (5%)*	Software Provider	Subordinated Note (11% Cash, 5% PIK, Due 11/16)	8,000,000	7,293,099	8,000,000
		Class B Preferred Units (1,020,000 units)		1,020,000	1,214,000
		Class C Preferred Units (624,253 units)		1,250,000	2,739,000
		Common Unit Purchase Warrants (2,434,749 units)		952,300	10,000,000
			8,000,000	10,515,399	21,953,000

TRIANGLE CAPITAL CORPORATION Unaudited Consolidated Schedule of Investments March 31, 2014

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
WSO Holdings, LP (5%)*	Organic/Fair Trade Sugar, Syrup, Nectar and Honey Producer	Subordinated Note (12% Cash, 2% PIK, Due 10/17)	$20,198,264	$19,985,624	$19,985,624
		Common Points (3,000 points)		3,000,000	2,306,000
			20,198,264	22,985,624	22,291,624

Xchange Technology Group, LLC (0%)*	Used and Refurbished IT Asset Supplier	Subordinated Note (8% Cash, Due 06/15)	6,658,231	5,904,000	—
		Royalty Rights		—	—
			6,658,231	5,904,000	—

Yellowstone Landscape Group, Inc. (5%)*	Landscaping Services	Subordinated Note (10% Cash, 2.5% PIK, Due 02/19)	20,000,001	20,020,643	20,020,643
			20,000,001	20,020,643	20,020,643

Subtotal Non–Control / Non–Affiliate Investments			530,528,115	565,681,884	578,923,349

Affiliate Investments:
All Aboard America! Holdings Inc. (2%)*	Motor Coach Operator	Subordinated Note (12% Cash, 3% PIK, Due (10/17)	8,964,289	8,839,713	8,839,713
		Convertible Preferred Interest in LLC		1,500,000	1,500,000
			8,964,289	10,339,713	10,339,713

American De-Rosa Lamparts, LLC and Hallmark Lighting (2%)*	Lighting Wholesale and Distribution	Subordinated Note (12% Cash, 6% PIK, Due 06/16)	6,942,541	6,920,471	6,920,471
		Membership Units (8,364 units)		620,653	—
			6,942,541	7,541,124	6,920,471

AP Services, Inc. (0%)*	Fluid Sealing Supplies and Services	Class A Units (933 units)		156,953	253,004
		Class B Units (496 units)		—	134,381
				156,953	387,385

Asset Point, LLC (2%)*	Asset Management Software Provider	Senior Note (12% Cash, 5% PIK, Due 03/14)	6,716,285	6,716,283	6,716,283
		Subordinated Note (12% Cash, 2% PIK, Due 07/15)	646,368	646,368	584,000
		Subordinated Note (7% Cash, Due 03/14)	941,798	941,798	941,798
		Membership Units (1,000,000 units)		8,203	—
		Options to Purchase Membership Units (342,407 units)		500,000	146,000
		Membership Unit Warrants (356,506 units)		—	—
			8,304,451	8,812,652	8,388,081

Captek Softgel International, Inc. (2%)*	Nutraceutical Manufacturer	Subordinated Note (12% Cash, 4% PIK, Due 08/16)	9,066,289	8,980,649	8,980,649
		Class A Units (80,000 units)		800,000	930,000
			9,066,289	9,780,649	9,910,649

CIS Secure Computing Inc. (2%)*	Secure Communications and Computing Solutions Provider	Subordinated Note (12% Cash, 4% PIK, Due 06/17)	10,562,599	10,444,995	10,444,995
		Common Stock (84 shares)		502,320	168,000
			10,562,599	10,947,315	10,612,995

Dyson Corporation (0%)*	Custom Forging and Fastener Supplies	Class A Units (1,000,000 units)		1,000,000	1,001,000
				1,000,000	1,001,000

Main Street Gourmet, LLC (0%)*	Baked Goods Provider	Jr. Subordinated Notes (8% Cash, 2% PIK, Due 04/17)	751,293	740,110	740,110
		Preferred Units (233 units)		211,867	310,000
		Common B Units (3,000 units)		23,140	470,000
		Common A Units (1,652 units)		14,993	259,000
			751,293	990,110	1,779,110

PartsNow!, LLC (3%)*	Printer Parts Distributor	Subordinated Note (12% Cash, 3% PIK, Due 08/17)	11,542,096	11,380,882	11,380,882
		Member Units (1,000,000 units)		1,000,000	852,000
		Royalty Rights		—	—
			11,542,096	12,380,882	12,232,882

Pine Street Holdings, LLC (0%)*	Oil and Gas Services	Preferred Units (200 units)		200,000	—
		Common Unit Warrants (2,220 units)		—	—
				200,000	—

TRIANGLE CAPITAL CORPORATION Unaudited Consolidated Schedule of Investments March 31, 2014

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Plantation Products, LLC (4%)*	Seed Manufacturing	Subordinated Notes (12% Cash, 2% PIK, Due 10/17)	$6,084,629	$5,925,499	$5,925,499
		Preferred Units (4,312 units)		4,312,000	5,129,000
		Common Units (352,000 units)		88,000	5,639,000
			6,084,629	10,325,499	16,693,499

QC Holdings, Inc. (0%)*	Lab Testing Services	Common Stock (5,594 shares)		563,602	545,000
				563,602	545,000

Technology Crops International (2%)*	Supply Chain Management Services	Subordinated Note (12% Cash, 5% PIK, Due 03/15)	10,297,031	10,193,706	10,193,706
		Common Units (50 units)		500,000	105,000
			10,297,031	10,693,706	10,298,706

Venture Technology Groups, Inc. (0%)*	Fluid and Gas Handling Products Distributor	Subordinated Note (12.5% Cash, 4% PIK, Due 09/16)	7,332,463	5,703,715	317,000
		Class A Units (1,000,000 units)		1,000,000	—
			7,332,463	6,703,715	317,000

Waste Recyclers Holdings, LLC (0%)*	Environmental and Facilities Services	Class A Preferred Units (280 units)		2,251,100	—
		Class B Preferred Units (11,484,867 units)		3,304,218	1,355,000
		Common Unit Purchase Warrant (1,170,083 units)		748,900	—
		Common Units (153,219 units)		180,783	—
				6,485,001	1,355,000

Wythe Will Tzetzo, LLC (2%)*	Confectionery Goods Distributor	Series A Preferred Units (74,764 units)		—	5,329,000
		Common Unit Purchase Warrants (25,065 units)		—	1,787,000
				—	7,116,000

Subtotal Affiliate Investments			79,847,681	96,920,921	97,897,491

Control Investments:
Buckingham SRC, Inc. (0%)*	Specialty Chemical Manufacturer	Subordinated Note (10.8% Cash, 0.25% PIK, Due 12/14)	2,160,348	250,000	—
		Common Stock Purchase Warrants		123,800	—
			2,160,348	373,800	—

FCL Graphics, Inc. (“FCL”) and FCL Holding SPV, LLC (“SPV”) (1%)*	Commercial Printing Services	Senior Note-FCL (4.8% Cash, Due 09/16)	1,252,579	1,252,579	1,252,579
		Senior Note-FCL (7.8% Cash, 2% PIK, Due 09/16)	1,201,357	1,201,355	1,078,000
		Senior Note-SPV (2.0% Cash, 5.3% PIK, Due 09/16)	1,078,064	1,007,272	115,000
		Members Interests-SPV (299,875 units)		—	—
			3,532,000	3,461,206	2,445,579

Gerli & Company (0%)*	Specialty Woven Fabrics Manufacturer	Subordinated Note (13% Cash, Due 07/15)	453,637	375,000	375,000
		Subordinated Note (8.5% Cash, Due 07/15)	3,874,465	3,000,000	441,000
		Class A Preferred Shares (1,211 shares)		855,000	—
		Class C Preferred Shares (744 shares)		—	—
		Class E Preferred Shares (400 shares)		161,440	—
		Common Stock (300 shares)		100,000	—
			4,328,102	4,491,440	816,000

SRC, Inc. (2%)*	Specialty Chemical Manufacturer	Common Stock (5,000 shares)		9,928,000	9,928,000
				9,928,000	9,928,000

Subtotal Control Investments			10,020,450	18,254,446	13,189,579

Total Investments, March 31, 2014 (157%)*			$620,396,246	$680,857,251	$690,010,419

*    Fair value as a percent of net assets

(1)	All debt investments are income producing. Equity and equity-linked investments are non-income producing.

(2)	Disclosures of interest rates on notes include cash interest rates and payment-in-kind (“PIK”) interest rates.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)
Investment is not a qualifying investment as defined under Section 55(a) of the Investment Company Act of 1940. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

See accompanying notes.

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments December 31, 2013

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Non–Control / Non–Affiliate Investments:
Agilex Flavors & Fragrances, Inc. (3%)*	Custom Fragrance Producers	Subordinated Note (12% Cash, 1.5% PIK, Due 06/19)	$12,698,065	$12,475,194	$12,475,194
		Common Units (1,250 units)		1,250,000	1,398,000
			12,698,065	13,725,194	13,873,194

Ambient Air Corporation (0%)*	Specialty Trade Contractors	Subordinated Note (0% Cash, 8% PIK, Due 06/20)	473,958	66,993	200,000
			473,958	66,993	200,000

Applied-Cleveland Holdings, Inc. (4%)*	Oil and Gas Pipeline Infrastructure Inspection Services	Subordinated Note (10% Cash, 2% PIK, Due 06/19)	18,000,000	17,700,961	17,700,961
		Class A Preferred (2,000,000 units)		2,000,000	2,000,000
			18,000,000	19,700,961	19,700,961

Assurance Operations Corporation (0%)*	Metal Fabrication	Common Stock (517 shares)		516,867	1,076,000
				516,867	1,076,000

Audio and Video Labs Holdings, Inc. (3%)*	Manufacturer and Distributor for Independent Artists and Authors	Subordinated Note (12% Cash, 2% PIK, Due 06/18)	13,269,023	13,044,644	13,044,644
		Common Units (138 units)		1,300,000	1,406,000
			13,269,023	14,344,644	14,450,644

Berry Family Nursery Operations LLC (4%)*	Wholesale Grower and Distributor of Container Grown Shrubs, Trees and Plants	Subordinated Note (13% Cash, 3% PIK, Due 11/17)	17,549,583	17,199,583	17,199,583
			17,549,583	17,199,583	17,199,583

Botanical Laboratories, Inc. (0%)*	Nutritional Supplement Manufacturing and Distribution	Common Unit Warrants (998,680 units)		237,301	580,603
				237,301	580,603

Capital Contractors, Inc. (2%)*	Janitorial and Facilities Maintenance Services	Subordinated Notes (12% Cash, 2% PIK, Due 12/15)	9,565,598	9,248,522	9,248,522
		Common Stock Warrants (20 shares)		492,000	361,000
			9,565,598	9,740,522	9,609,522

Carepoint Resources, Inc. (5%)*	Business Process Outsourcing Provider	Subordinated Note (12% Cash, 2.5% PIK, Due 06/18)	23,514,505	23,139,305	23,139,305
			23,514,505	23,139,305	23,139,305

Carolina Beverage Group, LLC (1%)*	Beverage Manufacturing and Packaging	Class B Units (11,974 units)		119,735	2,266,000
				119,735	2,266,000

Chromaflo Technologies Parent LP (3%)*	Colorant Manufacturer and Distributor	Subordinated Note (8.3% Cash, Due 06/20)	10,000,000	9,950,000	9,950,000
		Class A Units (22,561 units)		—	2,239,000
			10,000,000	9,950,000	12,189,000

Comverge, Inc. (4%)*	Provider of Intelligent Energy Management Solutions	Senior Note (12% Cash, Due 05/18)	15,505,583	15,254,660	15,254,660
		Preferred Units (900 units)		900,000	981,000
		Common Units (1,000,000 units)		100,000	225,000
			15,505,583	16,254,660	16,460,660

Continental Anesthesia Management, LLC (2%)*	Physicians Management Services	Subordinated Note (14% Cash, Due 09/14)	9,825,000	9,722,773	9,176,000
		Warrant (263 shares)		276,100	—
			9,825,000	9,998,873	9,176,000

CRS Reprocessing, LLC (6%)*	Fluid Reprocessing Services	Subordinated Note (12% Cash, 2% PIK, Due 11/15)	12,009,198	11,884,003	11,884,003
		Subordinated Note (12% Cash, 2% PIK, Due 11/15)	13,243,893	12,376,217	12,376,217
		Series C Preferred Units (30 units)		288,342	443,000
		Common Unit Warrant (664 units)		1,759,556	2,755,000
		Series D Preferred Units (16 units)		107,074	175,000
		Series E Preferred Units (5 units)		31,651	48,000
			25,253,091	26,446,843	27,681,220

Danville Materials, LLC (2%)*	Manufacturer of Dental Products	Senior Note (10% Cash, Due 12/18)	8,000,000	7,840,000	7,840,000
		Common Units (45,492 units)		500,000	500,000
			8,000,000	8,340,000	8,340,000

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments December 31, 2013

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
DataSource Incorporated (2%)*	Print Supply Chain Management Services	Subordinated Note (12% Cash, 2% PIK, Due 01/18)	$8,759,661	$8,625,671	$8,625,671
		Common Units (47 units)		1,000,000	965,000
			8,759,661	9,625,671	9,590,671

DCWV Acquisition Corporation (1%)*	Arts & Crafts and Home Decor Products Designer and Supplier	Subordinated Note (12% Cash, 3% PIK, Due 09/17)	6,241,435	6,145,145	4,505,000
			6,241,435	6,145,145	4,505,000

DLR Restaurants, LLC (0%)*	Restaurant	Royalty Rights		—	—
				—	—

Dyno Acquiror, Inc. (2%)*	Sewing Products and Seasonal Decorative Products Supplier	Subordinated Note (12% Cash, 2% PIK, Due 11/18)	7,093,094	6,963,005	6,963,005
		Preferred series A Units (600,000 units)		600,000	594,000
			7,093,094	7,563,005	7,557,005

Eckler's Holdings, Inc. (2%)*	Restoration Parts and Accessories for Classic Cars and Trucks	Subordinated Note (11% Cash, 4% PIK, Due 07/18)	7,084,528	6,947,215	6,947,215
		Common Stock (18,029 shares)		183,562	6,000
		Preferred Stock A (1,596 shares)		1,596,126	1,794,000
			7,084,528	8,726,903	8,747,215

Electronic Systems Protection, Inc. (0%)*	Power Protection Systems Manufacturing	Common Stock (570 shares)		285,000	309,000
				285,000	309,000

Flowchem Ltd. (2%)*	Provider of Support Services to Crude Oil Pipeline Operators	Subordinated Note (11% Cash, 2% PIK, Due 06/19)	7,761,041	7,606,041	7,606,041
		Common Units (1,000,000 Units)		1,000,000	1,000,000
			7,761,041	8,606,041	8,606,041

Foodstate, Inc. (1%)*	Nutritional Supplement Manufacturing and Distribution	Subordinated Note (12% Cash, 3.8% PIK, Due 10/16)	5,691,706	5,627,061	5,627,061
			5,691,706	5,627,061	5,627,061

FrontStream Payments, Inc. (2%)*	Payment and Donation Management Product Service Provider	Senior Note (8% Cash, 6% PIK, Due 08/18)	7,161,823	7,027,585	7,027,585
			7,161,823	7,027,585	7,027,585

Frontstreet Facility Solutions, Inc. (2%)*	Retail, Restaurant and Commercial Facilities Maintenance	Subordinated Note (10% Cash, 3% PIK, Due 07/18)	8,336,414	8,220,061	6,887,000
		Convertible Preferred Units (2,500 units)		250,000	—
			8,336,414	8,470,061	6,887,000

Frozen Specialties, Inc. (2%)*	Frozen Foods Manufacturer	Subordinated Note (11% Cash, 5% PIK, Due 05/17)	10,922,109	10,902,440	10,902,440
			10,922,109	10,902,440	10,902,440

Garden Fresh Restaurant Corp. (0%)*	Restaurant	Membership Units (5,000 units)		500,000	285,000
				500,000	285,000

Grindmaster-Cecilware Corp. (2%)*	Food Services Equipment Manufacturer	Subordinated Note (12% Cash, 6% PIK, Due 04/16)	7,085,108	7,052,652	7,052,652
			7,085,108	7,052,652	7,052,652

Hatch Chile Co., LLC (2%)*	Food Products Distributor	Senior Note (19% Cash, Due 11/18)	3,150,000	3,104,786	3,104,786
		Subordinated Note (14% Cash, Due 11/18)	3,450,000	3,185,408	3,185,408
		Unit Purchase Warrant (7,817 units)		295,800	672,000
			6,600,000	6,585,994	6,962,194

Infrastructure Corporation of America, Inc. (3%)*	Roadway Maintenance, Repair and Engineering Services	Subordinated Note (12% Cash, 2% PIK, Due 09/18)	11,192,490	9,708,459	9,708,459
		Common Stock Purchase Warrant (417,593 shares)		2,411,000	2,257,000
			11,192,490	12,119,459	11,965,459

Inland Pipe Rehabilitation Holding Company LLC (2%)*	Cleaning and Repair Services	Subordinated Note (13% Cash, 2.0% PIK, Due 12/16)	8,363,431	8,174,163	8,174,163
		Membership Interest Purchase Warrant (3.0%)		853,500	1,254,000
			8,363,431	9,027,663	9,428,163

IOS Acquisitions, Inc. (5%)*	Provider of Oil Country Tubular Goods Inspections and Repair Services	Subordinated Note (12% Cash, 3.5% PIK, Due 06/18)	19,502,372	19,168,757	19,168,757
		Common Units (7,314 Class A Units)		1,699,847	1,231,000
			19,502,372	20,868,604	20,399,757

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments December 31, 2013

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)

Library Systems & Services, LLC (0%)*	Municipal Business Services	Common Stock Warrants (112 shares)		$58,995	$1,820,000
				58,995	1,820,000

Magpul Industries Corp. (2%)*	Firearm Accessories Manufacturer and Distributor	Preferred Units (1,470 units)		1,470,000	2,006,000
		Common Units (30,000 units)		30,000	7,839,000
				1,500,000	9,845,000

Marine Acquisition Corp. (3%)*	Boat Steering System and Driver Control Provider	Subordinated Note (11.5% Cash, 2% PIK, Due 05/17)	$12,000,000	11,787,615	12,000,000
			12,000,000	11,787,615	12,000,000

Media Storm, LLC (2%)*	Marketing Services	Subordinated Note (12% Cash, 2% PIK, Due 10/17)	8,219,009	8,159,092	8,159,092
		Membership Units (1,216,204 units)		1,176,957	1,416,000
			8,219,009	9,336,049	9,575,092

Micross Solutions LLC (3%)*	Provider of Semiconductor Products and Services	Subordinated Note (12% Cash, 2% PIK, Due 06/18)	10,832,577	10,695,361	10,695,361
		Class A-2 Common Units (1,580,559 units)		1,580,599	1,190,000
			10,832,577	12,275,960	11,885,361

Minco Technology Labs, LLC (0%)*	Semiconductor Distribution	Subordinated Note (6.5% Cash, 3.5% PIK, Due 12/16)	5,830,856	5,473,436	1,994,000
		Class A Units (5,000 HoldCo. units)		500,000	—
		Class A Units (3,907 OpCo. units)		3,907	—
			5,830,856	5,977,343	1,994,000

My Alarm Center, LLC (3%)*	Security Company	Subordinated Note (12% Cash, 2.5% PIK, Due 04/19)	10,329,382	10,250,068	10,329,382
		Preferred Units (2,000,000 units)		2,000,000	2,079,000
			10,329,382	12,250,068	12,408,382

Novolyte Technologies, Inc. (0%)*	Specialty Manufacturing	Common Units (24,522 units)		43,905	178,801
				43,905	178,801

Performance Health & Wellness Holdings, Inc. (3%)*	Designer and Manufacturer of Rehabilitation and Wellness Products	Subordinated Note (12% Cash, 1% PIK, Due 04/19)	13,161,867	12,993,721	12,993,721
		Class A Limited Partnership Units (15,000 units)		1,500,000	1,440,000
			13,161,867	14,493,721	14,433,721

PowerDirect Marketing, LLC (2%)*	Marketing Services	Subordinated Note (13% Cash, 2% PIK, Due 12/16)	7,310,361	6,861,977	6,861,977
		Common Unit Purchase Warrants		590,200	1,131,000
			7,310,361	7,452,177	7,992,977

Sheplers, Inc. (3%)*	Western Apparel Retailer	Subordinated Note (13.2% Cash, Due 12/16)	8,750,000	8,602,331	8,602,331
		Subordinated Note (10% Cash, 7% PIK, Due 12/17)	4,315,809	4,266,459	4,266,459
			13,065,809	12,868,790	12,868,790

Snacks Holding Corporation (2%)*	Trail Mixes and Nut Manufacturer and Marketer	Subordinated Note (12% Cash, 1% PIK, Due 05/20)	5,030,893	4,995,166	4,995,166
		Preferred A Units (22,368 units)		1,053,897	2,485,000
		Preferred B Units (10,380 units)		25,337	201,000
		Common Units (190,935 units)		150,000	1,471,000
		Common Stock Warrants (14,558 shares)		14,558	160,000
			5,030,893	6,238,958	9,312,166

Specialized Desanders, Inc. (3%)* (4)	Sand and Particulate Removal Equipment Provider for Oil and Gas Companies	Subordinated Notes (12% Cash, 2% PIK, Due 03/19)	11,695,386	11,470,508	11,065,626
		Common C Shares (2,000,000 shares)		1,937,421	1,870,208
			11,695,386	13,407,929	12,935,834

Stella Environmental Services, LLC (0%)*	Waste Transfer Stations	Common Stock Purchase Warrants		20,000	406,000
				20,000	406,000

Syrgis Holdings, Inc. (0%)*	Specialty Chemical Manufacturer	Class C Units (2,114 units)		111,037	201,281
				111,037	201,281

The Krystal Company (0%)*	Restaurant	Class A Units of Limited Partnership (2,000 units)		—	1,709,000
				—	1,709,000

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments December 31, 2013

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)

TMR Automotive Service Supply, LLC (1%)*	Automotive Supplies	Subordinated Note (12% Cash, 1% PIK, Due 03/16)	$4,250,000	$4,095,611	$4,095,611
		Unit Purchase Warrant (316,858 units)		195,000	577,000
			4,250,000	4,290,611	4,672,611

Tomich Brothers, LLC (2%)*	Squid and Wetfish Processor and Distributor	Subordinated Note (5% Cash, 10% PIK, Due 04/16)	12,315,529	12,133,908	10,622,000
			12,315,529	12,133,908	10,622,000

Top Knobs USA, Inc. (0%)*	Hardware Designer and Distributor	Common Stock (26,593 shares)		402,828	1,296,828
				402,828	1,296,828

Trinity Consultants Holdings, Inc. (2%)*	Air Quality Consulting Services	Subordinated Note (12% Cash, 2% PIK, Due 04/19)	8,327,070	8,207,084	8,207,084
		Series A Preferred Stock (10,000 units)		785,775	968,000
		Common Stock (50,000 units)		50,000	819,000
			8,327,070	9,042,859	9,994,084

TrustHouse Services Group, Inc. (0%)*	Food Management Services	Class A Units (1,557 units)		69,302	242,996
		Class B Units (82 units)		3,647	8,794
		Class E Units (838 units)		101,532	139,628
				174,481	391,418

United Biologics, LLC (2%)*	Allergy Immunotherapy	Subordinated Note (12% Cash, 2% PIK, Due 03/17)	10,123,339	9,381,255	9,381,255
		Class A Common Stock (177,935 shares)		1,999,989	1,198,001
		Class A-1 Common Stock (18,818 shares)		137,324	137,324
		Class A-1 Common Kicker Stock (14,114 shares)		—	—
		Class A & Class B Unit Purchase Warrants		838,117	262,000
			10,123,339	12,356,685	10,978,580

United Retirement Plan Consultants, Inc. (3%)*	Retirement Plan Administrator	Subordinated Note (12% Cash, 4% PIK, Due 09/16)	12,847,956	12,686,503	12,686,503
		Preferred A Units (90,000 units)		900,000	835,000
		Common Units (10,000 units)		100,000	—
			12,847,956	13,686,503	13,521,503

Water Pik, Inc. (2%)*	Branded Oral Health and Replacement Shower Head Supplier	Second Lien Term Loan (9.8% Cash, Due 01/21)	10,000,000	9,665,563	9,665,563
			10,000,000	9,665,563	9,665,563

Workforce Software, LLC (5%)*	Software Provider	Subordinated Note (11% Cash, 5% PIK, Due 11/16)	8,000,000	7,238,689	7,238,689
		Class B Preferred Units (1,020,000 units)		1,020,000	1,256,000
		Class C Preferred Units (624,253 units)		1,250,000	2,764,000
		Common Unit Purchase Warrants (2,434,749 units)		952,300	9,778,000
			8,000,000	10,460,989	21,036,689

WSO Holdings, LP (5%)*	Organic/Fair Trade Sugar, Syrup, Nectar and Honey Producer	Subordinated Note (12% Cash, 2% PIK, Due 10/17)	20,198,264	19,973,542	19,973,542

		Common Points (3,000 points)		3,000,000	2,338,000
			20,198,264	22,973,542	22,311,542

Xchange Technology Group, LLC (0%)*	Used and Refurbished IT Asset Supplier	Subordinated Note (8% Cash, Due 06/15)	6,527,677	5,904,000	—
		Royalty Rights		—	—
			6,527,677	5,904,000	—

Yellowstone Landscape Group, Inc. (5%)*	Landscaping Services	Subordinated Note (10% Cash, 2.5% PIK, Due 02/19)	20,181,603	20,191,788	20,191,788
			20,181,603	20,191,788	20,191,788

Subtotal Non–Control / Non–Affiliate Investments			495,697,196	528,021,069	546,043,946

Affiliate Investments:
All Aboard America! Holdings Inc. (2%)*	Motor Coach Operator	Subordinated Note (12% Cash, 3% PIK, Due (10/17)	8,897,392	8,765,737	8,765,737
		Convertible Preferred Interest in LLC		1,500,000	1,002,000
			8,897,392	10,265,737	9,767,737

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments December 31, 2013

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
American De-Rosa Lamparts, LLC and Hallmark Lighting (2%)*	Lighting Wholesale and Distribution	Subordinated Note (12% Cash, 6% PIK, Due 06/16)	$6,839,436	$6,815,257	$6,815,257
		Membership Units (8,364 units)		620,653	39,000
			6,839,436	7,435,910	6,854,257

AP Services, Inc. (0%)*	Fluid Sealing Supplies and Services	Class A Units (933 units)		156,953	253,004
		Class B Units (496 units)		—	134,381
				156,953	387,385

Asset Point, LLC (2%)*	Asset Management Software Provider	Senior Note (12% Cash, 5% PIK, Due 03/14)	6,633,027	6,633,025	6,633,025
		Subordinated Note (12% Cash, 2% PIK, Due 07/15)	643,147	643,147	606,000
		Subordinated Note (7% Cash, Due 03/14)	941,798	941,798	786,000
		Membership Units (1,000,000 units)		8,203	725,000
		Options to Purchase Membership Units (342,407 units)		500,000	227,000
		Membership Unit Warrants (356,506 units)		—	—
			8,217,972	8,726,173	8,977,025

Captek Softgel International, Inc. (2%)*	Nutraceutical Manufacturer	Subordinated Note (12% Cash, 4% PIK, Due 08/16)	8,976,227	8,883,334	8,883,334
		Class A Units (80,000 units)		800,000	694,000
			8,976,227	9,683,334	9,577,334

CIS Secure Computing Inc. (2%)*	Secure Communications and Computing Solutions Provider	Subordinated Note (12% Cash, 3% PIK, Due 06/17)	10,457,673	10,327,229	10,327,229
		Common Stock (84 shares)		502,320	213,000
			10,457,673	10,829,549	10,540,229

Dyson Corporation (0%)*	Custom Forging and Fastener Supplies	Class A Units (1,000,000 units)		1,000,000	1,555,000
				1,000,000	1,555,000

Main Street Gourmet, LLC (1%)*	Baked Goods Provider	Subordinated Notes (12% Cash, 4.5% PIK, Due 10/16)	4,528,839	4,482,393	4,482,393
		Jr. Subordinated Notes (8% Cash, 2% PIK, Due 04/17)	1,056,922	1,044,922	1,044,922
		Preferred Units (233 units)		211,867	303,000
		Common B Units (3,000 units)		23,140	440,000
		Common A Units (1,652 units)		14,993	242,000
			5,585,761	5,777,315	6,512,315

PartsNow!, LLC (3%)*	Printer Parts Distributor	Subordinated Note (12% Cash, 3% PIK, Due 08/17)	11,455,962	11,285,587	11,285,587
		Member Units (1,000,000 units)		1,000,000	1,351,000
		Royalty Rights		—	73,000
			11,455,962	12,285,587	12,709,587

Pine Street Holdings, LLC (0%)*	Oil and Gas Services	Preferred Units (200 units)		200,000	—
		Common Unit Warrants (2,220 units)		—	—
				200,000	—

Plantation Products, LLC (5%)*	Seed Manufacturing	Subordinated Notes (12% Cash, 2% PIK, Due 11/17)	14,591,557	14,423,858	14,423,858
		Preferred Units (4,312 units)		4,312,000	5,033,000
		Common Units (352,000 units)		88,000	4,241,000
			14,591,557	18,823,858	23,697,858

QC Holdings, Inc. (0%)*	Lab Testing Services	Common Stock (5,594 shares)		563,602	470,000
				563,602	470,000

Technology Crops International (1%)*	Supply Chain Management Services	Subordinated Note (12% Cash, 5% PIK, Due 03/15)	6,208,545	6,179,807	6,179,807
		Common Units (50 units)		500,000	—
			6,208,545	6,679,807	6,179,807

Venture Technology Groups, Inc. (0%)*	Fluid and Gas Handling Products Distributor	Subordinated Note (12.5% Cash, 4% PIK, Due 09/16)	7,038,134	5,703,715	411,000
		Class A Units (1,000,000 units)		1,000,000	—
			7,038,134	6,703,715	411,000

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments December 31, 2013

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Waste Recyclers Holdings, LLC (0%)*	Environmental and Facilities Services	Class A Preferred Units (280 units)		$2,251,100	$—
		Class B Preferred Units (11,484,867 units)		3,304,218	1,482,000
		Common Unit Purchase Warrant (1,170,083 units)		748,900	—
		Common Units (153,219 units)		180,783	—
				6,485,001	1,482,000

Wythe Will Tzetzo, LLC (2%)*	Confectionery Goods Distributor	Series A Preferred Units (74,764 units)		1,500,000	6,500,000
		Common Unit Purchase Warrants (25,065 units)		301,510	1,915,000
				1,801,510	8,415,000

Subtotal Affiliate Investments			$88,268,659	107,418,051	107,536,534

Control Investments:
FCL Graphics, Inc. (“FCL”) and FCL Holding SPV, LLC (“SPV”) (1%)*	Commercial Printing Services	Senior Note-FCL (4.8% Cash, Due 09/16)	1,271,233	1,271,233	1,271,233
		Senior Note-FCL (7.8% Cash, 2% PIK, Due 09/16)	1,195,370	1,195,368	1,062,000
		Senior Note-SPV (2.0% Cash, 5.3% PIK, Due 09/16)	1,064,061	1,007,272	9,000
		Members Interests-SPV (299,875 units)		—	—
			3,530,664	3,473,873	2,342,233

Gerli & Company (0%)*	Specialty Woven Fabrics Manufacturer	Subordinated Note (13% Cash, Due 07/15)	439,358	375,000	375,000
		Subordinated Note (8.5% Cash, Due 07/15)	3,793,846	3,000,000	358,000
		Class A Preferred Shares (1,211 shares)		855,000	—
		Class C Preferred Shares (744 shares)		—	—
		Class E Preferred Shares (400 shares)		161,440	—
		Common Stock (300 shares)		100,000	—
			4,233,204	4,491,440	733,000

SRC, Inc. (2%)*	Specialty Chemical Manufacturer	Subordinated Note (10.8% Cash, 0.25% PIK, Due 12/14)	2,160,348	250,000	—
		Senior Revolver (9.3% Cash, Due 05/14)	374,999	376,195	376,195
		Senior Term Loan (10.3% Cash, Due 05/14)	1,900,000	1,907,481	1,907,481
		Debtor in Possession Loan (8.0% Cash, Due 01/14)	1,491,800	1,491,800	1,491,800
		Subordinated Notes (12% Cash, 2% PIK, Due 09/14)	6,331,199	6,264,076	3,942,000
		Common Stock Purchase Warrants		123,800	—
			12,258,346	10,413,352	7,717,476

Subtotal Control Investments			20,022,214	18,378,665	10,792,709

Total Investments, December 31, 2013 (149%)*			$603,988,069	$653,817,785	$664,373,189
*    Fair value as a percent of net assets

(1)	All debt investments are income producing. Equity and equity-linked investments are non-income producing.

(2)	Disclosures of interest rates on notes include cash interest rates and payment-in-kind (“PIK”) interest rates.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)
Investment is not a qualifying investment as defined under Section 55(a) of the Investment Company Act of 1940. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

See accompanying notes.

TRIANGLE CAPITAL CORPORATION
Notes to Unaudited Consolidated Financial Statements

1. ORGANIZATION, BUSINESS AND BASIS OF PRESENTATION
Organization and Business
Triangle Capital Corporation and its wholly owned subsidiaries, including Triangle Mezzanine Fund LLLP (“Triangle SBIC”) and Triangle Mezzanine Fund II LP (“Triangle SBIC II”) (collectively, the “Company”), operate as a Business Development Company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). Triangle SBIC and Triangle SBIC II are specialty finance limited partnerships formed to make investments primarily in lower middle market companies located throughout the United States. On September 11, 2003, Triangle SBIC was licensed to operate as a Small Business Investment Company (“SBIC”) under the authority of the United States Small Business Administration (“SBA”). On May 26, 2010, Triangle SBIC II obtained its license to operate as an SBIC. As SBICs, both Triangle SBIC and Triangle SBIC II are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments.
The Company currently operates as a closed-end, non-diversified investment company and has elected to be treated as a BDC under the 1940 Act. The Company is internally managed by its executive officers under the supervision of its Board of Directors. The Company does not pay management or advisory fees, but instead incurs the operating costs associated with employing executive management and investment and portfolio management professionals.
Basis of Presentation
The financial statements of the Company include the accounts of Triangle Capital Corporation and its wholly-owned subsidiaries, including Triangle SBIC and Triangle SBIC II. Triangle Capital Corporation, Triangle SBIC and Triangle SBIC II do not consolidate portfolio company investments. The effects of all intercompany transactions between the Company and its subsidiaries have been eliminated in consolidation.
The accompanying unaudited financial statements are presented in conformity with United States generally accepted accounting principles (“U.S. GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring adjustments necessary for the fair presentation of financial statements for the interim period, have been reflected in the unaudited consolidated financial statements. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Additionally, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the period ended December 31, 2013. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2. INVESTMENTS
Portfolio Composition
The Company primarily invests in subordinated debt securities of privately held companies, generally secured by second lien security interests in portfolio company assets. In addition, the Company generally invests in an equity instrument of the borrower, such as warrants to purchase common stock in the portfolio company or direct preferred or common equity interests. On a more limited basis, the Company also invests in senior debt securities secured by first lien security interests in portfolio companies. The Company's investments generally range from $5.0 million to $35.0 million per portfolio company.

TRIANGLE CAPITAL CORPORATION
Notes to Unaudited Consolidated Financial Statements - (Continued)

The cost basis of the Company's debt investments includes any unamortized original issue discount, unamortized loan origination fees and payment-in-kind (“PIK”) interest, if any. Summaries of the composition of the Company’s investment portfolio at cost and fair value, and as a percentage of total investments, are shown in the following tables:

	Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
March 31, 2014:
Subordinated debt and 2nd lien notes	$555,943,162	82%	$528,881,970	77%
Senior debt and 1st lien notes	46,314,233	7	46,190,878	7
Equity shares	68,927,729	10	92,612,571	13
Equity warrants	9,672,127	1	22,325,000	3
Royalty rights	—	—	—	—
	$680,857,251	100%	$690,010,419	100%
December 31, 2013:
Subordinated debt and 2nd lien notes	$540,561,082	83%	$514,467,575	77%
Senior debt and 1st lien notes	46,102,133	7	45,968,765	7
Equity shares	56,985,933	9	79,935,246	12
Equity warrants	10,168,637	1	23,928,603	4
Royalty rights	—	—	73,000	—
	$653,817,785	100%	$664,373,189	100%

During the three months ended March 31, 2014, the Company made six new investments totaling approximately $63.7 million and six investments in existing portfolio companies totaling approximately $13.8 million. During the three months ended March 31, 2013, the Company made six investments in existing portfolio companies totaling approximately $10.3 million.
Investment Valuation Process
The Company has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with the 1940 Act and FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”). Under ASC Topic 820, a financial instrument is categorized within the ASC Topic 820 valuation hierarchy based upon the lowest level of input to the valuation process that is significant to the fair value measurement. The three levels of valuation inputs established by ASC Topic 820 are as follows:
Level 1 Inputs – include quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2 Inputs – include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
Level 3 Inputs – include inputs that are unobservable and significant to the fair value measurement.
The Company’s investment portfolio is comprised of debt and equity instruments of privately held companies for which quoted prices or other inputs falling within the categories of Level 1 and Level 2 are not available. Therefore, the Company determines the fair value of its investments in good faith using Level 3 inputs, pursuant to a valuation policy and process that is established by the management of the Company with the assistance of certain third-party advisors and subsequently approved by the Company’s Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon the specific circumstances of each individual investment. The recorded fair values of the Company’s investments may differ significantly from fair values that would have been used had an active market for the securities existed. In addition, changes in the market

TRIANGLE CAPITAL CORPORATION
Notes to Unaudited Consolidated Financial Statements - (Continued)

environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.
The Company’s valuation process is led by the Company’s executive officers and managing directors. The Company’s valuation process begins with a quarterly review of each investment in the Company’s investment portfolio by the Company’s executive officers and investment committee. Valuations of each portfolio security are then prepared by the Company’s investment professionals, who have direct responsibility for the origination, management and monitoring of each investment. Under the Company’s valuation policy, each investment valuation is subject to (i) a review by the lead investment officer responsible for the portfolio company investment and (ii) a peer review by a second investment officer or executive officer of the Company. Generally, any investment that is valued below cost is subjected to review by one of the Company’s executive officers. After the peer review is complete, the Company engages two independent valuation firms, Duff & Phelps, LLC and Lincoln Partners Advisors LLC (collectively, the “Valuation Firms”), to provide third-party reviews of certain investments, as described further below. Finally, the Board of Directors has the responsibility for reviewing and approving, in good faith, the fair value of the Company’s investments in accordance with the 1940 Act.
The Valuation Firms provide third party valuation consulting services to the Company which consist of certain procedures that the Company identified and requested the Valuation Firms to perform (hereinafter referred to as the “Procedures”). The Procedures are performed with respect to each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In addition, the Procedures are generally performed with respect to a portfolio company when there has been a significant change in the fair value of the investment. In certain instances, the Company may determine that it is not cost-effective, and as a result is not in the Company’s stockholders’ best interest, to request the Valuation Firms to perform the Procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
The total number of investments and the percentage of the investment portfolio on which the Procedures were performed are summarized below by period:

For the quarter ended:	Total companies	Percent of total investments at fair value(1)
March 31, 2013	17	23%
June 30, 2013	13	27%
September 30, 2013	14	28%
December 31, 2013	14	21%
March 31, 2014	15	25%

(1)	Exclusive of the fair value of new investments made during the quarter.
Upon completion of the Procedures, the Valuation Firms concluded that, with respect to each investment reviewed by each Valuation Firm, the fair value of those investments subjected to the Procedures appeared reasonable. The Company’s Board of Directors is ultimately responsible for determining the fair value of the Company’s investments in good faith.
Investment Valuation Inputs
Under ASC Topic 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between a willing buyer and a willing seller at the measurement date. For the Company’s portfolio securities, fair value is generally the amount that the Company might reasonably expect to receive upon the current sale of the security. Under ASC Topic 820, the fair value measurement assumes that the sale occurs in the principal market for the security, or in the absence of a principal market, in the most advantageous market for the security. Under ASC Topic 820, if no market for the security exists or if the Company does not have access to the principal market, the security should be valued based on the sale occurring in a hypothetical market. The securities in which the Company invests are generally only purchased and sold in merger and acquisition

TRIANGLE CAPITAL CORPORATION
Notes to Unaudited Consolidated Financial Statements - (Continued)

transactions, in which case the entire portfolio company is sold to a third-party purchaser. As a result, unless the Company has the ability to control such a transaction, the assumed principal market for the Company’s securities is a hypothetical secondary market. The Level 3 inputs to the Company’s valuation process reflect the Company’s best estimate of the assumptions that would be used by market participants in pricing the investment in a transaction in a hypothetical secondary market.
Enterprise Value Waterfall Approach
In valuing equity securities (including warrants), the Company estimates fair value using an “Enterprise Value Waterfall” valuation model. The Company estimates the enterprise value of a portfolio company and then allocates the enterprise value to the portfolio company’s securities in order of their relative liquidation preference. In addition, the Company assumes that any outstanding debt or other securities that are senior to the Company’s equity securities are required to be repaid at par. Additionally, the Company estimates the fair value of a limited number of its debt securities using the Enterprise Value Waterfall approach in cases where the Company does not expect to receive full repayment.
To estimate the enterprise value of the portfolio company, the Company primarily uses a valuation model based on a transaction multiple, which generally is the original transaction multiple, and measures of the portfolio company’s financial performance. In addition, the Company considers other factors, including but not limited to (i) offers from third-parties to purchase the portfolio company, (ii) the implied value of recent investments in the equity securities of the portfolio company, (iii) publicly available information regarding recent sales of private companies in comparable transactions and (iv) when the Company believes there are comparable companies that are publicly traded, the Company performs a review of these publicly traded companies and the market multiple of their equity securities.
The significant Level 3 inputs to the Enterprise Value Waterfall model are (i) an appropriate transaction multiple and (ii) a measure of the portfolio company’s financial performance, which generally is either earnings before interest, taxes, depreciation and amortization, as adjusted (“Adjusted EBITDA”) or revenues. Such inputs can be based on historical operating results, projections of future operating results or a combination thereof. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for certain non-recurring items. In determining the operating results input, the Company utilizes the most recent portfolio company financial statements and forecasts available as of the valuation date. The Company also consults with the portfolio company’s senior management to obtain updates on the portfolio company’s performance, including information such as industry trends, new product development, loss of customers and other operational issues. Fair value measurements using the Enterprise Value Waterfall model can be sensitive to significant changes in one or more of the inputs. A significant increase (decrease) in either the transaction multiple, Adjusted EBITDA or revenues for a particular equity security would result in a higher (lower) fair value for that security.
Income Approach
In valuing debt securities, the Company utilizes an “Income Approach” model that considers factors including, but not limited to, (i) the stated yield on the debt security, (ii) the portfolio company’s current Adjusted EBITDA as compared to the portfolio company’s historical or projected Adjusted EBITDA as of the date the investment was made and the portfolio company’s anticipated Adjusted EBITDA for the next twelve months of operations, (iii) the portfolio company’s current Leverage Ratio (defined as the portfolio company’s total indebtedness divided by Adjusted EBITDA) as compared to its Leverage Ratio as of the date the investment was made, (iv) publicly available information regarding current pricing and credit metrics for similar proposed and executed investment transactions of private companies and (v) when the Company believes a relevant comparison exists, current pricing and credit metrics for similar proposed and executed investment transactions of publicly traded debt. In addition, the Company uses a risk rating system to estimate the probability of default on the debt securities and the probability of loss if there is a default. This risk rating system covers both qualitative and quantitative aspects of the business and the securities held.
The Company considers the factors above, particularly any significant changes in the portfolio company’s results of operations and leverage, and develops an expectation of the yield that a hypothetical market participant

TRIANGLE CAPITAL CORPORATION
Notes to Unaudited Consolidated Financial Statements - (Continued)

would require when purchasing the debt investment (the “Required Rate of Return”). The Required Rate of Return, along with the Leverage Ratio and Adjusted EBITDA, are the significant Level 3 inputs to the Income Approach model. For investments where the Leverage Ratio and Adjusted EBITDA have not fluctuated significantly from the date the investment was made or have not fluctuated significantly from the Company’s expectations as of the date the investment was made, and where there have been no significant fluctuations in the market pricing for such investments, the Company may conclude that the Required Rate of Return is equal to the stated rate on the investment and therefore, the debt security is appropriately priced. In instances where the Company determines that the Required Rate of Return is different from the stated rate on the investment, the Company discounts the contractual cash flows on the debt instrument using the Required Rate of Return in order to estimate the fair value of the debt security.
Fair value measurements using the Income Approach model can be sensitive to significant changes in one or more of the inputs. A significant increase (decrease) in the Required Rate of Return or Leverage Ratio inputs for a particular debt security may result in a lower (higher) fair value for that security. A significant increase (decrease) in the Adjusted EBITDA input for a particular debt security may result in a higher (lower) fair value for that security.
The fair value of the Company’s royalty rights are calculated based on specific provisions contained in the pertinent operating or royalty agreements. The determination of the fair value of such royalty rights is not a significant component of the Company’s valuation process.
The ranges and weighted average values of the significant Level 3 inputs used in the valuation of the Company’s debt and equity securities at March 31, 2014 and December 31, 2013 are summarized as follows:

March 31, 2014:	Fair Value	Valuation Model	Level 3 Inputs	Range of Inputs	Weighted Average
Subordinated debt and 2nd lien notes	$515,383,970	Income Approach	Required Rate of Return	7.0% – 30.0%	14.4%
			Leverage Ratio	0.8x – 7.5x	3.8x
			Adjusted EBITDA	$1.3 million – $77.0 million	$16.1 million
Subordinated debt and 2nd lien notes	13,498,000	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple	5.3x – 6.0x	5.7x
			Adjusted EBITDA	$0.5 million – $4.6 million	$0.9 million
Senior debt and 1st lien notes	46,190,878	Income Approach	Required Rate of Return	4.7% – 19.0%	13.3%
			Leverage Ratio	0.0x – 5.8x	2.6x
			Adjusted EBITDA	$1.3 million – $4.7 million	$3.3 million
Equity shares and warrants	114,937,571	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple	3.8x – 10.0x	6.3x
			Adjusted EBITDA	$0.5 million – $77.0 million	$13.8 million
			Revenue Multiple	1.3x – 4.2x	3.9x
			Revenues	$8.8 million – $59.5 million	$50.9 million

TRIANGLE CAPITAL CORPORATION
Notes to Unaudited Consolidated Financial Statements - (Continued)

December 31, 2013:	Fair Value	Valuation Model	Level 3 Input	Range of Inputs	Weighted Average
Subordinated debt and 2nd lien notes	$508,522,575	Income Approach	Required Rate of Return	8.3% – 30.0%	14.7%
			Leverage Ratio	0.8x – 6.7x	3.9x
			Adjusted EBITDA	$1.0 million – $77.0 million	$17.0 million
Subordinated debt and 2nd lien notes	5,945,000	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple	4.5x – 5.5x	4.9x
			Adjusted EBITDA	$0.5 million – $4.7 million	$1.4 million
Senior debt and 1st lien notes	45,968,765	Income Approach	Required Rate of Return	4.8% – 19.0%	12.9%
			Leverage Ratio	0.0x – 6.4x	2.9x
			Adjusted EBITDA	$1.0 million – $4.7 million	$2.8 million
Equity shares and warrants	103,863,849	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple	3.8x – 10.0x	6.4x
			Adjusted EBITDA	$0.5 million – $77.0 million	$15.9 million
			Revenue Multiple	1.5x – 4.2x	3.9x
			Revenues	$8.5 million – $59.5 million	$50.8 million

The following table presents the Company’s investment portfolio at fair value as of March 31, 2014 and December 31, 2013, categorized by the ASC Topic 820 valuation hierarchy, as previously described:

	Fair Value as of March 31, 2014
	Level 1	Level 2	Level 3	Total
Subordinated debt and 2nd lien notes	$—	$—	$528,881,970	$528,881,970
Senior debt and 1st lien notes	—	—	46,190,878	46,190,878
Equity shares	—	—	92,612,571	92,612,571
Equity warrants	—	—	22,325,000	22,325,000
Royalty rights	—	—	—	—
	$—	$—	$690,010,419	$690,010,419

	Fair Value as of December 31, 2013
	Level 1	Level 2	Level 3	Total
Subordinated debt and 2nd lien notes	$—	$—	$514,467,575	$514,467,575
Senior debt and 1st lien notes	—	—	45,968,765	45,968,765
Equity shares	—	—	79,935,246	79,935,246
Equity warrants	—	—	23,928,603	23,928,603
Royalty rights	—	—	73,000	73,000
	$—	$—	$664,373,189	$664,373,189

TRIANGLE CAPITAL CORPORATION
Notes to Unaudited Consolidated Financial Statements - (Continued)

The following tables reconcile the beginning and ending balances of the Company’s investment portfolio measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended March 31, 2014 and 2013:

Three Months Ended March 31, 2014:	Subordinated Debt and 2nd Lien Notes	Senior Debt and 1st Lien Notes	Equity Shares	Equity Warrants	Royalty Rights	Total
Fair value, beginning of period	$514,467,575	$45,968,765	$79,935,246	$23,928,603	$73,000	$664,373,189
New investments	69,887,760	3,985,889	3,624,833	—	—	77,498,482
Reclassifications	(6,055,524)	(3,872,476)	9,928,000	—	—	—
Proceeds from sales of investments	—	—	(1,700,120)	(1,020,255)	—	(2,720,375)
Loan origination fees received	(1,290,041)	(77,778)	—	—	—	(1,367,819)
Principal repayments received	(48,991,007)	(97,404)	—	—	—	(49,088,411)
PIK interest earned	3,494,150	240,271	—	—	—	3,734,421
PIK interest payments received	(2,262,217)	—	—	—	—	(2,262,217)
Accretion of loan discounts	346,201	—	—	—	—	346,201
Accretion of deferred loan origination revenue	801,938	33,598	—	—	—	835,536
Realized gain	(549,180)	—	89,083	523,745	—	63,648
Unrealized gain (loss)	(967,685)	10,013	735,529	(1,107,093)	(73,000)	(1,402,236)
Fair value, end of period	$528,881,970	$46,190,878	$92,612,571	$22,325,000	$—	$690,010,419

Three Months Ended March 31, 2013:	Subordinated Debt and 2nd Lien Notes	Senior Debt and 1st Lien Notes	Equity Shares	Equity Warrants	Royalty Rights	Total
Fair value, beginning of period	$559,355,550	$46,576,994	$78,979,179	$21,759,000	$132,000	$706,802,723
New investments	5,513,545	1,500,000	1,100,000	2,146,000	—	10,259,545
Reclassifications	18,570,523	(18,570,523)	—	—	—	—
Proceeds from sales of investments	—	—	(1,437,000)	(37,000)	—	(1,474,000)
Loan origination fees received	(255,159)	—	—	—	—	(255,159)
Principal repayments received	(7,577,746)	(223,200)	—	—	—	(7,800,946)
PIK interest earned	4,017,911	196,883	—	—	—	4,214,794
PIK interest payments received	(529,733)	—	—	—	—	(529,733)
Accretion of loan discounts	396,661	—	—	—	—	396,661
Accretion of deferred loan origination revenue	706,745	27,349	—	—	—	734,094
Realized gains	578,782	—	1,237,000	37,000	—	1,852,782
Unrealized gain (loss)	595,323	5,622	929,217	(181,006)	(24,000)	1,325,156
Fair value, end of period	$581,372,402	$29,513,125	$80,808,396	$23,723,994	$108,000	$715,525,917

All realized and unrealized gains and losses are included in earnings (changes in net assets) and are reported on separate line items within the Company’s Statements of Operations. Pre-tax net unrealized losses on investments of $0.8 million during the three months ended March 31, 2014 were related to portfolio company investments that were still held by the Company as of March 31, 2014. Pre-tax net unrealized gains on investments of $2.6 million

TRIANGLE CAPITAL CORPORATION
Notes to Unaudited Consolidated Financial Statements - (Continued)

during the three months ended March 31, 2013 were related to portfolio company investments that were still held by the Company as of March 31, 2013.

The Company’s primary investment objective is to generate current income and capital appreciation by investing directly in privately-held lower middle market companies to help these companies fund acquisitions, growth or refinancing. During the three months ended March 31, 2014, the Company made investments of approximately $13.7 million in portfolio companies to which it was not previously contractually committed to provide the financial support. During the three months ended March 31, 2014, the Company made investments of $0.6 million in portfolio companies to which it was previously committed to provide the financial support. The details of the Company’s investments have been disclosed on the Unaudited Consolidated Schedule of Investments. In addition to the investments that the Company has made, the Company has unfunded commitments to provide additional financings totaling approximately $9.3 million as of March 31, 2014.
Warrants
When originating a debt security, the Company will sometimes receive warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the warrant or other equity instruments is treated as original issue discount and accreted into interest income over the life of the loan.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains or losses are recorded upon the sale or liquidation of investments and are calculated as the difference between the net proceeds from the sale or liquidation, if any, and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the fair value of the investments and the cost basis of the investments.
Investment Classification
In accordance with the provisions of the 1940 Act, the Company classifies investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments. “Non-Control / Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, the Company is deemed to control a company in which it has invested if the Company owns more than 25.0% of the voting securities of such company, has greater than 50.0% representation on its board or has the power to exercise control over management or policies of such portfolio company. The Company is deemed to be an affiliate of a company in which the Company has invested if it owns between 5.0% and 25.0% of the voting securities of such company.
Investment Income
Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes, until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Company writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recorded on the ex-dividend date.
Fee Income
Origination, facility, commitment, consent and other advance fees received in connection with loan agreements ("Loan Origination Fees") are recorded as deferred income and recognized as investment income over

TRIANGLE CAPITAL CORPORATION
Notes to Unaudited Consolidated Financial Statements - (Continued)

the term of the loan. Upon prepayment of a loan, any unamortized Loan Origination Fees are recorded as investment income. In the general course of its business, the Company receives certain fees from portfolio companies, which are non-recurring in nature. Such fees include loan prepayment penalties, certain investment banking and structuring fees and loan waiver and amendment fees, and are recorded as investment income when earned.
Payment-in-Kind Interest
The Company currently holds, and expects to hold in the future, some loans in its portfolio that contain a payment-in-kind ("PIK") interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan, rather than being paid to the Company in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment.
PIK interest, which is a non-cash source of income, is included in the Company’s taxable income and therefore affects the amount the Company is required to distribute to its stockholders to maintain its qualification as a regulated investment company ("RIC") for federal income tax purposes, even though the Company has not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing PIK interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Company writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible.
Concentration of Credit Risk
The Company’s investments are generally in lower middle market companies in a variety of industries. As of both March 31, 2014 and December 31, 2013, there were no individual investments greater than 10% of the fair value of the Company’s portfolio. As of March 31, 2014 and December 31, 2013, the Company’s largest single portfolio company investment represented approximately 4.0% and 4.2%, respectively, of the fair value of the Company’s portfolio. Income, consisting of interest, dividends, fees, other investment income and realization of gains or losses on equity interests, can fluctuate dramatically upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several investees.
The Company’s investments carry a number of risks including, but not limited to: (i) investing in lower middle market companies which may have limited financial resources and may have limited operating histories, (ii) investing in senior subordinated debt which ranks equal to or lower than debt held by other investors and (iii) holding investments that are not publicly traded and are subject to legal and other restrictions on resale and other risks common to investing in below investment grade debt and equity instruments.

Investments Denominated in Foreign Currency
As of both March 31, 2014 and December 31, 2013, the Company held investments in one portfolio company that were denominated in Canadian dollars.
At each balance sheet date, portfolio company investments denominated in foreign currencies are translated into United States dollars using the spot exchange rate on the last business day of the period. Purchases and sales of foreign portfolio company investments, and any income from such investments, are translated into United States dollars using the rates of exchange prevailing on the respective dates of such transactions.
Although the fair values of foreign portfolio company investments and the fluctuation in such fair values are translated into United States dollars using the applicable foreign exchange rates described above, the Company does not isolate that portion of the change in fair values resulting from foreign currency exchange rates fluctuations from the change in fair values of the underlying investment. All fluctuations in fair value are included in net unrealized appreciation (depreciation) of investments in the Company's Unaudited Consolidated Statements of Operations.

TRIANGLE CAPITAL CORPORATION
Notes to Unaudited Consolidated Financial Statements - (Continued)

Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the United States dollar.

3. INCOME TAXES
The Company elected for federal income tax purposes to be treated as a RIC under the Internal Revenue Code of 1986, as amended (the "Code") commencing with its taxable year ended December 31, 2007. In order to maintain its qualification as a RIC, the Company must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Company is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute (actually or constructively) and certain built-in gains. The Company has historically met its minimum distribution requirements and continually monitors its distribution requirements with the goal of ensuring compliance with the Code.
The minimum distribution requirements applicable to RICs require the Company to distribute to its stockholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year distributions into the next tax year and pay a 4% excise tax on such excess. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.
ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. The Company may be required to recognize ICTI in certain circumstances in which it does not receive cash. For example, if the Company holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments issued with warrants), the Company must include in ICTI each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Company in the same taxable year. The Company may also have to include in ICTI other amounts that it has not yet received in cash, such as (i) PIK interest income and (ii) interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any original issue discount or other amounts accrued will be included in the Company’s ICTI for the year of accrual, the Company may be required to make a distribution to its stockholders in order to satisfy the minimum distribution requirements, even though the Company will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.
The Company has certain wholly-owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of its portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for financial reporting purposes, such that the Company’s consolidated financial statements reflect the Company’s investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold certain portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90% of the RIC’s gross revenue for income tax purposes must consist of investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass-through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of investment income, it could jeopardize the Company’s ability to qualify as a RIC and therefore cause the Company to incur significant amounts of federal income taxes. When LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, their income is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping the Company preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense is reflected in the Company’s Consolidated Statements of Operations.
For federal income tax purposes, the cost of investments owned as of March 31, 2014 and December 31, 2013 was approximately $683.2 million and $656.6 million, respectively.

TRIANGLE CAPITAL CORPORATION
Notes to Unaudited Consolidated Financial Statements - (Continued)

4. BORROWINGS
The Company had the following borrowings outstanding as of March 31, 2014 and December 31, 2013:

Issuance/Pooling Date	Maturity Date	Interest Rate as of March 31, 2014	March 31, 2014	December 31, 2013
SBA-Guaranteed Debentures:
March 25, 2009	March 1, 2019	5.337%	22,000,000	22,000,000
March 24, 2010	March 1, 2020	4.825%	6,800,000	6,800,000
September 22, 2010	September 1, 2020	3.687%	32,590,000	32,590,000
March 29, 2011	March 1, 2021	4.474%	75,400,000	75,400,000
September 21, 2011	September 1, 2021	3.392%	19,100,000	19,100,000
March 27, 2013	March 1, 2023	3.155%	30,000,000	30,000,000
SBA-Guaranteed LMI Debenture:
September 14, 2010	March 1, 2016	2.508%	7,440,441	7,395,211
Credit Facility:
June 26, 2013	September 17, 2017	4.014%	10,860,711	11,221,246
Notes:
March 2, 2012	March 15, 2019	7.000%	69,000,000	69,000,000
October 19, 2012	December 15, 2022	6.375%	80,500,000	80,500,000
			$353,691,152	$354,006,457

SBA and SBA LMI Debentures
Interest payments on SBA-guaranteed debentures are payable semi-annually and there are no principal payments required on these debentures prior to maturity, nor do the debentures carry any prepayment penalties. The Company’s SBA-guaranteed Low or Moderate Income (“LMI”) debenture is a five-year deferred interest debenture that was issued at a discount to par. The accretion of discount on the SBA-guaranteed LMI debenture is classified as interest expense in the Company’s consolidated financial statements.
Under the Small Business Investment Act and current SBA policy applicable to SBICs, an SBIC (or group of SBICs under common control) can have outstanding at any time, SBA-guaranteed debentures and SBA-guaranteed LMI debentures (collectively, SBA-guaranteed debentures) up to two times (and in certain cases, up to three times) the amount of its regulatory capital. As of March 31, 2014, the maximum statutory limit on the dollar amount of outstanding SBA-guaranteed debentures that can be issued by a single SBIC was $150.0 million and by a group of SBICs under common control was $225.0 million. As of March 31, 2014, Triangle SBIC had issued $118.7 million of SBA-guaranteed debentures and had the current capacity to issue up to the statutory maximum of $150.0 million, subject to SBA approval. As of March 31, 2014, Triangle SBIC II had issued $75.0 million in face amount of SBA-guaranteed debentures. The weighted average interest rate for all SBA-guaranteed debentures as of both March 31, 2014 and December 31, 2013 was 4.07%. As of both March 31, 2014 and December 31, 2013, all SBA debentures were pooled.
In addition to a one-time 1.0% fee on the total commitment from the SBA, the Company also pays a one-time 2.425% fee on the amount of each SBA-guaranteed debenture issued and a one-time 2.0% fee on the amount of each SBA-guaranteed LMI debenture issued. These fees are capitalized as deferred financing costs and are amortized over the term of the debt agreements using the effective interest method. Upon prepayment of an SBA-guaranteed debenture, any unamortized deferred financing costs related to the SBA-guaranteed debenture are written off and recognized as a loss on extinguishment of debt in the Consolidated Statements of Operations. In the three months ended March 31, 2013 the Company prepaid approximately $20.5 million of SBA-guaranteed debentures and recognized losses on extinguishment of debt of approximately $0.4 million. respectively.

TRIANGLE CAPITAL CORPORATION
Notes to Unaudited Consolidated Financial Statements - (Continued)

The fair values of the SBA-guaranteed debentures are based on a market yield approach and current interest rates, which are Level 3 inputs to the market yield model. As of both March 31, 2014 and December 31, 2013, the carrying amounts of the SBA-guaranteed debentures were approximately $193.3 million. As of March 31, 2014 and December 31, 2013, the fair values of the SBA-guaranteed debentures were $204.4 million and $206.6 million, respectively.
Credit Facility
In June 2013, the Company entered into a second amended and restated senior secured credit facility (the “Credit Facility”) to provide liquidity in support of its investment and operational activities. The Credit Facility, which has an initial commitment of $165.0 million supported by nine financial institutions, replaced the Company's $165.0 million senior secured credit facility entered into in September 2012. The Credit Facility, which matures on September 17, 2017, allows the Company to borrow foreign currencies (initially Canadian dollars) directly under the Credit Facility.
The Credit Facility has an accordion feature that allows for an increase in the total commitment size up to $215.0 million, subject to certain conditions, and also contains a one-year extension option to September 17, 2018. The Credit Facility, which is structured to operate like a revolving credit facility, is secured primarily by the Company's assets, excluding the assets of Triangle SBIC and Triangle SBIC II.
Borrowings under the Credit Facility bear interest, subject to the Company's election, on a per annum basis equal to (i) the applicable base rate plus 1.75%, (ii) the applicable LIBOR rate plus 2.75%, or (iii) for borrowings denominated in Canadian dollars, the applicable Canadian Dealer Offered Rate plus 2.75%. The applicable base rate is equal to the greater of (i) the prime rate, (ii) the federal funds rate plus 0.5% or (iii) the adjusted one-month LIBOR rate plus 2.0%. The Company pays a commitment fee of 0.375% per annum on undrawn amounts, which is included with interest and other financing fees on the Company's Consolidated Statements of Operations. Borrowings under the Credit Facility are also limited to a borrowing base, which includes certain cash and a portion of eligible debt investments.
As of March 31, 2014, the Company had non-United States dollar borrowings denominated in Canadian dollars of $12.0 million ($10.9 million United States dollars) outstanding under the Credit Facility with an interest rate of 4.01%. The borrowings denominated in Canadian dollars are translated into United States dollars based on the spot rate at each balance sheet date. The impact resulting from changes in foreign exchange rates on the Credit Facility borrowings is included in unrealized appreciation (depreciation) on foreign currency borrowings in the Company's Consolidated Statements of Operations. The borrowings denominated in Canadian dollars may be positively or negatively affected by movements in the rate of exchange between the United States dollar and the Canadian dollar. This movement is beyond the control of the Company and cannot be predicted. As of December 31, 2013, the Company had non-United States dollar borrowings denominated in Canadian dollars of $12.0 million ($11.2 million United States dollars) outstanding under the Credit Facility with an interest rate of 4.03%,
The fair value of the borrowings outstanding under the Credit Facility are based on a market yield approach and current interest rates, which are Level 3 inputs to the market yield model. As of March 31, 2014 and December 31, 2013, the fair values of the borrowings outstanding under the Credit Facility were $10.9 million and $11.2 million, respectively.
The Credit Facility contains certain affirmative and negative covenants, including but not limited to (i) maintaining a minimum interest coverage ratio, (ii) maintaining minimum consolidated tangible net worth and (iii) maintaining its status as a regulated investment company and as a BDC. As of March 31, 2014, the Company was in compliance with all covenants of the Credit Facility.
Notes
In March 2012, the Company issued $69.0 million of unsecured notes due 2019 (the “2019 Notes”). The 2019 Notes mature on March 15, 2019, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after March 15, 2015. The 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning June 15, 2012. The net

TRIANGLE CAPITAL CORPORATION
Notes to Unaudited Consolidated Financial Statements - (Continued)

proceeds to the Company from the sale of the 2019 Notes, after underwriting discounts and offering expenses, were approximately $66.7 million. As of both March 31, 2014 and December 31, 2013, the carrying amount of the 2019 Notes was approximately $69.0 million. As of March 31, 2014 and December 31, 2013, the fair values of the 2019 Notes were $70.8 million and $71.6 million, respectively.
In October 2012, the Company issued $70.0 million of unsecured notes due 2022 (the "2022 Notes") and in November 2012, issued $10.5 million of 2022 Notes pursuant to the exercise of an over-allotment option. The 2022 Notes mature on December 15, 2022, and may be redeemed in whole or in part at any time or from time to time at the Company's option on or after December 15, 2015.  The 2022 Notes bear interest at a rate of 6.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning December 15, 2012. The net proceeds to the Company from the sale of the 2022 Notes, after underwriting discounts and offering expenses, were approximately $77.8 million. As of both March 31, 2014 and December 31, 2013, the carrying amount of the 2022 Notes was approximately $80.5 million. As of March 31, 2014 and December 31, 2013, the fair values of the 2022 Notes were $79.5 million and $76.7 million, respectively. The fair values of the 2019 Notes and the 2022 Notes are based on the closing prices of each respective security on the New York Stock Exchange, which are Level 1 inputs under ASC 820.
The indenture and supplements thereto relating to the 2019 Notes and the 2022 Notes contain certain covenants, including but not limited to (i) a requirement that the Company comply with the asset coverage requirements of the 1940 Act or any successor provisions, and (ii) a requirement to provide financial information to the holders of the notes and the trustee under the indenture if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended.

5. EQUITY-BASED AND OTHER COMPENSATION PLANS
The Company’s Board of Directors and stockholders have approved the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan (the “Plan”), under which there are 2,400,000 shares of the Company’s Common Stock authorized for issuance. Under the Plan, the Board (or compensation committee, if delegated administrative authority by the Board) may award stock options, restricted stock or other stock-based incentive awards to executive officers, employees and directors. Equity-based awards granted under the Plan to independent directors generally will vest over a one-year period and equity-based awards granted under the Plan to executive officers and employees generally will vest ratably over a four-year period.
The Company accounts for its equity-based compensation plan using the fair value method, as prescribed by ASC Topic 718, Stock Compensation. Accordingly, for restricted stock awards, the Company measures the grant date fair value based upon the market price of the Company’s common stock on the date of the grant and amortizes this fair value to compensation expense ratably over the requisite service period or vesting term.
The following table presents information with respect to the Plan for the three months ended March 31, 2014 and 2013:

	Three Months Ended March 31, 2014		Three Months Ended March 31, 2013
	Number of Shares	Weighted Average Grant Date Fair Value per Share	Number of Shares	Weighted Average Grant Date Fair Value per Share
Unvested shares, beginning of period	592,173	$23.80	290,198	$18.52
Shares granted during the period	273,000	$26.09	250,000	$28.47
Shares vested during the period	(193,224)	$21.03	—	$—
Unvested shares, end of period	671,949	$25.53	540,198	$23.13

In the three months ended March 31, 2014, the Company recognized equity-based compensation expense of approximately $1.3 million. In the three months ended March 31, 2013, the Company recognized equity-based compensation expense of approximately $0.6 million. This expense is included in general and administrative expenses in the Company’s Unaudited Consolidated Statements of Operations.

TRIANGLE CAPITAL CORPORATION
Notes to Unaudited Consolidated Financial Statements - (Continued)

As of March 31, 2014, there was approximately $16.0 million of total unrecognized compensation cost, related to the Company’s non-vested restricted shares. This cost is expected to be recognized over a weighted average period of approximately 2.6 years.
The Company’s Board of Directors has adopted a nonqualified deferred compensation plan covering the Company’s executive officers and key employees. Any compensation deferred and the Company’s contributions will earn a return based on the returns on certain investments designated by the Compensation Committee of the Company’s Board of Directors. Participants are 100% vested in amounts deferred under the deferred compensation plan and the earnings thereon. Contributions to the plan and earnings thereon vest ratably over a four-year period.
The Company maintains a 401(k) plan in which all full-time employees who are at least 21 years of age and have 90 days of service are eligible to participate and receive employer contributions. Eligible employees may contribute a portion of their compensation on a pretax basis into the 401(k) plan up to the maximum amount allowed under the Code, and direct the investment of their contributions.

TRIANGLE CAPITAL CORPORATION
Notes to Unaudited Consolidated Financial Statements - (Continued)

6. FINANCIAL HIGHLIGHTS
The following is a schedule of financial highlights for the three months ended March 31, 2014 and 2013:

	Three Months Ended March 31,
	2014	2013
Per share data:
Net asset value at beginning of period	$16.10	$15.30
Net investment income(1)	0.50	0.56
Net realized gain on investments(1)	—	0.07
Net unrealized appreciation on investments / foreign currency(1)	(0.04)	0.06
Total increase from investment operations(1)	0.46	0.69
Cash dividends/distributions	(0.69)	(0.54)
Shares issued pursuant to Dividend Reinvestment Plan	0.01	0.01
Stock-based compensation	(0.15)	(0.12)
Loss on extinguishment of debt(1)	—	(0.02)
Provision for taxes(1)	(0.01)	—
Other(2)	—	—
Net asset value at end of period	$15.72	$15.32
Market value at end of period(3)	$25.89	$27.99
Shares outstanding at end of period	27,903,696	27,563,375
Net assets at end of period	$438,631,024	$422,313,302
Average net assets	$449,549,621	$423,635,444
Ratio of total expenses to average net assets (annualized)	9.07%	8.70%
Ratio of net investment income to average net assets (annualized)	12.32%	14.40%
Portfolio turnover ratio	7.95%	1.40%
Total return(4)	(3.87)%	11.90%
Supplemental Data:
Efficiency ratio(5)	21.03%	16.84%

(1)	Weighted average basic per share data.

(2)
Represents the impact of the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

(3)	Represents the closing price of the Company’s common stock on the last day of the period.

(4)
Total return equals the change in the ending market value of the Company’s common stock during the period, plus dividends declared per share during the period, divided by the market value of the Company’s common stock on the first day of the period. Total return is not annualized.

(5)	Efficiency ratio equals general and administrative expenses divided by total investment income.

7. SUBSEQUENT EVENTS

In April 2014, the Company invested $23.0 million in the subordinated debt and equity of PCX Aerostructures, LLC ("PCX"). PCX manufacturers components and assemblies used in military and civilian aircraft, primarily helicopters. Under the terms of the investment, PCX will pay interest on the subordinated debt at a rate of 14.0%.

In April 2014, the Company exited its investments in Workforce Software, LLC. In connection with the exit, the company received proceeds of $21.4 million and recognized capital gains totaling approximately $11.1 million.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders
Triangle Capital Corporation
We have audited the accompanying consolidated balance sheets of Triangle Capital Corporation (the Company), including the consolidated schedules of investments, as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2013. We have also audited the accompanying consolidated financial highlights for each of the five years in the period ended December 31, 2013. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 and 2012 by correspondence with the custodian and directly with management or designees of the portfolio companies, as applicable. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Triangle Capital Corporation at December 31, 2013 and 2012, the consolidated results of its operations, changes in net assets, and its cash flows, for each of the three years in the period ended December 31, 2013, and the consolidated financial highlights for each of the five years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Triangle Capital Corporation’s internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (1992 framework) and our report dated February 26, 2014 expressed an unqualified opinion thereon.
/s/ Ernst & Young LLP
Raleigh, North Carolina
February 26, 2014

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders
Triangle Capital Corporation
We have audited Triangle Capital Corporation’s internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (1992 framework) (the COSO criteria). Triangle Capital Corporation’s management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the company’s internal control over financial reporting based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.
A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
In our opinion, Triangle Capital Corporation maintained, in all material respects, effective internal control over financial reporting as of December 31, 2013, based on the COSO criteria.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of Triangle Capital Corporation, including the consolidated schedules of investments, as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2013. We have also audited the accompanying consolidated financial highlights for each of the five years in the period ended December 31, 2013 and our report dated February 26, 2014 expressed an unqualified opinion thereon.
/s/ Ernst & Young LLP
Raleigh, North Carolina
February 26, 2014

Triangle Capital Corporation
Consolidated Balance Sheets

	December 31,
	2013	2012
Assets:
Investments at fair value:
Non-Control / Non-Affiliate investments (cost of $528,021,069 and $565,737,092 at December 31, 2013 and 2012, respectively)	$546,043,946	$579,078,939
Affiliate investments (cost of $107,418,051 and $123,019,204 at December 31, 2013 and 2012, respectively)	107,536,534	123,408,445
Control investments (cost of $18,378,665 and $11,474,208 at December 31, 2013 and 2012, respectively)	10,792,709	4,315,339
Total investments at fair value	664,373,189	706,802,723
Cash and cash equivalents	133,304,346	72,300,423
Interest and fees receivable	5,255,760	2,650,178
Prepaid expenses and other current assets	831,544	403,123
Deferred financing fees	11,063,716	12,323,430
Property and equipment, net	60,525	55,535
Total assets	$814,889,080	$794,535,412
Liabilities:
Accounts payable and accrued liabilities	$7,493,928	$6,405,570
Interest payable	3,017,645	3,136,574
Taxes payable	1,064,544	3,210,989
Deferred income taxes	3,514,376	1,342,456
Borrowings under Credit Facility	11,221,246	—
Notes	149,500,000	149,500,000
SBA-guaranteed debentures payable	193,285,211	213,604,579
Total liabilities	369,096,950	377,200,168
Net Assets:
Common stock, $0.001 par value per share (150,000,000 shares authorized, 27,697,483 and 27,284,798 shares issued and outstanding as of December 31, 2013 and 2012, respectively)	27,697	27,285
Additional paid in capital	409,042,893	403,322,097
Investment income in excess of distributions	8,610,735	6,783,161
Accumulated realized gains on investments	20,665,371	1,972,940
Net unrealized appreciation of investments	7,445,434	5,229,761
Total net assets	445,792,130	417,335,244
Total liabilities and net assets	$814,889,080	$794,535,412
Net asset value per share	$16.10	$15.30
See accompanying notes.

Triangle Capital Corporation
Consolidated Statements of Operations

	Year Ended December 31,
	2013	2012	2011
Investment income:
Loan interest, fee and dividend income:
Non-Control / Non-Affiliate investments	$71,521,118	$61,903,487	$42,733,900
Affiliate investments	12,022,682	12,835,193	8,137,269
Control investments	190,609	210,019	1,377,232
Total loan interest, fee and dividend income	83,734,409	74,948,699	52,248,401
Payment-in-kind interest income:
Non-Control / Non-Affiliate investments	12,661,244	11,486,261	8,321,758
Affiliate investments	4,335,276	3,421,855	2,274,514
Control investments	23,975	80,502	157,335
Total payment-in-kind interest income	17,020,495	14,988,618	10,753,607
Interest income from cash and cash equivalent investments	273,461	431,150	361,973
Total investment income	101,028,365	90,368,467	63,363,981
Operating expenses:
Interest and other financing fees	20,234,583	16,412,898	10,901,913
General and administrative expenses	19,264,885	16,293,172	11,965,985
Total operating expenses	39,499,468	32,706,070	22,867,898
Net investment income	61,528,897	57,662,397	40,496,083
Realized and unrealized gains (losses) on investments and foreign currency borrowings:
Net realized gains (losses):
Non-Control / Non-Affiliate investments	15,882,401	3,869,571	1,894,677
Affiliate investments	4,828,062	1,953,166	—
Control investments	(2,290,919)	838,039	9,078,810
Net realized gains (losses)	18,419,544	6,660,776	10,973,487
Net unrealized appreciation (depreciation):
Investments	1,811,265	(2,878,015)	6,367,473
Foreign currency borrowings	404,408	—	—
Net unrealized appreciation (depreciation)	2,215,673	(2,878,015)	6,367,473
Net realized and unrealized gains (losses) on investments and foreign currency borrowings	20,635,217	3,782,761	17,340,960
Loss on extinguishment of debt	(412,673)	(829,811)	(157,590)
Provision for taxes	(539,561)	(551,830)	(908,416)
Net increase in net assets resulting from operations	$81,211,880	$60,063,517	$56,771,037
Net investment income per share — basic and diluted	$2.23	$2.16	$2.07
Net increase in net assets resulting from operations per share —basic and diluted	$2.94	$2.25	$2.90
Dividends declared per common share	$2.16	$2.02	$1.77
Weighted average number of shares outstanding — basic and diluted	27,576,302	26,740,776	19,555,268

See accompanying notes.

Triangle Capital Corporation
Consolidated Statements of Changes in Net Assets

	Common Stock		Additional Paid In Capital	Investment Income in Excess of Distributions	Accumulated Realized Gains (Losses) on Investments	Net Unrealized Appreciation (Depreciation)
	Number of Shares	Par Value					Total Net Assets
Balance, January 1, 2011	14,928,987	$14,929	$183,602,755	$3,365,548	$(8,244,376)	$1,740,303	$180,479,159
Net investment income	—	—	—	40,496,083	—	—	40,496,083
Stock-based compensation	—	—	1,909,808	—	—	—	1,909,808
Realized gain (loss) on investments	—	—	—	—	10,973,487	(9,621,107)	1,352,380
Net unrealized gains on investments	—	—	—	—	—	15,988,580	15,988,580
Loss on extinguishment of debt	—	—	—	(157,590)	—	—	(157,590)
Provision for taxes	—	—	—	(908,416)	—	—	(908,416)
Return of capital and other tax related adjustments	—	—	584,146	638,083	(1,222,229)	—	—
Dividends/distributions declared	241,630	242	4,215,220	(36,586,222)	—	—	(32,370,760)
Taxes paid on deemed distribution of long term capital gains	—	—	—	—	(495,233)	—	(495,233)
Public offerings of common stock	7,475,000	7,475	128,628,777	—	—	—	128,636,252
Issuance of restricted stock	161,174	161	(161)	—	—	—	—
Common stock withheld for payroll taxes upon vesting of restricted stock	(32,065)	(32)	(643,276)	—	—	—	(643,308)
Balance, December 31, 2011	22,774,726	$22,775	$318,297,269	$6,847,486	$1,011,649	$8,107,776	$334,286,955
Net investment income	—	—	—	57,662,397	—	—	57,662,397
Stock-based compensation	—	—	3,030,757	—	—	—	3,030,757
Realized gain (loss) on investments	—	—	—	—	6,660,776	(4,584,872)	2,075,904
Net unrealized gains on investments	—	—	—	—	—	1,706,857	1,706,857
Loss on extinguishment of debt	—	—	—	(829,811)	—	—	(829,811)
Provision for taxes	—	—	—	(551,830)	—	—	(551,830)
Return of capital and other tax related adjustments	—	—	4,461,480	(1,256,028)	(3,205,452)	—	—
Dividends/distributions declared	147,139	147	3,299,884	(55,089,053)	—	—	(51,789,022)
Taxes paid on deemed distribution of long term capital gains	—	—	—	—	(2,494,033)	—	(2,494,033)
Public offerings of common stock	4,255,000	4,255	77,118,719	—	—	—	77,122,974
Issuance of restricted stock	235,086	235	(235)	—	—	—	—
Common stock withheld for payroll taxes upon vesting of restricted stock	(127,153)	(127)	(2,885,777)	—	—	—	(2,885,904)
Balance, December 31, 2012	27,284,798	$27,285	$403,322,097	$6,783,161	$1,972,940	$5,229,761	$417,335,244
Net investment income	—	—	—	61,528,897	—	—	61,528,897
Stock-based compensation	—	—	3,980,708	—	—	—	3,980,708
Realized gain (loss) on investments	—	—	—	—	18,419,544	(14,783,919)	3,635,625
Net unrealized gains on investments / foreign currency	—	—	—	—	—	16,999,592	16,999,592
Loss on extinguishment of debt	—	—	—	(412,673)	—	—	(412,673)
Provision for taxes	—	—	—	(539,561)	—	—	(539,561)
Return of capital and other tax related adjustments	—	—	(1,159,313)	886,426	272,887	—	—
Dividends/distributions declared	103,255	103	2,899,710	(59,635,515)	—	—	(56,735,702)
Issuance of restricted stock	309,430	309	(309)	—	—	—	—
Balance, December 31, 2013	27,697,483	$27,697	$409,042,893	$8,610,735	$20,665,371	$7,445,434	$445,792,130

See accompanying notes.

Triangle Capital Corporation
Consolidated Statements of Cash Flows

	Year Ended December 31,
	2013	2012	2011
Cash flows from operating activities:
Net increase in net assets resulting from operations	$81,211,880	$60,063,517	$56,771,037
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of portfolio investments	(174,320,204)	(348,938,154)	(224,996,843)
Repayments received/sales of portfolio investments	247,354,440	159,278,326	66,345,192
Loan origination and other fees received	2,150,794	5,631,915	4,364,689
Net realized (gain) loss on investments	(18,419,544)	(6,660,776)	(10,973,487)
Net unrealized (appreciation) depreciation on investments	(3,983,185)	2,164,302	(6,787,628)
Net unrealized depreciation on foreign currency borrowings	(404,408)	—	—
Deferred income taxes	2,171,920	713,714	420,155
Payment-in-kind interest accrued, net of payments received	(4,977,824)	(5,885,069)	(6,110,494)
Amortization of deferred financing fees	1,547,332	1,150,466	787,902
Loss on extinguishment of debt	412,673	829,811	157,590
Accretion of loan origination and other fees	(3,890,192)	(3,414,778)	(1,751,182)
Accretion of loan discounts	(1,484,751)	(1,899,914)	(1,178,229)
Accretion of discount on SBA-guaranteed debentures payable	180,632	177,075	172,638
Depreciation expense	40,151	33,038	27,295
Stock-based compensation	3,980,708	3,030,757	1,909,808
Changes in operating assets and liabilities:
Interest and fees receivable	(2,605,582)	(766,783)	(1,015,768)
Prepaid expenses and other current assets	(428,421)	220,195	(504,167)
Accounts payable and accrued liabilities	1,088,358	2,288,748	1,847,924
Interest payable	(118,929)	(385,358)	1,133,427
Deferred revenue	—	—	(37,500)
Taxes payable	(2,146,445)	1,808,123	1,204,887
Net cash provided by (used in) operating activities	127,359,403	(130,560,845)	(118,212,754)
Cash flows from investing activities:
Purchases of property and equipment	(45,141)	(30,269)	(37,952)
Net cash used in investing activities	(45,141)	(30,269)	(37,952)
Cash flows from financing activities:
Borrowings under SBA-guaranteed debentures payable	—	30,000,000	31,100,000
Repayments of SBA-guaranteed debentures payable	(20,500,000)	(40,810,000)	(9,500,000)
Borrowings under credit facility	11,625,654	26,000,000	30,400,000
Repayments of borrowings under credit facility	—	(41,000,000)	(15,400,000)
Proceeds from notes	—	149,500,000	—
Financing fees paid	(700,291)	(7,620,818)	(1,428,127)
Proceeds from public stock offerings, net of expenses	—	77,122,974	128,636,252
Common stock withheld for taxes upon vesting of restricted stock	—	(2,885,904)	(643,308)
Taxes paid on deemed distribution of long-term capital gains	—	(2,494,033)	(495,233)
Cash dividends paid	(56,735,702)	(51,789,022)	(32,370,760)
Net cash provided by (used in) financing activities	(66,310,339)	136,023,197	130,298,824
Net increase (decrease) in cash and cash equivalents	61,003,923	5,432,083	12,048,118
Cash and cash equivalents, beginning of year	72,300,423	66,868,340	54,820,222
Cash and cash equivalents, end of year	$133,304,346	$72,300,423	$66,868,340
Supplemental disclosure of cash flow information:
Cash paid for interest	$17,980,390	$15,075,903	$8,675,796
Summary of non-cash financing transactions:
Dividends paid through DRIP share issuances	$2,899,813	$3,300,031	$4,215,462
See accompanying notes.

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments December 31, 2013

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Non–Control / Non–Affiliate Investments:
Agilex Flavors & Fragrances, Inc. (3%)*	Custom Fragrance Producers	Subordinated Note (12% Cash, 1.5% PIK, Due 06/19)	$12,698,065	$12,475,194	$12,475,194
		Common Units (1,250 units)		1,250,000	1,398,000
			12,698,065	13,725,194	13,873,194

Ambient Air Corporation (0%)*	Specialty Trade Contractors	Subordinated Note (0% Cash, 8% PIK, Due 06/20)	473,958	66,993	200,000
			473,958	66,993	200,000

Applied-Cleveland Holdings, Inc. (4%)*	Oil and Gas Pipeline Infrastructure Inspection Services	Subordinated Note (10% Cash, 2% PIK, Due 06/19)	18,000,000	17,700,961	17,700,961
		Class A Preferred (2,000,000 units)		2,000,000	2,000,000
			18,000,000	19,700,961	19,700,961

Assurance Operations Corporation (0%)*	Metal Fabrication	Common Stock (517 shares)		516,867	1,076,000
				516,867	1,076,000

Audio and Video Labs Holdings, Inc. (3%)*	Manufacturer and Distributor for Independent Artists and Authors	Subordinated Note (12% Cash, 2% PIK, Due 06/18)	13,269,023	13,044,644	13,044,644
		Common Units (138 units)		1,300,000	1,406,000
			13,269,023	14,344,644	14,450,644

Berry Family Nursery Operations LLC (4%)*	Wholesale Grower and Distributor of Container Grown Shrubs, Trees and Plants	Subordinated Note (13% Cash, 3% PIK, Due 11/17)	17,549,583	17,199,583	17,199,583
			17,549,583	17,199,583	17,199,583

Botanical Laboratories, Inc. (0%)*	Nutritional Supplement Manufacturing and Distribution	Common Unit Warrants (998,680 units)		237,301	580,603
				237,301	580,603

Capital Contractors, Inc. (2%)*	Janitorial and Facilities Maintenance Services	Subordinated Notes (12% Cash, 2% PIK, Due 12/15)	9,565,598	9,248,522	9,248,522
		Common Stock Warrants (20 shares)		492,000	361,000
			9,565,598	9,740,522	9,609,522

Carepoint Resources, Inc. (5%)*	Business Process Outsourcing Provider	Subordinated Note (12% Cash, 2.5% PIK, Due 06/18)	23,514,505	23,139,305	23,139,305
			23,514,505	23,139,305	23,139,305

Carolina Beverage Group, LLC (1%)*	Beverage Manufacturing and Packaging	Class B Units (11,974 units)		119,735	2,266,000
				119,735	2,266,000

Chromaflo Technologies Parent LP (3%)*	Colorant Manufacturer and Distributor	Subordinated Note (8.3% Cash, Due 06/20)	10,000,000	9,950,000	9,950,000
		Class A Units (22,561 units)		—	2,239,000
			10,000,000	9,950,000	12,189,000

Comverge, Inc. (4%)*	Provider of Intelligent Energy Management Solutions	Senior Note (12% Cash, Due 05/18)	15,505,583	15,254,660	15,254,660
		Preferred Units (900 units)		900,000	981,000
		Common Units (1,000,000 units)		100,000	225,000
			15,505,583	16,254,660	16,460,660

Continental Anesthesia Management, LLC (2%)*	Physicians Management Services	Subordinated Note (14% Cash, Due 11/14)	9,825,000	9,722,773	9,176,000
		Warrant (263 shares)		276,100	—
			9,825,000	9,998,873	9,176,000

CRS Reprocessing, LLC (6%)*	Fluid Reprocessing Services	Subordinated Note (12% Cash, 2% PIK, Due 11/15)	12,009,198	11,884,003	11,884,003
		Subordinated Note (12% Cash, 2% PIK, Due 11/15)	13,243,893	12,376,217	12,376,217
		Series C Preferred Units (30 units)		288,342	443,000
		Common Unit Warrant (664 units)		1,759,556	2,755,000
		Series D Preferred Units (16 units)		107,074	175,000
		Series E Preferred Units (5 units)		31,651	48,000
			25,253,091	26,446,843	27,681,220

Danville Materials, LLC (2%)*	Manufacturer of Dental Products	Senior Note (10% Cash, Due 12/18)	8,000,000	7,840,000	7,840,000
		Common Units (45,492 units)		500,000	500,000
			8,000,000	8,340,000	8,340,000

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments December 31, 2013

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
DataSource Incorporated (2%)*	Print Supply Chain Management Services	Subordinated Note (12% Cash, 2% PIK, Due 01/18)	$8,759,661	$8,625,671	$8,625,671
		Common Units (47 units)		1,000,000	965,000
			8,759,661	9,625,671	9,590,671

DCWV Acquisition Corporation (1%)*	Arts & Crafts and Home Decor Products Designer and Supplier	Subordinated Note (12% Cash, 3% PIK, Due 09/17)	6,241,435	6,145,145	4,505,000
			6,241,435	6,145,145	4,505,000

DLR Restaurants, LLC (0%)*	Restaurant	Royalty Rights		—	—
				—	—

Dyno Acquiror, Inc. (2%)*	Sewing Products and Seasonal Decorative Products Supplier	Subordinated Note (12% Cash, 2% PIK, Due 11/18)	7,093,094	6,963,005	6,963,005
		Preferred series A Units (600,000 units)		600,000	594,000
			7,093,094	7,563,005	7,557,005

Eckler's Holdings, Inc. (2%)*	Restoration Parts and Accessories for Classic Cars and Trucks	Subordinated Note (11% Cash, 4% PIK, Due 07/18)	7,084,528	6,947,215	6,947,215
		Common Stock (18,029 shares)		183,562	6,000
		Preferred Stock A (1,596 shares)		1,596,126	1,794,000
			7,084,528	8,726,903	8,747,215

Electronic Systems Protection, Inc. (0%)*	Power Protection Systems Manufacturing	Common Stock (570 shares)		285,000	309,000
				285,000	309,000

Flowchem Ltd. (2%)*	Provider of Support Services to Crude Oil Pipeline Operators	Subordinated Note (11% Cash, 2% PIK, Due 06/19)	7,761,041	7,606,041	7,606,041
		Common Units (1,000,000 Units)		1,000,000	1,000,000
			7,761,041	8,606,041	8,606,041

Foodstate, Inc. (1%)*	Nutritional Supplement Manufacturing and Distribution	Subordinated Note (12% Cash, 3.8% PIK, Due 10/16)	5,691,706	5,627,061	5,627,061
			5,691,706	5,627,061	5,627,061

FrontStream Payments, Inc. (2%)*	Payment and Donation Management Product Service Provider	Senior Note (8% Cash, 6% PIK, Due 08/18)	7,161,823	7,027,585	7,027,585
			7,161,823	7,027,585	7,027,585

Frontstreet Facility Solutions, Inc. (2%)*	Retail, Restaurant and Commercial Facilities Maintenance	Subordinated Note (10% Cash, 3% PIK, Due 07/18)	8,336,414	8,220,061	6,887,000
		Convertible Preferred Units (2,500 units)		250,000	—
			8,336,414	8,470,061	6,887,000

Frozen Specialties, Inc. (2%)*	Frozen Foods Manufacturer	Subordinated Note (11% Cash, 5% PIK, Due 05/17)	10,922,109	10,902,440	10,902,440
			10,922,109	10,902,440	10,902,440

Garden Fresh Restaurant Corp. (0%)*	Restaurant	Membership Units (5,000 units)		500,000	285,000
				500,000	285,000

Grindmaster-Cecilware Corp. (2%)*	Food Services Equipment Manufacturer	Subordinated Note (12% Cash, 6% PIK, Due 04/16)	7,085,108	7,052,652	7,052,652
			7,085,108	7,052,652	7,052,652

Hatch Chile Co., LLC (2%)*	Food Products Distributor	Senior Note (19% Cash, Due 11/18)	3,150,000	3,104,786	3,104,786
		Subordinated Note (14% Cash, Due 11/18)	3,450,000	3,185,408	3,185,408
		Unit Purchase Warrant (7,817 units)		295,800	672,000
			6,600,000	6,585,994	6,962,194

Infrastructure Corporation of America, Inc. (3%)*	Roadway Maintenance, Repair and Engineering Services	Subordinated Note (12% Cash, 2% PIK, Due 09/18)	11,192,490	9,708,459	9,708,459
		Common Stock Purchase Warrant (417,593 shares)		2,411,000	2,257,000
			11,192,490	12,119,459	11,965,459

Inland Pipe Rehabilitation Holding Company LLC (2%)*	Cleaning and Repair Services	Subordinated Note (13% Cash, 2.0% PIK, Due 12/16)	8,363,431	8,174,163	8,174,163
		Membership Interest Purchase Warrant (3.0%)		853,500	1,254,000
			8,363,431	9,027,663	9,428,163

IOS Acquisitions, Inc. (5%)*	Provider of Oil Country Tubular Goods Inspections and Repair Services	Subordinated Note (12% Cash, 3.5% PIK, Due 06/18)	19,502,372	19,168,757	19,168,757
		Common Units (7,314 Class A Units)		1,699,847	1,231,000
			19,502,372	20,868,604	20,399,757

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments December 31, 2013

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)

Library Systems & Services, LLC (0%)*	Library Systems & Services, LLC (0%)*	Common Stock Warrants (112 shares)		$58,995	$1,820,000
				58,995	1,820,000

Magpul Industries Corp. (2%)*	Firearm Accessories Manufacturer and Distributor	Preferred Units (1,470 units)		1,470,000	2,006,000
		Common Units (30,000 units)		30,000	7,839,000
				1,500,000	9,845,000

Marine Acquisition Corp. (3%)*	Boat Steering System and Driver Control Provider	Subordinated Note (11.5% Cash, 2% PIK, Due 05/17)	$12,000,000	11,787,615	12,000,000
			12,000,000	11,787,615	12,000,000

Media Storm, LLC (2%)*	Marketing Services	Subordinated Note (12% Cash, 2% PIK, Due 10/17)	8,219,009	8,159,092	8,159,092
		Membership Units (1,216,204 units)		1,176,957	1,416,000
			8,219,009	9,336,049	9,575,092

Micross Solutions LLC (3%)*	Provider Semiconductor Products and Services	Subordinated Note (12% Cash, 2% PIK, Due 06/18)	10,832,577	10,695,361	10,695,361
		Class A-2 Common Units (1,580,559 units)		1,580,599	1,190,000
			10,832,577	12,275,960	11,885,361

Minco Technology Labs, LLC (0%)*	Semiconductor Distribution	Subordinated Note (6.5% Cash, 3.5% PIK, Due 12/16)	5,830,856	5,473,436	1,994,000
		Class A Units (5,000 HoldCo. units)		500,000	—
		Class A Units (3,907 OpCo. units)		3,907	—
			5,830,856	5,977,343	1,994,000

My Alarm Center, LLC (3%)*	Security Company	Subordinated Note (12% Cash, 2.5% PIK, Due 04/19)	10,329,382	10,250,068	10,329,382
		Preferred Units (2,000,000 units)		2,000,000	2,079,000
			10,329,382	12,250,068	12,408,382

Novolyte Technologies, Inc. (0%)*	Specialty Manufacturing	Common Units (24,522 units)		43,905	178,801
				43,905	178,801

Performance Health & Wellness Holdings, Inc. (3%)*	Designer and Manufacturer of Rehabilitation and Wellness Products	Subordinated Note (12% Cash, 1% PIK, Due 04/19)	13,161,867	12,993,721	12,993,721
		Class A Limited Partnership Units (15,000 units)		1,500,000	1,440,000
			13,161,867	14,493,721	14,433,721

PowerDirect Marketing, LLC (2%)*	Marketing Services	Subordinated Note (13% Cash, 2% PIK, Due 12/16)	7,310,361	6,861,977	6,861,977
		Common Unit Purchase Warrants		590,200	1,131,000
			7,310,361	7,452,177	7,992,977

Sheplers, Inc. (3%)*	Western Apparel Retailer	Subordinated Note (13.2% Cash, Due 12/16)	8,750,000	8,602,331	8,602,331
		Subordinated Note (10% Cash, 7% PIK, Due 12/17)	4,315,809	4,266,459	4,266,459
			13,065,809	12,868,790	12,868,790

Snacks Holding Corporation (2%)*	Trail Mixes and Nut Manufacturer and Marketer	Subordinated Note (12% Cash, 1% PIK, Due 05/20)	5,030,893	4,995,166	4,995,166
		Preferred A Units (22,368 units)		1,053,897	2,485,000
		Preferred B Units (10,380 units)		25,337	201,000
		Common Units (190,935 units)		150,000	1,471,000
		Common Stock Warrants (14,558 shares)		14,558	160,000
			5,030,893	6,238,958	9,312,166

Specialized Desanders, Inc. (3%)* (4)	Sand and Particulate Removal Equipment Provider for Oil and Gas Companies	Subordinated Notes (12% Cash, 2% PIK, Due 03/19)	11,695,386	11,470,508	11,065,626
		Common C Shares (2,000,000 shares)		1,937,421	1,870,208
			11,695,386	13,407,929	12,935,834

Stella Environmental Services, LLC (0%)*	Waste Transfer Stations	Common Stock Purchase Warrants		20,000	406,000
				20,000	406,000

Syrgis Holdings, Inc. (0%)*	Specialty Chemical Manufacturer	Class C Units (2,114 units)		111,037	201,281
				111,037	201,281

The Krystal Company (0%)*	Quick Serve Restaurants	Class A Units of Limited Partnership (2,000 units)		—	1,709,000
				—	1,709,000

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments December 31, 2013

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
TMR Automotive Service Supply, LLC (1%)*	Automotive Supplies	Subordinated Note (12% Cash, 1% PIK, Due 03/16)	$4,250,000	$4,095,611	$4,095,611
		Unit Purchase Warrant (316,858 units)		195,000	577,000
			4,250,000	4,290,611	4,672,611

Tomich Brothers, LLC (2%)*	Squid and Wetfish Processor and Distributor	Subordinated Note (5% Cash, 10% PIK, Due 04/16)	12,315,529	12,133,908	10,622,000
			12,315,529	12,133,908	10,622,000

Top Knobs USA, Inc. (0%)*	Hardware Designer and Distributor	Common Stock (26,593 shares)		402,828	1,296,828
				402,828	1,296,828

Trinity Consultants Holdings, Inc. (2%)*	Air Quality Consulting Services	Subordinated Note (12% Cash, 2% PIK, Due 4/19)	8,327,070	8,207,084	8,207,084
		Series A Preferred Stock (10,000 units)		785,775	968,000
		Common Stock (50,000 units)		50,000	819,000
			8,327,070	9,042,859	9,994,084

TrustHouse Services Group, Inc. (0%)*	Food Management Services	Class A Units (1,557 units)		69,302	242,996
		Class B Units (82 units)		3,647	8,794
		Class E Units (838 units)		101,532	139,628
				174,481	391,418

United Biologics, LLC (2%)*	Allergy Immunotherapy	Subordinated Note (12% Cash, 2% PIK, Due 03/17)	10,123,339	9,381,255	9,381,255
		Class A Common Stock (177,935 shares)		1,999,989	1,198,001
		Class A-1 Common Stock (18,818 shares)		137,324	137,324
		Class A-1 Common Kicker Stock (14,114 shares)		—	—
		Class A & Class B Unit Purchase Warrants		838,117	262,000
			10,123,339	12,356,685	10,978,580

United Retirement Plan Consultants, Inc. (3%)*	Retirement Plan Administrator	Subordinated Note (12% Cash, 4% PIK, Due 09/16)	12,847,956	12,686,503	12,686,503
		Preferred A Units (90,000 units)		900,000	835,000
		Common Units (10,000 units)		100,000	—
			12,847,956	13,686,503	13,521,503

Water Pik, Inc. (2%)*	Branded Oral Health and Replacement Shower Head Supplier	Second Lien Term Loan (9.8% Cash, Due 01/21)	10,000,000	9,665,563	9,665,563
			10,000,000	9,665,563	9,665,563

Workforce Software, LLC (5%)*	Software Provider	Subordinated Note (11% Cash, 5% PIK, Due 11/16)	8,000,000	7,238,689	7,238,689
		Class B Preferred Units (1,020,000 units)		1,020,000	1,256,000
		Class C Preferred Units (624,253 units)		1,250,000	2,764,000
		Common Unit Purchase Warrants (2,434,749 units)		952,300	9,778,000
			8,000,000	10,460,989	21,036,689

WSO Holdings, LP (5%)*	Organic/Fair Trade Sugar, Syrup, Nectar and Honey Producer	Subordinated Note (12% Cash, 2% PIK, Due 10/17)	20,198,264	19,973,542	19,973,542

		Common Points (3,000 points)		3,000,000	2,338,000
			20,198,264	22,973,542	22,311,542

Xchange Technology Group, LLC (0%)*	Used and Refurbished IT Asset Supplier	Subordinated Note (8% Cash, Due 06/15)	6,527,677	5,904,000	—
		Royalty Rights		—	—
			6,527,677	5,904,000	—

Yellowstone Landscape Group, Inc. (5%)*	Landscaping Services	Subordinated Note (10% Cash, 2.5% PIK, Due 02/19)	20,181,603	20,191,788	20,191,788
			20,181,603	20,191,788	20,191,788

Subtotal Non–Control / Non–Affiliate Investments			495,697,196	528,021,069	546,043,946

Affiliate Investments:
All Aboard America! Holdings Inc. (2%)*	Motor Coach Operator	Subordinated Note (12% Cash, 3% PIK, Due (10/17)	8,897,392	8,765,737	8,765,737
		Convertible Preferred Interest in LLC		1,500,000	1,002,000
			8,897,392	10,265,737	9,767,737

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments December 31, 2013

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
American De-Rosa Lamparts, LLC and Hallmark Lighting (2%)*	Wholesale and Distribution	Subordinated Note (12% Cash, 6% PIK, Due 06/16)	$6,839,436	$6,815,257	$6,815,257
		Membership Units (8,364 units)		620,653	39,000
			6,839,436	7,435,910	6,854,257

AP Services, Inc. (0%)*	Fluid Sealing Supplies and Services	Class A Units (933 units)		156,953	253,004
		Class B Units (496 units)		—	134,381
				156,953	387,385

Asset Point, LLC (2%)*	Asset Management Software Provider	Senior Note (12% Cash, 5% PIK, Due 03/14)	6,633,027	6,633,025	6,633,025
		Subordinated Note (12% Cash, 2% PIK, Due 07/15)	643,147	643,147	606,000
		Subordinated Note (7% Cash, Due 03/14)	941,798	941,798	786,000
		Membership Units (1,000,000 units)		8,203	725,000
		Options to Purchase Membership Units (342,407 units)		500,000	227,000
		Membership Unit Warrants (356,506 units)		—	—
			8,217,972	8,726,173	8,977,025

Captek Softgel International, Inc. (2%)*	Nutraceutical Manufacturer	Subordinated Note (12% Cash, 4% PIK, Due 08/16)	8,976,227	8,883,334	8,883,334
		Class A Units (80,000 units)		800,000	694,000
			8,976,227	9,683,334	9,577,334

CIS Secure Computing Inc. (2%)*	Secure Communications and Computing Solutions Provider	Subordinated Note (12% Cash, 3% PIK, Due 06/17)	10,457,673	10,327,229	10,327,229
		Common Stock (84 shares)		502,320	213,000
			10,457,673	10,829,549	10,540,229

Dyson Corporation (0%)*	Custom Forging and Fastener Supplies	Class A Units (1,000,000 units)		1,000,000	1,555,000
				1,000,000	1,555,000

Main Street Gourmet, LLC (1%)*	Baked Goods Provider	Subordinated Notes (12% Cash, 4.5% PIK, Due 10/16)	4,528,839	4,482,393	4,482,393
		Jr. Subordinated Notes (8% Cash, 2% PIK, Due 04/17)	1,056,922	1,044,922	1,044,922
		Preferred Units (233 units)		211,867	303,000
		Common B Units (3,000 units)		23,140	440,000
		Common A Units (1,652 units)		14,993	242,000
			5,585,761	5,777,315	6,512,315

PartsNow!, LLC (3%)*	Printer Parts Distributor	Subordinated Note (12% Cash, 3% PIK, Due 08/17)	11,455,962	11,285,587	11,285,587
		Member Units (1,000,000 units)		1,000,000	1,351,000
		Royalty Rights		—	73,000
			11,455,962	12,285,587	12,709,587

Pine Street Holdings, LLC (0%)*	Oil and Gas Services	Preferred Units (200 units)		200,000	—
		Common Unit Warrants (2,220 units)		—	—
				200,000	—

Plantation Products, LLC (5%)*	Seed Manufacturing	Subordinated Notes (12% Cash, 2% PIK, Due 11/17)	14,591,557	14,423,858	14,423,858
		Preferred Units (4,312 units)		4,312,000	5,033,000
		Common Units (352,000 units)		88,000	4,241,000
			14,591,557	18,823,858	23,697,858

QC Holdings, Inc. (0%)*	Lab Testing Services	Common Stock (5,594 shares)		563,602	470,000
				563,602	470,000

Technology Crops International (1%)*	Supply Chain Management Services	Subordinated Note (12% Cash, 5% PIK, Due 03/15)	6,208,545	6,179,807	6,179,807
		Common Units (50 units)		500,000	—
			6,208,545	6,679,807	6,179,807

Venture Technology Groups, Inc. (0%)*	Fluid and Gas Handling Products Distributor	Subordinated Note (12.5% Cash, 4% PIK, Due 09/16)	7,038,134	5,703,715	411,000
		Class A Units (1,000,000 units)		1,000,000	—
			7,038,134	6,703,715	411,000

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments December 31, 2013

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Waste Recyclers Holdings, LLC (0%)*	Environmental and Facilities Services	Class A Preferred Units (280 units)		$2,251,100	$—
		Class B Preferred Units (11,484,867 units)		3,304,218	1,482,000
		Common Unit Purchase Warrant (1,170,083 units)		748,900	—
		Common Units (153,219 units)		180,783	—
				6,485,001	1,482,000

Wythe Will Tzetzo, LLC (2%)*	Confectionery Goods Distributor	Series A Preferred Units (74,764 units)		1,500,000	6,500,000
		Common Unit Purchase Warrants (25,065 units)		301,510	1,915,000
				1,801,510	8,415,000

Subtotal Affiliate Investments			$88,268,659	107,418,051	107,536,534

Control Investments:
FCL Graphics, Inc. (“FCL”) and FCL Holding SPV, LLC (“SPV”) (1%)*	Commercial Printing Services	Senior Note-FCL (4.8% Cash, Due 9/16)	1,271,233	1,271,233	1,271,233
		Senior Note-FCL (7.8% Cash, 2% PIK, Due 9/16)	1,195,370	1,195,368	1,062,000
		Senior Note-SPV (2.0% Cash, 5.3% PIK, Due 9/16)	1,064,061	1,007,272	9,000
		Members Interests-SPV (299,875 units)		—	—
			3,530,664	3,473,873	2,342,233

Gerli & Company (0%)*	Specialty Woven Fabrics Manufacturer	Subordinated Note (10% Cash, Due 03/15)	439,358	375,000	375,000
		Subordinated Note (8.5% Cash, Due 03/15)	3,793,846	3,000,000	358,000
		Class A Preferred Shares (1,211 shares)		855,000	—
		Class C Preferred Shares (744 shares)		—	—
		Class E Preferred Shares (400 shares)		161,440	—
		Common Stock (300 shares)		100,000	—
			4,233,204	4,491,440	733,000

SRC, Inc. (2%)*	Specialty Chemical Manufacturer	Subordinated Note (10.8% Cash, 0.25% PIK, Due 12/14)	2,160,348	250,000	—
		Senior Revolver (9.3% Cash, Due 05/14)	374,999	376,195	376,195
		Senior Term Loan (10.3% Cash, Due 05/14)	1,900,000	1,907,481	1,907,481
		Debtor in Possession Loan (8.0% Cash, Due 01/14)	1,491,800	1,491,800	1,491,800
		Subordinated Notes (12% Cash, 2% PIK, Due 09/14)	6,331,199	6,264,076	3,942,000
		Common Stock Purchase Warrants		123,800	—
			12,258,346	10,413,352	7,717,476

Subtotal Control Investments			20,022,214	18,378,665	10,792,709

Total Investments, December 31, 2013 (149%)*			$603,988,069	$653,817,785	$664,373,189
*    Value as a percent of net assets

(1)	All debt investments are income producing. Equity and equity-linked investments are non-income producing.

(2)	Disclosures of interest rates on notes include cash interest rates and payment-in-kind (“PIK”) interest rates.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)
Investment is not a qualifying investment as defined under Section 55(a) of the Investment Company Act of 1940. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

See accompanying notes.

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments December 31, 2012

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Non–Control / Non–Affiliate Investments:
Agilex Flavors & Fragrances, Inc. (3%)*	Custom Fragrance Producers	Subordinated Note (12% Cash, 1.5% PIK, Due 06/19)	$12,506,771	$12,256,771	$12,256,771
		Common Units (1,250 units)		1,250,000	1,250,000
			12,506,771	13,506,771	13,506,771

Ambient Air Corporation (“AA”) and Peaden-Hobbs Mechanical, LLC (“PHM”) (1%)*	Specialty Trade Contractors	Subordinated Note-AA (15% Cash, 3% PIK, Due 06/13)	4,047,120	4,038,351	4,038,351
		Subordinated Note-PHM (12% Cash, Due 09/12)	12,857	12,857	12,857
		Common Stock-PHM (128,571 shares)		128,571	128,571
		Common Stock Warrants-AA (455 shares)		142,361	242,000
			4,059,977	4,322,140	4,421,779

Aramsco, Inc. (0%)*	Environmental Emergency Products Distributor	Subordinated Note (12% Cash, 2% PIK, Due 03/14)	1,231,819	1,156,696	1,156,696
			1,231,819	1,156,696	1,156,696

Assurance Operations Corporation (0%)*	Metal Fabrication	Common Stock (517 shares)		516,867	905,000
				516,867	905,000

Audio and Video Labs Holdings, Inc. (3%)*	Manufacturer and Distributor for Independent Artists and Authors	Subordinated Note (12% Cash, 2% PIK, Due 06/18)	13,002,889	12,742,889	12,742,889
		Common Units (134 units)		1,300,000	1,300,000
			13,002,889	14,042,889	14,042,889

Botanical Laboratories, Inc. (0%)*	Nutritional Supplement Manufacturing and Distribution	Common Unit Warrants (998,680 units)		474,600	1,031,000
				474,600	1,031,000

Capital Contractors, Inc. (2%)*	Janitorial and Facilities Maintenance Services	Subordinated Notes (12% Cash, 2% PIK, Due 12/15)	9,373,742	8,924,127	8,924,127
		Common Stock Warrants (20 shares)		492,000	339,000
			9,373,742	9,416,127	9,263,127

Carolina Beverage Group, LLC (1%)*	Beverage Manufacturing and Packaging	Class A Units (11,974 units)		1,077,615	1,367,000
		Class B Units (11,974 units)		119,735	963,000
				1,197,350	2,330,000

Chromaflo Technologies, LLC (5%)*	Colorant Manufacturer and Distributor	Subordinated Note (12% Cash, 2% PIK, Due 10/17)	16,466,899	16,174,905	16,174,905
		Preferred A Units (22,561 units)		2,256,098	2,878,098
			16,466,899	18,431,003	19,053,003

Comverge, Inc. (4%)*	Provider of Intelligent Energy Management Solutions	Subordinated Note (12% Cash, 3% PIK, Due 05/18)	15,042,500	14,751,744	14,751,744
		Preferred Units (900 units)		900,000	900,000
		Common Units (1,000,000 units)		100,000	100,000
			15,042,500	15,751,744	15,751,744

Continental Anesthesia Management, LLC (2%)*	Physicians Management Services	Senior Note (14% Cash, Due 11/14)	9,950,000	9,739,469	9,739,469
		Warrant (263 shares)		276,100	—
			9,950,000	10,015,569	9,739,469

CRS Reprocessing, LLC (7%)*	Fluid Reprocessing Services	Subordinated Note (10% Cash, 4% PIK, Due 11/15)	11,768,332	11,531,905	11,531,905
		Subordinated Note (10% Cash, 4% PIK, Due 11/15)	12,978,264	11,746,721	11,746,721
		Series C Preferred Units (30 units)		288,342	454,000
		Common Unit Warrant (664 units)		1,759,556	3,653,000
		Series D Preferred Units (16 units)		107,074	184,000
			24,746,596	25,433,598	27,569,626

DataSource Incorporated (2%)*	Print Supply Chain Management Services	Subordinated Note (12% Cash, 2% PIK, Due 01/18)	8,584,263	8,425,564	8,425,564
		Common Units (47 units)		1,000,000	1,000,000
			8,584,263	9,425,564	9,425,564

DCWV Acquisition Corporation (1%)*	Arts & Crafts and Home Decor Products Designer and Supplier	Subordinated Note (12% Cash, 3% PIK, Due 09/17)	6,054,683	5,939,149	5,939,149
			6,054,683	5,939,149	5,939,149

DLR Restaurants, LLC (3%)*	Restaurant	Subordinated Note (12% Cash, 2% PIK, Due 03/16)	10,934,260	10,764,337	10,764,337
		Subordinated Note (12% Cash, 4% PIK, Due 03/16)	783,243	768,243	768,243
		Royalty Rights		—	132,000
			11,717,503	11,532,580	11,664,580

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments December 31, 2012

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)

Eckler's Holdings, Inc. (2%)*	Restoration Parts and Accessories for Classic Cars and Trucks	Subordinated Note (11% Cash, 4% PIK, Due 07/18)	$6,804,178	$6,645,927	$6,645,927
		Common Stock (18,029 shares)		183,562	183,562
		Preferred Stock A (1,596 shares)		1,596,126	1,596,126
			6,804,178	8,425,615	8,425,615

Electronic Systems Protection, Inc. (1%)*	Power Protection Systems Manufacturing	Subordinated Note (12% Cash, 2% PIK, Due 12/15)	4,246,680	4,219,387	4,219,387
		Common Stock (570 shares)		285,000	301,000
			4,246,680	4,504,387	4,520,387

Empire Facilities Management Group, Inc. (1%)*	Retail, Restaurant, and Commercial Facilities Maintenance	Subordinated Note (9% Cash, 4% PIK, Due 07/18)	5,101,061	5,019,203	5,019,203
		Convertible Preferred Units (2,500 units)		250,000	250,000
			5,101,061	5,269,203	5,269,203

Foodstate, Inc. (1%)*	Nutritional Supplement Manufacturing and Distribution	Subordinated Note (12% Cash, 3.8% PIK, Due 10/16)	5,480,349	5,398,773	5,398,773
			5,480,349	5,398,773	5,398,773

Frozen Specialties, Inc. (1%)*	Frozen Foods Manufacturer	Subordinated Note (13% Cash, 5% PIK, Due 05/16)	6,245,877	6,190,449	6,190,449
			6,245,877	6,190,449	6,190,449

Garden Fresh Restaurant Corp. (0%)*	Restaurant	Membership Units (5,000 units)		500,000	295,000
				500,000	295,000

Glencoe Business Services Holdings (5%)*	Business Process Outsourcing Provider	Subordinated Note (12% Cash, 2.5% PIK, Due 06/18)	20,001,388	19,601,388	19,601,388
			20,001,388	19,601,388	19,601,388

Grindmaster-Cecilware Corp. (1%)*	Food Services Equipment Manufacturer	Subordinated Note (12% Cash, 6% PIK, Due 04/16)	6,667,971	6,612,541	5,894,000
			6,667,971	6,612,541	5,894,000

Hatch Chile Co., LLC (1%)*	Food Products Distributor	Senior Note (19% Cash, Due 07/15)	3,600,000	3,530,928	3,530,928
		Subordinated Note (14% Cash, Due 07/15)	800,000	697,713	697,713
		Unit Purchase Warrant (5,265 units)		149,800	229,000
			4,400,000	4,378,441	4,457,641

Home Physicians, LLC (“HP”) and Home Physicians Holdings, LP (“HPH”) (2%)*	In-home Primary Care Physician Services	Subordinated Note-HP (12% Cash, 5% PIK, Due 03/16)	11,208,476	10,628,482	6,219,000
		Subordinated Note-HPH (4% Cash, 6% PIK, Due 03/16)	1,364,331	1,303,361	—
		Senior Subordinated Note-HP (14% Cash, 2% PIK, Due 03/16)	612,245	602,472	602,472
		Royalty Rights		—	—
			13,185,052	12,534,315	6,821,472

Infrastructure Corporation of America, Inc. (3%)*	Roadway Maintenance, Repair and Engineering Services	Subordinated Note (12% Cash, 1% PIK, Due 10/15)	10,989,934	10,213,309	10,213,309
		Common Stock Purchase Warrant (199,526 shares)		980,000	1,164,000
			10,989,934	11,193,309	11,377,309

Inland Pipe Rehabilitation Holding Company LLC (6%)*	Cleaning and Repair Services	Subordinated Note (13% Cash, 2.5% PIK, Due 12/16)	20,797,791	20,559,945	20,559,945
		Membership Interest Purchase Warrant (3.0%)		853,500	2,726,000
			20,797,791	21,413,445	23,285,945

IOS Acquisitions, Inc. (4%)*	Provider of Oil Country Tubular Goods Inspections and Repair Services	Subordinated Note (12% Cash, 2% PIK, Due 06/18)	17,004,723	16,664,723	16,664,723
		Common Units (7,314 Class A Units)		1,699,847	1,699,847
			17,004,723	18,364,570	18,364,570

Library Systems & Services, LLC (2%)*	Municipal Business Services	Subordinated Note (12.5% Cash, 4.5% PIK, Due 06/15)	5,250,002	5,159,230	5,159,230
		Common Stock Warrants (112 shares)		58,995	1,486,000
			5,250,002	5,218,225	6,645,230

Magpul Industries Corp. (4%)*	Firearm Accessories Manufacturer and Distributor	Subordinated Note (12% Cash, 3% PIK, Due 03/17)	13,300,000	13,080,247	13,080,247
		Preferred Units (1,470 units)		1,470,000	1,694,000
		Common Units (30,000 units)		30,000	3,100,000
			13,300,000	14,580,247	17,874,247

Marine Acquisition Corp. (3%)*	Boat Steering System and Driver Control Provider	Subordinated Note (11.50% Cash, 2% PIK, Due 05/17)	12,000,000	11,740,879	11,740,879
			12,000,000	11,740,879	11,740,879

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments December 31, 2012

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)

Media Storm, LLC (2%)*	Marketing Services	Subordinated Note (12% Cash, 2% PIK, Due 10/17)	$8,056,663	$7,984,771	$7,984,771
		Membership Units (1,216,204 units)		1,176,957	1,307,000
			8,056,663	9,161,728	9,291,771

Media Temple, Inc. (4%)*	Web Hosting Services	Subordinated Note (12% Cash, 3% PIK, Due 04/15)	8,800,000	8,696,378	8,696,378
		Convertible Note (8% Cash, 6% PIK, Due 04/15)	3,200,000	2,896,501	6,377,000
		Common Stock Purchase Warrant (28,000 shares)		536,000	2,790,000
			12,000,000	12,128,879	17,863,378

Micross Solutions LLC (3%)*	Provider of Semiconductor Products and Services	Subordinated Note (12% Cash, 2% PIK, Due 06/18)	10,615,311	10,456,311	10,456,311
		Class A-2 Common Units (1,500,000 units)		1,500,000	1,500,000
			10,615,311	11,956,311	11,956,311

Minco Technology Labs, LLC (1%)*	Semiconductor Distribution	Subordinated Note (6.5% Cash, 3.5% PIK, Due 05/16)	5,537,286	5,453,091	3,619,000
		Class A Units (5,000 HoldCo. units)		500,000	—
		Class A Units (3,907 OpCo. units)		3,907	—
			5,537,286	5,956,998	3,619,000

My Alarm Center, LLC (2%)*	Security Company	Subordinated Note (12% Cash, 2.5% PIK, Due 09/17)	8,084,991	8,010,654	8,010,654
		Preferred Units (2,000,000 units)		2,000,000	2,000,000
			8,084,991	10,010,654	10,010,654

National Investment Managers Inc. (3%)*	Retirement Plan Administrator	Subordinated Note (12% Cash, 5% PIK, Due 09/16)	12,309,375	12,100,174	12,100,174
		Preferred A Units (90,000 units)		900,000	658,000
		Common Units (10,000 units)		100,000	—
			12,309,375	13,100,174	12,758,174

Novolyte Technologies, Inc. (0%)*	Specialty Manufacturing	Common Units (24,522 units)		43,905	178,801
				43,905	178,801

Performance Health & Wellness Holdings, Inc. (3%)*	Designer and Manufacturer of Rehabilitation and Wellness Products	Subordinated Note (12% Cash, 1% PIK, Due 04/19)	13,029,262	12,839,320	12,839,320
		Class A Limited Partnership Units (15,000 units)		1,500,000	1,500,000
			13,029,262	14,339,320	14,339,320

PowerDirect Marketing, LLC (2%)*	Marketing Services	Subordinated Note (12% Cash, 2% PIK, Due 05/16)	7,660,631	7,069,381	7,069,381
		Common Unit Purchase Warrants		590,200	1,820,000
			7,660,631	7,659,581	8,889,381

ROM Acquisition Corporation (3%)*	Military and Industrial Vehicle Equipment Manufacturing	Subordinated Note (12% Cash, 3% PIK, Due 03/17)	13,157,755	13,037,948	13,037,948
			13,157,755	13,037,948	13,037,948

Sheplers, Inc. (3%)*	Western Apparel Retailer	Subordinated Note (13.15% Cash, Due 12/16)	8,750,000	8,564,503	8,564,503
		Subordinated Note (10% Cash, 7% PIK, Due 12/17)	4,027,230	3,964,422	3,964,422
			12,777,230	12,528,925	12,528,925

Snacks Holding Corporation (3%)*	Trail Mixes and Nut Manufacturer and Marketer	Subordinated Note (12% Cash, 1% PIK, Due 11/17)	7,152,710	6,835,477	6,835,477
		Preferred A Units (22,368 units)		2,124,957	3,016,000
		Preferred B Units (10,380 units)		986,059	1,430,000
		Common Units (190,935 units)		150,000	415,000
		Common Stock Warrants (14,558 shares)		14,558	40,000
			7,152,710	10,111,051	11,736,477

SRC, Inc. (1%)*	Specialty Chemical Manufacturer	Subordinated Notes (12% Cash, 2% PIK, Due 12/14)	6,023,719	5,856,719	5,643,000
		Common Stock Purchase Warrants		123,800	—
			6,023,719	5,980,519	5,643,000

Stella Environmental Services, LLC (1%)*	Waste Transfer Stations	Subordinated Note (12% Cash, 3% PIK, Due 02/17)	5,916,326	5,788,004	5,788,004
		Common Stock Purchase Warrants		20,000	259,000
			5,916,326	5,808,004	6,047,004

Syrgis Holdings, Inc. (0%)*	Specialty Chemical Manufacturer	Class C Units (2,114 units)		111,037	201,281
				111,037	201,281

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments December 31, 2012

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)

The Krystal Company (4%)*	Quick Service Restaurant	Subordinated Note (12% Cash, 3% PIK, Due 06/17)	$12,514,671	$12,296,595	$12,296,595
		Class A Units of Limited Partnership (2,000 units)		2,000,000	3,051,000
			12,514,671	14,296,595	15,347,595

TMR Automotive Service Supply, LLC (1%)*	Automotive Supplies	Subordinated Note (12% Cash, 1% PIK, Due 03/16)	4,750,000	4,539,123	4,539,123
		Unit Purchase Warrant (316,858 units)		195,000	384,000
			4,750,000	4,734,123	4,923,123

Tomich Brothers, LLC (2%)*	Squid and Wetfish Processor and Distributor	Subordinated Note (12% Cash, 3% PIK, Due 04/16)	7,146,576	7,028,045	7,028,045
		Royalty Rights		—	—
			7,146,576	7,028,045	7,028,045

Top Knobs USA, Inc. (3%)*	Hardware Designer and Distributor	Common Stock (26,593 shares)		750,000	1,071,000
				750,000	1,071,000

Trinity Consultants Holdings, Inc. (2%)*	Air Quality Consulting Services	Subordinated Note (12% Cash, 2.5% PIK, Due 11/17)	7,402,071	7,275,570	7,275,570
		Series A Preferred Stock (10,000 units)		950,000	1,143,000
		Common Stock (50,000 units)		50,000	478,000
			7,402,071	8,275,570	8,896,570

TrustHouse Services Group, Inc. (7%)*	Food Management Services	Subordinated Note (12% Cash, 2.25% PIK, Due 06/19)	25,334,160	25,050,372	25,050,372
		Class A Units (1,557 units)		512,124	1,699,000
		Class B Units (82 units)		26,954	70,000
		Class E Units (838 units)		750,406	976,000
			25,334,160	26,339,856	27,795,372

Tulsa Inspection Resources, Inc. (2%)*	Pipeline Inspection Services	Subordinated Note (14%-17.5% Cash, Due 03/14)	5,810,588	5,670,249	5,670,249
		Common Units (2 units)		337,925	569,000
		Common Stock Warrants (8 shares)		321,000	2,188,000
			5,810,588	6,329,174	8,427,249

United Biologics, LLC (3%)*	Allergy Immunotherapy	Subordinated Note (12% Cash, 2% PIK, Due 03/17)	10,169,051	9,250,348	9,250,348
		Class A Common Stock (177,935 shares)		1,999,989	2,029,000
		Class A & Class B Unit Purchase Warrants		838,117	349,000
			10,169,051	12,088,454	11,628,348

Wholesale Floors, Inc. (1%)*	Commercial Services	Subordinated Note (12.5% Cash, 3.5% PIK, Due 06/14)	3,820,271	3,766,095	3,766,095
		Membership Interest Purchase Warrant (4.0%)		132,800	—
			3,820,271	3,898,895	3,766,095

Workforce Software, LLC (2%)*	Software Provider	Subordinated Note (11% Cash, 5% PIK, Due 11/16)	8,000,000	7,035,228	7,035,228
		Class B Preferred Units (1,020,000 units)		1,020,000	1,133,000
		Common Unit Purchase Warrants (2,434,749 units)		952,300	2,218,000
			8,000,000	9,007,528	10,386,228

WSO Holdings, LP (6%)*	Organic/Fair Trade Sugar, Syrup, Nectar and Honey Producer	Subordinated Note (12% Cash, 2% PIK, Due 10/17)	20,198,267	19,928,633	19,928,633

		Common Points (3,000 points)		3,000,000	3,172,000
			20,198,267	22,928,633	23,100,633

Xchange Technology Group, LLC (0%)*	Used and Refurbished IT Asset Supplier	Subordinated Note (8% Cash, Due 06/15)	6,024,000	5,904,000	1,512,000
		Royalty Rights		—	—
			6,024,000	5,904,000	1,512,000

Yellowstone Landscape Group, Inc. (4%)*	Landscaping Services	Subordinated Note (10% Cash, 6% PIK, Due 04/14)	15,247,823	15,132,751	15,132,751
			15,247,823	15,132,751	15,132,751

Subtotal Non–Control / Non–Affiliate Investments			532,951,385	565,737,092	579,078,939

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments December 31, 2012

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)

Affiliate Investments:
All Aboard America! Holdings Inc. (2%)*	Motor Coach Operator	Subordinated Note (12% Cash, 3% PIK, Due 10/17)	$8,631,169	$8,473,203	$8,473,203
		Convertible Preferred Interest in LLC		1,500,000	1,500,000
			8,631,169	9,973,203	9,973,203

American De-Rosa Lamparts, LLC and Hallmark Lighting (1%)*	Wholesale and Distribution	Subordinated Note (12% Cash, 6% PIK, Due 10/13)	6,436,764	5,679,311	5,679,311
		Membership Units (6,516 units)		620,653	—
			6,436,764	6,299,964	5,679,311

AP Services, Inc. (0%)*	Fluid Sealing Supplies and Services	Class A Units (933 units)		302,886	556,618
		Class B Units (496 units)		—	295,642
				302,886	852,260

Asset Point, LLC (2%)*	Asset Management Software Provider	Senior Note (12% Cash, 4% PIK, Due 03/13)	6,305,825	6,299,297	6,299,297
		Senior Note (12% Cash, 2% PIK, Due 07/15)	630,247	630,247	576,000
		Subordinated Note (7% Cash, Due 03/13)	941,798	941,798	647,000
		Membership Units (1,000,000 units)		8,203	398,000
		Options to Purchase Membership Units (342,407 units)		500,000	180,000
		Membership Unit Warrants (356,506 units)		—	—
			7,877,870	8,379,545	8,100,297

Axxiom Manufacturing, Inc. (0%)*	Industrial Equipment Manufacturer	Common Stock (136,400 shares)		200,000	1,437,000
		Common Stock Warrant (4,000 shares)		—	37,000
				200,000	1,474,000

Captek Softgel International, Inc. (2%)*	Nutraceutical Manufacturer	Subordinated Note (12% Cash, 4% PIK, Due 08/16)	8,620,064	8,500,212	8,500,212
		Class A Units (80,000 units)		800,000	409,000
			8,620,064	9,300,212	8,909,212

CIS Secure Computing Inc. (3%)*	Secure Communications and Computing Solutions Provider	Subordinated Note (12% Cash, 3% PIK, Due 06/17)	10,144,765	9,966,594	9,966,594
		Common Stock (84 shares)		502,320	1,081,000
			10,144,765	10,468,914	11,047,594

Dyson Corporation (1%)*	Custom Forging and Fastener Supplies	Class A Units (1,000,000 units)		1,000,000	3,122,000
				1,000,000	3,122,000

Equisales, LLC (0%)*	Energy Products and Services	Subordinated Note (6.5% Cash, 10.5% PIK, Due 06/12)	3,574,630	3,157,043	250,000
		Class A Units (500,000 units)		480,900	—
			3,574,630	3,637,943	250,000

Fischbein Partners, LLC (2%)*	Packaging and Materials Handling Equipment Manufacturer	Class A Units (1,750,000 units)		417,088	6,616,000
				417,088	6,616,000

Main Street Gourmet, LLC (1%)*	Baked Goods Provider	Subordinated Note (12% Cash, 4.5% PIK, Due 10/16)	4,327,970	4,268,044	4,268,044
		Jr. Subordinated Note (8% Cash, 2% PIK, Due 04/17)	1,035,758	1,020,646	1,020,646
		Preferred Units (233 units)		211,867	153,000
		Common B Units (3,000 units)		23,140	—
		Common A Units (1,652 units)		14,993	—
			5,363,728	5,538,690	5,441,690

PartsNow!, LLC (3%)*	Printer Parts Distributor	Subordinated Note (12% Cash, 3% PIK, Due 08/17)	11,113,184	10,908,758	10,908,758
		Member Units (1,000,000 units)		1,000,000	1,000,000
		Royalty Rights		—	—
			11,113,184	11,908,758	11,908,758

Pine Street Holdings, LLC (0%)*	Oil and Gas Services	Preferred Units (200 units)		200,000	417,000
		Common Unit Warrants (2,220 units)		—	36,000
				200,000	453,000

TRIANGLE CAPITAL CORPORATION Consolidated Schedule of Investments December 31, 2012

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value(3)
Plantation Products, LLC (6%)*	Seed Manufacturing	Subordinated Notes (10.5% Cash, 7% PIK, Due 11/17)	$19,308,135	$19,108,298	$19,108,298
		Preferred Units (4,312 units)		4,312,000	4,660,000
		Common Units (352,000 units)		88,000	382,000
			19,308,135	23,508,298	24,150,298

QC Holdings, Inc. (0%)*	Lab Testing Services	Common Stock (5,594 shares)		563,602	233,000
				563,602	233,000

Technology Crops International (2%)*	Supply Chain Management Services	Subordinated Note (12% Cash, 5% PIK, Due 03/15)	5,902,282	5,853,425	5,853,425
		Common Units (50 units)		500,000	680,000
			5,902,282	6,353,425	6,533,425

Venture Technology Groups, Inc. (0%)*	Fluid and Gas Handling Products Distributor	Subordinated Note (12.5% Cash, 4% PIK, Due 09/16)	5,731,024	5,469,170	1,288,000
		Class A Units (1,000,000 units)		1,000,000	—
			5,731,024	6,469,170	1,288,000

Waste Recyclers Holdings, LLC (1%)*	Environmental and Facilities Services	Class A Preferred Units (280 units)		2,251,100	—
		Class B Preferred Units (11,484,867 units)		3,304,218	2,974,000
		Class C Preferred Units (1,444,475 units)		246,598	663,000
		Common Unit Purchase Warrant (1,170,083 units)		748,900	—
		Common Units (153,219 units)		180,783	—
				6,731,599	3,637,000

Wythe Will Tzetzo, LLC (3%)*	Confectionery Goods Distributor	Subordinated Notes (13% Cash, Due 10/16)	10,357,475	9,964,397	9,964,397
		Series A Preferred Units (74,764 units)		1,500,000	3,007,000
		Common Unit Purchase Warrants (25,065 units)		301,510	768,000
			10,357,475	11,765,907	13,739,397

Subtotal Affiliate Investments			103,061,090	123,019,204	123,408,445

Control Investments:
FCL Graphics, Inc. (“FCL”) and FCL Holding SPV, LLC (“SPV”) (1%)*	Commercial Printing Services	Senior Note-FCL (5.0% Cash, Due 09/16)	1,386,706	1,386,706	1,386,706
		Senior Note-FCL (8.0% Cash, 2% PIK, Due 09/16)	1,171,394	1,170,881	1,006,000
		Senior Note-SPV (2.5% Cash, 6% PIK, Due 09/16)	1,007,272	1,007,272	—
		Members Interests-SPV (299,875 units)		—	—
			3,565,372	3,564,859	2,392,706

Fire Sprinkler Systems, Inc. (0%)*	Specialty Trade Contractors	Subordinated Notes (2% PIK, Due 03/13)	3,565,051	2,992,528	140,000
		Common Stock (2,978 shares)		294,624	—
			3,565,051	3,287,152	140,000

Fischbein, LLC (0%)*	Packaging and Materials Handling Equipment Manufacturer	Class A-1 Common Units (501,984 units)		29,575	141,512
		Class A Common Units (3,839,068 units)		226,182	927,121
				255,757	1,068,633

Gerli & Company (0%)*	Specialty Woven Fabrics Manufacturer	Subordinated Note (10% Cash, Due 03/15)	264,694	250,000	250,000
		Subordinated Note (8.5% Cash, Due 03/15)	3,483,770	3,000,000	464,000
		Class A Preferred Shares (1,211 shares)		855,000	—
		Class C Preferred Shares (744 shares)		—	—
		Class E Preferred Shares (400 shares)		161,440	—
		Common Stock (300 shares)		100,000	—
			3,748,464	4,366,440	714,000

Subtotal Control Investments			10,878,887	11,474,208	4,315,339

Total Investments, December 31, 2012 (169%)*			$646,891,362	$700,230,504	$706,802,723
*    Fair value as a percent of net assets

(1)	All debt investments are income producing. Equity and equity-linked investments are non-income producing.

(2)	Disclosures of interest rates on notes include cash interest rates and payment-in-kind (“PIK”) interest rates.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

See accompanying notes.

Triangle Capital Corporation
Notes to Financial Statements

1. Organization, Business, Basis of Presentation and Summary of Significant Accounting Policies
Organization and Business
Triangle Capital Corporation was incorporated on October 10, 2006 for the purposes of acquiring 100% of the equity interest in Triangle Mezzanine Fund LLLP (“Triangle SBIC”) and its general partner, Triangle Mezzanine LLC (“TML”), raising capital in an initial public offering, which was completed in February 2007 (the “IPO”) and thereafter operating as an internally managed Business Development Company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). On December 15, 2009, Triangle Mezzanine Fund II, LP (“Triangle SBIC II”) was organized as a limited partnership under the laws of the State of Delaware. Unless otherwise noted, the terms “its” or “the Company” refer to Triangle SBIC prior to the IPO and to Triangle Capital Corporation and its subsidiaries, including Triangle SBIC and Triangle SBIC II, after the IPO.
Triangle SBIC and Triangle SBIC II are specialty finance limited partnerships formed to make investments primarily in lower middle market companies located throughout the United States. On September 11, 2003, Triangle SBIC was licensed to operate as a Small Business Investment Company (“SBIC”) under the authority of the United States Small Business Administration (“SBA”). On May 26, 2010, Triangle SBIC II obtained its license to operate as an SBIC. As SBICs, both Triangle SBIC and Triangle SBIC II are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments.
On February 21, 2007, concurrent with the closing of the IPO, the following formation transactions were consummated (the “Formation Transactions”):

•
The Company acquired 100% of the limited partnership interests in Triangle SBIC in exchange for approximately 1.9 million shares of the Company’s common stock. Triangle SBIC became a wholly-owned subsidiary of the Company, retained its license under the authority of the SBA to operate as an SBIC and continues to hold its existing investments and make new investments with the proceeds from the IPO; and

•	The Company acquired 100% of the equity interests in TML, and the management agreement between Triangle SBIC and Triangle Capital Partners, LLC was terminated.
The IPO consisted of the sale of 4,770,000 shares of Common Stock at a price of $15 per share, resulting in net proceeds of approximately $64.7 million, after deducting offering costs totaling approximately $6.8 million. Upon completion of the IPO, the Company had 6,686,760 common shares outstanding.
As a result of completion of the IPO and formation transactions, Triangle SBIC became a 100% wholly-owned subsidiary of the Company. The General partner of Triangle SBIC is the New General Partner (which is wholly-owned by the Company) and the limited partners of Triangle SBIC are the Company (99.9%) and the New General Partner (0.1%).
The Company currently operates as a closed–end, non–diversified investment company and has elected to be treated as a BDC under the 1940 Act. The Company is internally managed by its executive officers under the supervision of its Board of Directors. The Company does not pay management or advisory fees, but instead incurs the operating costs associated with employing executive management and investment and portfolio management professionals.
Basis of Presentation
The financial statements of the Company include the accounts of Triangle Capital Corporation and its wholly-owned subsidiaries, including Triangle SBIC and Triangle SBIC II. Triangle Capital Corporation, Triangle SBIC and Triangle SBIC II do not consolidate portfolio company investments. The effects of all intercompany transactions between the Company and its subsidiaries have been eliminated in consolidation.
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). All financial data and information included in these financial statements have been presented on the basis described above.

Triangle Capital Corporation
Notes to Financial Statements - (Continued)

Reclassifications
Certain reclassifications have been made in the consolidated financial statements for the year ended December 31, 2011 in order to conform to current presentation. The Company had historically included losses realized on the extinguishment of debt in “Interest and other financing fees” in the Consolidated Statements of Operations. Effective January 1, 2012, the Company records losses on the extinguishment of debt as a separate line item in the Consolidated Statements of Operations.
Significant Accounting Policies
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Valuation of Investments
The Company has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with the 1940 Act and FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”). Under ASC Topic 820, a financial instrument is categorized within the ASC Topic 820 valuation hierarchy based upon the lowest level of input to the valuation process that is significant to the fair value measurement. The three levels of valuation inputs established by ASC Topic 820 are as follows:
Level 1 Inputs – include quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2 Inputs – include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
Level 3 Inputs – include inputs that are unobservable and significant to the fair value measurement.
The Company’s investment portfolio is comprised of debt and equity instruments of privately held companies for which quoted prices or other inputs falling within the categories of Level 1 and Level 2 are not available. Therefore, the Company determines the fair value of its investments in good faith using Level 3 inputs, pursuant to a valuation policy and process that is established by the management of the Company with the assistance of certain third-party advisors and subsequently approved by the Company’s Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon the specific circumstances of each individual investment. The recorded fair values of the Company’s investments may differ significantly from fair values that would have been used had an active market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.
The Company’s valuation process is led by the Company’s executive officers and managing directors. The Company’s valuation process begins with a quarterly review of each investment in the Company’s investment portfolio by the Company’s executive officers and investment committee. Valuations of each portfolio security are then prepared by the Company’s investment professionals, who have direct responsibility for the origination, management and monitoring of each investment. Under the Company’s valuation policy, each investment valuation is subject to (i) a review by the lead investment officer responsible for the portfolio company investment and (ii) a peer review by a second investment officer or executive officer of the Company. Generally, any investment that is valued below cost is subjected to review by one of the Company’s executive officers. After the peer review is complete, the Company engages two independent, third party valuation firms, Duff & Phelps, LLC and Lincoln Partners Advisors LLC (collectively, the “Valuation Firms”), to provide third-party reviews of certain investments, as described further below. Finally, the Board of Directors has the responsibility for reviewing and approving, in good faith, the fair value of the Company’s investments in accordance with the 1940 Act.

Triangle Capital Corporation
Notes to Financial Statements - (Continued)

The Valuation Firms provide third party valuation consulting services to the Company which consist of certain procedures that the Company identified and requested the Valuation Firms to perform (hereinafter referred to as the “Procedures”). The Procedures are performed with respect to each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In addition, the Procedures are generally performed with respect to a portfolio company when there has been a significant change in the fair value of the investment. In certain instances, the Company may determine that it is not cost-effective, and as a result is not in the Company’s stockholders’ best interest, to request the Valuation Firms to perform the Procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
The total number of investments and the percentage of the investment portfolio on which the Procedures were performed are summarized below by period:

For the quarter ended:	Total companies	Percent of total investments at fair value(1)
March 31, 2011	11	34%
June 30, 2011	13	26%
September 30, 2011	11	31%
December 31, 2011	12	22%
March 31, 2012	10	19%
June 30, 2012	14	21%
September 30, 2012	16	33%
December 31, 2012	17	30%
March 31, 2013	17	23%
June 30, 2013	13	27%
September 30, 2013	14	28%
December 31, 2013	14	21%

(1)	Exclusive of the fair value of new investments made during the quarter.
Upon completion of the Procedures, the Valuation Firms concluded that, with respect to each investment reviewed by each Valuation Firm, the fair value of those investments subjected to the Procedures appeared reasonable. The Company’s Board of Directors is ultimately responsible for determining the fair value of the Company’s investments in good faith.
Investment Valuation Inputs
Under ASC Topic 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between a willing buyer and a willing seller at the measurement date. For the Company’s portfolio securities, fair value is generally the amount that the Company might reasonably expect to receive upon the current sale of the security. Under ASC Topic 820, the fair value measurement assumes that the sale occurs in the principal market for the security, or in the absence of a principal market, in the most advantageous market for the security. Under ASC Topic 820, if no market for the security exists or if the Company does not have access to the principal market, the security should be valued based on the sale occurring in a hypothetical market. The securities in which the Company invests are generally only purchased and sold in merger and acquisition transactions, in which case the entire portfolio company is sold to a third-party purchaser. As a result, unless the Company has the ability to control such a transaction, the assumed principal market for the Company’s securities is a hypothetical secondary market. The Level 3 inputs to the Company’s valuation process reflect the Company’s best estimate of the assumptions that would be used by market participants in pricing the investment in a transaction in a hypothetical secondary market.

Triangle Capital Corporation
Notes to Financial Statements - (Continued)

Enterprise Value Waterfall Approach
In valuing equity securities (including warrants), the Company estimates fair value using an “Enterprise Value Waterfall” valuation model. The Company estimates the enterprise value of a portfolio company and then allocates the enterprise value to the portfolio company’s securities in order of their relative liquidation preference. In addition, the Company assumes that any outstanding debt or other securities that are senior to the Company’s equity securities are required to be repaid at par. Additionally, the Company estimates the fair value of a limited number of its debt securities using the Enterprise Value Waterfall approach in cases where the Company does not expect to receive full repayment.
To estimate the enterprise value of the portfolio company, the Company primarily uses a valuation model based on a transaction multiple, which generally is the original transaction multiple, and measures of the portfolio company’s financial performance. In addition, the Company considers other factors, including but not limited to (i) offers from third-parties to purchase the portfolio company, (ii) the implied value of recent investments in the equity securities of the portfolio company, (iii) publicly available information regarding recent sales of private companies in comparable transactions and, (iv) when the Company believes there are comparable companies that are publicly traded, a review of these publicly traded companies and the market multiple of their equity securities.
The significant Level 3 inputs to the Enterprise Value Waterfall model are (i) an appropriate transaction multiple and (ii) a measure of the portfolio company’s financial performance, which generally is either earnings before interest, taxes, depreciation and amortization, as adjusted (“Adjusted EBITDA”) or revenues. Such inputs can be based on historical operating results, projections of future operating results, or a combination thereof. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for certain non-recurring items. In determining the operating results input, the Company utilizes the most recent portfolio company financial statements and forecasts available as of the valuation date. The Company also consults with the portfolio company’s senior management to obtain updates on the portfolio company’s performance, including information such as industry trends, new product development, loss of customers and other operational issues. Fair value measurements using the Enterprise Value Waterfall model can be sensitive to significant changes in one or more of the inputs. A significant increase (decrease) in either the transaction multiple, Adjusted EBITDA or revenues for a particular equity security would result in a higher (lower) fair value for that security.
Income Approach
In valuing debt securities, the Company utilizes an “Income Approach” model that considers factors including, but not limited to, (i) the stated yield on the debt security, (ii) the portfolio company’s current Adjusted EBITDA as compared to the portfolio company’s historical or projected Adjusted EBITDA as of the date the investment was made and the portfolio company’s anticipated Adjusted EBITDA for the next twelve months of operations, (iii) the portfolio company’s current Leverage Ratio (defined as the portfolio company’s total indebtedness divided by Adjusted EBITDA) as compared to its Leverage Ratio as of the date the investment was made, (iv) publicly available information regarding current pricing and credit metrics for similar proposed and executed investment transactions of private companies and (v) when the Company believes a relevant comparison exists, current pricing and credit metrics for similar proposed and executed investment transactions of publicly traded debt. In addition, the Company uses a risk rating system to estimate the probability of default on the debt securities and the probability of loss if there is a default. This risk rating system covers both qualitative and quantitative aspects of the business and the securities held.
The Company considers the factors above, particularly any significant changes in the portfolio company’s results of operations and leverage, and develops an expectation of the yield that a hypothetical market participant would require when purchasing the debt investment (the “Required Rate of Return”). The Required Rate of Return, along with the Leverage Ratio and Adjusted EBITDA, are the significant Level 3 inputs to the Income Approach model. For investments where the Leverage Ratio and Adjusted EBITDA have not fluctuated significantly from the date the investment was made or have not fluctuated significantly from the Company’s expectations as of the date the investment was made, and where there have been no significant fluctuations in the market pricing for such investments, the Company may conclude that the Required Rate of Return is equal to the stated rate on the investment and therefore, the debt security is appropriately priced. In instances where the Company determines that

Triangle Capital Corporation
Notes to Financial Statements - (Continued)

the Required Rate of Return is different from the stated rate on the investment, the Company discounts the contractual cash flows on the debt instrument using the Required Rate of Return in order to estimate the fair value of the debt security.
Fair value measurements using the Income Approach model can be sensitive to significant changes in one or more of the inputs. A significant increase (decrease) in the Required Rate of Return or Leverage Ratio inputs for a particular debt security may result in a lower (higher) fair value for that security. A significant increase (decrease) in the Adjusted EBITDA input for a particular debt security may result in a higher (lower) fair value for that security.
The fair value of the Company’s royalty rights are calculated based on specific provisions contained in the pertinent operating or royalty agreements. The determination of the fair value of such royalty rights is not a significant component of the Company’s valuation process.
The ranges and weighted average values of the significant Level 3 inputs used in the valuation of the Company’s significant debt and equity securities at December 31, 2013 and December 31, 2012 are summarized as follows:

December 31, 2013:	Fair Value	Valuation Model	Level 3 Input	Range of Inputs	Weighted Average
Subordinated debt and 2nd lien notes	$508,522,575	Income Approach	Required Rate of Return	8.3% – 30.0%	14.7%
			Leverage Ratio	0.8x – 6.7x	3.9x
			Adjusted EBITDA	$1.0 million – $77.0 million	$17.0 million
Subordinated debt and 2nd lien notes	5,945,000	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple	4.5x – 5.5x	4.9x
			Adjusted EBITDA	$0.5 million – $4.7 million	$1.4 million
Senior debt and 1st lien notes	45,968,765	Income Approach	Required Rate of Return	4.8% – 19.0%	12.9%
			Leverage Ratio	0.0x – 6.4x	2.9x
			Adjusted EBITDA	$1.0 million – $4.7 million	$2.8 million
Equity shares and warrants	103,863,849	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple	3.8x – 10.0x	6.4x
			Adjusted EBITDA	$0.5 million – $77.0 million	$15.9 million
			Revenue Multiple	1.5x – 4.2x	3.9x
			Revenues	$8.5 million – $59.5 million	$50.8 million

Triangle Capital Corporation
Notes to Financial Statements - (Continued)

December 31, 2012:	Fair Value	Valuation Model	Level 3 Input	Range of Inputs	Weighted Average
Subordinated debt and 2nd lien notes	$553,136,550	Income Approach	Required Rate of Return	10.0% – 25.0%	15.0%
			Leverage Ratio	0.8x – 8.8x	3.4x
			Adjusted EBITDA	$0.7 million – $53.5 million	$16.9 million
Subordinated debt and 2nd lien notes	6,219,000	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple	5.5x – 6.0x	6.0x
			Adjusted EBITDA	$1.5 million – $4.7 million	$1.7 million
Senior debt and 1st lien notes	46,576,994	Income Approach	Required Rate of Return	5.0% – 20.0%	15.4%
			Leverage Ratio	0.8x – 8.8x	3.5x
			Adjusted EBITDA	$0.8 million – $8.2 million	$4.6 million
Equity shares and warrants	100,738,179	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple	4.0x – 11.0x	6.8x
			Adjusted EBITDA	$0.8 million – $53.5 million	$19.1 million
			Revenue Multiple	1.5x – 4.8x	3.1x
			Revenues	$8.0 million – $51.2 million	$36.6 million
Warrants
When originating a debt security, the Company will sometimes receive warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the warrant or other equity instruments is treated as original issue discount and accreted into interest income over the life of the loan.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains or losses are recorded upon the sale or liquidation of investments and are calculated as the difference between the net proceeds from the sale or liquidation, if any, and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the fair value of the investments and the cost basis of the investments.
Investment Classification
In accordance with the provisions of the 1940 Act, the Company classifies investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, the Company is deemed to control a company in which it has invested if the Company owns more than 25.0% of the voting securities of such company, has greater than 50.0% representation on its board or has the power to exercise control over management or policies of such portfolio company. The Company is deemed to be an affiliate of a company in which the Company has invested if it owns between 5.0% and 25.0% of the voting securities of such company.

Triangle Capital Corporation
Notes to Financial Statements - (Continued)

Cash and Cash Equivalents
The Company considers all highly liquid investments with an original maturity of three months or less at the date of purchase to be cash equivalents.
Deferred Financing Fees
Costs incurred to issue long-term debt are capitalized and are amortized over the term of the debt agreements using the effective interest method.
Depreciation
Furniture, fixtures and equipment are depreciated on a straight-line basis over an estimated useful life of five years. Software and computer equipment are depreciated on a straight-line basis over an estimated useful life of three years.
Investment Income
Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes, until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Company writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recorded on the ex-dividend date.
Payment-in-Kind Interest
The Company currently holds, and expects to hold in the future, some loans in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan, rather than being paid to the Company in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment.
PIK interest, which is non-cash source of income, is included in the Company's taxable income and therefore affects the amount the Company is required to distribute to stockholders to maintain its qualification as a regulated investment company ("RIC") for federal income tax purposes, even though the Company has not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing PIK interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Company writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible.
Fee Income
Origination, facility, commitment, consent and other advance fees received in connection with the loan agreements ("Loan Origination Fees") are recorded as deferred income and recognized as investment income over the term of the loan. Upon prepayment of a loan, any unamortized Loan Origination Fees are recorded as investment income. In the general course of its business, the Company receives certain fees from portfolio companies, which are non-recurring in nature. Such fees include loan prepayment penalties, certain investment banking and structuring fees and loan waiver and amendment fees, and are recorded as investment income when received.

Triangle Capital Corporation
Notes to Financial Statements - (Continued)

General and Administrative Expenses
General and administrative expenses include compensation costs related to salaries, discretionary compensation, equity-based compensation and benefits, as well as administrative costs including facilities costs, insurance, legal and accounting expenses and other costs related to operating as a publicly-traded company.
Income Taxes
The Company elected for federal income tax purposes to be treated as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”) commencing with its taxable year ended December 31, 2007. In order to maintain its qualification as a RIC, the Company must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Company is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute (actually or constructively) and certain built-in gains.
The company has certain wholly-owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of its portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for financial reporting purposes, such that the company’s consolidated financial statements reflect the Company’s investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold certain portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90% of the RIC’s gross revenue for income tax purposes must consist of qualifying investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass-through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of qualifying investment income, it could jeopardize the Company’s ability to qualify as a RIC and therefore cause the Company to incur significant amounts of federal income taxes. When LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, their income is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping the Company preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense is reflected in the Company’s Consolidated Statements of Operations.
Segments
The Company lends to and invests in customers in various industries. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment. All applicable segment disclosures are included in or can be derived from the Company’s financial statements.
Concentration of Credit Risk
The Company’s investments are generally in lower middle market companies in a variety of industries. As of both December 31, 2013 and 2012, there were no individual investments greater than 10% of the fair value of the Company’s portfolio. Income, consisting of interest, dividends, fees, other investment income and realization of gains or losses on equity interests, can fluctuate dramatically upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several investees.
The Company’s investments carry a number of risks including, but not limited to: (i) investing in lower middle market companies which have a limited operating history and financial resources; (ii) investing in senior subordinated debt which ranks equal to or lower than debt held by other investors; (iii) holding investments that are not publicly traded and are subject to legal and other restrictions on resale and other risks common to investing in below investment grade debt and equity instruments.

Triangle Capital Corporation
Notes to Financial Statements - (Continued)

Public Offerings of Common Stock and Debt Securities
On February 8, 2011, the Company filed a prospectus supplement pursuant to which 3,000,000 shares of common stock were offered for sale at a price to the public of $19.25 per share. In addition, the underwriters involved were granted an overallotment option to purchase an additional 450,000 shares of our common stock at the same public offering price. Pursuant to this offering, all shares (including the overallotment option shares) were sold and delivered on February 11, 2011 resulting in net proceeds to us, after underwriting discounts and offering expenses, of approximately $63.0 million.
On August 24, 2011, the Company filed a prospectus supplement pursuant to which 3,500,000 shares of common stock were offered for sale at a price to the public of $17.15 per share. In addition, the underwriters involved were granted an overallotment option to purchase an additional 525,000 shares of our common stock at the same public offering price. Pursuant to this offering, all shares (including the overallotment option shares) were sold and delivered on August 29, 2011 resulting in net proceeds to us, after underwriting discounts and offering expenses, of approximately $65.7 million.
On February 8, 2012, the Company filed a prospectus supplement pursuant to which 3,700,000 shares of common stock were offered for sale at a price to the public of $19.00 per share. In addition, the underwriters involved were granted an overallotment option to purchase an additional 555,000 shares of our common stock at the same public offering price. Pursuant to this offering, all shares (including the overallotment option shares) were sold and delivered on February 13, 2012 resulting in net proceeds to the Company, after underwriting discounts and offering expenses, of approximately $77.1 million.
On March 2, 2012, the Company issued $60.0 million of unsecured notes (the “2019 Notes”). The 2019 Notes mature on March 15, 2019, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after March 15, 2015. The 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning June 15, 2012. The Company also granted the underwriters a 30-day option to purchase up to an additional $9.0 million in aggregate principal amount of 2019 Notes to cover over-allotments, if any.  Pursuant to this offering, $9.0 million of the 2022 Notes were sold and delivered on March 8, 2012. The net proceeds to the Company from the sale of the 2019 Notes, after underwriting discounts and offering expenses, were approximately $66.7 million.
On October 19, 2012, the Company issued $70.0 million in aggregate principal amount of 6.375% unsecured notes due 2022 (the "2022 Notes").  The 2022 Notes mature on December 15, 2022, and may be redeemed in whole or in part at any time or from time to time at the Company's option on or after December 15, 2015.  The 2022 Notes bear interest at a rate of 6.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning December 15, 2012.  The Company also granted the underwriters a 30-day option to purchase up to an additional $10.5 million in aggregate principal amount of 2022 Notes to cover over-allotments, if any.  Pursuant to this offering, $10.5 million of the 2022 Notes were sold and delivered on November 6, 2012. The total net proceeds to the Company from the 2022 Notes, after underwriting discounts and offering expenses, were approximately $77.8 million.
Investments Denominated in Foreign Currency
As of December 31, 2013, the Company held an investment in one portfolio company that was denominated in Canadian dollars.
At each balance sheet date, portfolio company investments denominated in foreign currencies are translated into United States dollars using the spot exchange rate on the last business day of the period. Purchases and sales of foreign portfolio company investments, and any income from such investments, are translated into United States dollars using the rates of exchange prevailing on the respective dates of such transactions.
Although the fair values of foreign portfolio company investments and the fluctuation in such fair values are translated into United States dollars using the applicable foreign exchange rates described above, the Company does not isolate that portion of the change in fair values resulting from foreign currency exchange rates fluctuations from the change in fair values of the underlying investment. All fluctuations in fair value are included in net unrealized appreciation (depreciation) of investments in our unaudited Consolidated Statements of Operations.

Triangle Capital Corporation
Notes to Financial Statements - (Continued)

Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the United States dollar.
Dividends and Distributions
Dividends and distributions to common stockholders are approved by the Company’s Board of Directors and the dividend payable is recorded on the ex-dividend date.
The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of dividends on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, when the Company declares a dividend, stockholders who have not opted out of the DRIP will have their dividends automatically reinvested in shares of the Company’s common stock, rather than receiving cash dividends.

Triangle Capital Corporation
Notes to Financial Statements - (Continued)

The table below summarizes the Company’s dividends and distributions:

Declared	Record	Payable	Per Share Amount	Amount paid in Cash	DRIP	Total
May 9, 2007	May 31, 2007	June 28, 2007	$0.15	$358,000	$645,000	$1,003,000
August 8, 2007	August 30, 2007	September 27, 2007	0.26	769,000	981,000	1,750,000
November 7, 2007	November 29, 2007	December 27, 2007	0.27	1,837,000	—	1,837,000
December 14, 2007	December 31, 2007	January 28, 2008	0.30	2,041,000	—	2,041,000
Total 2007 dividends and distributions			0.98	5,005,000	1,626,000	6,631,000
May 7, 2008	June 5, 2008	June 26, 2008	0.31	2,144,000	—	2,144,000
July 21, 2008	August 14, 2008	September 4, 2008	0.35	2,421,000	—	2,421,000
October 9, 2008	October 30, 2008	November 20, 2008	0.38	2,629,000	—	2,629,000
December 7, 2008	December 23, 2008	January 6, 2009	0.40	2,767,000	—	2,767,000
Total 2008 dividends and distributions			1.44	9,961,000	—	9,961,000
February 13, 2009	February 27, 2009	March 13, 2009	0.05	352,000	—	352,000
March 11, 2009	March 25, 2009	April 8, 2009	0.40	2,817,000	—	2,817,000
June 16, 2009	July 9, 2009	July 23, 2009	0.40	3,333,000	—	3,333,000
September 23, 2009	October 8, 2009	October 22, 2009	0.41	3,030,000	1,000,000	4,030,000
December 1, 2009	December 22, 2009	January 5, 2010	0.41	3,583,000	1,215,000	4,798,000
Total 2009 dividends and distributions			1.67	13,115,000	2,215,000	15,330,000
March 11, 2010	March 25, 2010	April 8, 2010	0.41	3,803,000	1,090,000	4,893,000
June 1, 2010	June 15, 2010	June 29, 2010	0.41	4,009,000	915,000	4,924,000
August 25, 2010	September 8, 2010	September 22, 2010	0.41	4,137,000	813,000	4,950,000
December 01, 2010	December 15, 2010	December 29, 2010	0.42	5,406,000	846,000	6,252,000
Total 2010 dividends and distributions			1.65	17,355,000	3,664,000	21,019,000
February 23, 2011	March 16, 2011	March 30, 2011	0.42	6,679,000	1,094,000	7,773,000
May 31, 2011	June 15, 2011	June 29, 2011	0.44	7,156,000	1,015,000	8,171,000
August 31, 2011	September 14, 2011	September 28, 2011	0.44	8,993,000	973,000	9,966,000
November 2, 2011	December 14, 2011	December 28, 2011	0.47	9,543,000	1,133,000	10,676,000
Total 2011 dividends and distributions			1.77	32,371,000	4,215,000	36,586,000
February 28, 2012	March 14, 2012	March 28, 2012	0.47	11,760,000	1,028,000	12,788,000
May 30, 2012	June 13, 2012	June 27, 2012	0.50	12,994,000	636,000	13,630,000
August 29, 2012	September 12, 2012	September 26, 2012	0.52	13,392,000	799,000	14,191,000
November 28, 2012	December 12, 2012	December 26, 2012	0.53	13,643,000	837,000	14,480,000
Total 2012 dividends and distributions			2.02	51,789,000	3,300,000	55,089,000
February 27, 2013	March 13, 2013	March 27, 2013	0.54	14,072,000	797,000	14,869,000
May 29, 2013	June 12, 2013	June 26, 2013	0.54	14,115,000	773,000	14,888,000
August 28, 2013	September 11, 2013	September 25, 2013	0.54	14,140,000	792,000	14,932,000
November 27, 2013	December 11, 2013	December 24, 2013	0.54	14,409,000	538,000	14,947,000
Total 2013 dividends and distributions			2.16	56,736,000	2,900,000	59,636,000
Total dividends and distributions			$11.69	$186,332,000	$17,920,000	$204,252,000
Per Share Amounts
Per share amounts included in the Consolidated Statements of Operations are computed by dividing net investment income and net increase in net assets resulting from operations by the weighted average number of shares of common stock outstanding for the period. As the Company has no common stock equivalents outstanding, diluted per share amounts are the same as basic per share amounts. Net asset value per share is computed by dividing total net assets by the number of common shares outstanding as of the end of the period.

Triangle Capital Corporation
Notes to Financial Statements - (Continued)

2. Investments
Summaries of the composition of the Company’s investment portfolio at cost and fair value, and as a percentage of total investments, are shown in the following tables:

	Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
December 31, 2013:
Subordinated debt and 2nd lien notes	$540,561,082	83%	$514,467,575	77%
Senior debt and 1st lien notes	46,102,133	7	45,968,765	7
Equity shares	56,985,933	9	79,935,246	12
Equity warrants	10,168,637	1	23,928,603	4
Royalty rights	—	—	73,000	—
	$653,817,785	100%	$664,373,189	100%
December 31, 2012:
Subordinated debt and 2nd lien notes	$582,365,584	83%	$559,355,550	79%
Senior debt and 1st lien notes	46,955,594	7	46,576,994	7
Equity shares	60,948,229	9	78,979,179	11
Equity warrants	9,961,097	1	21,759,000	3
Royalty rights	—	—	132,000	—
	$700,230,504	100%	$706,802,723	100%
During the year ended December 31, 2013, the Company made eleven new investments, including recapitalizations of existing portfolio companies, totaling approximately $137.6 million, fourteen additional debt investments in existing portfolio companies of approximately $33.4 million and six additional equity investments in existing portfolio companies totaling approximately $3.3 million. During the year ended December 31, 2012, the Company made twenty-six new investments, including recapitalizations in existing portfolio companies, totaling approximately $340.5 million, eight additional debt investments in existing portfolio companies of approximately $7.8 million and five additional equity investments in existing portfolio companies totaling approximately $0.6 million. During the year ended December 31, 2011, the Company made twenty-one new investments, including recapitalizations in existing portfolio companies, totaling approximately $200.2 million, seven additional debt investments in existing portfolio companies of approximately $24.3 million and five additional equity investments in existing portfolio companies totaling approximately $0.5 million.

Triangle Capital Corporation
Notes to Financial Statements - (Continued)

The following table presents the Company’s investment portfolio at fair value as of December 31, 2013 and December 31, 2012, categorized by the ASC Topic 820 valuation hierarchy, as previously described:

	Fair Value at December 31, 2013
	Level 1	Level 2	Level 3	Total
Subordinated debt and 2nd lien notes	$—	$—	$514,467,575	$514,467,575
Senior debt and 1st lien notes	—	—	45,968,765	45,968,765
Equity shares	—	—	79,935,246	79,935,246
Equity warrants	—	—	23,928,603	23,928,603
Royalty rights	—	—	73,000	73,000
	$—	$—	$664,373,189	$664,373,189

	Fair Value at December 31, 2012
	Level 1	Level 2	Level 3	Total
Subordinated debt and 2nd lien notes	$—	$—	$559,355,550	$559,355,550
Senior debt and 1st lien notes	—	—	46,576,994	46,576,994
Equity shares	—	—	78,979,179	78,979,179
Equity warrants	—	—	21,759,000	21,759,000
Royalty rights	—	—	132,000	132,000
	$—	$—	$706,802,723	$706,802,723
The following tables reconcile the beginning and ending balances of the Company’s investment portfolio measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the years ended December 31, 2013 and 2012:

Year Ended December 31, 2013:	Subordinated Debt and 2nd Lien Notes	Senior Debt and 1st Lien Notes	Equity Shares	Equity Warrants	Royalty Rights	Total
Fair value, beginning of period	$559,355,550	$46,576,994	$78,979,179	$21,759,000	$132,000	$706,802,723
New investments	143,261,733	20,275,476	8,636,995	2,146,000	—	174,320,204
Investment Reclass	8,769,569	(8,769,569)	—	—	—	—
Proceeds from sales of investments	—	—	(24,007,653)	(10,010,193)	—	(34,017,846)
Loan origination fees received	(1,850,794)	(300,000)	—	—	—	(2,150,794)
Principal repayments received	(200,771,121)	(12,565,473)	—	—	—	(213,336,594)
PIK interest earned	16,032,871	987,624	—	—	—	17,020,495
PIK interest payments received	(11,535,063)	(507,608)	—	—	—	(12,042,671)
Accretion of loan discounts	1,484,751	—	—	—	—	1,484,751
Accretion of deferred loan origination revenue	3,650,384	239,808	—	—	—	3,890,192
Realized gain	(914,551)	—	11,408,362	7,925,733	—	18,419,544
Unrealized gain (loss)	(3,015,754)	31,513	4,918,363	2,108,063	(59,000)	3,983,185
Fair value, end of period	$514,467,575	$45,968,765	$79,935,246	$23,928,603	$73,000	$664,373,189

Triangle Capital Corporation
Notes to Financial Statements - (Continued)

Year Ended December 31, 2012:	Subordinated Debt and 2nd Lien Notes	Senior Debt and 1st Lien Notes	Equity Shares	Equity Warrants	Royalty Rights	Total
Fair value, beginning of period	$387,169,056	$59,974,195	$43,972,024	$15,043,300	$920,000	$507,078,575
New investments	314,045,768	2,986,663	30,183,406	1,722,317	—	348,938,154
Proceeds from sales of investments	—	—	(9,343,938)	(818,732)	(874,400)	(11,037,070)
Loan origination fees received	(5,431,915)	(200,000)	—	—	—	(5,631,915)
Principal repayments received	(130,160,007)	(18,081,249)	—	—	—	(148,241,256)
PIK interest earned	13,545,360	1,443,258	—	—	—	14,988,618
PIK interest payments received	(8,317,521)	(786,028)	—	—	—	(9,103,549)
Accretion of loan discounts	1,591,831	308,083	—	—	—	1,899,914
Accretion of deferred loan origination revenue	3,006,784	407,994	—	—	—	3,414,778
Realized gain (loss)	254,565	254,046	5,367,033	785,132	—	6,660,776
Unrealized gain (loss)	(16,348,371)	270,032	8,800,654	5,026,983	$86,400	(2,164,302)
Fair value, end of period	$559,355,550	$46,576,994	$78,979,179	$21,759,000	$132,000	$706,802,723
All realized and unrealized gains and losses are included in earnings (changes in net assets) and are reported on separate line items within the Company’s Consolidated Statements of Operations. Pre-tax net unrealized gains on investments of $8.5 million during the year ended December 31, 2013 are related to portfolio company investments that were still held by the Company as of December 31, 2013. Pre-tax net unrealized gains on investments of $1.8 million during the year ended December 31, 2012 are related to portfolio company investments that were still held by the Company as of December 31, 2012.

3. Borrowings
The Company had the following borrowings outstanding as of December 31, 2013 and December 31, 2012:

Issuance/Pooling Date	Maturity Date	Interest Rate as of December 31, 2013	December 31, 2013	December 31, 2012
SBA-Guaranteed Debentures:
September 24, 2008	September 1, 2018	N/A	$—	$20,500,000
March 25, 2009	March 1, 2019	5.337%	22,000,000	22,000,000
March 24, 2010	March 1, 2020	4.825%	6,800,000	6,800,000
September 22, 2010	September 1, 2020	3.687%	32,590,000	32,590,000
March 29, 2011	March 1, 2021	4.474%	75,400,000	75,400,000
September 21, 2011	September 1, 2021	3.392%	19,100,000	19,100,000
December 21, 2012	March 1, 2023	3.155%	30,000,000	30,000,000
SBA-Guaranteed LMI Debenture:
September 14, 2010	March 1, 2016	2.508%	7,395,211	7,214,579
Credit Facility:
June 26, 2013	September 17, 2017	4.025%	11,221,246	—
Notes:
March 2, 2012	March 15, 2019	7.000%	69,000,000	69,000,000
October 19, 2012	December 15, 2022	6.375%	80,500,000	80,500,000
			$354,006,457	$363,104,579

Triangle Capital Corporation
Notes to Financial Statements - (Continued)

SBA and SBA LMI Debentures
Interest payments on SBA-guaranteed debentures are payable semi–annually and there are no principal payments required on these debentures prior to maturity, nor do the debentures carry any prepayment penalties. The Company’s SBA-guaranteed Low or Moderate Income (“LMI”) debentures are five-year deferred interest debentures that are issued at a discount to par. The accretion of discount on SBA-guaranteed LMI debentures is classified as interest expense in the Company’s consolidated financial statements.
Under the Small Business Investment Act and current SBA policy applicable to SBICs, an SBIC (or group of SBICs under common control) can have outstanding at any time, SBA-guaranteed debentures and SBA-guaranteed LMI debentures (collectively, SBA-guaranteed debentures) up to two times (and in certain cases, up to three times) the amount of its regulatory capital. As of December 31, 2013, the maximum statutory limit on the dollar amount of outstanding SBA-guaranteed debentures that can be issued by a single SBIC is $150.0 million and by a group of SBICs under common control is $225.0 million. As of December 31, 2013, Triangle SBIC had outstanding $118.7 million of SBA-guaranteed debentures and had the current capacity to issue up to the statutory maximum of $150.0 million, subject to SBA approval. As of December 31, 2013, Triangle SBIC II had outstanding $75.0 million in face amount of SBA-guaranteed debentures. The weighted average interest rates for all SBA-guaranteed debentures as of December 31, 2013 and December 31, 2012 were 4.07% and 4.05%, respectively. As of December 31, 2013, all SBA debentures were pooled. The weighted average interest rate as of December 31, 2012 included $183.6 million of pooled SBA-guaranteed debentures with a weighted average fixed rate of 4.48% and $30.0 million of unpooled SBA guaranteed debentures with a weighted average interim interest rate of 1.42%. The SBA-guaranteed debentures are collateralized by the assets of Triangle SBIC and Triangle SBIC II.
In addition to a one-time 1.0% fee on the total commitment from the SBA, the Company also pays a one-time 2.425% fee on the amount of each SBA-guaranteed debenture issued and a one-time 2.0% fee on the amount of each SBA-guaranteed LMI debenture issued. These fees are capitalized as deferred financing costs and are amortized over the term of the debt agreements using the effective interest method. Upon prepayment of an SBA-guaranteed debenture, any unamortized deferred financing costs related to the SBA-guaranteed debenture are written off and recognized as a loss on extinguishment of debt in the Consolidated Statements of Operations. In the years ended December 31, 2013 and December 31, 2012 the Company prepaid approximately $20.5 million and $40.8 million, respectively, of SBA-guaranteed debentures and recognized losses on extinguishment of debt of approximately $0.4 million and $0.8 million, respectively.
The fair values of the SBA-guaranteed debentures are based on a market yield approach and current interest rates, which are Level 3 inputs to the market yield model. As of December 31, 2013 and December 31, 2012, the carrying amounts of SBA-guaranteed debentures were approximately $193.3 million and $213.6 million, respectively. As of December 31, 2013 and December 31, 2012, the fair values of the SBA-guaranteed debentures were approximately $206.6 million and $228.4 million, respectively.
Credit Facility
In June 2013, the Company entered into a second amended and restated senior secured credit facility (the “Credit Facility”) to provide liquidity in support of its investment and operational activities. The Credit Facility, which has an initial commitment of $165.0 million supported by nine financial institutions, replaced the Company's $165.0 million senior secured credit facility entered into in September 2012 (the “Prior Facility”). The Credit Facility, which matures on September 17, 2017, allows the Company to borrow foreign currencies (initially Canadian dollars) directly under the Credit Facility.
The Credit Facility has an accordion feature that allows for an increase in the total commitment size up to $215.0 million, subject to certain conditions, and also contains a one-year extension option to September 17, 2018. The Credit Facility, which is structured to operate like a revolving credit facility, is secured primarily by the Company's assets, excluding the assets of Triangle SBIC and Triangle SBIC II.
Borrowings under the Credit Facility bear interest, subject to the Company's election, on a per annum basis equal to (i) the applicable base rate plus 1.75%, (ii) the applicable LIBOR rate plus 2.75% or (iii) for borrowings denominated in Canadian dollars, the applicable Canadian Dealer Offered Rate plus 2.75%. The applicable base rate is equal to the greater of (i) the prime rate, (ii) the federal funds rate plus 0.5% or (iii) the adjusted one-month

Triangle Capital Corporation
Notes to Financial Statements - (Continued)

LIBOR rate plus 2.0%. The Company pays a commitment fee of 0.375% per annum on undrawn amounts, which is included with interest and other financing fees on the Company's Consolidated Statements of Operations. Borrowings under the Credit Facility are also limited to a borrowing base, which includes certain cash and a portion of eligible debt investments.
As of December 31, 2013, the Company had non-United States dollar borrowings denominated in Canadian dollars of $12.0 million ($11.2 million United States dollars) outstanding under the Credit Facility with an interest rate of 4.03%. The borrowings denominated in Canadian dollars are translated into United States dollars based on the spot rate at each balance sheet date. The impact resulting from changes in foreign exchange rates on the credit facility borrowings is included in unrealized appreciation (depreciation) on foreign currency borrowings in the Company's Consolidated Statements of Operations. The borrowings denominated in Canadian dollars may be positively or negatively affected by movements in the rate of exchange between the United States dollar and the Canadian dollar. This movement is beyond the control of the Company and cannot be predicted. As of December 31, 2012, the Company had no borrowings outstanding under the Prior Facility.
The fair value of the borrowings outstanding under the Credit Facility are based on a market yield approach and current interest rates, which are Level 3 inputs to the market yield model. As of December 31, 2013, the fair value of the borrowings outstanding under the Credit Facility was approximately $11.2 million.
As with the Prior Facility, the Credit Facility contains certain affirmative and negative covenants, including but not limited to (i) maintaining a minimum interest coverage ratio, (ii) maintaining minimum consolidated tangible net worth and (iii) maintaining its status as a regulated investment company and as a business development company. As of December 31, 2013, the Company was in compliance with all covenants of the Credit Facility.
Notes
In March 2012, the Company issued $69.0 million of unsecured notes due 2019 (the “2019 Notes”). The 2019 Notes mature on March 15, 2019, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after March 15, 2015. The 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning June 15, 2012. The net proceeds to the Company from the sale of the 2019 Notes, after underwriting discounts and offering expenses, were approximately $66.7 million. As of both December 31, 2013 and December 31, 2012, the carrying amount of the 2019 Notes was approximately $69.0 million. As of December 31, 2013 and December 31, 2012, the fair values of the 2019 Notes were $71.6 million and $72.6 million, respectively.
In October 2012, the Company issued $70.0 million of unsecured notes due 2022 (the "2022 Notes") and in November 2012, issued $10.5 million of 2022 Notes. The 2022 Notes mature on December 15, 2022, and may be redeemed in whole or in part at any time or from time to time at the Company's option on or after December 15, 2015.  The 2022 Notes bear interest at a rate of 6.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning December 15, 2012.  The net proceeds to the Company from the sale of the 2022 Notes, after underwriting discounts and offering expenses, were approximately $77.8 million. As of both December 31, 2013 and December 31, 2012, the carrying amount of the 2022 Notes was $80.5 million. As of December 31, 2013 and December 31, 2012, the fair values of the 2022 Notes were $76.7 million and $78.1 million, respectively. Such fair values of the 2019 Notes and the 2022 Notes are based on the closing prices of each respective security on the New York Stock Exchange, which are Level 1 inputs under ASC 820.
The indentures relating to the 2019 Notes and the 2022 Notes contain certain covenants, including but not limited to (i) a requirement that the Company comply with the asset coverage requirements of the 1940 Act or any successor provisions, and (ii) to provide financial information to the holders of the notes and the trustee under the indentures if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934.

Triangle Capital Corporation
Notes to Financial Statements - (Continued)

4. Income Taxes
The Company has elected to be treated as a RIC under the Code and intends to make the required distributions to its stockholders as specified therein. In order to maintain its qualification as a RIC, the Company must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Company is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute (actually or constructively) and certain built-in gains. The Company met its minimum distribution requirements for 2013, 2012 and 2011 and continually monitors its distribution requirements with the goal of ensuring compliance with the Code.
The minimum distribution requirements applicable to RICs require the Company to distribute to its stockholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year distributions into the next tax year and pay a 4% excise tax on such excess. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.
ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. The Company may be required to recognize ICTI in certain circumstances in which it does not receive cash. For example, if the Company holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments issued with warrants), the Company must include in ICTI each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Company in the same taxable year. The Company may also have to include in ICTI other amounts that it has not yet received in cash, such as (i) PIK interest income and (ii) interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any original issue discount or other amounts accrued will be included in the Company’s ICTI for the year of accrual, the Company may be required to make a distribution to its stockholders in order to satisfy the minimum distribution requirements, even though the Company will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.
Permanent differences between ICTI and net investment income for financial reporting purposes are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the years ended December 31, 2013, 2012 and 2011, the Company reclassified for book purposes amounts arising from permanent book/tax differences primarily related to differences in the tax basis and book basis of investments sold and non-deductible taxes paid during the year as follows:

	December 31,
	2013	2012	2011
Additional paid-in capital	$(1,159,313)	$4,461,480	$584,146
Investment income in excess of distributions	$886,426	$(1,256,028)	$638,083
Accumulated realized gains on investments	$272,887	$(3,205,452)	$(1,222,229)
Tax positions taken or expected to be taken in the course of preparing the Company's tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Company's tax positions taken, or to be taken, on federal income tax returns for all open tax years (fiscal years 2010-2013), and has concluded that the provision for uncertain tax positions in the Company's financial statements is necessary.
In addition, the Company has certain wholly-owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of its portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for financial reporting purposes, such that the Company’s consolidated financial statements reflect the Company’s investments in the portfolio companies owned by the Taxable

Triangle Capital Corporation
Notes to Financial Statements - (Continued)

Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold certain portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90% of the RIC’s gross revenue for income tax purposes must consist of investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass-through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of investment income, it could jeopardize the Company’s ability to qualify as a RIC and therefore cause the Company to incur significant amounts of federal income taxes. When LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, their income is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping the Company preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense is reflected in the Company’s Consolidated Statements of Operations.
For income tax purposes, distributions paid to stockholders are reported as ordinary income, long-term capital gains, return of capital or a combination thereof. The tax character of distributions paid for the years ended December 31, 2013, 2012 and 2011 was as follows:

	Year Ended December 31,
	2013	2012	2011
Ordinary income	$57,920,707	$54,174,924	$35,954,170
Distributions of long-term capital gains	508,982	—	—
Distributions on a tax basis	$58,429,689	$54,174,924	$35,954,170
During the year ended December 31, 2011, the Company utilized net capital loss carryforwards of $8,244,376.
The Company intends to retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to generally designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, the Company will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. For the year ended December 31, 2013, the Company did not elect to designate retained net capital gains as deemed distributions. For the year ended December 31, 2012, the Company elected to designate retained net capital gains of $7,125,809, or approximately $0.26 per share, as a deemed distribution, which was allocated to stockholders of record as of December 31, 2012. The Company paid U.S. federal income taxes of $2,494,033 or approximately $0.09 per share, related to the 2012 retained capital gains. For the year ended December 31, 2011, the Company elected to designate retained net capital gains of $1,414,949, or approximately $0.06 per share, as a deemed distribution, which was allocated to stockholders of record as of December 31, 2011. The Company paid U.S. federal income taxes of $495,233 or approximately $0.02 per share, related to the 2011 retained capital gains.
At December 31, 2013, 2012 and 2011, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Consolidated Balance Sheets by temporary and other book/tax differences, primarily relating to depreciation expense, stock-based compensation, accruals of defaulted debt investment interest and the tax treatment of certain partnership investments, as follows:

	December 31,
	2013	2012	2011
Undistributed net investment income	$9,870,670	$5,360,266	$8,041,850
Accumulated capital gains (losses)	18,321,413	—	—
Other permanent differences relating to the Company’s formation	1,975,543	1,975,543	1,975,543
Other temporary differences	(1,032,839)	3,118,678	(840,620)
Unrealized appreciation	7,586,753	3,531,375	6,790,138
Components of distributable earnings at year end	$36,721,540	$13,985,862	$15,966,911

Triangle Capital Corporation
Notes to Financial Statements - (Continued)

For federal income tax purposes, the cost of investments owned at December 31, 2013 and 2012 was approximately $656.6 million and $704.0 million, respectively.

5. Equity-Based and Other Compensation Plans
The Company’s Board of Directors and stockholders have approved the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan (the “Plan”), under which there are 2,400,000 shares of the Company’s Common Stock authorized for issuance. Under the Plan, the Board (or compensation committee, if delegated administrative authority by the Board) may award stock options, restricted stock or other stock based incentive awards to executive officers, employees and directors. Equity-based awards granted under the Plan to independent directors generally will vest over a one-year period and equity-based awards granted under the Plan to executive officers and employees generally will vest ratably over a four-year period.
The Company accounts for its equity-based compensation plan using the fair value method, as prescribed by ASC Topic 718, Stock Compensation. Accordingly, for restricted stock awards, the Company measures the grant date fair value based upon the market price of the Company’s common stock on the date of the grant and amortizes this fair value to compensation expense ratably over the requisite service period or vesting term.
The following table presents information with respect to the Plan for the years ended December 31, 2013, 2012 and 2011:

	Years Ended December 31,
	2013		2012		2011
	Number of Shares	Weighted Average Grant Date Fair Value per Share	Number of Shares	Weighted Average Grant Date Fair Value per Share	Number of Shares	Weighted Average Grant Date Fair Value per Share
Unvested shares, beginning of period	290,198	$18.52	359,555	$15.39	302,698	$11.40
Shares granted during the period	309,430	$28.66	235,086	$19.00	161,174	$20.37
Shares vested during the period	(7,455)	$20.12	(304,443)	$15.19	(104,317)	$11.53
Unvested shares, end of period	592,173	$23.80	290,198	$18.52	359,555	$15.39
In the years ended December 31, 2013, 2012 and 2011, the Company recognized equity-based compensation expense of approximately $4.0 million, $3.0 million and $1.9 million, respectively. This expense is included in general and administrative expenses in the Company’s Consolidated Statements of Operations.
As of December 31, 2013, there was approximately $10.2 million of total unrecognized compensation cost, related to the Company’s non-vested restricted shares. This cost is expected to be recognized over a weighted average period of approximately 2.0 years.
The Company’s Board of Directors has adopted a nonqualified deferred compensation plan covering the Company’s executive officers and key employees. Any compensation deferred and the Company’s contributions will earn a return based on the returns on certain investments designated by the Compensation Committee of the Company’s Board of Directors. Participants are 100% vested in amounts deferred under the deferred compensation plan and the earnings thereon. Contributions to the plan and earnings thereon vest ratably over a four-year period.
The Company maintains a 401(k) plan in which all full-time employees who are at least 21 years of age and have 90 days of service are eligible to participate and receive employer contributions. Eligible employees may contribute a portion of their compensation on a pretax basis into the 401(k) plan up to the maximum amount allowed under the Code, and direct the investment of their contributions.

Triangle Capital Corporation
Notes to Financial Statements - (Continued)

6. Commitments and Contingencies
In the normal course of business, the Company is party to financial instruments with off-balance sheet risk, consisting primarily of unused commitments to extend credit, in the form of loans, to the Company’s portfolio companies. The balance of unused commitments to extend credit as of December 31, 2013 was approximately $4.0 million. There were no unused commitments to extend credit as of December 31, 2012. Since commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.
The Company’s headquarters is leased under an agreement that expires on May 31, 2019. Rent expense for the years ended December 31, 2013, 2012 and 2011 was approximately $288,000, $285,000 and $290,000 respectively, and the rent commitments as of December 31, 2013 are as follows:

Year ending December 31,	Rent Commitment
2014	$398,462
2015	407,417
2016	416,587
2017	425,971
2018	435,571
2019	187,637
Total	$2,271,645

Triangle Capital Corporation
Notes to Financial Statements - (Continued)

7.     Financial Highlights

	Years Ended December 31,
	2013	2012	2011	2010	2009
Per share data:
Net asset value at beginning of period	$15.30	$14.68	$12.09	$11.03	$13.22
Net investment income(1)	2.23	2.16	2.07	1.62	1.63
Net realized gain (loss) on investments(1)	0.67	0.25	0.56	(0.43)	0.05
Net unrealized appreciation (depreciation) on investments / foreign currency(1)	0.08	(0.11)	0.33	0.86	(1.20)
Total increase from investment operations(1)	2.98	2.30	2.96	2.05	0.48
Cash dividends/distributions declared	(2.16)	(2.02)	(1.77)	(1.65)	(1.67)
Taxes paid on deemed distribution of long-term capital gains	—	(0.09)	(0.02)	—	—
Common stock offerings	—	0.54	1.61	0.67	(0.53)
Stock-based compensation(1)	(0.03)	(0.08)	(0.04)	(0.05)	0.08
Shares issued pursuant to Dividend Reinvestment Plan	0.04	0.05	0.03	0.08	0.10
Loss on extinguishment of debt(1)	(0.01)	(0.03)	(0.01)	(0.03)	—
Provision for taxes(1)	(0.02)	(0.02)	(0.05)	(0.02)	(0.02)
Other(2)	—	(0.03)	(0.12)	0.01	(0.63)
Net asset value at end of period	$16.10	$15.30	$14.68	$12.09	$11.03
Market value at end of period(3)	$27.65	$25.49	$19.12	$19.00	$12.09
Shares outstanding at end of period	27,697,483	27,284,798	22,774,726	14,928,987	11,702,511
Net assets at end of period	$445,792,130	$417,335,244	$334,286,955	$180,479,159	$129,099,192
Average net assets	$434,926,009	$406,869,811	$270,041,765	$145,386,905	$98,085,844
Ratio of total operating expenses to average net assets	9%	8%	9%	11%	14%
Ratio of net investment income to average net assets	14%	14%	15%	14%	14%
Portfolio turnover ratio	26%	27%	11%	23%	12%
Total return(4)	17%	44%	10%	71%	35%

(1)	Weighted average basic per share data.

(2)
Represents the impact of the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

(3)	Represents the closing price of the Company’s common stock on the last day of the period.

(4)
The total return equals the change in the market value of the Company’s common stock during the period, plus dividends declared per share during the period, divided by the market value of the Company’s common stock at the beginning of the period.

Triangle Capital Corporation
Notes to Financial Statements - (Continued)

8.     Selected Quarterly Financial Data (Unaudited)
The following tables set forth certain quarterly financial information for each of the eight quarters in the two years ended December 31, 2013. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	Quarter Ended
	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Total investment income	$24,465,935	$27,256,148	$27,315,168	$21,991,114
Net investment income	15,233,465	16,271,923	16,779,568	13,243,941
Net increase in net assets resulting from operations	18,419,816	21,848,467	23,171,664	17,771,933
Net investment income per share	$0.56	$0.59	$0.61	$0.48
	Quarter Ended
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Total investment income	$19,111,853	$21,962,466	$24,326,708	$24,967,440
Net investment income	12,193,849	14,050,423	15,876,354	15,541,771
Net increase in net assets resulting from operations	12,617,508	15,626,201	16,231,786	15,588,022
Net investment income per share	$0.49	$0.52	$0.58	$0.57

9. Subsequent Events
In January 2014, the Company invested $9.8 million in subordinated debt of On Event Services, LLC ("On Event Services"). On Event Services rents audio, video, lighting, staging and other equipment to hotels, conference venues and to live events. Under the terms of the investment, On Event Services will pay interest on the subordinated debt at a rate of 12%.
In January 2014, the Company invested $14.8 million in subordinated debt and equity of Justrite Manufacturing Company LLC ("Justrite"). Justrite designs, develops and supplies storage, handling and security products for hazardous materials, as well as environmental protection and spill containment devices. Under the terms of the investment, Justrite will pay interest on the subordinated debt at a rate of 12%.
In January 2014, the Company invested $12.5 million in subordinated debt and equity of AGM Automotive, Inc. ("AGM"). AGM supplies interior components to the auto industry, specializing in interior lighting, overhead consoles, floor mats, interior handles, electronics and switches. Under the terms of the investment, AGM will pay interest on the subordinated debt at a rate of 13%.
In February 2014, the Company’s Board of Directors granted 273,000 restricted shares of the Company’s common stock to certain employees. These restricted shares had a total grant date fair value of approximately $7.1 million, which will be expensed on a straight-line basis over each respective award’s vesting period.
In February 2014, the Company invested $13.2 million in subordinated debt and equity in PetroLiance, LLC ("PetroLiance"). PetroLiance distributes lubricants, fuels and ancillary products. Under the terms of the investment, PetroLiance will pay interest on the subordinated debt at a rate of 13%.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders
Triangle Capital Corporation

We have audited the consolidated balance sheets of Triangle Capital Corporation (the Company), including the consolidated schedules of investments, as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2013. We have also audited the consolidated financial highlights for each of the five years in the period ended December 31, 2013, and have issued our report thereon dated February 26, 2014 (included elsewhere in this Form 10-K). Our audits also included the Schedule 12-14 listed in the Index at Item 15(a)(2) of this Form 10-K. The Schedule 12-14 is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits.

In our opinion, the Schedule 12-14 referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.
/s/ Ernst & Young LLP
Raleigh, North Carolina
February 26, 2014

Schedule 12-14
TRIANGLE CAPITAL CORPORATION Schedule of Investments in and Advances to Affiliates Year ended December 31, 2013

Portfolio Company	Type of Investment	Amount of Interest or Dividends Credits to Income(1)	December 31, 2012 Value	Gross Additions(2)	Gross Reductions(3)	December 31, 2013 Value
Control Investments:
FCL Graphics, Inc. (“FCL”) and FCL Holding SPV, LLC (“SPV”)	Senior Note-FCL (4.8% Cash)	$74,549	$1,386,706	$—	$115,473	$1,271,233
	Senior Note-FCL (7.8% Cash, 2% PIK)	117,994	1,006,000	56,000	—	1,062,000
	Senior Note-SPV (2.0% Cash, 5.3% PIK)	21,543	—	9,000	—	9,000
	Members Interests-SPV (299,875 units)	—	—	—	—	—
		214,086	2,392,706	65,000	115,473	2,342,233

Fire Sprinkler Systems, Inc.	Subordinated Notes (2% PIK)	—	140,000	2,852,528	2,992,528	—
	Common Stock (2,978 shares)	—	—	294,624	294,624	—
		—	140,000	3,147,152	3,287,152	—

Fischbein, LLC	Class A-1 Common Units (501,984 units)	498	141,512	83,170	224,682	—
	Class A Common Units (3,839,068 units)	—	927,121	636,063	1,563,184	—
		498	1,068,633	719,233	1,787,866	—

Gerli & Company	Subordinated Note (13% Cash)	—	250,000	125,000	—	375,000
	Subordinated Note (8.5% Cash)	—	464,000	—	106,000	358,000
	Class A Preferred Shares (1,211 shares)	—	—	—	—	—
	Class C Preferred Shares (744 shares)	—	—	—	—	—
	Class E Preferred Shares (400 shares)	—	—	—	—	—
	Common Stock (300 shares)	—	—	—	—	—
		—	714,000	125,000	106,000	733,000

SRC, Inc.	Subordinated Note (10.8% Cash, 0.25% PIK)	—	—	250,000	250,000	—
	Senior Revolver (9.3% Cash)	—	—	376,195	—	376,195
	Senior Term Loan (10.3% Cash)	—	—	1,907,481	—	1,907,481
	Debtor in Possession Loan (8.0% Cash)	—	—	1,491,800	—	1,491,800
	Subordinated Notes (12% Cash, 2% PIK)	—	5,643,000	407,357	2,108,357	3,942,000
	Common Stock Purchase Warrants	—	—	—	—	—
		—	5,643,000	4,432,833	2,358,357	7,717,476

Total Control Investments		214,584	9,958,339	8,489,218	7,654,848	10,792,709

Affiliate Investments:
All Aboard America! Holdings Inc.	Subordinated Note (12% Cash, 3% PIK)	1,427,423	8,473,203	292,534	—	8,765,737
	Convertible Preferred Interest in LLC	—	1,500,000	—	498,000	1,002,000
		1,427,423	9,973,203	292,534	498,000	9,767,737

American De-Rosa Lamparts, LLC and Hallmark Lighting	Subordinated Note (12% Cash, 6% PIK)	1,941,294	5,679,311	1,135,946		6,815,257
	Membership Units (6,516 units)	—	—	39,000		39,000
		1,941,294	5,679,311	1,174,946	—	6,854,257

TRIANGLE CAPITAL CORPORATION Schedule of Investments in and Advances to Affiliates Year ended December 31, 2013

Portfolio Company	Type of Investment	Amount of Interest or Dividends Credits to Income(1)	December 31, 2012 Value	Gross Additions(2)	Gross Reductions(3)	December 31, 2013 Value
AP Services, Inc.	Class A Units (933 units)	$11,655	$556,618	$89,307	$392,921	$253,004
	Class B Units (496 units)	6,196	295,642	124,945	286,206	134,381
		17,851	852,260	214,252	679,127	387,385

Asset Point, LLC	Senior Note (12% Cash, 4% PIK)	1,121,288	6,299,297	333,728	—	6,633,025
	Subordinated Note (12% Cash, 2% PIK)	90,296	576,000	30,000	—	606,000
	Subordinated Note (7% Cash)	61,109	647,000	139,000	—	786,000
	Membership Units (1,000,000 units)	—	398,000	327,000	—	725,000
	Options to Purchase Membership Units (342,407 units)	—	180,000	47,000	—	227,000
	Membership Unit Warrants (356,506 units)	—	—	—	—	—
		1,272,693	8,100,297	876,728	—	8,977,025

Axxiom Manufacturing, Inc.	Common Stock (136,400 shares)	—	1,437,000	1,237,000	2,674,000	—
	Common Stock Warrant (4,000 shares)	—	37,000	37,000	74,000	—
		—	1,474,000	1,274,000	2,748,000	—

Captek Softgel International, Inc.	Subordinated Note (12% Cash, 4% PIK)	1,451,611	8,500,212	383,122	—	8,883,334
	Class A Units (80,000 units)	—	409,000	285,000	—	694,000
		1,451,611	8,909,212	668,122	—	9,577,334

CIS Secure Computing Inc.	Subordinated Note (12% Cash, 2% PIK)	1,622,267	9,966,594	360,635	—	10,327,229
	Common Stock (84 shares)	—	1,081,000	—	868,000	213,000
		1,622,267	11,047,594	360,635	868,000	10,540,229

Dyson Corporation	Class A Units (1,000,000 units)	—	3,122,000	—	1,567,000	1,555,000
		—	3,122,000	—	1,567,000	1,555,000

Equisales, LLC	Subordinated Note (6.5% Cash, 10% PIK)	—	250,000	2,907,043	3,157,043	—
	Class A Units (500,000 units)	—	—	480,900	480,900	—
		—	250,000	3,387,943	3,637,943	—

Fischbein Partners, LLC	Class A Units (1,750,000 units)	—	6,616,000	6,556,811	13,172,811	—
		—	6,616,000	6,556,811	13,172,811	—

Main Street Gourmet, LLC	Subordinated Notes (12% Cash, 4.5% PIK)	749,995	4,268,044	214,349	—	4,482,393
	Jr. Subordinated Notes (8% Cash, 2% PIK)	108,928	1,020,646	24,276	—	1,044,922
	Preferred Units (233 units)	—	153,000	150,000	—	303,000
	Common B Units (3,000 units)	—	—	440,000	—	440,000
	Common A Units (1,652 units)	—	—	242,000	—	242,000
		858,923	5,441,690	1,070,625	—	6,512,315

PartsNow!, LLC	Subordinated Note (12% Cash, 3% PIK)	1,757,941	10,908,758	376,829	—	11,285,587
	Member Units (1,000,000 units)	—	1,000,000	351,000	—	1,351,000
	Royalty Rights	—	—	73,000	—	73,000
		1,757,941	11,908,758	800,829	—	12,709,587

TRIANGLE CAPITAL CORPORATION Schedule of Investments in and Advances to Affiliates Year ended December 31, 2013

Portfolio Company	Type of Investment	Amount of Interest or Dividends Credits to Income(1)	December 31, 2012 Value	Gross Additions(2)	Gross Reductions(3)	December 31, 2013 Value
Pine Street Holdings, LLC	Preferred Units (200 units)	$—	$417,000	$—	$417,000	$—
	Common Unit Warrants (2,220 units)	—	36,000	—	36,000	—
		—	453,000	—	453,000	—

Plantation Products, LLC	Subordinated Notes (10.5% Cash, 7% PIK)	3,018,360	19,108,298	1,092,840	5,777,280	14,423,858
	Preferred Units (4,312 units)	—	4,660,000	373,000	—	5,033,000
	Common Units (352,000 units)	—	382,000	3,859,000	—	4,241,000
		3,018,360	24,150,298	5,324,840	5,777,280	23,697,858

QC Holdings, Inc.	Common Stock (5,594 shares)	—	233,000	237,000	—	470,000
		—	233,000	237,000	—	470,000

Technology Crops International	Subordinated Note (12% Cash, 5% PIK)	1,061,415	5,853,425	326,382	—	6,179,807
	Common Units (50 units)	58	680,000	—	680,000	—
		1,061,473	6,533,425	326,382	680,000	6,179,807

Venture Technology Groups, Inc.	Subordinated Note (12.5% Cash, 4% PIK)	—	1,288,000	235,000	1,112,000	411,000
	Class A Units (1,000,000 units)	—	—	—	—	—
		—	1,288,000	235,000	1,112,000	411,000

Waste Recyclers Holdings, LLC	Class A Preferred Units (280 units)	—	—	—	—	—
	Class B Preferred Units (11,484,867 units)	—	2,974,000	—	1,492,000	1,482,000
	Class C Preferred Units (1,444,475 units)	505,417	663,000	—	663,000	—
	Common Unit Purchase Warrant (1,170,083 units)	—	—	—	—	—
	Common Units (153,219 units)	—	—	—	—	—
		505,417	3,637,000	—	2,155,000	1,482,000

Wythe Will Tzetzo, LLC	Subordinated Notes (13% Cash)	836,613	9,964,397	393,078	10,357,475	—
	Series A Preferred Units (74,764 units)	586,092	3,007,000	3,493,000	—	6,500,000
	Common Unit Purchase Warrants (25,065 units)	—	768,000	1,147,000	—	1,915,000
		1,422,705	13,739,397	5,033,078	10,357,475	8,415,000

Total Affiliate Investments		$16,357,958	$123,408,445	$27,833,725	$43,705,636	$107,536,534

(1)	Represents the total amount of interest, fees or dividends credited to income for the portion of the year an investment was included in Control or Affiliate categories, respectively.

(2)
Gross additions include increase in the cost basis of investments resulting from new portfolio investment, follow-on investments and accrued PIK interest. Gross Additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(3)
Gross reductions include decreases in the total cost basis of investments resulting from principal or PIK repayments or sales. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

This schedule should be read in conjunction with Triangle Capital Corporation's Consolidated Financial Statements, including the Consolidated Schedules of Investments.

P R O S P E C T U S